Exhibit 10.8

LEASE

BY AND BETWEEN

M WEST PROPCO X, LLC,

a Delaware limited liability company

as Landlord

and

INTEVAC, INC.,

a Delaware corporation

as Tenant

For Premises located at

3560-3580 Bassett Street,

Santa Clara, California

LEASE

This Lease is dated as of the lease reference date specified in Section A of the Summary of Basic Lease Terms and is made by and between the party identified as Landlord in Section B of the Summary and the party identified as Tenant in Section C of the Summary.

SUMMARY OF BASIC LEASE TERMS

SECTION (LEASE REFERENCE)	TERMS
A. Effective Date: (Introduction)	March ___, 2014.

B. Landlord: (Introduction)	M West Propco X, LLC a Delaware limited liability company

C. Tenant: (Introduction)	Intevac, Inc., a Delaware corporation

D. Premises: (§ 1.20)	That area consisting of approximately 119,583 rentable square feet of space in the aggregate, as shown on Exhibit A attached hereto, and which is located within the Building described below.

E. Project: (§1.21)	The land and improvements shown on Exhibit A, commonly referred to as “Triangle Technology Park” and currently with the following buildings:

(1) 3506-3510 Bassett Street, Santa Clara, California, which contains approximately 43,744 rentable square feet of space; and

(2) 3520-3530 Bassett Street, Santa Clara, California, which contains approximately 102,156 rentable square feet of space; and

(3) 3540-3548 Bassett Street, Santa Clara, California,, which contains approximately 104,060 rentable square feet of space; and

(4) 3550-3580 Bassett Street, Santa Clara, California, which contains approximately 167,063 rentable square feet of space.

The buildings in the Project currently contain approximately 417,023 rentable square feet of space in the aggregate.

F. Building: (§ 1.7)	The buildings in which the Premises are located, the addresses of which are 3560-3580 Bassett Street, Santa Clara, California. The Building contains approximately 167,063 rentable square feet of space in the aggregate. The rentable square footage of the Premises and the aggregate rentable square footage of the Building referred to above shall be deemed the actual rentable square footage of the Premises and the Building.

G. Tenant’s Share: (§ 1.28)	71.58% of the buildings that comprise the Building based on the ratio that the rentable square footage of the Premises bears to the total rentable square footage in the Building.

H. Tenant’s Allocated Parking Passes: (§ 4.5)	Three hundred twenty-three (323) unreserved parking passes, subject to the terms of Section 4.5 of the Lease.

I. Commencement Date: (§ 1.8)	April 1, 2014.

Expiration Date: (§ 1.12)	March 31, 2024.

J. Lease Term: (§ 1.17)	One hundred twenty (120) calendar months.

K. Base Monthly Rent: (§ 3.1)

Period During Lease Term	Approximate Annual Base Rent Rate Per Rentable Square Foot	Annual Base Rent**	Base Monthly Rent
April 1, 2014 – March 31, 2016*	$14.30	$1,709,603.58	$142,466.96
April 1, 2016 – March 31, 2017	$14.73	$1,760.891.69	$146,740.97
April 1, 2017 – March 31, 2018	$15.17	$1,813,718.44	$151,143.20
April 1, 2018 – March 31, 2019	$15.62	$1,868,129.99	$155,677.50
April 1, 2019 – March 31, 2020	$16.09	$1,924,173.89	$160,347.82
April 1, 2020 – March 31, 2021	$16.57	$1,981,899.11	$165,158.26
April 1, 2021 – March 31, 2022	$17.07	$2,041,356.08	$170,113.01

April 1, 2022 – March 31, 2023	$17.58	$2,102,596.76	$175,216.40
April 1, 2023 – March 31, 2024	$18.11	$2,165,674.66	$180,472.89

*	Tenant’s obligation to pay Base Monthly Rent during months one (1) through three (3) (i.e., April 1, 2014 through and including June 30, 2014), and months seven (7) through nine (9) (i.e., October 1, 2014 through and including December 31, 2014), shall be subject to the Base Rent Abatement, as set forth in Section 3.1.B of the Lease.
**	The Annual Base Rent for the first twenty-four (24) full calendar months of the Lease Term (i.e., April 1, 2014 through March 31, 2016) was calculated by multiplying $14.30 by the number of rentable square feet of space in the Premises. In all subsequent periods (i.e., April 1, 2016 through March 31, 2024), the calculation of Annual Base Rent reflects an annual increase of 3.0%.

L. Prepaid Rent: (§ 3.3)	Not applicable.

M. Letter of Credit: (§ 3.5)	$1,000,000.00, subject to reduction and the other terms of Section 3.5 of the Lease.

N. Permitted Use: (§ 4.1)	The Premises may only be used for general office, research and development, manufacturing and warehouse activities, and other lawful uses to the extent consistent with zoning laws applicable to the Project and approved in advance by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed, but for no other purpose.

O. Permitted Tenant’s Alterations Limit: (§ 5.2)	$240,000.00, subject to the terms of Section 5.2 of the Lease.

P. Tenant’s Liability Insurance Minimum: (§ 9.1)	$2,000,000.00 per occurrence, with a $3,000,000.00 aggregate limit.

Q. Landlord’s Address: (§ 1.3)	M West Propco X, LLC c/o MWest Properties 3351 Olcott Street Santa Clara, CA 95054 Attn: Property Manager

With a copy to:	DivcoWest Real Estate Services, Inc. 575 Market Street, 35th floor San Francisco, CA 94105 Attn: Steve Novick

And:

DivcoWest Real Estate Services, Inc.

575 Market Street, 35th Floor

San Francisco, CA 94105

Attn: Jackie Moore

And:

Allen Matkins Leck Gamble Mallory & Natsis LLP

1901 Avenue of the Stars, Suite 1800

Los Angeles, CA 90067

Attn: Tony N. Natsis, Esq.

R. Tenant’s Address: (§ 1.3)	Intevac, Inc. 3560 Bassett Street Santa Clara, California 95054 Attn: Chief Financial Officer

S. Retained Real Estate Brokers: (§ 15.13)	Jones Lang LaSalle (representing Tenant)

T. Tenant Improvement Allowance: (Exhibit B)	$10.00 per rentable square foot of the Premises (i.e., an amount equal to $1,195,830.00 based on 119,583 rentable square feet), subject to the terms and conditions of the Tenant Work Letter attached hereto as Exhibit B.

U. Lease:

This Lease includes the summary of the Basic Lease Terms, the Lease, and the following exhibits and addenda:

Exhibit A – Project Site Plan and Outline of the Premises

Exhibit B – Tenant Work Letter

Exhibit C – No Reserved Parking Area

Exhibit D – Option to Extend

Exhibit E – Approved Hazardous Materials Exhibit

Exhibit F – Form Letter of Credit

The foregoing Summary is hereby incorporated into and made a part of this Lease. Each reference in this Lease to any term of the Summary shall mean the respective information set forth above and shall be construed to incorporate all of the terms provided under the particular paragraph pertaining to such information. In the event of any conflict between the Summary and the Lease, the Summary shall control.

ARTICLE 1

DEFINITIONS

1.1 General: Any initially capitalized term that is given a special meaning by this Article 1, the Summary, or by any other provision of this Lease (including the exhibits attached hereto) shall have such meaning when used in this Lease or any addendum or amendment hereto unless otherwise clearly indicated by the context.

1.2 Additional Rent: The term “Additional Rent” is defined in Section 3.2.

1.3 Address for Notices: The term “Address for Notices” means the addresses set forth in Sections Q and R of the Summary.

1.4 Agents: The term “Agents” means the following: (i) with respect to Landlord, the employees, contractors and agents of Landlord; and (ii) with respect to Tenant, the employees, contractors, agents and invitees of Tenant and Tenant’s subtenants and their respective agents, employees, contractors, and invitees.

1.5 Agreed Interest Rate: The term “Agreed Interest Rate” means that interest rate determined as of the time it is to be applied that is equal to the lesser of (i) three percent (3%) in excess of the discount rate established by the Federal Reserve Bank of San Francisco as it may be adjusted from time to time, or (ii) the maximum interest rate permitted by Law.

1.6 Base Monthly Rent: The term “Base Monthly Rent” means the fixed monthly rent payable by Tenant pursuant to Section 3.1 which is specified in Section K of the Summary.

1.7 Building: The term “Building” means the buildings in which the Premises are located, as identified in Section F of the Summary.

1.8 Commencement Date: The term “Commencement Date” is the date the Lease Term commences, which date is set forth in Section I of the Summary.

1.9 Common Area: The term “Common Area” means all areas and facilities within the Project that are not designated by Landlord for the exclusive use of Tenant or any other lessee or other occupant of the Project, including the parking areas, access and perimeter roads, pedestrian sidewalks, landscaped areas, trash enclosures, recreation areas and the like.

1.10 Companion Lease: The term “Companion Lease” means that certain Lease by and between Landlord and Tenant, dated as of even date herewith, for premises located within that certain building located at 3548 Bassett Street, Santa Clara, California.

1.11 Effective Date: The term “Effective Date” means the date upon which the last signatory to this Lease whose execution is required to make it binding on the parties hereto shall have executed this Lease and delivered the same to the other party.

1.12 Event of Tenant’s Default: The term “Event of Tenant’s Default” is defined in Section 13.1.

1.13 Existing Lease: The term “Existing Lease” shall mean that certain lease dated February 5, 2001, by and between Mission West Properties, L.P. III, a Delaware limited partnership (as Landlord’s predecessor-in-interest), and Intevac Corporation, a California corporation (as Tenant’s predecessor-in-interest), as amended, modified or supplemented. Notwithstanding anything to the contrary set forth in the Existing Lease, Landlord and Tenant hereby acknowledge and agree that, from and after the Commencement of this Lease, the Existing Lease shall be terminated and of no further force or effect (except for those obligations and liabilities which are expressly stated to survive the expiration or earlier termination of the Existing Lease).

1.14 Expiration Date: The term “Expiration Date” is the date the Lease Term expires, which date is set forth in Section I of the Summary.

1.15 Hazardous Materials: The terms “Hazardous Materials” and “Hazardous Materials Laws” are defined in Section 7.2.

1.16 Insured and Uninsured Peril: The terms “Insured Peril” and “Uninsured Peril” are defined in Section 11.2E.

1.17 Law: The term “Law” means any judicial decision, statute, constitution, ordinance, resolution, regulation, rule, administrative order, or other requirement of any municipal, county, state, federal or other government agency or authority having jurisdiction over the parties to this Lease or the Premises, or both, in effect either at the Effective Date or any time during the Lease Term, including, without limitation, any Hazardous Material Law (as defined in Section 7.2) and the Americans with Disabilities Act, 42 U.S.C. §§ 12101 et. seq., and any rules, regulations, restrictions, guidelines, requirements or publications promulgated or published pursuant thereto.

1.18 Lease: The term “Lease” means the Summary and all elements of this Lease identified in Section U of the Summary, all of which are attached hereto and incorporated herein by this reference.

1.19 Lease Term: The term “Lease Term” or “Term” means the term of this Lease which shall commence on the Commencement Date and continue for the period specified in Section J of the Summary.

1.20 Lender: The term “Lender” means any beneficiary, mortgagee, secured party, lessor, or other holder of any Security Instrument.

1.21 Operating Expenses: The term “Operating Expenses” is defined in Section 8.2.

1.22 Permitted Use: The term “Permitted Use” means the use specified in Section N of the Summary.

1.23 Premises: The term “Premises” means that building area described in Section D of the Summary that is within the Building.

1.24 Project: The term “Project” means that real property and the improvements thereon which are specified in Section E of the Summary. Landlord reserves the right, in its sole and absolute discretion, to include such other buildings in the Project, to sell, transfer, assign or otherwise dispose of any building or parcel in the Project and elect to remove such building and/or parcel from the Project, provided that Tenant’s use of the Premises for the Permitted Use and Tenant’s parking rights provided in this Lease are not materially diminished or impaired as a result thereof.

1.25 Private Restrictions: The term “Private Restrictions” means all recorded covenants, conditions and restrictions, private agreements, reciprocal easement agreements, and any other recorded instruments affecting the use of the Premises which (i) exist as of the Effective Date, or (ii) are recorded after the Effective Date.

1.26 Real Property Taxes: The term “Real Property Taxes” is defined in Section 8.3.

1.27 Security Instrument: The term “Security Instrument” means any underlying lease, mortgage or deed of trust which now or hereafter affects the Project, and any renewal, modification, consolidation, replacement or extension thereof.

1.28 Summary: The term “Summary” means the Summary of Basic Lease Terms that immediately precedes Article 1 of this Lease.

1.29 Tenant’s Alterations: The term “Tenant’s Alterations” or “Tenant’s Alteration” or “Tenant Alteration” means all improvements, additions, alterations, and fixtures installed in the Premises by Tenant (excluding Trade Fixtures).

1.30 Tenant’s Share: The term “Tenant’s Share” means the percentage obtained by dividing Tenant’s rentable square feet in the Premises (as set forth in Section D of the Summary) by the total rentable square feet in the Building, which, as of the Effective Date, is the percentage identified in Section G of the Summary.

1.31 Trade Fixtures: The term “Trade Fixtures” means (i) Tenant’s inventory, furniture, signs, and business equipment, and (ii) anything affixed to the Premises by Tenant at its expense for purposes of trade, manufacture, ornament or domestic use (except replacement of similar work or material originally installed by Landlord) which can be removed without material or structural injury to the Premises unless such thing has, by the manner in which it is affixed, become an integral part of the “Building Structure” or the “Building Systems” (as such terms are defined in Section 6.2 and Section 5.2.A, respectively).

ARTICLE 2

DEMISE, CONSTRUCTION, AND ACCEPTANCE

2.1 Demise of Premises: Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, for the Lease Term upon the terms and conditions of this Lease, the Premises for the Permitted Use, together with (i) the non-exclusive right to use the number of Tenant’s Allocated Parking Passes (subject to the limitations set forth in Section 4.5), and (ii) the non-exclusive right to use the Common Area as it exists from time to time, subject to any rights, powers and privileges reserved by Landlord pursuant to the terms of this Lease, or pursuant to the terms of any rules and regulations or restrictions promulgated by Landlord in accordance with Section 4.6, below governing the use of the Project. Landlord reserves the right, as reasonably necessary for Landlord’s management of the Project, to the use of the exterior walls, the roof and the area beneath and above the Premises, together with the right to install, maintain, use, and replace ducts, wires, conduits and pipes leading through the Premises in locations which will not materially interfere with the Permitted Use of the Premises.

2.2 Commencement Date: The Lease Term shall commence on the Commencement Date.

2.3 Construction of Improvements: Tenant shall construct the “Tenant Improvements” (as defined in Exhibit B) in accordance with the terms of Exhibit B.

2.4 Delivery and Acceptance of Possession: Tenant acknowledges that it has been and is currently in possession and occupancy of the Premises pursuant to the Existing Lease. Tenant is fully aware of the condition of the Premises and, therefore, Tenant shall continue to accept possession of the Premises in its presently existing, “AS-IS” condition, including all patent and latent defects, but subject to Landlord’s ongoing repair, restoration, maintenance and other obligations under this Lease. For purposes of Section 1938 of the California Civil Code, Landlord hereby discloses to Tenant, and Tenant hereby acknowledges, that the Premises have not undergone inspection by a Certified Access Specialist (CASp).

2.5 Intentionally Omitted.

2.6 Intentionally Omitted.

ARTICLE 3

RENT

3.1 Base Monthly Rent:

A. In General. Commencing on the Commencement Date and continuing throughout the Lease Term, Tenant shall pay to Landlord the Base Monthly Rent set forth in Section K of the Summary.

B. Abated Base Monthly Rent. During months one (1) through three (3) (i.e., April 1, 2014 through and including June 30, 2014) and months seven (7) through nine (9) (i.e., October 1, 2014 through and including December 31, 2014) (the “Rent Abatement Period”), Tenant shall not be obligated to pay Base Monthly Rent otherwise attributable to the Premises during such Rent Abatement Period (the “Rent Abatement”). Notwithstanding the foregoing, or anything to the contrary set forth in this Lease, Tenant shall be required to pay Tenant’s Share of Operating Expenses attributable to the Premises and all other Additional Rent due pursuant to the terms of this Lease during the Rent Abatement Period. Landlord and Tenant acknowledge and agree that the aggregate amount of the Rent Abatement equals Eight Hundred Fifty-Four Thousand Eight Hundred One and 79/100 Dollars ($854,801.79). Tenant acknowledges and agrees that the foregoing Rent Abatement has been granted to Tenant as additional consideration for entering into this Lease, and for agreeing to pay the rental and perform the terms and conditions otherwise required under this Lease. If this Lease is terminated for any reason other than a mutual termination of this Lease, Landlord’s breach of this Lease, or an event of casualty or condemnation, which shall be governed by the terms of Articles 11 and 12 respectively, of this Lease), then, for purposes of calculating Landlord’s damages, if any, the dollar amount of the unapplied portion of the Rent Abatement as of the date of such default or termination, as the case may be, shall be converted to a credit to be applied to the Base Rent applicable at the end of the Lease Term and Tenant shall immediately be obligated to begin paying Base Rent for the Premises in full. Notwithstanding the foregoing or anything to the contrary set forth in this Lease, at any time during the Rent Abatement Period, Landlord shall have the right (but not the obligation), in its sole and absolute discretion, to pay Tenant the total amount of the then remaining and unapplied portion of the Rent Abatement amount, in which event (i) Tenant’s obligation to pay Base Monthly Rent shall automatically be reinstated for the remainder of the Rent Abatement Period covered by Landlord’s lump sum payment, at the then-applicable amounts and otherwise in accordance with the terms of this Lease, and (ii) Tenant shall not be entitled to any additional rent abatement under this Lease.

C. Intentionally Omitted.

3.2 Additional Rent: Commencing on the Commencement Date and continuing throughout the Lease Term, Tenant shall pay the following as additional rent (the “Additional Rent”): (i) any late charges or interest due Landlord pursuant to Section 3.4; (ii) Tenant’s Share of Operating Expenses as provided in Section 8.1; (iii) Landlord’s share of any Subrent received by Tenant upon certain assignments and sublettings as required by Section 14.1; (iv) any legal fees and costs due Landlord pursuant to Section 15.9; and (v) any other charges due Landlord pursuant to this Lease.

3.3 Payment of Rent: The term “Rent” or “rent” shall mean Base Monthly Rent, Additional Rent and other sums required to be paid by Tenant under this Lease. All rent required to be paid in monthly installments shall be paid in advance on the first day of each calendar month during the Lease Term. All rent shall be paid in lawful money of the United States, without any abatement, deduction or offset whatsoever (except as otherwise specifically provided in this Lease), and without any prior demand therefor. Rent shall be paid to Landlord at its address set forth in Section Q of the Summary, or at such other place as Landlord may designate to Tenant in writing from time to time. Tenant’s obligation to pay Base Monthly Rent and Tenant’s Share of Operating Expenses shall be prorated at the commencement and expiration of the Lease Term.

3.4 Late Charge, Interest and Quarterly Payments:

A. Late Charge. Tenant acknowledges that the late payment by Tenant of any installment of Rent, or any other sum of money required to be paid by Tenant under this Lease, will cause Landlord to incur certain costs and expenses not contemplated under this Lease, the exact amount of such costs being extremely difficult and impractical to fix. Such costs and expenses will include, without limitation, attorneys’ fees, administrative and collection costs, and processing and accounting expenses and other costs and expenses necessary and incidental thereto. If any Base Monthly Rent or Additional Rent is not received by Landlord from Tenant when due such payment is due, then Tenant shall immediately pay to Landlord a late charge equal to five percent (5%) of such delinquent rent as liquidated damages for Tenant’s failure to make timely payment. In no event shall this provision for a late charge be deemed to grant to Tenant a grace period or extension of time within which to pay any installment of Rent or prevent Landlord from exercising any right or remedy available to Landlord upon Tenant’s failure to pay any installment of Rent due under this Lease in a timely fashion, including any right to terminate this Lease pursuant to Section 13.2B. Notwithstanding the foregoing, Tenant shall not be obligated to pay a late charge pursuant to this Section 3.4A, or interest thereon pursuant to Section 3.4.B, below, for the first (1st) late payment of Rent (whether such late payment is with respect to Base Monthly Rent or Additional Rent) in any calendar year, unless Tenant fails to make such payment within five (5) days after Tenant’s receipt of notice from Landlord regarding such late payment.

B. Interest. If any installment of Rent remains delinquent for a period in excess of ten (10) days then, in addition to such late charge, Tenant shall pay to Landlord interest on any such installment of Rent that is not paid when due at the Agreed Interest Rate following the date such amount became due until paid.

C. Quarterly Payments. If Tenant during any twelve (12) month period shall be more than five (5) days delinquent in the payment of any installment of Rent or other amount payable by Tenant hereunder on three (3) or more occasions, then, notwithstanding anything herein to the contrary, Landlord may, by written notice to Tenant, elect to require Tenant to pay all Base Monthly Rent and Additional Rent quarterly in advance for the following twenty-four (24) month period. Such right shall be in addition to and not in lieu of any other right or remedy available to Landlord hereunder or at law on account of Tenant’s default hereunder.

3.5 Letter of Credit:

A. Delivery of Letter of Credit. Tenant shall deliver to Landlord, within three (3) business days following the full execution and delivery of this Lease by Landlord and Tenant, as protection for the full and faithful performance by Tenant of all of its obligations under this Lease and the Companion Lease, and for all losses and damages Landlord may suffer (or which Landlord reasonably estimates that it may suffer) as a result of any breach or default by Tenant under this Lease or the Companion Lease, an unconditional, clean, irrevocable negotiable standby letter of credit (the “L-C”) in the amount set forth in Section M of the Summary, as the same may be reduced pursuant to Section 3.5.G, below (the “L-C Amount”), in the form attached hereto as Exhibit F or in a form otherwise reasonably approved by Landlord, payable in the City of San Francisco, California, running in favor of Landlord, drawn on Bank of America, National Association, or another bank reasonably approved by Landlord (the “Bank”) and at a minimum having a long term issuer credit rating from Standard and Poor’s Professional Rating Service of A or a comparable rating from Moody’s Professional Rating Service (the “Credit Rating Threshold”), and otherwise conforming in all respects to the requirements of this Section 3.5, including, without limitation, all of the requirements of Section 3.5.B, below, all as set forth more particularly herein below. Tenant shall pay all expenses, points and/or fees incurred by Tenant in obtaining and maintaining the L-C. In the event of an assignment by Tenant of its interest in the Lease (and irrespective of whether Landlord’s consent is required for such assignment), the acceptance of any replacement or substitute letter of credit by Landlord from the assignee shall be subject to Landlord’s prior written approval, in Landlord’s reasonable discretion, and the reasonable, out-of-pocket attorney’s fees incurred by Landlord in connection with such determination shall be payable by Tenant to Landlord within thirty (30) days of billing.

B. In General. The L-C shall be “callable” at sight, permit partial draws and multiple presentations and drawings, and be otherwise subject to the Uniform Customs and Practices for Documentary Credits (1993-Rev), International Chamber of Commerce Publication #500, or the International Standby Practices-ISP 98, International Chamber of Commerce Publication #590. Tenant further covenants and warrants as follows:

(1) Landlord Right to Transfer. The L-C shall provide that Landlord, its successors and assigns, may, at any time and without notice to Tenant and without first obtaining Tenant’s consent thereto, transfer (one or more times) all of its interest in and to the L-C to another party, person or entity having an ownership or security interest in and to this Lease and the Building. In the event of a transfer of Landlord’s interest in the Building or the Project, Landlord shall transfer the L-C to the transferee and thereupon Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the whole or any portion of said L-C to a new landlord. In connection with any such transfer of the L-C by Landlord, Tenant shall, at Tenant’s sole cost and expense, execute and submit to the Bank such applications, documents and instruments as may be necessary to effectuate such transfer, and Tenant shall be responsible for paying the Bank’s transfer and processing fees in connection therewith.

(2) No Assignment by Tenant. Tenant shall neither assign nor encumber the L-C or any part thereof. Neither Landlord nor its successors or assigns will be bound by any assignment, encumbrance, attempted assignment or attempted encumbrance by Tenant in violation of this Section.

(3) Replenishment. If, as a result of any drawing by Landlord on the L-C pursuant to its rights set forth in Section 3.5.C, below, the amount of the L-C shall be less than the L-C Amount, Tenant shall, within ten (10) days after its receipt of written demand therefor from Landlord, provide Landlord with (i) an amendment to the L-C restoring such L-C to the L-C Amount or (ii) additional L-Cs in an amount equal to the deficiency, which additional L-Cs shall comply with all of the provisions of this Section 3.5, and if Tenant fails to comply with the foregoing, notwithstanding anything to the contrary contained in Section 13.1, below, the same shall constitute an incurable default by Tenant under this Lease (without the need for any additional notice and/or cure period); provided, however, that any such amended or additional L-C shall not be required to have an effective date earlier than the expiration date of the then-existing L-C being so replaced.

(4) Renewal; Replacement. If the L-C expires earlier than the date (the “LC Expiration Date”) that is sixty (60) days after the expiration of the Lease Term, Tenant shall deliver a new L-C or certificate of renewal or extension to Landlord at least sixty (60) days prior to the expiration of the L-C then held by Landlord, without any action whatsoever on the part of Landlord, which new L-C shall be irrevocable and automatically renewable through the LC Expiration Date upon the same terms as the expiring L-C or such other terms as may be acceptable to Landlord in its reasonable discretion. In furtherance of the foregoing, Landlord and Tenant agree that the L-C shall contain a so-called “evergreen provision,” whereby the L-C will automatically be renewed unless at least sixty (60) days’ prior written notice of non-renewal is provided by the issuer to Landlord; provided, however, that the final expiration date identified in the L-C, beyond which the L-C shall not automatically renew, shall not be earlier than the LC Expiration Date.

(5) Bank’s Financial Condition. If, at any time during the Lease Term, the Bank’s long term credit rating is reduced below the Credit Rating Threshold, or if the financial condition of the Bank changes in any other materially adverse way (either, a “Bank Credit Threat”), then Landlord shall have the right to require that Tenant obtain from a different issuer a substitute L-C that complies in all respects with the requirements of this Section 3.5, and Tenant’s failure to obtain such substitute L-C within fifteen (15) days following Landlord’s written demand therefor (with no other notice or cure or grace period being applicable thereto, notwithstanding anything in this Lease to the contrary) shall entitle Landlord, or Landlord’s then managing agent, to immediately draw upon the then existing L- C in whole or in part, without notice to Tenant, as more specifically described in Section 3.5.C, below. Tenant shall be responsible for the payment of any and all costs incurred with the review of any replacement L-C (including without limitation Landlord’s reasonable, out-of-pocket attorneys’ fees), which replacement is required pursuant to this Section or is otherwise requested by Tenant.

C. Application of Letter of Credit. Tenant hereby acknowledges and agrees that Landlord is entering into this Lease and the Companion Lease in material reliance upon the ability of Landlord to draw upon the L-C as protection for the full and faithful performance by Tenant of all of its obligations under this Lease and the Companion Lease, and for all losses and damages Landlord may suffer (or which Landlord reasonably estimates that it may suffer) as a result of any breach or default by Tenant under this Lease or the Companion Lease. Landlord, or its then managing agent, shall have the right to draw down an amount up to the face amount of the L-C if any of the following shall have occurred or be applicable: (1) such amount is due to Landlord under the terms and conditions of this Lease or the Companion Lease, or (2) Tenant has filed a voluntary petition under the U. S. Bankruptcy Code or any state bankruptcy code (collectively, “Bankruptcy Code”), or (3) an involuntary petition has been filed against Tenant under the Bankruptcy Code, or (4) the Bank has notified Landlord that the L-C will not be renewed or extended through the LC Expiration Date and Tenant fails to obtain a substitute L-C in the form required by this Section 3.5 prior to the date that is fifteen (15) days prior to the expiration date of the then-existing L-C, or (5) a Bank Credit Threat or Receivership (as such term is defined in Section 3.5.F(1), below) has occurred and Tenant has failed to comply with the requirements of either Section 3.5.B(5) above or Section 3.5.F below, as applicable. If Tenant shall breach any provision of this Lease or the Companion Lease, or otherwise be in default hereunder or under the Companion Lease, or if any of the foregoing events identified in this Section 3.5.C(2) through (5) shall have occurred, Landlord may, but without obligation to do so, and without notice to Tenant, draw upon the L-C, in part or in whole, and the proceeds may be applied by Landlord to cure any breach or default of Tenant and/or to compensate Landlord for any and all damages of any kind or nature sustained or which Landlord reasonably estimates that it will sustain resulting therefrom. The use, application or retention of the L-C, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease, by the Companion Lease, or by any applicable law, it being intended that Landlord shall not first be required to proceed against the L-C, and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of the L-C, either prior to or following a “draw” by Landlord of any portion of the L-C under the provisions thereof, regardless of whether any dispute exists between Tenant and Landlord as to Landlord’s right to draw upon the L-C. No condition or term of this Lease shall be deemed to render the L-C conditional to justify the issuer of the L-C in failing to honor a drawing upon such L-C in a timely manner in accordance with the requirements of the L-C. Tenant agrees and acknowledges that (i) the L-C constitutes a separate and independent contract between Landlord and the Bank, (ii) Tenant is not a third party beneficiary of such contract, (iii) Tenant has no property interest whatsoever in the L-C or the proceeds thereof, and (iv) in the event Tenant becomes a debtor under any chapter of the Bankruptcy Code, neither Tenant, any trustee, nor Tenant’s bankruptcy estate shall have any right to restrict or limit Landlord’s claim and/or rights to the L-C and/or the proceeds thereof by application of Section 502(b)(6) of the U. S. Bankruptcy Code or otherwise.

D. Letter of Credit not a Security Deposit. Landlord and Tenant acknowledge and agree that in no event or circumstance shall the L-C or any renewal thereof or any proceeds thereof be (i) deemed to be or treated as a “security deposit” within the meaning of California Civil Code Section 1950.7, (ii) subject to the terms of such Section 1950.7, or (iii) intended to serve as a “security deposit” within the meaning of such Section 1950.7. The parties hereto (A) recite that the L-C is not intended to serve as a security deposit and such Section 1950.7 and any and all other laws, rules and regulations applicable to security deposits in the commercial context (“Security Deposit Laws”) shall have no applicability or relevancy thereto, and (B) waive any and all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws.

E. Proceeds of Draw. In the event Landlord draws down on the L-C pursuant to Section 3.5.C(4) or (5) above, the proceeds of the L-C may be held by Landlord and applied by Landlord against any Rent payable by Tenant under this Lease or the Companion Lease that is not paid when due and/or to pay for all losses and damages that Landlord has suffered or that Landlord reasonably estimates that it will suffer as a result of any breach or default by Tenant under this Lease or the Companion Lease. Any unused proceeds shall constitute the property of Landlord and need not be segregated from Landlord’s other assets. Tenant hereby (i) agrees that (1) Tenant has no property interest whatsoever in the proceeds from any such draw, and (2) such proceeds shall not be deemed to be or treated as a “security deposit” under the Security Deposit Law, and (ii) waives all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws. Landlord agrees that the amount of any proceeds of the L-C received by Landlord, and not (a) applied against any Rent payable by Tenant under this Lease or the Companion Lease that was not paid when due, or (b) used to pay for any losses and/or damages suffered by Landlord (or reasonably estimated by Landlord that it will suffer) as a result of any breach or default by Tenant under this Lease or the Companion Lease (the “Unused L-C Proceeds”), shall be paid by Landlord to Tenant (x) upon receipt by Landlord of a replacement L-C in the full L-C Amount, which replacement L-C shall comply in all respects with the requirements of this Section 3.5, or (y) within thirty (30) days after the LC Expiration Date; provided, however, that if prior to the LC Expiration Date a voluntary petition is filed by Tenant, or an involuntary petition is filed against Tenant by any of Tenant’s creditors, under the Bankruptcy Code, then Landlord shall not be obligated to make such payment in the amount of the Unused L-C Proceeds until either all preference issues relating to payments under this Lease or the Companion Lease have been resolved in such bankruptcy or reorganization case or such bankruptcy or reorganization case has been dismissed.

F. Bank Placed Into Receivership.

(1) Bank Placed Into Receivership. In the event the Bank is placed into receivership or conservatorship (any such event, a “Receivership”) by the Federal Deposit Insurance Corporation or any successor or similar entity (the “FDIC”), then, effective as of the date such Receivership occurs, the L-C shall be deemed to not meet the requirements of this Section 3.5, and, within fifteen (15) days following Landlord’s notice to Tenant of such Receivership (the “LC Replacement Notice”), Tenant shall (i) replace the L-C with a substitute L-C from a different issuer reasonably acceptable to Landlord and that complies in all respects with the requirements of this Section 3.5, or (ii) in the event Tenant demonstrates to Landlord that Tenant is reasonably unable to obtain a substitute L-C from a different issuer reasonably acceptable to Landlord and that complies in all respects with the requirements of this Section 3.5.F(1) within the foregoing ten (10) business-day period, deposit with Landlord cash in the L-C Amount (the “Interim Cash Deposit”); provided, however, that, in the case of the foregoing sub-clause (ii), Tenant shall, within sixty (60) days after the L-C Replacement

Notice, replace the L-C with a substitute L-C from a different issuer reasonably acceptable to Landlord, and that complies in all respects with the requirements of this Section 3.5, and upon Landlord’s receipt and acceptance of such replacement L-C, Landlord shall return the Interim Cash Deposit to Tenant, with no obligation on the part of Landlord to pay any interest thereon. If Tenant fails to comply in any respect with the requirements of this Section 3.5.F(1), then, notwithstanding anything in this Lease to the contrary, Landlord shall have the right to either (A) declare Tenant in default of this Lease for which there shall be no notice or grace or cure periods being applicable thereto other than the aforesaid ten (10) and sixty (60) day periods, (B) if applicable, retain such Interim Cash Deposit until such time as such default is cured by Tenant, which retention shall not constitute a waiver of any right or remedy available to Landlord under the terms of this Lease or at Law, and (c) pursue any and all remedies available to it under this Lease and at law, including, without limitation, if Tenant has failed to provide the Interim Cash Deposit, treating any Receivership as a Bank Credit Threat and exercising Landlord’s remedies under Section 3.5.B(5) above, to the extent possible pursuant to then-existing FDIC policy. Tenant shall be responsible for the payment of any and all costs incurred with the review of any replacement L- C (including without limitation Landlord’s reasonable attorneys’ fees), which replacement is required pursuant to this Section or is otherwise requested by Tenant.

(2) Interim Cash Deposit. During any period that Landlord remains in possession of the Interim Cash Deposit (any such period, a “Deposit Period”), it is understood by the parties that such Interim Cash Deposit shall be held by Landlord as security for the full and faithful performance of Tenant’s covenants and obligations under this Lease and the Companion Lease. The Interim Cash Deposit shall not constitute an advance of any Rent, an advance payment of any other kind, nor a measure of Landlord’s damages in case of Tenant’s default. If, during any such Deposit Period, Tenant defaults with respect to any provisions of this Lease or the Companion Lease, including, but not limited to, the provisions relating to the payment of Rent, the removal of property and the repair of resultant damage, then Landlord may but shall not be required to, from time to time, without notice to Tenant and without waiving any other remedy available to Landlord, use the Interim Cash Deposit, or any portion of it, to the extent necessary to cure or remedy such default or failure or to compensate Landlord for all damages sustained by Landlord or which Landlord reasonably estimates that it will sustain resulting from Tenant’s default or failure to comply fully and timely with its obligations pursuant to this Lease or the Companion Lease. Tenant shall immediately pay to Landlord on demand any amount so applied in order to restore the Interim Cash Deposit to its original amount, and Tenant’s failure to immediately do so shall constitute a default under this Lease. In the event Landlord is in possession of the Interim Cash Deposit at the expiration or earlier termination of this Lease, and Tenant is in compliance with the covenants and obligations set forth in this Lease and the Companion Lease at the time of such expiration or termination, then Landlord shall return to Tenant the Interim Cash Deposit, less any amounts deducted by Landlord to reimburse Landlord for any sums to which Landlord is entitled under the terms of this Lease or the Companion Lease, within sixty (60) days following both such expiration or termination and Tenant’s vacation and surrender of the Premises. Landlord’s obligations with respect to the Interim Cash Deposit are those of a debtor and not a trustee. Landlord shall not be required to maintain the Interim Cash Deposit separate and apart from Landlord’s general or other funds, and Landlord may commingle the Interim Cash Deposit with any of Landlord’s general or other funds. Tenant shall not at any time be entitled to interest on the Interim Cash Deposit. In the event of a transfer of Landlord’s interest in the Building, Landlord shall transfer the Interim Cash Deposit, in whole or in part, to the transferee and thereupon Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the whole or any portion of said Interim Cash Deposit to a new landlord. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, or any successor statute, except subsection (b).

G. Reduction of L-C Amount. Provided that on or prior to each “Reduction Date”, as that term is defined below, Tenant tenders to Landlord (a) evidence reasonably satisfactory to Landlord demonstrating the Tenant satisfies the “L-C Reduction Conditions”, as that term is defined below, and (b) a certificate of amendment to the existing L-C, conforming in all respects to the requirements of this Section 3.5, in the amount of the applicable L-C Amount as of the applicable Reduction Date, the L-C Amount shall be reduced pursuant to the following:

Reduction Date	Amount of Reduction	Remaining L-C Amount
October 1, 2017	$400,000.00	$600,000.00
April 1, 2019	$200,000.00	$400,000.00

For purposes of this Section 3.5.G, the “L-C Reduction Conditions” shall mean that (i) Tenant is not then in default under this Lease or the Companion Lease, and (ii) Tenant has achieved positive earnings before interest and taxes (“EBIT”), as determined in accordance with generally accepted accounting principles (“GAAP”), for each of the immediately preceding three (3) consecutive trailing quarters. In the event Tenant fails to deliver to Landlord evidence reasonably satisfactory to Landlord demonstrating the Tenant satisfies the L-C Reduction Conditions prior to the applicable Reduction Date, or if Tenant fails to deliver a certificate of amendment to the existing L-C as required by this Section 3.5.G, then the L-C Amount shall not be reduced upon the applicable Reduction Date, but the terms of this Section 3.5.G shall remain effective and the L-C Amount shall thereafter be reduced by the L-C Reduction Amount, on the date Tenant delivers to Landlord evidence reasonably satisfactory to Landlord demonstrating that Tenant then satisfies the L-C Reduction Conditions (provided that no such reductions shall be permitted in the event this Lease or the Companion Lease is terminated early as a result of an Event of Tenant’s Default).

3.6 Electronic Payment: Landlord shall have the right, on not less than thirty (30) days prior written notice to Tenant (the “Electronic Payment Notice”), to require Tenant to make subsequent payments of Monthly Base Rent and Additional Rent due pursuant to the terms of this Lease by means of a federal funds wire transfer or such other method of electronic funds transfer as may be required by Landlord in its sole and absolute discretion (the “Electronic Payment”). The Electronic Payment Notice shall set forth the proper bank ABA number, account number and designation of the account to which such Electronic Payment shall be made. Tenant shall promptly notify Landlord in writing of any additional information that will be required to establish and maintain Electronic Payment from Tenant’s bank or financial institution. Landlord shall have the right, after at least ten (10) days prior written notice to Tenant, to change the name of the depository for receipt of any Electronic Payment and to discontinue payment of any sum by Electronic Payment.

ARTICLE 4

USE OF PREMISES

4.1 Limitation on Use: Tenant may only use the Premises for the Permitted Use specified in Section N of the Summary. There shall not be any change in the Permitted Use without the prior written consent of Landlord, which consent will not be unreasonably withheld, conditioned or delayed. Tenant shall not do anything in or about the Premises which will (i) cause structural injury to the Building, or (ii) cause damage to any part of the Building except to the extent reasonably necessary for the installation of Tenant’s Trade Fixtures and Tenant’s Alterations, and then only in a manner which has been first approved by Landlord in writing (which approval shall not be unreasonably withheld, conditioned or delayed), and provided that Tenant shall promptly repair any such damage at Tenant’s sole cost and expense. Tenant shall not operate any equipment within the Premises which will (i) materially damage the Building or the Common Area, (ii) overload existing electrical systems or other mechanical equipment servicing the Building, (iii) impair the efficient operation of the sprinkler system or the heating, ventilating or air conditioning (“HVAC”) equipment within or servicing the Building for the Permitted Use, or (iv) damage, overload or corrode the sanitary sewer system. Tenant shall not attach, hang or suspend anything from the ceiling, roof, walls or columns of the Building or set any load on the floor in excess of the load limits for which such items are designed, nor operate hard wheel forklifts within the Premises. Any dust, fumes, or waste products generated by Tenant’s use of the Premises shall be contained and disposed so that they do not (i) create an unreasonable fire or health hazard, (ii) damage the Premises, or (iii) result in the violation of any Law. Except as set forth in Section 15.17, and except as otherwise approved by Landlord in its sole discretion, Tenant shall not change the exterior of the Building or install any equipment or antennas on, or make any penetrations of, the exterior or roof of the Building. Tenant shall not commit any waste in or about the Premises, and Tenant shall keep the Premises in a clean and orderly condition, free of any nuisances. If Landlord designates a standard window covering for use throughout the Building, Tenant shall use this standard window covering to cover all windows in the Premises. Tenant shall not conduct on any portion of the Premises or the Project any over-the-counter sale of any kind, including any public or private auction, fire sale, going-out-of-business sale, distress sale or other liquidation sale.

4.2 Compliance with Regulations: Tenant agrees that it shall not use the Premises in any manner which violates any Laws or Private Restrictions which affect the Premises, and it shall abide by and promptly observe and comply with all Laws and Private Restrictions; provided, however, that with respect to any Private Restrictions that are not of record as of the Effective Date of this Lease, Tenant shall only be required to abide by and observe such Private Restrictions to the extent that the same do not materially interfere with or prevent Tenant from using the Premises for the Permitted Use, and do not (i) materially diminish the rights, (ii) materially increase the non-monetary obligations, or (iii) increase the monetary obligations of Tenant under this Lease. Tenant shall not use the Premises in any manner which will cause a cancellation of any insurance policy covering Tenant’s Alterations or any improvements installed in the Premises by Landlord at its expense, or which poses an unreasonable risk of damage or injury to the Premises. Tenant shall not sell, or permit to be kept, used, or sold in or about the Premises, any article which may be prohibited by the standard form of fire insurance policy. Tenant shall comply with all reasonable requirements of any insurance company, insurance underwriter, or Board of Fire Underwriters which are necessary to maintain the insurance coverage carried by either Landlord or Tenant pursuant to this Lease. Notwithstanding anything to the contrary set forth in this Lease, Tenant shall not be obligated to make any alterations to the Building Structure or the Building Systems which are required in order to cause the same to comply with any Laws or Private Restrictions, except as specifically set forth in Section 5.3, below.

4.3 Outside Areas: Except as specifically set forth in Section 15.17, below, no materials, supplies, tanks or containers, equipment, finished products or semi-finished products, raw materials, inoperable vehicles or articles of any nature shall be stored upon or permitted to remain outside of the Premises except in fully fenced and screened areas outside the Building which have been designed for such purpose and have been approved in writing by Landlord for such use by Tenant.

4.4 Signs: Tenant shall not place on any portion of the Premises any sign, placard, lettering in or on windows, banner, displays or other advertising or communicative material which is visible from the exterior of the Building without the prior written approval of Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, Landlord hereby approves of the existing exterior signage installed by Tenant at the Project pursuant to the terms and conditions of the Existing Lease; provided, however, that in the event that Landlord implements a new signage plan at the Project, Tenant shall have a one-time obligation to replace such existing signage with new signage of like kind and quality that complies with such new signage plan, provided that such new signage plan is commercially reasonable. All such approved signs shall strictly conform to all Laws, Private Restrictions, and Landlord’s commercially reasonable sign criteria then in effect and shall be installed at the expense of Tenant. Tenant shall maintain such signs in good condition and repair.

4.5 Parking: Tenant is allocated and shall have the non-exclusive right, at no separate charge to Tenant (excluding Tenant’s Share of Operating Expenses) during the initial Lease Term, to use the number of Tenant’s Allocated Parking Passes contained within the Project described in Section H of the Summary for its use and the use of Tenant’s Agents, the location of which may be designated from time to time by Landlord; provided that unless and to the extent that Landlord has specifically designated areas for exclusive parking at the Project, such parking shall be on a first-come-first-serve basis for all tenants of the Project. Tenant shall not at any time be entitled to use more parking passes than the number so allocated to Tenant pursuant to this Lease, or to park its vehicles or the vehicles of others in any portion of the Project not designated by Landlord as a non-exclusive parking area. Notwithstanding the foregoing, or anything to the contrary set forth in this Lease, Landlord hereby agrees that as existing leases at the Project which presently provide tenants with allocated parking passes in excess of three (3) parking passes per one thousand (1,000) rentable square feet of leased space (the “Project Parking Ratio”) expire or otherwise terminate, Landlord shall use commercially reasonable efforts to re-allocate such recaptured spaces (i.e., those spaces in excess of the Project Parking Ratio) to Tenant until Tenant has a total allocated number of parking passes equal to the Project Parking Ratio (i.e., 359 parking passes based on 119,583 rentable square feet). Tenant shall not have the exclusive right to use any specific parking space. If Landlord grants to any other tenant the exclusive right to use any particular parking space(s), Tenant shall not use such spaces; provided, however, Landlord shall not grant any reserved parking rights to other tenants in the area identified on Exhibit C. Landlord reserves the right, after having given Tenant reasonable notice, to have any vehicles owned by Tenant or Tenant’s Agents utilizing parking passes in excess of the parking passes allowed for Tenant’s use, or parked in any portion of the Project not designated by Landlord as a non-exclusive parking area, to be towed away at Tenant’s cost. All trucks and delivery vehicles shall be (i) parked at the rear of the Building, (ii) loaded and unloaded in a manner which does not interfere with the businesses of other occupants of the Project, and (iii) permitted to remain on the Project only so long as is reasonably necessary to complete loading and unloading. In the event Landlord elects or is required by any Law to limit or control parking in the Project, whether by validation of parking tickets or any other method of assessment, Tenant agrees to participate in such validation or assessment program under such reasonable rules and regulations as are from time to time established by Landlord.

4.6 Rules and Regulations: Landlord may from time to time promulgate reasonable and nondiscriminatory rules and regulations applicable to all occupants of the Project for the care and orderly management of the Project and the safety of its tenants and invitees. Such rules and regulations shall be binding upon Tenant upon delivery of a copy thereof to Tenant, and Tenant agrees to abide by such rules and regulations provided that, except to the extent required by applicable Laws, such rules and regulations do not materially interfere with or prevent Tenant from using the Premises for the Permitted Use. If there is a conflict between the rules and regulations and any of the provisions of this Lease, the provisions of this Lease shall prevail. Landlord shall not be responsible for the violation by any other tenant or occupant of the Project of any such rules and regulations.

ARTICLE 5

TRADE FIXTURES AND ALTERATIONS

5.1 Trade Fixtures: Throughout the Lease Term, Tenant may provide and install, and shall maintain in good condition, any Trade Fixtures required in the conduct of its business in the Premises, except to the extent any Trade Fixture will constitute a Tenant Alteration, in which case it shall be subject to the requirements set forth below for the construction of a Tenant Alteration. All Trade Fixtures shall remain Tenant’s property upon the expiration or earlier termination of this Lease.

5.2 Tenant’s Alterations: Construction by Tenant of a Tenant Alteration shall be governed by the following:

A. Consent Required. Tenant shall not construct any Tenant Alterations or otherwise alter the Premises or the “Outside Area” (as defined in Section 15.17, below) without Landlord’s prior written approval, which will not be unreasonably withheld, conditioned or delayed, unless such Tenant Alteration materially and adversely affects areas outside of the Premises (other than the Outside Area) or the exterior of the Building or the structural parts of the Building, in which case Landlord may withhold its consent in its sole and absolute discretion. Notwithstanding the foregoing, Landlord’s consent shall not be required for any Alteration to the interior of the Premises that complies with the following requirements: (a) is cosmetic in nature such as painting, (b) does not affect the roof or any area outside of the Premises or require work inside the exterior walls or above the ceiling of the Premises; (c) does not affect the “Building Structure” (as that term is defined in Section 6.2, below), or the electrical, plumbing, HVAC, sprinkler or other fire life safety, or mechanical systems in the Building or servicing the Premises (collectively, the “Building Systems”); and (d) costs less than the Permitted Tenant Alterations Limit specified in Section O of the Summary per work of improvement (herein referred to as “Minor Alteration”). Tenant shall provide Landlord with prior written notice of any Minor Alteration, and if Tenant requests of Landlord in such written notice that Landlord inform Tenant of whether or not Landlord will require Tenant to remove such Minor Alteration at the expiration or sooner termination of the Lease Term, and Landlord fails to inform Tenant that removal will be required, then Tenant shall not be required to remove such Minor Alteration at the expiration or earlier termination of this Lease. In the event Landlord’s approval for any Tenant Alteration is required, Tenant shall not construct the Tenant Alteration until Landlord has approved in writing the plans and specifications therefor (which approval shall not be unreasonably withheld, conditioned or delayed), and such Tenant Alteration shall be constructed substantially in compliance with such approved plans and specifications by a licensed contractor first approved by Landlord (which approval shall not be unreasonably withheld, conditioned or delayed). All Tenant Alterations constructed by Tenant shall be constructed by a licensed contractor in accordance with all Laws using new materials of good quality.

B. Other Requirements. Tenant shall not commence construction of any Tenant Alteration until (i) all required governmental approvals and permits have been obtained, (ii) all requirements regarding insurance imposed by this Lease have been satisfied, (iii) Tenant has given Landlord at least five (5) days’ prior written notice of its intention to commence such construction, and (iv) if reasonably requested by Landlord, Tenant has obtained contingent liability and broad form builders’ risk insurance in an amount reasonably satisfactory to Landlord if there are any perils relating to the proposed construction not covered by insurance carried pursuant to Article 9.

C. Restoration. All Tenant Alterations shall remain the property of Tenant during the Lease Term but shall not be altered or removed from the Premises (except for Tenant Alterations which are altered or removed during the Lease Term in the ordinary course of Tenant’s business operations, provided that Tenant shall repair any damage to the Premises and Building caused by such removal and/or alteration). At the expiration or sooner termination of the Lease Term, all Tenant Alterations in the Premises shall be surrendered to Landlord as part of the realty and shall then become Landlord’s property, and Landlord shall have no obligation to reimburse Tenant for all or any portion of the value or cost thereof; provided, however, that if Landlord requires Tenant to remove any Tenant Alterations, Tenant shall so remove such Tenant Alterations prior to the expiration or sooner termination of the Lease Term and repair any damage to the Premises and Building caused by such removal. Notwithstanding the foregoing or anything to the contrary set forth in this Lease, Tenant shall not be obligated to remove (i) the Tenant Improvements; (ii) any existing alterations or improvements that were installed in the Premises pursuant to the Existing Lease; or (iii) any Tenant Alterations with respect to which the following is true: (A) Tenant was required, or elected, to obtain the approval of Landlord to the installation of the Tenant Alteration in question; (B) at the time Tenant requested Landlord’s approval, Tenant requested of Landlord in writing that Landlord inform Tenant of whether or not Landlord would require Tenant to remove such Tenant Alteration at the expiration of the Lease Term; and (C) at the time Landlord granted its approval, it did not inform Tenant that it would require Tenant to remove such Tenant Alteration at the expiration of the Lease Term.

D. Removal of Electrical and Telecommunication Wires. Within sixty (60) days prior to the expiration or sooner termination of the Term of this Lease Landlord may elect (“Election Right”) by written notice to Tenant to:

(1) Retain any or all wires, cables, and similar installations appurtenant thereto (“Wires”) installed by Tenant within the Premises or anywhere in the Building outside the Premises, including, without limitation, the plenums or risers of the Building; or

(2) Require Tenant, at Tenant’s sole cost and expense, to remove any or all of the Wires installed by Tenant during the Lease Term or during the term of the Existing Lease and repair all damage to the Premises and the Building caused by such removal (“Wire Restoration Work”).

Tenant shall comply with all applicable Laws with respect to the Wires, subject to Landlord’s right to elect to retain the Wires. If Landlord elects to retain any or all of the Wires (pursuant to Section 5.2D(1) above), Tenant covenants that: (a) Tenant shall be the sole owner of the Wires, Tenant shall have the sole right to surrender the Wires, and the wires shall be free of all liens and encumbrances; and (b) all Wires shall be left in good condition, working order, properly labeled and capped or sealed at each end and in each telecommunications/electrical closet and junction box, and in safe condition.

The provisions of Section 5.2D and all subsections thereof shall survive the expiration or sooner termination of the Term of this Lease.

5.3 Alterations Required by Law: Tenant shall make any alteration, addition or change of any sort to the Premises or Building (including the Building Structure and Building Systems), that is required by any Law because of (i) Tenant’s particular use or change of use of the Premises (as opposed to any general office uses or generic, as opposed to specific, industrial uses); (ii) the Tenant Improvements; (iii) Tenant’s construction or installation of any Tenant Alteration, Minor Alteration or Trade Fixtures; or (iv) any Event of Tenant’s Default. Any other alteration, addition, or change required by Law which is not the responsibility of Tenant pursuant to the foregoing shall be made by Landlord (subject to Landlord’s right to reimbursement from Tenant specified in Section 5.4).

5.4 Amortization of Certain Capital Improvements: Tenant shall pay Additional Rent in the event Landlord reasonably elects or is required to make any of the following kinds of capital improvements to the Project (provided that in no event shall Additional Rent include any capital expenditures to the extent they are related to the Building Structure or another building of the Project (and not to the Building or to the Project as a whole)): (i) capital improvements required to be constructed in order to comply with any Law (excluding any Hazardous Materials Laws) not in effect or applicable to the Project as of the Effective Date; (ii) modification of existing or construction of additional capital improvements or building service equipment for the purpose of reducing the consumption of utility services or Operating Expenses of the Project (but only to the extent of any anticipated savings in Operating Expenses during the amortization period for such capital improvement); and (iii) replacement of capital improvements or building service equipment existing as of the Effective Date with improvements or equipment of comparable quality when required because of normal wear and tear. The amount of Additional Rent Tenant is to pay with respect to each such capital improvement shall be determined as follows:

A. Amortization Period. All costs paid by Landlord to construct such improvements (including financing costs) shall be amortized over the useful life of such improvement (as reasonably determined by Landlord in accordance with commercially reasonable real estate management and accounting principles consistent with the practices of landlords of comparable properties located in Santa Clara, California) with interest on the unamortized balance at the then prevailing market rate Landlord would pay if it borrowed funds to construct such improvements from an institutional lender, and Landlord shall inform Tenant of the monthly amortization payment required to so amortize such costs, and shall also provide Tenant with the information upon which such determination is made.

B. Payment. As Additional Rent, Tenant shall pay at the same time the Base Monthly Rent is due an amount equal to Tenant’s Share of that portion of such monthly amortization payment fairly allocable to the Building (as reasonably determined by Landlord) for each month after such improvements are completed until the first to occur of (i) the expiration of the Lease Term (as it may be extended), or (ii) the end of the term over which such costs were amortized.

5.5 Mechanic’s Liens: Tenant shall keep the Project free from any liens and shall pay when due all bills arising out of any work performed, materials furnished, or obligations incurred by Tenant or Tenant’s Agents relating to the Project. If any claim of lien is recorded (except those caused by Landlord or Landlord’s Agents), Tenant shall bond against or discharge the same within ten (10) days after Tenant obtains knowledge that the same has been recorded against the Project. Should any lien be filed against the Project or any action be commenced affecting title to the Project, the party receiving notice of such lien or action shall immediately give the other party written notice thereof.

5.6 Taxes on Tenant’s Property: Tenant shall pay before delinquency any and all taxes, assessments, license fees and public charges levied, assessed or imposed against Tenant or Tenant’s estate in this Lease or the property of Tenant situated within the Premises which become due during the Lease Term. If any tax or other charge is assessed by any governmental agency because of the execution of this Lease, such tax shall be paid by Tenant. Within five (5) days following demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of these payments.

5.7 Tenant’s Security System. Subject to the terms of this Lease (including the Tenant Work Letter and this Article 5, as applicable), Tenant shall have the right, at its own expense, to install a security system (“Tenant’s Security System”) in the Premises. Tenant shall be solely responsible, at Tenant’s sole cost and expense, for the installation, monitoring and operation during the Lease Term, and removal upon the expiration or earlier termination of this Lease of Tenant’s Security System. Tenant hereby agrees that Landlord shall not be responsible for monitoring Tenant’s Security System, and that neither Landlord nor the “Landlord Parties”, as that term is defined in Section 7.2E of this Lease, shall in no case be liable for, and Landlord and the Landlord Parties are hereby released from any responsibility for, any personal injury or property damage sustained by Tenant in connection with or arising from any acts or omissions with regard to the admission to or exclusion from the Premises or the Building of any person.

ARTICLE 6

REPAIR AND MAINTENANCE

6.1 Tenant’s Obligation to Maintain: Except as otherwise provided in Sections 5.4, 6.2, 6.4, 11.1, and 12.3, Tenant shall be responsible for the following during the Lease Term:

A. General. Tenant shall clean and maintain in good order, condition, and repair and replace when necessary the Premises and every part thereof, through regular inspections and servicing, including, but not limited to: (i) all plumbing and sewage facilities located within or exclusively serving the Premises (including all sinks, toilets, faucets and drains), and all ducts, pipes, vents or other parts of the HVAC or plumbing system located within or exclusively serving the Premises; (ii) all fixtures, interior walls, floors, carpets and ceilings; (iii) all windows, doors, entrances, plate glass, showcases and skylights (including cleaning both interior and exterior surfaces); (iv) all electrical facilities and equipment located within or exclusively serving the Premises (including all lighting fixtures, lamps, bulbs, tubes, fans, vents, exhaust equipment and systems); and (v) any automatic fire extinguisher equipment located in the Premises.

B. Utilities and Glass. With respect to utility facilities located within or exclusively serving the Premises (including electrical wiring and conduits, gas lines, water pipes, and plumbing and sewage fixtures and pipes), Tenant shall be responsible for the maintenance and repair of any such facilities which serve only the Premises, including all such facilities that are within the walls or floor, or on the roof of the Premises; provided, however, that Landlord shall maintain all underground utility facilities located outside of the Premises, except to the extent (i) the same were installed by or on behalf of Tenant, or (ii) such underground facilities were damaged by Tenant or a Tenant Party (subject to Section 9.3 regarding waiver of subrogation).

C. Windows. Tenant shall replace any damaged or broken glass in the Premises (including all interior and exterior doors and windows) with glass of the same kind, size and quality. Tenant shall repair any damage to the Premises (including exterior doors and windows) caused by vandalism or any unauthorized entry. Tenant shall maintain continuously throughout the Lease Term a service contract for the washing of all exterior windows in the Premises with a contractor approved by Landlord (which approval shall not be unreasonably withheld, conditioned or delayed), which contract provides for the periodic washing of all such windows at least once every one hundred eighty (180) days during the Lease Term. Promptly following a request from Landlord, Tenant shall furnish Landlord with copies of all such service contracts, and shall provide Landlord with written notice within a reasonable period of time following any change in the service contractor. All interior windows in the Premises shall be washed on a commercially reasonable basis.

D. HVAC. Tenant shall (i) maintain and repair (including replacement of component parts when necessary) all HVAC equipment located within or exclusively serving the Premises, and shall keep the same in good condition and repair through regular inspection and servicing, and (ii) maintain continuously throughout the Lease Term a service contract for the maintenance of all such HVAC equipment with a licensed HVAC repair and maintenance contractor approved by Landlord, which contract provides for the periodic inspection and servicing of the HVAC equipment in accordance with the manufacturer’s recommendations, but in any event at least once every one hundred twenty (120) days during the Lease Term. Notwithstanding the foregoing, Landlord may elect at any time to assume responsibility for the maintenance, repair and replacement of such HVAC equipment which serves the Premises and include such costs in Operating Expenses (provided that such costs are commercially reasonable and customary for such service contracts given the nature and type of the work being performed). Promptly following a request from Landlord, Tenant shall furnish Landlord with copies of all such service contracts, and shall provide Landlord with written notice within a reasonable period of time following any change in the service contractor. Notwithstanding the foregoing or anything to the contrary set forth in this Lease, in the event that a base Building HVAC system (and not any supplemental HVAC system installed in the Premises by Tenant, the maintenance, repair and replacement of which shall be the sole responsibility of Tenant) needs to be replaced due to normal wear and tear (and not as a result of (A) damage to the Building caused by peril or condemnation, which shall be covered by Articles 11 and 12, respectively, of this Lease, (B) Tenant’s failure to maintain and repair such Building HVAC system in accordance with the terms of this Section 6.1, or (C) any negligence or willful misconduct on the part of Tenant or Tenant’s Agents, subject to Section 9.3 regarding waiver of subrogation), Landlord shall perform such work and Tenant shall pay Landlord the amortized costs thereof in accordance with Section 6.4, below.

E. Standards. All repairs and replacements required of Tenant shall be promptly made with new materials of like kind and quality. If the work affects the structural parts of the Building or if the estimated cost of any item of repair or replacement is in excess of the Permitted Tenant’s Alterations Limit, then Tenant shall first obtain Landlord’s written approval of the scope of the work, plans therefor, materials to be used, and the contractor, which approval shall not be unreasonably withheld, conditioned or delayed.

6.2 Landlord’s Obligation to Maintain: Landlord shall repair, maintain and operate the Common Area and repair and maintain the roof, exterior and structural parts of the Building (including, without limitation, the foundation, floor slabs, columns, beams and load-bearing walls) (the “Building Structure”), so that the same are kept in good order and repair, the costs of which shall be included in Operating Expenses to the extent permitted by Article 8 of this Lease. If there is central HVAC or other building service equipment and/or utility facilities serving portions of both the Common Area and the Premises, Landlord shall maintain and operate (and replace when necessary) such equipment, the cost of which shall be included in Operating Expenses to the extent permitted by Article 8 of this Lease. Landlord shall not be responsible for repairs required by an accident, fire or other peril or for damage caused to any part of the Project by any negligent act or omission or willful misconduct of Tenant or Tenant’s Agents except as otherwise required by Article 11 (subject to Section 9.3 regarding waiver of subrogation). Landlord may engage contractors of its choice to perform the obligations required of it by this Article, which contractors shall be licensed and appropriately qualified, and the necessity of any expenditure to perform such obligations shall be at the commercially reasonable discretion of Landlord.

6.3 Control of Common Area: Landlord shall at all times have exclusive control of the Common Area. Landlord shall have the right, without the same constituting an actual or constructive eviction and without entitling Tenant to any abatement of rent, to: (i) close any part of the Common Area to whatever extent required in the opinion of Landlord’s counsel to prevent a dedication thereof or the accrual of any prescriptive rights therein; (ii) temporarily close the Common Area to perform maintenance or for any other reason deemed sufficient by Landlord; (iii) change the shape, size, location and extent of the Common Area; (iv) eliminate from or add to the Project any land or improvement, including multi-deck parking structures; (v) make changes to the Common Area including, without limitation, changes in the location of driveways, entrances, passageways, exits, parking spaces, parking areas, sidewalks or the direction of the flow of traffic and the site of the Common Area; (vi) remove unauthorized persons from the Project; and/or (vii) change the name or address of the Building or Project. Tenant shall keep the Common Area clear of all obstructions created or permitted by Tenant. If in the opinion of Landlord unauthorized persons are using any of the Common Area by reason of the presence of Tenant in the Building, Tenant, upon demand of Landlord, shall restrain such unauthorized use by appropriate proceedings. In exercising any such rights regarding the Common Area, (i) Landlord shall make a reasonable effort to minimize any disruption to Tenant’s business, and (ii) Landlord shall not exercise its rights to close, change or control the Common Area in a manner that would materially interfere with Tenant’s use of or access to the Premises or parking rights under this Lease without first obtaining Tenant’s consent, which consent shall not be unreasonably withheld, conditioned or delayed. Landlord shall have no obligation to provide guard services or other security measures for the benefit of the Project. Tenant assumes all responsibility for the protection of Tenant and Tenant’s Agents from acts of third parties; provided, however, that nothing contained herein shall prevent Landlord, at its sole option, from providing security measures for the Project.

6.4 Landlord Capital HVAC Replacements. In the event that, as a part of Tenant’s obligations under Section 6.1.D, above, Tenant is required to replace any of the units of the base Building HVAC system, the fire-life safety system, or the Building elevators (collectively, the “BB System”). which shall expressly exclude any supplemental HVAC units and/or fire-life safety systems installed by or on behalf of Tenant in the Premises, as the result of the failure of such BB System (as reasonably determined by Landlord) (the “Replacement Unit”), and not as a result of Tenant’s failure to maintain and repairs such BB Systems in accordance with the terms of Section 6.1, above, then Tenant shall provide Landlord written notice of such Replacement Unit, and, provided that Landlord reasonably agrees with Tenant that, in accordance with commercially reasonable real estate management and accounting principles consistent with the practices of landlords of comparable properties located in Santa Clara, California, such Replacement Unit does in fact need to be replaced, then Landlord shall install such Replacement Unit at Landlord’s cost, provided that Landlord shall have the right to amortize the cost such Replacement Unit over the useful life of the Replacement Unit (determined in accordance with GAAP), in accordance with Section 5.4, above.

ARTICLE 7

WASTE DISPOSAL AND UTILITIES

7.1 Waste Disposal: Tenant shall store its waste either inside the Premises or within outside trash enclosures that are fully fenced and screened in compliance with all Private Restrictions, and designed for such purpose. All entrances to such outside trash enclosures shall be kept closed, and waste shall be stored in such manner as not to be visible from the exterior of such outside enclosures. Landlord hereby acknowledges and agrees that the trash enclosures installed and maintained by Tenant as of the date of this Lease and pursuant to the Existing Lease are acceptable. Tenant shall cause all of its waste to be regularly removed from the Premises at Tenant’s sole cost. Tenant shall keep all fire corridors and mechanical equipment rooms in the Premises free and clear of all obstructions at all times.

7.2 Hazardous Materials: Landlord and Tenant agree as follows with respect to the existence or use of Hazardous Materials on the Project:

A. Hazardous Materials Disclosure Certificate. Upon request by Landlord from time to time (but not more than once per calendar year, except in connection with a sale or refinancing of the Project or an Event of Tenant’s Default under this Lease), Tenant shall deliver to Landlord an executed Hazardous Materials disclosure statement, substantially in a form reasonably required by Landlord describing Tenant’s then-present use of Hazardous Materials on the Premises, and shall also deliver any other reasonably necessary information documenting the use by Tenant of Hazardous Materials on the Premises as requested by Landlord to the extent such information is not already included in any Hazardous Materials Business Plan (“HMBP”) previously provided by Tenant to Landlord. Tenant shall promptly file with Landlord a copy of any HMBP or any other business response plan or inventory required to be maintained and/or filed with any federal, state or local regulatory agency under any applicable Laws. Landlord and Tenant acknowledge and agree that, as of the date of this Lease, (i) Tenant has fully and accurately completed Landlord’s pre-leasing environmental exposures questionnaire (the “Environmental Questionnaire”), (ii) Tenant has submitted to Landlord a copy of its most current HMBP, and (iii) Tenant has submitted to Landlord a copy of Tenant’s closure plan and financial assurance mechanism filed with the County of Santa Clara in connection with Tenant’s “permit-by-rule”

treatment process allowing for an on-site hazardous waste treatment system, as disclosed by Tenant in the Environmental Questionnaire (the “Closure Plan” and, collectively with the Environmental Questionnaire and the HMPB Plan, the “Approved Hazardous Materials”), each as set forth on Exhibit E attached hereto (the “Approved Hazardous Materials Exhibit”).

B. Hazardous Material Usage. Neither Tenant, nor Tenant’s employees, contractors and subcontractors of any tier, entities with a contractual relationship with Tenant (other than Landlord), or any entity acting as an agent or sub-agent of Tenant, shall be entitled to produce, use, store, generate, transport or dispose of any Hazardous Materials on, in, or about any portion of the Premises, Building or the Project, nor cause or permit any Hazardous Materials to be brought upon, placed, stored, manufactured, generated, blended, handled, recycled, used or released on, in, under or about the Premises (herein referred to as “Hazardous Materials Usage”) not previously identified by Tenant to Landlord per the HMBP provided pursuant to Section 7.2.A above, without, in each instance, obtaining Landlord’s prior written consent thereto, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that in the event Tenant desires to use, store or dispose of Hazardous Materials which are not similar to the Hazardous Materials listed on the Approved Hazardous Materials Exhibit in terms of their hazardous character, handling profile, usage and quantity (“New Hazardous Materials Usage”), then (i) Landlord shall have the right to impose additional terms and conditions on this Lease based upon such hazardous character, handling profile, use, storage and/or disposal, to the extent such additional terms and conditions are consistent with the requirements of institutional landlords of “Comparable Buildings,” as that term is defined in Section 8.5(B), below, when leasing space to tenants using Hazardous Materials materially similar in terms of hazardous character, handling profile, usage and quantity to the New Hazardous Materials Usage, and (ii) the installation of any additional exterior storage tanks or vessels in the Common Area or below grade, with respect to such new Hazardous Materials shall be subject to Landlord’s prior written consent, in its sole and absolute discretion. If any information provided to Landlord by Tenant on the Approved Hazardous Materials Exhibit, or otherwise relating to information concerning Hazardous Materials is intentionally or grossly negligently false, incomplete, or misleading in any material respect, the same shall be deemed a default by Tenant under this Lease. Any Hazardous Materials Usage by Tenant and Tenant’s Agents after the Effective Date on or about the Project shall strictly comply with all applicable Laws, including all Hazardous Materials Laws. Such foregoing obligation shall include, without limitation, maintaining, and complying with, all required necessary licenses, certifications, permits and approvals appropriate or required for any Hazardous Materials Usage by Tenant on the Premises. Landlord shall have a continuing right, without obligation, to require Tenant to obtain, and to review and inspect any and all such permits, licenses, certifications and approvals, together with copies of any and all Hazardous Materials management plans and programs, any and all Hazardous Materials risk management and pollution prevention programs, and any and all Hazardous Materials emergency response and employee training programs respecting Tenant’s Hazardous Materials Usage.

C. Tests and Inspections. Landlord shall have the right, but not the obligation, at all times during the Term of this Lease (but not more than once per calendar year, except in connection with a sale or refinancing of the Project or an Event of Tenant’s Default under this Lease) and subject to Tenant’s reasonable security requirements, to (i) enter and inspect the Premises, (ii) conduct tests and investigations periodically and from time to time to determine whether Tenant is in compliance with the provisions of this Section 7.2 or to determine if Hazardous Materials are present in, on or about the Project, and (iii) request Tenant confirm in writing that all previously provided information to Landlord with respect to the type and amount all Hazardous Materials used, stored or otherwise located on, under or about any portion of the Premises and/or the Common Areas is accurate and complete. The cost of all such inspections, tests and investigations shall be borne by Tenant, if and only if as a result thereof Landlord reasonably determines that contamination has occurred on the Premises and/or Common Areas and that Tenant or any of Tenant’s Agents are responsible in any manner for any contamination. The aforementioned rights granted herein to Landlord and its representatives shall not create (a) a duty on Landlord’s part to inspect, test, investigate, monitor or otherwise observe the Premises or the activities of Tenant and Tenant’s Agents with respect to Hazardous Materials, including without limitation, Tenant’s operation, use and any remediation related thereto, or (b) liability on the part of Landlord and its representatives for Tenant’s use, storage, disposal or remediation of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

D. Notice; Cleanup Obligations; Closure and Decommissioning.

(1) Notice. Tenant shall give to Landlord prompt verbal and follow-up written notice of any spills, releases, discharges, disposals, emissions, migrations, removals or transportation of Hazardous Materials on, under or about any portion of the Premises, Common Areas or Project in violation of applicable Hazardous Materials Laws or Tenant’s obligations under this Lease, provided that Tenant has actual knowledge of such event(s). Tenant shall promptly forward to Landlord copies of all requests, orders, notices, permits, applications, and other communications and reports received by Tenant from or submitted by Tenant to any federal, state or local regulatory agency with jurisdiction over Tenant’s operations of the Premises in connection with the foregoing. To the extent any regulatory, judicial or other enforcement action or proceeding in connection with the foregoing is commenced against Tenant, Tenant shall not enter into any discretionary or voluntary settlement, consent decree or other compromise or resolution without first notifying Landlord of Tenant’s intention to do so and affording Landlord the opportunity to contest such proceedings or to join and participate, as a party if Landlord so elects, in such proceedings, and in no event shall Tenant enter into any discretionary or voluntary consent decree, consent order or other agreements with terms which are binding on Landlord or the Premises without Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that Tenant shall provide prompt written notice to Landlord in the event that Tenant is compelled (i.e., the same is not discretionary or voluntary) to enter into any settlement, consent decree, consent order or other compromise, resolution or agreement. Landlord shall have the right to appear at and participate in, any and all judicial or other administrative proceedings concerning any such foregoing claims.

(2) Cleanup Obligations. Tenant, at its sole cost and expense, covenants and warrants to promptly investigate, clean up, remove, restore and otherwise remediate (including, without limitation, preparation of any feasibility studies or reports and the performance of any and all closures) any spill, release, discharge, disposal, emission, migration or transportation, incident or other consequence of its Hazardous Materials Usage in violation of applicable Hazardous Materials Laws or Tenant’s obligations under this Lease and arising from the acts or omissions of Tenant or Tenant’s Agents, in accordance with all applicable Laws, including all Hazardous Materials Laws now or hereinafter enacted, the HMBP Plan and this Lease. Tenant shall provide a written certification to Landlord indicating that Tenant has complied with all applicable reporting requirements in connection with Tenant’s obligations under this Section 7.2.D(1). Any such investigation, clean up, removal, restoration and other remediation shall only be performed after Tenant has notified Landlord with respect to its plans for such work and obtained Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed so long as Tenant is in compliance with all applicable Hazardous Materials Laws. Notwithstanding the foregoing, Tenant shall be entitled to respond immediately to an emergency without first obtaining Landlord’s prior written consent.

(3) Closure and Decommissioning. Tenant, at its sole cost and expense, shall conduct and perform, or cause to be conducted and performed, all closures and decommissioning activity as required by any Hazardous Materials Laws or any federal, state or local regulatory agencies or other governmental authorities having jurisdiction over the Premises and Tenant’s activities thereon, to the extent that such closures and decommissioning activity is required due to Hazardous Materials Usage by Tenant or Tenant’s Agents. All such work undertaken by Tenant, as required herein, shall be performed in such a manner so as to enable Landlord to continue to use the Premises and the other portions of the Project for commercial and industrial leasing.

E. Indemnity. Tenant shall indemnify, hold harmless, and, at Landlord’s option (with such attorneys as Landlord may reasonably approve in advance and in writing), defend Landlord and Landlord’s officers, directors, shareholders, partners, members, managers, employees, contractors, property managers, agents and mortgagees (“Landlord Parties”) and other lien holders, from and against any and all “Losses” (hereinafter defined) arising from or related to: (a) any violation or alleged violation by Tenant or any of Tenant’s Agents of any of the Laws, including, without limitation, the Hazardous Materials Laws; (b) any breach of the provisions of this Section 7.2 or any subsection thereof by Tenant or any of Tenant’s Agents; (c) any Hazardous Materials Usage on, about or from the Premises, the Project or Common Areas of any Hazardous Materials approved by Landlord under this Lease, or (d) Landlord’s exercise of the “Landlord Cure Right,” as that term is defined in subparagraph I., below (except to the extent of any negligence or willful misconduct by Landlord or any Landlord Party in the exercise of such cure right). The term “Losses” shall mean all claims, demands, expenses, actions, judgments, damages, penalties, fines, liabilities, losses of every kind and nature (including, without limitation, property damage, diminution in value of Landlord’s interest in the Premises or the Project, damages for the loss or restriction on use of any space or amenity within the Building or the Project, damages arising from any adverse impact on marketing space in the Project, sums paid in settlement of claims and any costs and expenses associated with injury, illness or death to or of any person), suits, administrative proceedings, costs and fees, including, but not limited to, attorneys’ and consultants’ fees and expenses, and the costs of cleanup, remediation, removal and restoration. To the actual knowledge of Landlord, except as set forth in reports delivered to Tenant before Tenant’s execution of this Lease, Landlord has no written notices, reports, materials or other written information indicating the presence of Hazardous Materials on the Project or the soil, surface water or groundwater thereof in violation of Hazardous Materials Laws. Landlord agrees to indemnify, hold harmless and, at Tenant’s option (with such attorneys as Tenant may approve in advance and in writing) defend Tenant and Tenant’s officers, directors, shareholders, partners, members, managers and employees (“Tenant Parties”) from and against any liability, obligation, damage or costs, including without limitation, claims for personal injuries, property damage or regulatory liability arising out of Hazardous Materials Laws, and including reasonable attorneys’, consultants and expert’s fees and costs, resulting from any Hazardous Materials which were brought onto the Project or within the Building or the Premises by Landlord or a Landlord Party, except to the extent such liability, obligation, damage or costs was a result of the negligence or willful misconduct of Tenant or a Tenant Party, or was proportionately caused, exacerbated or permitted by Tenant or a Tenant Party.

F. Hazardous Material. As used herein, the term “Hazardous Materials” means any hazardous, radioactive or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government or under any Hazardous Materials Laws. The term “Hazardous Material,” includes, without limitation, hazardous radioactive material, radioactive material, mixed waste, petroleum products, asbestos, PCB’s, and any material or substance which is (i) listed under Article 9 or defined as hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Code of Regulations, Division 4, Chapter 20, (ii) defined as a “hazardous waste” pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq. (42 U.S.C. 6903), (iii) defined as a “hazardous substance” pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq. (42 U.S.C. 9601) or (iv) regulated as a radioactive material under Title 17, Division 1, Chapter 5, Subchapter 4 of the California Code or Regulations and Title 10, Code of Federal Regulations, part 20. As used herein, the term “Hazardous Materials Laws” shall mean any statute, law, ordinance, or regulation of any governmental body or agency (including the U.S. Environmental Protection Agency, the California Regional Water Quality Control Board, the California Department of Public Health Radiologic Health Branch and the California Department of Toxic Substances Control) which regulates the use, storage, release or disposal of any Hazardous Material.

G. Removal. To the extent not otherwise authorized to do so under its permit-by-rule closure plan or other applicable requirements, Tenant shall promptly remove from the Premises, Building and Project , and in compliance with all applicable laws, all Hazardous Materials used by Tenant in its operations when they are no longer needed for such use. .

H. Tenant’s Obligations upon Surrender. At the expiration or earlier termination of the Lease Term, Tenant, at Tenant’s sole cost and expense, shall: (i) cause all Hazardous Materials located on, in or about any portion of the Premises, Building or Project by Tenant or a Tenant Agent, to be removed from the Premises and managed or disposed of in accordance with all Hazardous Materials Laws and as necessary to allow the Premises to be used for any commercial purpose; and (ii) cause to be removed all containers installed or used by Tenant or Tenant’s Agents to store any Hazardous Materials on the Premises, and cause to be repaired any damage to the Premises caused by such removal. Within one hundred twenty (120) days prior to the expiration or earlier termination of this Lease, Landlord may, at Landlord’s sole cost and expense, cause an environmental assessment of the Premises by a competent and experienced environmental engineer or engineering firm reasonably selected by Landlord, which (i) evidences that the Premises are in a clean and safe condition and free and clear of any Hazardous Materials; and (ii) includes a review of the Premises by an environmental consultant for asbestos, mold, fungus, spores, and other moisture conditions, on-site chemical use, and lead-based paint. If such environmental assessment reveals that remediation or clean-up for which Tenant is responsible under this Lease is required under any Hazardous Materials Laws, then (A) Tenant shall promptly reimburse Landlord for the cost of such environmental assessment, and (B) Tenant shall submit a remediation plan prepared by a recognized environmental consultant and shall be responsible for all costs of remediation and clean-up, as provided in this Section 7.2.

I. Landlord Cure Right. If Tenant fails to comply with the terms of this Section 7.2 (subject to any applicable notice and cure periods expressly set forth herein), including, without limitation, if Tenant fails to commence and carry out closure or decommissioning or otherwise fails to promptly investigate, clean up, remove, restore, provide closure or otherwise so remediate the Premises as required by Hazardous Materials Laws, Landlord may, but without obligation to do so, take any and all steps necessary to rectify the same and Tenant shall promptly reimburse Landlord, upon demand, for all out-of-pocket costs and expenses incurred by Landlord in performing Tenant’s obligations with respect to the investigation, clean up, removal, restoration, closure and remediation work hereunder (the “Landlord Cure Right”).

J. Pollution Legal Liability Environmental Insurance. Tenant shall obtain and maintain Pollution Legal Liability Environmental Insurance (i) from an insurance carrier with a rating of no less than A-X in Best’s Insurance Guide, and (ii) providing commercially reasonable coverage and deductibles (to the extent available) with respect to (i) known and unknown pre-existing conditions; (ii) unknown and later discovered conditions; (iii) on-site and off-site third-party claims for bodily injury or property damage; and (iv) legal defense expenses. The form of the Pollution Legal Liability Environmental Insurance policy shall be reasonably acceptable to Landlord, and the term of such policy shall be at least equal to the then-current Lease Term plus an additional six (6) months. Further, notwithstanding anything to the contrary set forth in this Lease, as a condition precedent to the effectiveness of Tenant’s exercise of its right to extend the Lease Term by the Extension Period pursuant to the terms of Exhibit D attached hereto or otherwise, Tenant shall have obtained the policy described in this Section 7.2J, in accordance with the terms of this Section 7.2J, including without limitation, that the term of such policy shall be at least equal to the length of the Extension Period plus an additional six (6) months. Landlord shall be named as an additional named insured on the Pollution Legal Liability

Environmental Insurance policy by endorsement, and an endorsement shall be issued to the Pollution Legal Liability Environmental Insurance policy that provides the policy cannot be amended, modified, terminated or cancelled by the insured without the prior written consent of Landlord. Any new Pollution Legal Liability Environmental Insurance policy that Tenant obtains shall provide coverage for pollution conditions and unknown claims arising prior to the date such policy was issued (e.g., pre-existing conditions shall be covered).

K. Consolidation of Other Facilities. In the event that Tenant elects to consolidate one or more of its other existing facilities (including, without limitation, Tenant’s facilities currently located in Fremont, California) into Tenant’s operations at the Premises, prior to such consolidation and any construction or alteration of the improvements in the Premises in connection therewith, Tenant shall submit to Landlord a revised Environmental Questionnaire, HMBP Plan and Closure Plan, and any other reasonably necessary documents as requested by Landlord, describing Tenant’s use of Hazardous Materials as a result of such consolidation (the “Consolidation Hazardous Materials Documents”). Tenant’s use of the Hazardous Materials disclosed in the Consolidation Hazardous Materials Documents shall be subject to Landlord’s prior written consent, which consent shall not be unreasonably withheld or delayed; provided, however, that if the Hazardous Materials described in the Consolidation Hazardous Materials Documents are New Hazardous Materials Usage, then (i) Landlord shall have the right to impose additional terms and conditions on this Lease based upon such hazardous character, handling profile, use, storage and/or disposal of the Hazardous Materials described in the Consolidation Hazardous Materials Documents, to the extent such additional terms and conditions are consistent with the requirements of institutional landlords of Comparable Buildings when leasing space to tenants using Hazardous Materials materially similar in terms of hazardous character, handling profile, usage and quantity to the New Hazardous Materials Usage, and (ii) the installation of any exterior storage tanks or vessels in the Common Area or below grade with respect to such Hazardous Materials described in the Consolidation Hazardous Materials Documents shall be subject to Landlord’s prior written consent, in its sole and absolute discretion.

L. Survival. The obligations of Landlord and Tenant under this Section 7.2 shall survive the expiration or earlier termination of the Lease Term. The rights and obligations of Landlord and Tenant with respect to issues relating to Hazardous Materials are exclusively established by this Section 7.2. In the event of any inconsistency between any other part of this Lease and this Section 7.2, the terms of this Section 7.2 shall control.

7.3 Utilities: Tenant shall promptly pay, as the same become due, all charges for water, gas, electricity, telephone, sewer service, waste pick-up and any other utilities, materials or services furnished directly to or used by Tenant on or about the Premises during the Lease Term, including, without limitation, (i) meter, use and/or connection fees, hook-up fees, or standby fees (excluding any connection fees or hook-up fees which relate to making the existing electrical, gas, and water service available to the Premises as of the Commencement Date), and (ii) penalties for discontinued or interrupted services.

7.4 Compliance with Governmental Regulations: Tenant shall comply with all rules, regulations and requirements promulgated by national, state or local governmental agencies or utility suppliers concerning the use of utility services, including any rationing, limitation or other control. Tenant shall not be entitled to terminate this Lease nor to any abatement in rent by reason of such compliance.

7.5 Interruption of Use: Notwithstanding anything to the contrary set forth in this Lease, in the event that any utility service provided to the Premises is interrupted for a period in excess of five (5) consecutive days (an “Abatement Event”) due to the active or gross negligence or willful misconduct of Landlord or Landlord’s Agents, Tenant’s sole remedy with respect to such Abatement Event shall be an abatement of Tenant’s obligation to pay Rent under this Lease in proportion to the extent that the Premises is untenantable and Tenant does not in fact use the Premises for the Permitted Use as a result of such interruption. In the event of any Abatement Event that is not due to the active or gross negligence or willful misconduct of Landlord or Landlord’s Agents, Tenant’s sole remedy shall be an abatement of Tenant’s obligation to pay Rent under this Lease in an amount not to exceed the total amount of any reimbursement actually received by Landlord from any rental loss insurance policy maintained by Landlord.

ARTICLE 8

OPERATING EXPENSES

8.1 Tenant’s Payment Obligation: As Additional Rent, Tenant shall pay Tenant’s Share (specified in Section G of the Summary) of all Operating Expenses. Tenant shall pay such share of the actual Operating Expenses incurred or paid by Landlord but not theretofore billed to Tenant within thirty (30) days after receipt of a written bill therefor from Landlord, on such periodic basis as Landlord shall designate, but in no event more frequently than once a month. Alternatively, Landlord may from time to time require that Tenant pay Tenant’s Share of Operating Expenses in advance in estimated monthly installments, in accordance with the following: (i) Landlord shall deliver to Tenant Landlord’s reasonable estimate of the Operating Expenses it anticipates will be paid or incurred for the Landlord’s fiscal year in question; (ii) during such Landlord’s fiscal year Tenant shall pay such share of the estimated Operating Expenses in advance in monthly installments as required by Landlord due with the installments of Base Monthly Rent; and (iii) within one hundred eighty (180) days after the end of each Landlord’s fiscal year, Landlord shall furnish to Tenant a statement in reasonable detail of the actual Operating Expenses paid or incurred by Landlord during the just ended Landlord’s fiscal year (the “Annual Reconciliation Statement”) and thereupon there shall be an adjustment between Landlord and Tenant, with payment to Landlord or credit by Landlord against the next installment of Base Monthly Rent (or refund to Tenant with respect to the last year of the Lease Term), as the case may require, within thirty (30) days after delivery by Landlord to Tenant of said statement, so that Landlord shall receive the entire amount of Tenant’s Share of all Operating Expenses for such Landlord’s fiscal year and no more. The failure of Landlord to delivery such annual reconciliation statement within said 180-day period under clause (iii) above shall not constitute a waiver or otherwise release a party from its obligation to make a payment or credit when such reconciliation is actually done.

Notwithstanding anything to the contrary in this Lease, if the Project consists of multiple buildings, certain Operating Expenses may pertain to a particular building(s) and other Operating Expenses to the Project as a whole. Landlord reserves the right in its reasonable discretion to equitably allocate any such costs applicable to any particular building within the Project to the building in question whose tenants shall be responsible for payment of their respective proportionate shares in the pertinent building and other such costs applicable to the Project to each building in the Project (including the Building) with the tenants in each such building being responsible for paying their respective proportionate shares in such building of such costs to the extent required under the applicable leases. Landlord shall use commercially reasonable efforts to allocate such costs to the buildings (including the Building) in a reasonable, non-discriminatory manner and such allocation shall be binding on Tenant.

8.2 Operating Expenses Defined: The term “Operating Expenses” shall mean the total amounts paid or payable, whether by Landlord or others on behalf of Landlord, in connection with the ownership, maintenance, repair, and operations of the Building, the Common Areas and the Project, including without limitation, the following:

A. All costs and expenses paid or incurred by Landlord in doing the following (including payments to independent contractors providing services related to the performance of the following): (i) maintaining, cleaning, repairing and resurfacing the roof (including repair of leaks) and the exterior surfaces (including painting) of all buildings located on the Project; (ii) maintenance of any liability, fire, property damage, earthquake and other insurance covering the Project carried by Landlord pursuant to Section 9.2 (including the prepayment of premiums for coverage of up to one year, provided that Tenant shall not be responsible for any premiums relating to any time period for which Tenant is not obligated to pay its share of Operating Expenses hereunder); (iii) subject to Section 5.4 and Article 6, above, maintaining, repairing, operating and replacing when necessary HVAC equipment, utility facilities and other building service equipment; (iv) providing utilities to the Common Area (including lighting, trash removal and water for landscaping irrigation); (v) complying with all applicable Laws and Private Restrictions; (vi) operating, maintaining, repairing, cleaning, painting, re-striping and resurfacing the Common Area; (vii) replacement or installation of lighting fixtures, directional or other signs and signals, irrigation systems, trees, shrubs, ground cover and other plant materials, and all landscaping in the Common Area; and (viii) providing security (provided, however, that Landlord shall not be obligated to provide security and if it does, Landlord may discontinue such service at any time and in any event Landlord shall not be responsible for any act or omission of any security personnel); and (ix) capital improvements as provided in Section 5.4 hereof;

B. The following costs: (i) Real Property Taxes as defined in Section 8.3; (ii) the amount of any “deductible” paid by Landlord with respect to damage caused by any Insured Peril, provided that such deductible is in a commercially reasonable amount comparable to deductibles paid by landlords of comparable institutionally-owned buildings of similar size, age, location, quality of appearance and services to the Building, and located in the Santa Clara, California area (“Comparable Buildings”); (iii) the amount of any deductibles paid by Landlord with respect to damage caused by earthquake, flood or terrorist act, subject to Section 5.4(iv), above, and provided that Tenant’s Share of such deductibles shall not exceed a cumulative amount equal to $1.50 per rentable square foot of the Premises per year, and provided further than no part of any such cumulative deductible amounts incurred by Landlord in excess of the forgoing cap in any fiscal year during the Lease Term may be amortized or otherwise passed through to Tenant as part of Operating Expenses in any future fiscal year during the Lease Term; and (iv) that portion of all compensation (including benefits and premiums for workers’ compensation and other insurance) paid to or on behalf of employees of Landlord but only to the extent they are involved in the performance of the work described by Section 8.2A that is fairly allocable to the Project;

C. Fees for property management services rendered by either Landlord or a third party manager engaged by Landlord (which may be a party affiliated with Landlord), not to exceed the monthly rate of three percent (3%) of the gross revenues from the Project, plus charges for office rent for property management, supplies, equipment, salaries, wages, bonuses and other compensation (including fringe benefits, vacation, holidays and other paid absence benefits) relating to employees of Landlord or its property manager or agents engaged in the management, operation, repair, or maintenance of the Building and/or Common Areas of the Project;

D. All additional costs and expenses incurred by Landlord with respect to the operation, protection, maintenance, repair and replacement of the Project which would be considered a current expense pursuant to commercially reasonable real estate management and accounting principles consistent with the practices of landlords of comparable properties located in Santa Clara, California.

E. Notwithstanding the foregoing, for purposes of this Lease, Operating Expenses shall not, however, include:

(1) payments on any loans or ground leases affecting the Project;

(2) depreciation of any building or any major systems of building service equipment within the Project;

(3) any cost incurred in complying with Hazardous Materials Laws, which subject is governed exclusively by Section 7.2, it being understood that in no event will any costs related to the presence of any Hazardous Materials on, under or about the Project be included in Operating Expenses;

(4) costs, including legal fees, space planners’ fees, and brokerage or finder’s fees incurred in connection with the original construction or development, or original or future leasing of the Project, and costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements made for other tenants or occupants of the Project or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Project (excluding, however, such costs relating to any common areas of the Building or Project or parking facilities);

(5) any bad debt loss, rent loss, or reserves for bad debts or rent loss;

(6) costs associated with the operation of the business of the limited liability company, partnership or entity which constitutes Landlord, as the same are distinguished from the costs of operation of the Building or Project (which shall specifically include, but not be limited to, accounting costs associated with the operation of the Building or Project). Costs associated with the operation of the business of the limited liability company, partnership or entity which constitutes Landlord include costs of partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of the Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of the Landlord’s interest in the Project, and costs incurred in connection with any disputes between Landlord and its employees, between Landlord and Project management, or between Landlord and other tenants or occupants;

(7) except for a management fee provided in Section 8.2.C above, overhead and profit increment paid to the Landlord or to subsidiaries or affiliates of the Landlord for services in the Project to the extent the same exceeds the costs of such services rendered by qualified, unaffiliated third parties on a competitive basis;

(8) costs arising from the active or gross negligence or willful misconduct of Landlord or its agents, employees, vendors, contractors, or providers of materials or services;

(9) costs, including fines or penalties, incurred due to a violation of any Law by Landlord or any of Landlord’s Agents, but not including (i) on-going recurring compliance costs (by way of example only, costs to comply with a Law requiring periodic elevator maintenance, or related to fire-extinguisher inspections, which shall be included in Operating Expenses), or (ii) costs resulting from a violation of any Law by Tenant or any of Tenant’s agents or Tenant’s failure to timely pay Tenant’s Share of Operating Expenses to Landlord, in which event Tenant shall be solely responsible for such costs;

(10) costs for repairs or other work incurred by reason of fire or other casualty, or by the exercise of the right of eminent domain, to the extent Landlord is reimbursed through insurance proceeds or condemnation awards, or would have been so reimbursed if Landlord had in force all insurance required to be carried by Landlord under this Lease;

(11) costs for repairs to correct defects in the original construction of the Project, or repairs that are covered by warranties to the extent actually covered by such warranties;

(12) legal fees and costs, settlements, judgments or awards paid or incurred because of disputes between Landlord and Tenant, Landlord and other tenants or prospective occupants or prospective tenants/occupants or providers of goods and services to the Project;

(13) costs for capital improvements to the Project (including, without limitation, capital expenditures related solely to another building of the Project and not to the Building or to the Project as a whole), except as set forth in Section 5.4, above;

(14) advertising and promotional expenses;

(15) costs for which Landlord receives separate reimbursement directly from any other tenant (other than as a reimbursement of operating expenses) or occupant of the Project;

(16) wages and/or benefits attributable to personnel above the level of Project manager or Project engineer;

(17) rentals and other related expenses incurred in leasing Building equipment which if purchased the cost of which would be excluded from Operating Expenses as a capital cost, except equipment not affixed to the Project which is used in providing janitorial or similar services and, further excepting from this exclusion such equipment rented or leased to remedy or ameliorate an emergency condition in the Building or Common Area servicing the Building;

(18) costs arising from Landlord’s charitable or political contributions;

(19) costs of acquiring sculptures, paintings or other object of art;

(20) fines, penalties or interest payable by Landlord (unless such fines, penalties and interest result from Tenant’s failure to timely pay its Share of Operating Expenses to Landlord, in which event Tenant shall be solely responsible for such costs);

(21) costs first accruing after the expiration or earlier termination of this Lease; and

(22) the amount of any insurance deductible relating to damage caused by an event of casualty that is the triggering event for the termination of this Lease pursuant to Article 11, below.

F. Intentionally Omitted.

8.3 Real Property Taxes Defined: The term “Real Property Taxes” shall mean all taxes, assessments, levies, and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay any existing or future general or special assessments for public improvements, services or benefits, and any increases resulting from reassessments resulting from a change in ownership, new construction, or any other cause), now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy or use of all or any portion of the Project (as now constructed or as may at any time hereafter be constructed, altered, or otherwise changed) or Landlord’s interest therein, the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located on the Project, the gross receipts, income, or rentals from the Project, or the use of parking areas, public utilities, or energy within the Project, or Landlord’s business of leasing the Project. The parties acknowledged that Proposition 13 was adopted by the voters of the State of California in the June 1978 election (“Proposition 13”) and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants, and, in further recognition of the decrease in the level and quality of governmental services and amenities as a result of Proposition 13, Real Property Taxes shall also include any governmental or private assessments or the Project’s contribution towards a governmental or private cost-sharing agreement for the purpose of augmenting or improving the quality of services and amenities normally provided by governmental agencies. If at any time during the Lease Term the method of taxation or assessment of the Project prevailing as of the Effective Date shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of the Project or Landlord’s interest therein, or (ii) on or measured by the gross receipts, income or rentals from the Project, on Landlord’s business of leasing the Project, or computed in any manner with respect to the operation of the Project, then any such tax or charge, however designated, shall be included within the meaning of the term Real Property Taxes for purposes of this Lease. If any Real Property Tax is based upon property or rents unrelated to the Project, then only that part of such Real Property Tax that is fairly allocable to the Project shall be included within the meaning of the term Real Property Taxes. Notwithstanding anything to the contrary set forth herein, in the event that any assessment or Real Property Taxes may be payable in installments over a period in excess of one (1) year, Tenant’s share of Real Property Taxes shall be determined as if Landlord had elected to pay the charge in the permitted maximum number of installments (including any costs and fees in connection therewith), and Tenant shall be responsible only for those installments or parts of installments which would be attributable to the Lease Term. Any costs and expenses (including, without limitation, reasonable attorneys’ and consultants’ fees) reasonably incurred in attempting to protest, reduce or minimize Tax Expenses (a “Tax Appeal”) shall be included in Real Property Taxes in the year such expenses are incurred. Tax refunds shall be credited against Real Property Taxes and refunded to Tenant regardless of when received, based on the year to which the refund is applicable, provided that in no event shall the amount to be refunded to Tenant for any such year exceed the total amount paid by Tenant as Additional Rent under this Article 8 for such year. If Real Property Taxes for any period during the Lease Term or any extension thereof are increased after payment thereof for any reason, including, without limitation, error or reassessment by applicable governmental or municipal authorities, Tenant shall pay Landlord upon demand Tenant’s Share of any such increased Real Property Taxes included by Landlord as Operating Expenses pursuant to the terms of this Lease. Notwithstanding the foregoing, the term Real Property Taxes shall not include (a) estate, inheritance, succession, transfer, gift or franchise taxes of Landlord, (b) any federal or state net income tax imposed on Landlord’s income from all sources; (c) any real estate taxes related to any period of time prior to the Commencement Date; (d) any liens or levies to the extent related to Hazardous Materials on the Project that were not caused or introduced onto the Project by Tenant or any of Tenant’s Agents; or (e) any interest, fines or penalties payable due to the failure of Landlord to pay Real Property Taxes in a timely manner (unless such interest, fines and penalties are caused by Tenant’s failure to pay its share of Real Property Taxes as they become due, in which event Tenant shall be solely responsible for such costs). Notwithstanding the foregoing, while Landlord shall not be obligated to file any application or institute any proceeding seeking a reduction in Real Property Taxes, in the event that Landlord elects to file a Proposition 8 application seeking a temporary reduction in Real Property Taxes with respect to any building in the Project, Landlord shall include the Building in such application (or shall make a separate such application relating thereto). If Landlord does not initiate within sixty (60) days after written request by Tenant and thereafter diligently pursue a Tax Appeal, Tenant shall have the right to do so and if Tenant’s Tax Appeal results in a refund or reduction of such Real Property Taxes, then within thirty (30) days after Landlord’s receipt of the refund, Landlord shall refund to Tenant all costs and expenses incurred by Tenant (to the extent the refund exceeds such costs and expenses) and Tenant’s Share of the remaining amount of such abatement or refund shall be applied by Landlord as a credit against Rent next becoming due.

The parcel containing the Building may be a separate tax parcel that may also contain other buildings on such parcel. In such event and if the Building and the buildings and improvements are currently included in the same tax bill and contain different size and types of improvements, Landlord shall have the right to equitably allocate the Taxes to each such building in accordance with Landlord’s reasonable accounting and management principles.

8.4 Landlord’s Books and Records: Following Tenant’s receipt of the Annual Reconciliation Statement, Tenant shall have the right, upon prior written notice to Landlord (“Audit Notice”), to commence and complete an audit of Landlord’s books and records concerning the Operating Expenses for the Landlord’s fiscal year that is the subject of such statement (the “Records”), within ninety (90) days following the delivery of such statement (the “Review Period”). Following delivery of an Audit Notice, and provided that no Event of Tenant’s Default is not then occurring, Tenant shall have the right, at Tenant’s sole cost, during Landlord’s regular business hours and on reasonable prior notice to Landlord, to audit the Records at Landlord’s principal business office (or at any other location in northern California designated by Landlord). Such audit shall occur within sixty (60) days following the delivery of the Audit Notice. Tenant’s audit of the Records pursuant to this Section 8.5 shall be conducted only by a reputable independent nationally or regionally recognized certified public accounting firm, subject to Landlord’s reasonable approval, which accounting firm: (i) shall have previous experience in auditing financial operating records of landlords of institutionally-owned buildings; (ii) shall not already be providing accounting and/or lease administration services to Tenant and shall not have provided accounting and/or lease administration services to Tenant in the past three (3) years; (iii) shall not be retained by Tenant on a contingency fee basis (i.e. Tenant must be billed based on the actual time and materials that are incurred by the accounting firm in the performance of the audit), and a copy of the executed audit agreement between Tenant and auditor shall be provided to Landlord prior to the commencement of the audit; and (iv) at Landlord’s option, both Tenant and auditor shall be required to execute a commercially reasonable confidentially agreement prepared by Landlord. Any audit report prepared by Tenant’s auditors shall be delivered concurrently to Landlord and Tenant within the Review Period. If, after such audit of the Records, Tenant disputes the amount of Operating Expense for the year under audit, Landlord and Tenant shall meet and attempt in good faith to resolve the dispute. If the parties are unable to resolve the dispute within sixty (60) days after completion of Tenant’s audit, then, at Tenant’s request, an independent certified public accounting firm selected by Landlord, and reasonably approved by Tenant, shall, at Tenant’s cost, conduct an audit of the relevant Operating Expenses (the “Neutral Audit”). Tenant shall pay all costs and expenses of the Neutral Audit unless the final determination in such Neutral Audit is that Landlord overstated Operating Expenses in the Annual Reconciliation Statement for the year being audited by more than three percent (3%), in which case Landlord shall pay the actual and reasonable costs and expenses of the Neutral Audit, in an amount not to exceed Ten Thousand and 00/100 Dollars ($10,000.00). In any event, Landlord will promptly reimburse Tenant or provide a credit for any overstatement of Operating Expenses, and Tenant shall promptly pay to Landlord any understatement of Operating Expenses. To the extent Landlord and Tenant fail to otherwise reach mutual agreement regarding Operating Expenses, the foregoing audit and Neutral Audit procedures shall be the sole methods to be used by Tenant to dispute the amount of any Operating Expenses payable by Tenant pursuant to the terms of this Lease.

ARTICLE 9

INSURANCE

9.1 Tenant’s Insurance: Tenant shall maintain insurance complying with all of the following:

A. Types. Tenant shall procure, pay for and keep in full force and effect the following:

(1) Commercial general liability insurance, including property damage, against liability for personal injury, bodily injury, death and damage to property occurring in or about, or resulting from an occurrence in or about, the Premises with combined single limit coverage of not less than the amount of Tenant’s Liability Insurance Minimum specified in Section P of the Summary, which insurance shall contain a “contractual liability” endorsement insuring Tenant’s performance of Tenant’s obligation to indemnify Landlord contained in Section 10.3;

(2) Fire and property damage insurance in so-called “all risk” form insuring Tenant’s Trade Fixtures, and Tenant’s Alterations for the full actual replacement cost thereof; and

(3) Insurance for: (a) Business Auto Liability covering owned, non-owned and hired vehicles with a limit of not less than $1,000,000 per accident; (b) Employers Liability with limits of $1,000,000 each accident, $1,000,000 disease policy limit, $1,000,000 disease—each employee; (c) Business Interruption Insurance for one hundred percent (100%) of the twelve (12) months actual loss sustained, and (d) Excess Liability in the amount of $5,000,000. In addition, whenever Tenant shall undertake any alterations, additions or improvements in, to or about the Leased Premises (“Work”) the aforesaid insurance protection must extend to and include injuries to persons and damage to property arising in connection with such Work, and such other insurance as Landlord shall reasonably require consistent with requirements of landlords of comparable properties located in Santa Clara, California; and the policies of or certificates evidencing such insurance must be delivered to Landlord prior to the commencement of any such Work.

B. Requirements. Where applicable and required by Landlord, each policy of insurance required to be carried by Tenant pursuant to this Section 9.1: (i) shall name Landlord and such other parties in interest as Landlord reasonably designates as additional insured; (ii) shall be primary insurance which provides that the insurer shall be liable for the full amount of the loss up to and including the total amount of liability set forth in the declarations without the right of contribution from any other insurance coverage of Landlord; (iii) shall be in a form reasonably satisfactory to Landlord; (iv) shall be carried with companies licensed to do business in California and with a rating of no less than A-VIII; (v) shall provide that such policy shall not be subject to cancellation, lapse or a reduction in coverage except after at least thirty (30) days prior written notice to Landlord so long as such provision of thirty (30) days’ notice is reasonably obtainable at a commercially reasonable cost, but in any event Tenant shall provide Landlord not less than ten (10) days prior written notice; (vi) shall not have a “deductible” in excess of such amount as is reasonably approved by Landlord; (vii) shall contain a cross liability endorsement; and (viii) shall contain a “severability” clause. If Tenant has in full force and effect a blanket policy of liability insurance with the same coverage for the Premises as described above, as well as other coverage of other premises and properties of Tenant, or in which Tenant has some interest, such blanket insurance shall satisfy the requirements of this Section 9.1.

C. Evidence. A certificate of the insurer, certifying that each policy required to be carried by Tenant pursuant to this Section 9.1 has been issued, provides the coverage required by this Section 9.1, and contains the provisions specified herein, shall be delivered to Landlord prior to the time Tenant or any of its Agents enters the Premises and upon renewal of such policies, but not less than five (5) days prior to the expiration of the term of such coverage. If any Lender or insurance advisor reasonably determines that the amount of coverage required for any policy of insurance Tenant is to obtain pursuant to this Section 9.1 is not adequate, then Tenant shall increase such coverage for such insurance to such amount as such Lender or insurance advisor reasonably deems adequate, not to exceed the level of coverage for such insurance commonly carried by comparable businesses similarly situated; provided that Tenant shall not be obligated to increase its insurance coverage pursuant to the foregoing more than once during any three (3)-year period during the Lease Term.

9.2 Landlord’s Insurance: Landlord shall have the following obligations and options regarding insurance:

A. Property Damage. Landlord shall maintain a policy or policies of fire and property damage insurance in so-called “all risk” form insuring Landlord (and such others as Landlord may designate) against loss of rents for a period of not less than twelve (12) months and from physical damage to the Project with coverage of not less than the full replacement cost thereof. Landlord may so insure the Project separately, or may insure the Project with other property owned by Landlord which Landlord elects to insure together under the same policy or policies. Landlord shall have the right, but not the obligation, in its sole and absolute discretion, to obtain insurance for such additional perils as Landlord deems appropriate, including, without limitation, coverage for damage by earthquake and/or flood. All such coverage shall contain commercially reasonable “deductibles” consistent with those maintained by landlords of comparable properties located in Santa Clara, California. Landlord shall not be required to cause such insurance to cover any Trade Fixtures or Tenant’s Alterations of Tenant.

B. Other. Landlord shall maintain a policy or policies of commercial general liability insurance insuring Landlord (and such others as are designated by Landlord) against liability for personal injury, bodily injury, death and damage to property occurring or resulting from an occurrence in, on or about the Project, with combined single limit coverage in such amount as Landlord from time to time determines is reasonably necessary for its protection.

C. Tenant’s Obligation to Reimburse: If Landlord’s insurance rates with respect to the Building or Outside Area are increased at any time during the Lease Term as a result of the nature of Tenant’s particular use of the Premises, Tenant shall reimburse Landlord for the full amount of such increase immediately upon receipt of a bill from Landlord therefor.

9.3 Release and Waiver of Subrogation: Notwithstanding anything to the contrary contained herein, the parties hereto release each other, and their respective agents and employees, and approved subtenants of the Premises (provided such subtenants provide a reciprocal release and waiver of subrogation) from any liability for injury or damage to property that is caused by or results from any risk insured against (or required to be insured against) under any valid and collectible property insurance policy carried (or required to be carried) by either of the parties, or which would normally be covered by so-called “all risk” or “special form” property insurance, without regard to the negligence or willful misconduct of the entity or party so released or any other cause. Each party shall cause each property insurance policy obtained by it to provide that the insurer waives all right of recovery by way of subrogation against the other party and its agents and employees in connection with any injury or damage covered by such policy.

ARTICLE 10

LIMITATION ON LANDLORD’S LIABILITY AND INDEMNITY

10.1 Limitation on Landlord’s Liability: Landlord shall not be liable to Tenant, nor shall Tenant be entitled to terminate this Lease or to any abatement of rent (except as expressly provided otherwise herein), for any injury to Tenant or Tenant’s Agents, damage to the property of Tenant or Tenant’s Agents, or loss to Tenant’s business resulting from any cause, including without limitation any: (i) failure, interruption or installation of any HVAC or other utility system or service; (ii) failure to furnish or delay in furnishing any utilities or services when such failure or delay is caused by fire or other peril, the elements, labor disturbances of any character, or any other accidents or other conditions beyond the reasonable control of Landlord; (iii) limitation, curtailment, rationing or restriction on the use of water or electricity, gas or any other form of energy or any services or utility serving the Project; (iv) vandalism or forcible entry by unauthorized persons or the criminal act of any person; or (v) penetration of water into or onto any portion of the Premises or the Building through roof leaks or otherwise. Notwithstanding the foregoing but subject to Section 9.3, Landlord shall be liable for any such injury, damage or loss which is proximately caused by the willful misconduct or gross negligence of Landlord or Landlord’s Agents.

10.2 Limitation on Tenant’s Recourse: If Landlord or Tenant is a corporation, limited liability company, trust, partnership, joint venture, unincorporated association or other form of business entity: (i) the obligations of such party shall not constitute personal obligations of the officers, directors, trustees, partners, joint venturers, members, owners, stockholders, or other principals or representatives of such business entity; and (ii) neither Landlord nor Tenant shall have recourse to the assets of the other party’s officers, directors, trustees, partners, joint venturers, members, owners, stockholders, principals or representatives except to the extent of their interest in the Project. Tenant shall have recourse only to the interest of Landlord in the Project, including any interest in the rents of the Project and any sale, condemnation or insurance proceeds payable to Landlord (collectively, “Owner Proceeds”), for the satisfaction of the obligations of Landlord and shall not have recourse to any other assets of Landlord for the satisfaction of such obligations; provided, however, that Tenant shall not be entitled to recover any Owner Proceeds from Landlord or any third party after such Owner Proceeds have been distributed or paid to such third party.

10.3 Indemnification of Landlord: Tenant shall hold harmless, indemnify and defend Landlord, and its employees, agents and contractors, with competent counsel reasonably satisfactory to Landlord (and Landlord agrees to accept counsel that any insurer requires be used), from all liability, penalties, losses, damages, costs, expenses, causes of action, claims and/or judgments arising by reason of any death, bodily injury, personal injury or property damage to the extent resulting from (i) any cause or causes whatsoever occurring in or on the Premises during the Lease Term, except to the extent of (A) the willful misconduct, active negligence or gross negligence of Landlord or Landlord’s Agents, (B) resulting from the violation of any Laws by Landlord or Landlord’s Agents, or (C) resulting from the underground migration of Hazardous Materials not brought onto the Project by Tenant or a Tenant Party, (ii) the negligence or willful misconduct of Tenant or its agents, employees and contractors, or (iii) an Event of Tenant’s Default. The provisions of this Section 10.3 shall survive the expiration or sooner termination of this Lease.

10.4 Indemnification of Tenant. Landlord shall hold harmless, indemnify and defend Tenant, and its employees, agents and contractors, with competent counsel reasonably satisfactory to Tenant (and Tenant agrees to accept counsel that any insurer requires be used), from all liability, penalties, losses, damages, costs, expenses, causes of action, claims and/or judgments arising by reason of any death, bodily injury, personal injury or property damage to the extent resulting from the violation of any Laws or the negligence (to the extent not covered by the insurance carried or required to be carried by Landlord pursuant to this Lease), the gross negligence or willful misconduct of Landlord or Landlord’s Agents. The provisions of this Section 10.4 shall survive the expiration or sooner termination of this Lease.

10.5 In General. Tenant’s agreement to indemnify Landlord pursuant to Section 10.3, above, and Landlord’s agreement to indemnify Tenant pursuant to Section 10.4, above, are not intended to and shall not relieve any insurance carrier of its obligations under policies required to be carried pursuant to the provisions of this Lease, to the extent such policies cover, or if carried, would have covered the matters, subject to the parties’ respective indemnification obligations; nor shall they supersede the terms of Section 9.3 of this Lease.

ARTICLE 11

DAMAGE TO PREMISES

11.1 Landlord’s Duty to Restore: If the Premises are damaged by any peril after the Effective Date, Landlord shall restore the Premises unless the Lease is terminated by Landlord pursuant to Section 11.2 or by Tenant pursuant to Section 11.3. All insurance proceeds available from the fire and property damage insurance carried by Landlord pursuant to Section 9.2 shall be paid to and become the property of Landlord. If this Lease is terminated pursuant to either Section 11.2 or Section 11.3, then all insurance proceeds available from insurance carried by Tenant which covers loss to property that is Landlord’s property or would become Landlord’s property on termination of this Lease shall be paid to and become the property of Landlord. If this Lease is not so terminated, then upon receipt of the insurance proceeds (if the loss is covered by insurance) and the issuance of all necessary governmental permits, Landlord shall commence and diligently prosecute to completion the restoration of the Premises, to the extent then allowed by Law, to substantially the same condition in which the Premises were immediately prior to such damage. Landlord’s obligation to restore shall be limited to the Premises and interior improvements, excluding any Tenant’s Alterations, Trade Fixtures and/or personal property constructed or installed by Tenant in the Premises. Tenant shall forthwith replace or fully repair all the Tenant’s Alterations installed by Tenant and existing at the time of such damage or destruction, subject to any changes or additions to such Tenant’s Alterations that are (i) requested by Tenant and approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed, or (ii) required by applicable Law.

11.2 Landlord’s Right to Terminate: Landlord shall have the right to terminate this Lease in the event any of the following occurs, which right may be exercised only by delivery to Tenant of a written notice of election to terminate within thirty (30) days after the date of such damage:

A. Damage From Insured Peril. The Building is damaged by an Insured Peril to such an extent that the estimated cost to restore exceeds fifty percent (50%) of the then actual replacement cost thereof, and the estimated time for repair and restoration of the Building exceeds one (1) year, but only to the extent that Landlord terminates the leases of all similarly situated and affected tenants of the Project;

B. Damage From Uninsured Peril. The Building is damaged by an Uninsured Peril to such an extent that the estimated cost to restore exceeds five percent (5%) of the then actual replacement cost thereof; provided, however, that Landlord may not terminate this Lease pursuant to this Section 11.2.B if Tenant agrees in writing to pay the amount by which the cost to restore the damage to the Building exceeds such amount and subsequently deposits such excess amount with Landlord within thirty (30) days after Landlord has notified Tenant of its election to terminate this Lease;

C. Damage Near End of Term. The Premises are damaged by any peril within twelve (12) months of the last day of the Lease Term to such an extent that the estimated cost to restore equals or exceeds an amount equal to six (6) times the Base Monthly Rent then due; provided, however, that Landlord may not terminate this Lease pursuant to this Section 11.2.C if Tenant, at the time of such damage, has a then valid express written option to extend the Lease Term and Tenant exercises such option to extend within fifteen (15) days following the date of such damage; or

D. Restrictions on Restoration. The Building is damaged by any peril and, because of the Laws then in force, (i) cannot be restored to substantially the same condition in which it was prior to such damage, or (ii) cannot be used for the Permitted Use if restored as required by this Article.

E. Defined Terms. As used herein, the following terms shall have the following meanings: (i) the term “Insured Peril” shall mean a peril actually insured against (or required to be insured against under this Lease) for which the insurance proceeds actually received by Landlord are sufficient (or would have been sufficient had Landlord maintained the required insurance) (except for any “deductible” amount specified by such insurance) to restore the Building under then existing building codes to substantially the condition existing immediately prior to the damage; and (ii) the term “Uninsured Peril” shall mean any peril which is not an Insured Peril. Notwithstanding the foregoing, if the “deductible” for earthquake, flood or terrorism insurance exceeds five percent (5%) of the replacement cost of the improvements insured, such peril shall be deemed an “Uninsured Peril”.

F. Effect of Termination. In the event that Landlord terminates this Lease pursuant to this Section 11.2, Tenant shall have no obligation to pay or contribute to any portion of any deductible under any applicable insurance policy carried or required to be carried by Landlord pursuant to this Lease.

11.3 Tenant’s Right to Terminate: If the Premises are damaged by any peril and Landlord does not elect to terminate this Lease or is not entitled to terminate this Lease pursuant to Section 11.2, then as soon as reasonably practicable, Landlord shall furnish Tenant with the written opinion of Landlord’s licensed architect or construction consultant as to when the restoration work required of Landlord may be completed. Tenant shall have the right to terminate this Lease in the event any of the following occurs, which right may be exercised only by delivery to Landlord of a written notice of election to terminate within fifteen (15) days after Tenant receives from Landlord the estimate of the time needed to complete such restoration.

A. Major Damage. The Premises are damaged by any peril and, in the reasonable opinion of Landlord’s architect or construction consultant, the restoration of the Premises cannot be substantially completed within one (1) year after the date of such damage; or

B. Damage Near End of Term. The Premises are damaged by any peril within twelve (12) months of the last day of the Lease Term and, in the reasonable opinion of Landlord’s licensed architect or construction consultant, the restoration of the Premises cannot be substantially completed within ninety (90) days after the date of such damage and such damage materially and adversely impairs Tenant’s ability to operate from the Premises for the Permitted Use.

C. Failure to Complete Restoration. The Premises are damaged by any peril, the restoration is not substantially completed within one (1) year following the date on which Landlord obtains the necessary building permits for such restoration (but in no event more than fifteen (15) months from the date of such damage), and Landlord fails to substantially complete such restoration within thirty (30) days following Landlord’s receipt of a written notice from Tenant of its election to terminate this Lease pursuant to this Section 11.3.C.

11.4 Abatement of Rent: In the event of damage to the Premises which does not result in the termination of this Lease, then from and after the date of such damage the Base Monthly Rent and the Additional Rent shall be temporarily abated during the period of restoration in proportion to the degree to which Tenant’s use of the Premises is impaired by such damage. In the event of damage to the Premises which results in the termination of this Lease, then Tenant shall not be obligated to pay the Base Monthly Rent and the Additional Rent otherwise due and payable by Tenant under this Lease from and after the date of such damage until the date on which this Lease is terminated. Tenant shall not be entitled to any compensation or damages from Landlord for loss of Tenant’s business or property or for any inconvenience or annoyance caused by such damage or restoration. Tenant hereby waives the provisions of California Civil Code Sections 1932(2) and 1933(4) and the provisions of any similar law hereinafter enacted.

ARTICLE 12

CONDEMNATION

12.1 Landlord’s Termination Right: Landlord shall have the right to terminate this Lease if, as a result of a taking by means of the exercise of the power of eminent domain (including a voluntary sale or transfer by Landlord to a condemnor under threat of condemnation), (i) ten percent (10%) or more of the Premises is so taken, (ii) more than ten percent (10%) of the Building Leasable Area is so taken, or (iii) more than fifty percent (50%) of the Common Area is so taken. Any such right to terminate by Landlord must be exercised within a reasonable period of time, to be effective as of the date possession is taken by the condemnor.

12.2 Tenant’s Termination Right: Tenant shall have the right to terminate this Lease if, as a result of any taking by means of the exercise of the power of eminent domain (including any voluntary sale or transfer by Landlord to any condemnor under threat of condemnation), (i) ten percent (10%) or more of the Premises is so taken, or a material portion of the manufacturing area of the Premises is taken such that, in Tenant’s commercially reasonable business judgment, Tenant can no longer conduct its business from the Premises for the Permitted Use, and the part of the Premises that remains cannot be restored within a reasonable period of time and thereby made reasonably suitable for the continued operation of the Tenant’s business, or (ii) there is a taking affecting the Common Area and, as a result of such taking, Landlord cannot provide parking within reasonable walking distance of the Premises equal in number to at least eighty percent (80%) of the number of passes allocated to Tenant pursuant to this Lease, whether by rearrangement of the remaining parking areas in the Common Area (including construction of multi-deck parking structures or re-striping for compact cars where permitted by Law) or by alternative parking facilities on other land. Tenant must exercise such right within a reasonable period of time, to be effective on the date that possession of that portion of the Premises or Common Area that is condemned is taken by the condemnor.

12.3 Restoration and Abatement of Rent: If any part of the Premises or the Common Area is taken by condemnation (other than a temporary taking) and this Lease is not terminated, then Landlord shall restore the remaining portion of the Premises and Common Area and interior improvements constructed by Landlord as they existed as of the Commencement Date, excluding any Tenant’s Alterations, Trade Fixtures and/or personal property constructed or installed by Tenant, and the Base Monthly Rent and Additional Rent payable by Tenant hereunder shall be abated during such period of restoration in proportion to the degree to which Tenant’s use of the Premises or affected portion thereof is materially impaired such that, in Tenant’s commercially reasonable business judgment, Tenant can no longer conduct its business from the Premises for the Permitted Use. Thereafter, following the period of any such restoration, the Base Monthly Rent and the Additional Rent shall be reduced in the same proportion that the floor area of that part of the Premises so taken (less any addition thereto by reason of any reconstruction) bears to the original floor area of the Premises.

12.4 Temporary Taking: If any portion of the Premises is temporarily taken for one (1) year or less, this Lease shall remain in effect. If any portion of the Premises is temporarily taken by condemnation for a period which exceeds one year or which extends beyond the natural expiration of the Lease Term, and such taking materially and adversely affects Tenant’s ability to use the Premises for the Permitted Use, then Tenant shall have the right to terminate this Lease, effective on the date possession is taken by the condemnor.

12.5 Division of Condemnation Award: Any award made as a result of any condemnation of the Premises or the Common Area shall belong to and be paid to Landlord, and Tenant hereby assigns to Landlord all of its right, title and interest in any such award; provided, however, that Tenant shall be entitled to receive any condemnation award that is made directly to Tenant for the following: (i) for the taking of personal property or Trade Fixtures belonging to Tenant, (ii) for the interruption of Tenant’s business and its moving/relocation costs, (iii) for loss of Tenant’s goodwill; or (iv) for any temporary taking where this Lease is not terminated as a result of such taking. The rights of Landlord and Tenant regarding any condemnation shall be determined as provided in this Article, and each party hereby waives the provisions of California Code of Civil Procedure Section 1265.130 and the provisions of any similar law hereinafter enacted allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises.

ARTICLE 13

DEFAULT AND REMEDIES

13.1 Events of Tenant’s Default: Tenant shall be in default of its obligations under this Lease if any of the following events occurs (an “Event of Tenant’s Default”):

A. Payment. Tenant shall have failed to pay Base Monthly Rent or Additional Rent when due, and such failure is not cured within five (5) days after delivery of written notice from Landlord specifying such failure to pay; or

B. General Covenant. Tenant shall have failed to perform any term, covenant, or condition of this Lease other than those referred to in any other subsection of this Section 13.1, and Tenant shall have failed to cure such breach within thirty (30) days after written notice from Landlord specifying the nature of such breach where such breach could reasonably be cured within said 30-day period, or if such breach could not be reasonably cured within said 30- day period, Tenant shall have failed to commence such cure within said 30-day period and thereafter continue with due diligence to prosecute such cure to completion within such time period as is reasonably needed; or

C. Transfer. Tenant shall have sublet the Premises or assigned its interest in the Lease in violation of the provisions contained in Article 14; or

D. Abandonment. Tenant shall have abandoned the Premises pursuant to applicable California law (provided, however, that Tenant shall not be in default under this Lease if it leaves all or any part of the Premises vacant so long as (i) Tenant is performing all of its other obligations under this Lease, including the obligation to pay Rent, (ii) Tenant provides on-site security during normal business hours for those parts of the Premises left vacant, (iii) such vacancy does not materially or adversely affect the validity of or coverage under any policy of insurance carried by Landlord with respect to the Premises, and (iv) all utility facilities and systems, including all HVAC systems, required to be maintained by Tenant pursuant to Section 6.1, above, are maintained pursuant to the terms of such Section); or

E. Insolvency. The occurrence of the following: (i) the making by Tenant of any general arrangements or assignments for the benefit of creditors; (ii) Tenant becomes a “debtor” as defined in 11 USC §101 or any successor statute thereto (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this Section 13.1E is contrary to any applicable Law, such provision shall be of no force or effect; or

F. Required Documents. Tenant shall have failed to deliver documents required of it pursuant to Section 15.4 or Section 15.6 within the time periods specified therein, and Tenant thereafter fails to deliver such documents within five (5) days following written notice from Landlord specifying such failure; or

G. Default Under Companion Lease. Tenant shall be in default under the Companion Lease beyond any applicable notice and cure periods expressly set forth in the Companion Lease; or

H. Multiple Defaults. Any two (2) failures by Tenant to observe and perform any monetary or material non-monetary provision of this Lease during any twelve (12) month period of the term, as such may be extended, shall constitute, at the option of Landlord, a separate and noncurable default.

Any written notice of default sent by Landlord to Tenant shall be in lieu of, and not in addition to, any termination notice required under applicable statutory or regulatory provisions (and no further notice shall be required should Landlord elect to terminate this Lease as set forth below), provided that such notice shall only be “in lieu of” to the extent the same is otherwise prepared and served upon Tenant in accordance with all applicable statutory or regulatory provisions.

13.2 Landlord’s Remedies: If an Event of Tenant’s Default occurs, Landlord shall have the following remedies, in addition to all other rights and remedies provided by any Law or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

A. Continue. Landlord may keep this Lease in effect and enforce by an action at law or in equity all of its rights and remedies under this Lease, including (i) the right to recover the rent and other sums as they become due by appropriate legal action, (ii) the right to make payments required of Tenant or perform Tenant’s obligations and be reimbursed by Tenant for the cost thereof with interest at the Agreed Interest Rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant, and (iii) the remedies of injunctive relief and specific performance to compel Tenant to perform its obligations under this Lease. Notwithstanding anything contained in this Lease, in the event of a breach of an obligation by Tenant which results in a condition which poses an imminent danger to safety of persons or damage to property, an unsightly condition visible from the exterior of the Building, or a threat to insurance coverage, then if Tenant does not cure such breach within three (3) days after delivery to it of written notice from Landlord identifying the breach, Landlord may cure the breach of Tenant and be reimbursed by Tenant for the cost thereof with interest at the Agreed Interest Rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. Should Landlord not terminate this Lease by giving Tenant written notice, Landlord may enforce all its rights and remedies under this Lease, including the right to recover the rent as it becomes due under the Lease as provided in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee’s breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations).

B. Enter and Relet. To the extent permitted by applicable Laws, Landlord may enter the Premises and release them to third parties for Tenant’s account for any period, whether shorter or longer than the remaining Lease Term. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in releasing the Premises, including brokers’ commissions, expenses of altering and preparing the Premises required by the releasing. Tenant shall pay to Landlord the rent and other sums due under this Lease on the date the rent is due, less the rent and other sums Landlord received from any releasing. No act by Landlord allowed by this subparagraph shall terminate this Lease unless Landlord notifies Tenant in writing that Landlord elects to terminate this Lease. Notwithstanding any releasing without termination, Landlord may later elect to terminate this Lease because of the default by Tenant.

C. Terminate. Landlord may terminate this Lease by giving Tenant written notice of termination, in which event this Lease shall terminate on the date set forth for termination in such notice. Any termination under this Section 13.2C shall not relieve Tenant from its obligation to pay sums then due Landlord or from any claim against Tenant for damages or rent previously accrued or then accruing. In no event shall any one or more of the following actions by Landlord, in the absence of a written election by Landlord to terminate this Lease, constitute a termination of this Lease: (i) appointment of a receiver or keeper in order to protect Landlord’s interest hereunder; (ii) consent to any subletting of the Premises or assignment of this Lease by Tenant, whether pursuant to the provisions hereof or otherwise; or (iii) any other action by Landlord or Landlord’s Agents intended to mitigate the adverse effects of any breach of this Lease by Tenant, including without limitation any action taken to maintain and preserve the Premises or any action taken to relet the Premises or any portions thereof to the extent such actions do not affect a termination of Tenant’s right to possession of the Premises.

D. No Deemed Termination. In the event Tenant breaches this Lease and abandons the Premises, this Lease shall not terminate unless Landlord gives Tenant written notice of its election to so terminate this Lease. No act by or on behalf of Landlord intended to mitigate the adverse effect of such breach, including those described by Section 13.C, shall constitute a termination of Tenant’s right to possession unless Landlord gives Tenant written notice of termination.

E. Damages. In the event Landlord terminates this Lease, Landlord shall be entitled, at Landlord’s election, to damages in an amount as set forth in California Civil Code Section 1951.2 as in effect on the Effective Date. For purposes of computing damages pursuant to California Civil Code Section 1951.2, (i) an interest rate equal to the Agreed Interest Rate shall be used where permitted, and (ii) the term “rent” includes Base Monthly Rent and Additional Rent. Such damages shall include:

(1) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided, computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%); and

(2) Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant’s failure to perform Tenant’s obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom, including the following: (i) expenses for cleaning, repairing or restoring the Premises; (ii) expenses for altering, remodeling or otherwise improving the Premises for the purpose of reletting, including installation of leasehold improvements (whether such installation be funded by a reduction of rent, direct payment or allowance to a new tenant, or otherwise); (iii) broker’s fees, advertising costs and other expenses of reletting the Premises; (iv) costs of carrying the Premises, such as taxes, insurance premiums, utilities and security precautions; (v) expenses in retaking possession of the Premises; and (vi) attorneys’ fees and court costs incurred by Landlord in retaking possession of the Premises and in releasing the Premises or otherwise incurred as a result of Tenant’s default.

F. Non Exclusive Remedies. Nothing in this Section 13.2 shall limit Landlord’s right to indemnification from Tenant as provided in Section 7.2 and Section 10.3.

13.3 Waiver: One party’s consent to or approval of any act by the other party requiring the first party’s consent or approval shall not be deemed to waive or render unnecessary the first party’s consent to or approval of any subsequent similar act by the other party. The receipt by Landlord of any rent or payment with or without knowledge of the breach of any other provision hereof shall not be deemed a waiver of any such breach unless such waiver is in writing and signed by Landlord. No delay or omission in the exercise of any right or remedy accruing to either party upon any breach by the other party under this Lease shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by either party of any breach of any provision of this Lease shall not be deemed to be a waiver of any subsequent breach of the same or of any other provisions herein contained.

13.4 Limitation On Exercise of Rights: At any time that an Event of Tenant’s Default has occurred and remains uncured, (i) it shall not be unreasonable for Landlord to deny or withhold any consent or approval requested of it by Tenant which Landlord would otherwise be obligated to give, and (ii) Tenant may not exercise any option to extend, right to terminate this Lease, or other right granted to it by this Lease which would otherwise be available to it.

13.5 Waiver by Tenant of Certain Remedies: Tenant waives the provisions of Sections 1932(1), 1941 and 1942 of the California Civil Code and any similar or successor law regarding Tenant’s right to terminate this Lease or to make repairs and deduct the expenses of such repairs from the rent due under this Lease. Tenant hereby waives any right of redemption or relief from forfeiture under the laws of the State of California, or under any other present or future law, including the provisions of Sections 1174 and 1179 of the California Code of Civil Procedure.

ARTICLE 14

ASSIGNMENT AND SUBLETTING

14.1 Transfer by Tenant: The following provisions shall apply to any assignment, subletting or other transfer by Tenant or any subtenant or assignee or other successor in interest of the original Tenant (collectively referred to in this Section 14.1 as “Tenant”):

A. Transfer. Tenant shall not do any of the following (collectively referred to herein as a “Transfer”), whether voluntarily, involuntarily, by operation of law or otherwise without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed: (i) sublet all or any part of the Premises or allow it to be sublet, occupied or used by any other person (the contractors, directors, officers, agents and servants of Tenant excepted) whether by sublease, license, concession, franchise, agency, or management agreement; (ii) assign its interest in this Lease; (iii) mortgage or encumber the Lease (or otherwise use the Lease as a security device) in any manner; or (iv) materially amend or modify an assignment, sublease or other transfer that has been previously approved by Landlord. Tenant shall reimburse Landlord, in an amount not to exceed Five Thousand and No/100 Dollars ($5,000.00), for all reasonable, out-of-pocket attorneys’ fees and other costs incurred by Landlord in connection with the evaluation, processing, and/or documentation of any requested Transfer, whether or not Landlord’s consent is granted. Landlord’s reasonable costs shall include the cost of any review or investigation performed by Landlord or consultant acting on Landlord’s behalf of (i) Hazardous Materials used, stored, released, or disposed of by the potential Subtenant or Assignee, and/or (ii) violations of Hazardous Materials Laws by the Tenant or the proposed Subtenant or Assignee. Any Transfer so approved by Landlord shall not be effective until Tenant has delivered to Landlord an executed counterpart of the document evidencing the Transfer which (i) is in a form reasonably approved by Landlord, (ii) contains the same terms and conditions as stated in Tenant’s notice given to Landlord pursuant to Section 14.1B, and (iii) in the case of an assignment of the Lease, contains the agreement of the proposed transferee to assume all obligations of Tenant under this Lease first accruing after the effective date of such Transfer and to remain jointly and severally liable therefor with Tenant. Any attempted Transfer without Landlord’s required consent shall constitute an Event of Tenant’s Default and shall be voidable at Landlord’s option. Landlord’s consent to any one Transfer shall not constitute a waiver of the provisions of this Section 14.1 as to any subsequent Transfer or a consent to any subsequent Transfer. No Transfer, even with the consent of Landlord, shall relieve Tenant of its personal and primary obligation to pay the rent and to perform all of the other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any Transfer.

B. Procedure. At least thirty (30) days before a proposed Transfer is to become effective, Tenant shall give Landlord written notice of the proposed terms of such Transfer and request Landlord’s approval, which notice shall include the following: (i) the name and legal composition of the proposed transferee; (ii) a current financial statement of the transferee, financial statements of the transferee covering the preceding three years if the same exist, and (if available) an audited financial statement of the transferee for a period ending not more than one year prior to the proposed effective date of the Transfer, all of which statements are prepared in accordance with generally accepted accounting principles; (iii) the nature of the proposed transferee’s business to be carried on in the Premises; (iv) all consideration to be given on account of the Transfer; and (v) an accurately filled out response to Landlord’s standard hazardous materials questionnaire. Tenant shall provide to Landlord such other information as may be reasonably requested by Landlord, and which is reasonably available to, or acquirable by, Tenant, within seven (7) days after Landlord’s receipt of such notice from Tenant. Landlord shall respond in writing to Tenant’s request for Landlord’s consent to a Transfer within the later of (i) twenty (20) days of receipt of such request together with the required accompanying documentation, or (ii) ten (10) days after Landlord’s receipt of all information which Landlord reasonably requests, and which is reasonably available to, or acquirable by, Tenant, within seven (7) days after it receives Tenant’s first notice regarding the Transfer in question. If Landlord fails to respond in writing within said period, then Tenant shall provide a second written notice to Landlord requesting such consent and if Landlord fails to respond within seven (7) days after receipt of such second notice, then Landlord will be deemed to have consented to such Transfer. Tenant shall promptly notify Landlord of any modification to the proposed terms of such Transfer, which shall also be subject Landlord’s consent in accordance with the same process for obtaining Landlord’s initial consent to such Transfer.

C. Recapture. In the event that Tenant requests Landlord’s approval to make any Transfer in accordance with this Section 14.1, Landlord shall have the right to terminate this Lease in the case of an assignment of this Lease or a sublease of substantially all of the Premises for substantially the remainder of the Lease Term (for purposes hereof, a sublease shall be deemed to be for the remainder of the Lease Term if such sublease shall expire during the final three (3) months of the Lease Term). In the event Landlord elects to so terminate this Lease, then such termination shall be effective fifteen (15) days after Landlord has notified Tenant in writing of such election. Upon such termination, Tenant shall be released from any further obligation under this Lease, and Landlord and Tenant shall execute a cancellation and release with respect to the Lease to effect such termination. Notwithstanding anything to the contrary set forth herein, in the event that Landlord elects to terminate this Lease pursuant to this Section 14.1.C, Tenant shall have the right to void such election by Landlord by delivering written notice to Landlord of its election to withdraw Tenant’s request to make such Transfer within five (5) business days following Tenant’s receipt of notice from Landlord terminating this Lease.

D. Other Requirements. If Landlord consents to a Transfer proposed by Tenant, Tenant may enter into such Transfer, and if Tenant does so, the following shall apply:

(1) Tenant shall not be released of its liability for the performance of all of its obligations under the Lease.

(2) If Tenant assigns its interest in this Lease, then Tenant shall pay to Landlord fifty percent (50%) of all Subrent (as defined in Section 14.1D(5)) received by Tenant. In the case of assignment, the amount of Subrent owed to Landlord shall be paid to Landlord on the same basis, whether periodic or in lump sum, that such Subrent is paid to Tenant by the assignee.

(3) If Tenant sublets any part of the Premises, then with respect to the space so subleased, Tenant shall pay to Landlord fifty percent (50%) of the positive difference, if any, between (i) all Subrent paid by the subtenant to Tenant, less (ii) the sum of all Base Monthly Rent and Additional Rent allocable to the space sublet. Such amount shall be paid to Landlord on the same basis, whether periodic or in lump sum, that such Subrent is paid to Tenant by its subtenant.

(4) Tenant’s obligations under this Section 14.1D shall survive any Transfer, and Tenant’s failure to perform its obligations hereunder following any applicable notice and cure period set forth in this Lease shall be an Event of Tenant’s Default. At the time Tenant makes any payment to Landlord required by this Section 14.1D, Tenant shall deliver an itemized statement of the method by which the amount to which Landlord is entitled was calculated, certified by Tenant as true and correct to Tenant’s actual knowledge. Landlord shall have the right at reasonable intervals, during normal business hours and upon reasonable prior notice to Tenant, to inspect Tenant’s books and records relating to the payments due hereunder. Promptly upon request therefor, Tenant shall deliver to Landlord copies of all bills, invoices or other documents upon which its calculations are based. Landlord may condition its approval of any Transfer upon obtaining a certification from both Tenant and the proposed transferee of all Subrent and other amounts that are to be paid to Tenant in connection with such Transfer.

(5) As used in this Section 14.1D, the term “Subrent” shall mean any consideration of any kind received, or to be received, by Tenant as a result of the Transfer, if such sums are related to Tenant’s interest in this Lease or in the Premises, including payments from or on behalf of the transferee (in excess of the book value thereof) for Tenant’s assets, fixtures, leasehold improvements, inventory, accounts, equipment and furniture, less the reasonable, out-of-pocket expenses incurred by Tenant for attorneys’ fees, brokerage commissions and/or improvements to the Premises made in connection with the Transfer.

E. Deemed Transfers. Subject to the Permitted Transfer provisions of Section 14.1.F, below, the term “Transfer” shall include any of the following, whether voluntary or involuntary and whether effected by death, operation of law or otherwise:

(1) If Tenant is a partnership or limited liability company:

(a) A change in ownership effected voluntarily, involuntarily, or by operation of law of fifty percent (50%) or more of the partners or members or fifty percent (50%) or more in the aggregate of the partnership or membership interests, whether in a single transaction or a series of related transactions (other than transfers to immediate family members, to a living trust for estate planning purposes or by will or intestacy); or

(b) The sale, mortgage, hypothecation, pledge or other encumbrance at any time of more than an aggregate of fifty percent (50%) of the value of Tenant’s assets; or

(c) The dissolution of the partnership, limited liability company or other entity without its immediate reconstitution.

(2) If Tenant is a closely held corporation (i.e., one whose stock is not publicly held and not traded through an exchange or over the counter):

(a) The sale or other transfer of more than an aggregate of fifty percent (50%) of the voting shares of Tenant or more in the aggregate, whether in a single transaction or a series of related transactions;

(b) The sale, mortgage, hypothecation, pledge or other encumbrance at any time of more than an aggregate of fifty percent (50%) of the value of Tenant’s assets; or

(c) The dissolution, merger, consolidation, or other reorganization of Tenant.

F. Permitted Transfers. Notwithstanding anything contained in Section 14.1, Landlord’s consent is not required for (i) an assignment or subletting of all or a portion of the Premises to an affiliate of Tenant (an entity which is controlled by, controls, or is under common control with, Tenant), or an assignment resulting from a non-bankruptcy reorganization of Tenant, (ii) a sale of corporate shares of capital stock in Tenant in connection with an initial public offering of Tenant’s stock on a nationally-recognized stock exchange or over-the-counter market, (iii) an assignment of the Lease to an entity which acquires all or substantially all of the stock or assets of Tenant, (iv) an assignment of the Lease to an entity which is the resulting entity of a merger or consolidation of Tenant during the Lease Term, (v) an assignment of the Lease to an entity acquiring and continuing that portion of Tenant’s business operations conducted at or from the Premises, or (vi) a sublease to a separate entity resulting from the sale or spin-off of a separate business division of Tenant that conducts its business operations at or from the Premises, as long as the following conditions are met and Tenant otherwise complies with the other provisions of Section 14.1 (each such Transfer shall be referred to as a “Permitted Transfer”):

(a) At least ten (10) business days before the Transfer (or, if a confidentiality provision in the Permitted Transfer agreement or applicable Laws preclude such prior notice, then within ten (10) days following such Permitted Transfer), Landlord receives written notice of the Transfer (as well as any documents or information reasonably requested by Landlord regarding the Transfer or the transferee);

(b) There is no existing Event of Tenant’s Default and the Transfer is not a subterfuge by Tenant to avoid its obligations under this Lease;

(c) If the Transfer is an assignment under clauses (i), (iii), (iv) or (v) of this Section 14.1.F, above, the transferee assumes in writing all of Tenant’s obligations under this Lease relating to the Premises and accruing after the date of such assignment, and the liability of such transferee thereunder shall be joint and several with Tenant;

(d) If the Transfer is an assignment under clauses (iii) or (iv) of this Section 14.1.F, above, the transferee has a tangible net worth (exclusive of goodwill), as evidenced by financial statements delivered to Landlord and certified by an independent certified public accountant in accordance with generally accepted accounting principles that are consistently applied (“Net Worth”), at least equal in all material respects to Tenant’s Net Worth immediately preceding the date of the Transfer; and

(e) If the Transfer is an assignment under clauses (i) or (v) of this Section 14.1.F, above, the transferee has a Net Worth that is sufficient (as determined by Landlord in its reasonable discretion) in light of the obligations under this Lease undertaken by the transferee in connection with such Transfer, and as long as the Transfer is not a subterfuge to avoid the restrictions of this Lease.

For purposes hereof, the term “Control” means the direct or indirect ownership of more than fifty percent (50%) of the voting securities of an entity or possession of the right to vote more than fifty percent (50%) of the voting interest in the ordinary direction of the entity’s affairs. Landlord shall not be entitled to terminate the Lease pursuant to Section 14.1C due to a Permitted Transfer or to receive any part of any Subrent resulting from a Permitted Transfer that would otherwise be due it pursuant to Section 14.1D.

G. Reasonable Standards. The consent of Landlord to a Transfer may not be unreasonably withheld, provided that it is agreed to be reasonable for Landlord to consider any of the following reasons, which list is not exclusive, in electing to deny consent:

(1) In Landlord’s reasonable judgment, the financial strength or credit, of the proposed transferee at the time of the proposed Transfer is not sufficient to perform the Transferee’s monetary and non-monetary obligations under the terms of the proposed Transfer; provided it shall only be reasonable to consider the financial strength and/or credit of the proposed transferee if Tenant’s tangible net worth (as determined in accordance with GAAP) is not reasonably sufficient in light of Tenant’s obligations under this Lease, taking into account all other financial obligations of Tenant;

(2) A proposed transferee whose occupation of the Premises would cause a material diminution in the value of the Building or Project;

(3) A proposed transferee whose use would require improvements to or changes in any utility or telecommunication capacity currently serving the Building or the Project, unless the Tenant or the proposed transferee pays for the costs of such improvements or changes;

(4) A proposed transferee whose use of the Premises would not be permitted under Section N of the Summary;

(5) The existence of any Event of Tenant’s Default;

(6) Either the proposed transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed transferee or an affiliate of the proposed transferee, is negotiating with Landlord to lease space in the Project at such time (to the extent comparable space is available for lease in the Project);

(7) The proposed transferee is a governmental agency or unit, a non-profit or charitable entity or organization or an existing tenant in the Project;

(8) The proposed transferee will use, store or handle Hazardous Materials in or about the Premises of a type, nature or quantity not then acceptable to Landlord (provided that the Hazardous Materials, and their respective quantities, which are specifically listed on the Approved Hazardous Materials Exhibit shall in no event be unacceptable to Landlord for purposes of this Section 14.1.G(10)); or

(9) The location or configuration of the portion of the Premises to be sublet or assigned violates applicable Laws (including, without limitation, building codes).

H. Reasonable Restriction. The restrictions on Transfer described in this Lease are acknowledged by Tenant to be reasonable for all purposes, including, without limitation, the provisions of California Civil Code (the “Code”) Section 1951.4(b)(2). Tenant expressly waives any rights which it might otherwise be deemed to possess pursuant to applicable law, including, without limitation, Section 1997.040 of the Code, to limit any remedy of Landlord pursuant to Section 1951.2 or 1951.4 of the Code by means of proof that enforcement of a restriction on use of the Premises would be unreasonable.

I. Restrictions on Marketing the Space. Tenant may not promote or advertise the availability of the Leased Premises or any part thereof unless Landlord has approved Tenant’s advertising or promotional materials in writing, which approval shall not be unreasonably withheld, conditioned or delayed.

J. Occupancy by Others. Notwithstanding any contrary provision of this Article 14, Tenant shall have the right (without the payment of any Subrent, without being subject to Section 14.1.C, and without the receipt of Landlord’s consent, but only following prior written notice to Landlord), to permit the occupancy of up to a total of fifteen thousand (15,000) rentable square feet of the Premises to Tenant’s related (but not affiliated) parties and vendors (“Tenant’s Occupants”), on and subject to the following conditions: (i) such individuals or entities shall not be permitted to occupy a separately demised portion of the Premises which contains an entrance to such portion of the Premises other than the primary entrance to the Premises; (ii) all such individuals or entities shall be of a character and reputation consistent with the quality of the Project; and (iii) such occupancy shall not be a subterfuge by Tenant to avoid its obligations under this Lease or the restrictions on Transfers pursuant to this Article 14. Tenant shall promptly supply Landlord with any documents or information reasonably requested by Landlord regarding any such individuals or entities. Any occupancy permitted under this Section 14.1.J shall not be deemed a Transfer under this Article 14. Notwithstanding the foregoing, no such occupancy shall relieve Tenant from any liability under this Lease.

14.2 Transfer By Landlord: Landlord and its successors in interest shall have the right to transfer their interest in this Lease and the Project at any time and to any person or entity. In the event of any such transfer, the Landlord originally named herein (and, in the case of any subsequent transfer, the transferor) from the date of such transfer, shall be automatically relieved, without any further act by any person or entity, of all liability for the performance of the obligations of the Landlord hereunder which may first accrue after the date of such transfer. After the date of any such transfer, the term “Landlord” as used herein shall mean the transferee of such interest in the Premises.

ARTICLE 15

GENERAL PROVISIONS

15.1 Landlord’s Right to Enter: Landlord and its agents may enter the Premises at any reasonable time after giving at least one (1) business days’ prior notice to Tenant (and immediately in the case of emergency) for the purpose of: (i) inspecting the same; (ii) posting notices of non-responsibility; (iii) supplying any service to be provided by Landlord to Tenant; (iv) showing the Premises to prospective purchasers or mortgagees; (v) showing the Premises to prospective tenants during the last twelve (12) months of the Lease Term; (vi) making necessary alterations, additions or repairs; and (vii) performing Tenant’s obligations when an Event of Tenant’s Default has occurred; (viii) responding to an emergency. Landlord shall have the right to use any and all means Landlord may deem necessary and proper to enter the Premises in an emergency. Notwithstanding anything set forth in this Article 15 to the contrary, Tenant may designate certain areas of the Premises as “Secured Areas” should Tenant require such areas for the purpose of securing certain valuable property or confidential information. In connection with the foregoing and except in the event of an emergency, Landlord shall comply with any commercially reasonable security requirements of Tenant during any entry by Landlord into such Secured Areas. Any entry into the Premises obtained by Landlord in accordance with this Section 15.1 shall not be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises. In addition, Landlord shall use commercially reasonable efforts to ensure that any entry by Landlord into the Premises in accordance with this Section 15.1 will not unreasonably interfere with Tenant’s operations from the Premises for the Permitted Use.

15.2 Surrender of the Premises: Upon the expiration or sooner termination of this Lease, Tenant shall vacate and surrender the Premises to Landlord in the same condition as existed at the Commencement Date, except for (i) reasonable wear and tear, (ii) damage caused by any peril or condemnation, (iii) contamination by Hazardous Materials for which Tenant is not responsible pursuant to Section 7.2, (iv) alterations or other improvements in the Premises which Tenant is permitted to surrender at the expiration or earlier termination of this Lease, and (v) repairs which are the responsibility of Landlord under this Lease. In this regard, normal wear and tear shall be construed to mean wear and tear caused to the Premises by the natural aging process which occurs in spite of prudent application of commercially reasonable standards for maintenance, repair and janitorial practices, and does not include items of neglected or deferred maintenance. In any event, Tenant shall cause the following to be done prior to the expiration or the sooner termination of this Lease: (i) the HVAC system shall be serviced by a reputable and licensed service firm and left in good operating condition and repair, reasonable wear and tear, damage caused by any peril or condemnation, and repairs which are the responsibility of Landlord under this Lease excepted; and (iii) the plumbing and electrical systems and lighting shall be placed in good order and repair (including replacement of any burned out, discolored or broken light bulbs, ballasts, or lenses), reasonable wear and tear, damage caused by any peril or condemnation, and repairs which are the responsibility of Landlord under this Lease. Tenant shall, prior to the expiration or sooner termination of this Lease, remove any Tenant’s Alterations which Tenant is required to remove pursuant to Section 5.2 and repair all damage caused by such removal, reasonable wear and tear, damage caused by any peril or condemnation, and repairs which are the responsibility of Landlord under this Lease excepted. If the Premises are not so surrendered at the termination of this Lease, Tenant shall be liable to Landlord for all costs incurred by Landlord in returning the Premises to the required condition, plus interest on all costs incurred at the Agreed Interest Rate. Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant or losses to Landlord due to lost opportunities to lease to succeeding tenants and losses and damages suffered by Landlord due to lost opportunities to lease any portion of the Premises to any such succeeding tenant or prospective tenant, together with, in each case, actual attorneys’ fees and costs.

15.3 Holding Over: This Lease shall terminate without further notice at the expiration of the Lease Term. Any holding over by Tenant after expiration of the Lease Term shall not constitute a renewal or extension of the Lease or give Tenant any rights in or to the Premises except as expressly provided in this Lease. Any holding over after such expiration with the written consent of Landlord shall be construed to be a tenancy from month to month on the same terms and conditions herein specified insofar as applicable except that Base Monthly Rent shall be increased to an amount equal to one hundred fifty percent (150%) of the Base Monthly Rent payable during the last full calendar month of the Lease Term. In any event, no provision of this Section 15.3 shall be deemed to waive Landlord’s right of reentry or any other right under this Lease or at law. Additionally, in the event that upon termination of the Lease, Tenant has not fulfilled its obligation with respect to repairs and cleanup of the Premises or any other Tenant obligations as set forth in this Lease, then Landlord shall have the right to perform any such obligations as it deems necessary at Tenant’s sole cost and expense.

15.4 Subordination: Concurrently with its execution and delivery of this Lease, Landlord shall provide Tenant a subordination, non-disturbance and attornment agreement (the “Concurrent SNDAA”) from Landlord’s existing “Lienholder”, as that term is defined in Section 15.5, below. Tenant covenants and agrees that this Lease is subject and subordinate to any Security Instrument and to any advances made on the security thereof and to any and all increases, renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self operative and no further instrument of subordination need be required by any owner or holder of any such ground lease, mortgage, deed of trust or security agreement; provided, however, that in consideration of and a condition precedent to Tenant’s agreement to subordinate this Lease to any future Security Instrument, shall be the receipt by Tenant of a subordination non-disturbance and attornment agreement in a commercially reasonable form provided by the “Lienholder” (as defined in Section 15.5, below), which requires such Lienholder to accept this lease, and not to disturb Tenant’s possession, so long as an Event of Tenant’s Default has not occurred and be continuing (a “SNDAA”), executed by Landlord and such Lienholder. Further, in confirmation of such subordination, at Landlord’s request, Tenant shall execute promptly any appropriate and commercially reasonable certificate or instrument that Landlord may request. Landlord hereby represents and warrants that as of the Effective Date, Prudential Mortgage Capital Company is the only existing Lienholder with respect to the Building and the Premises. Notwithstanding the foregoing, any Lienholder shall have the right to elect, by written notice given to Tenant, to have this Lease be superior to its Security Instrument. In the event of the enforcement by any holder of the Security Instrument (“Successor Landlord”) of the remedies provided for by law or by such Security Instrument, at Successor Landlord’s election, Tenant will attorn to and recognize as its landlord, and become the tenant of, such Successor Landlord, without any change in the terms or other provisions of this Lease or without the execution of any further instrument by Tenant; provided, however, that such Successor Landlord or successor in interest shall not be bound by (a) any payment of Base Monthly Rent or Additional Rent for more than one (1) month in advance that is not actually received by such Successor Landlord (provided that (1) any abatement of Base Monthly Rent or Additional Rent to which Tenant is entitled shall not be considered “prepaid rent” for purposes of this Section 15.4, and (2) any payment by Tenant of Tenant’s Share of Operating Expenses in advance in estimated monthly installments shall not impact any annual reconciliation of Operating Expenses pursuant to Section 8.1), (b) any amendment or modification of this Lease that would reduce or shorten any obligations of Tenant under this Lease, or materially impair Landlord’s rights under this Lease, or any waiver of the terms of this Lease, made without the written consent of the Lienholder, which consent shall not be unreasonably withheld, conditioned or delayed, (c) any offset right that Tenant may have against any former Landlord relating to any event or occurrence before the date of attornment that is not specifically allowed under the terms of this Lease; (d) except as provided in clause (c), above, any obligation to pay Tenant any sum(s) that any former Landlord owed to Tenant except to the extent such sums, if any, shall have actually been delivered to Successor Landlord by way of an assumption of escrow accounts or otherwise, (e) any obligation to pay Tenant any security deposited with a former Landlord, except to the extent such security was actually delivered to such Successor Landlord; or (f) any obligation to commence or complete any initial construction of improvements in the Premises or any expansion or rehabilitation of existing improvements thereon, provided that such Successor Landlord shall satisfy all ongoing maintenance and repair obligations of Landlord under this Lease. Upon request by such Successor Landlord, whether before or after the enforcement of its remedies, Tenant shall execute and deliver an instrument or instruments confirming and evidencing the attornment herein set forth This Lease is further subject to and subordinate to all matters of record.

15.5 Lender Protection: Tenant will give the owners or holders of any Security Instrument (“Lienholder”), by registered mail, a copy of any notice of default Tenant serves on Landlord, provided that Landlord or Lienholder previously notified Tenant in writing the address of Lienholder. Tenant further agrees that if Landlord fails to cure such default within a reasonable period of time after Landlord’s receipt of such notice of default from Tenant, then Tenant will provide written notice of such failure to Lienholder and Lienholder will have an additional thirty (30) days within which to cure the default. Lienholder shall have no obligation to cure (and shall have no liability or obligation for not curing) any breach or default by Landlord, except to the extent that Lienholder agrees or undertakes otherwise in writing. If the default cannot be cured within the additional thirty (30) day period, then Lienholder will have such additional time as may be necessary to effect the cure if, within the thirty (30) day period, Lienholder has commenced and is diligently pursuing the cure (including, without limitation, commencing foreclosure proceedings if necessary to effect the cure), and provided that Tenant’s use of the Premises for the Permitted Use is not materially impaired during such period.

15.6 Estoppel Certificates and Financial Statements: At all times during the Lease Term, Tenant agrees, following any request by Landlord, promptly to execute and deliver to Landlord within fifteen (15) days following delivery of such request an estoppel certificate: (i) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect, (ii) stating the date to which the rent and other charges are paid in advance, if any, (iii) acknowledging that there are not, to Tenant’s knowledge, any uncured defaults on the part of any party hereunder or, if there are uncured defaults, specifying the nature of such defaults, and (iv) certifying such other information about the Lease as may be reasonably required by Landlord. Tenant’s failure to deliver an estoppel certificate within five (5) days after Landlord’s delivery of a second request therefor following Tenant’s failure to deliver the same within fifteen (15) days following Landlord’s initial request pursuant to this Section 15.6 shall be a conclusive admission that, as of the date of the request for such statement: (i) this Lease is unmodified except as may be represented by Landlord in said request and is in full force and effect, (ii) there are no uncured defaults in Landlord’s performance, and (iii) no rent has been paid more than thirty (30) days in advance. At any time during the Lease Term Tenant shall, upon fifteen (15) days’ prior written notice from Landlord, provide Tenant’s most recent financial statement and financial statements covering the twenty-four (24) month period prior to the date of such most recent financial statement to any existing Lender or to any potential Lender or buyer of the Premises, provided that such financial statements are not publicly available. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

Tenant hereby authorizes Landlord to obtain one or more credit reports on Tenant at any time, and shall execute such further authorizations as Landlord may reasonably require in order to obtain a credit report.

15.7 Consent: Whenever Landlord’s approval or consent is required by this Lease, such approval or consent may be exercised in Landlord’s reasonable discretion, unless a different standard has been expressly provided in this Lease for the particular matter requiring Landlord’s consent or approval.

15.8 Notices: Any notice required or desired to be given regarding this Lease shall be in writing and may be given by personal delivery, by facsimile, by courier service, or by mail. A notice shall be deemed to have been given (i) on the third business day after mailing if such notice was deposited in the United States mail, certified or registered, postage prepaid, addressed to the party to be served at its Address for Notices specified in Section Q or Section R of the Summary (as applicable), (ii) when delivered if given by personal delivery, and (iii) in all other cases when actually received at the party’s Address for Notices. Any notice received on a Saturday, Sunday or locally or nationally recognized holiday, such notice shall be deemed received on the next business day. Either party may change its address by giving notice of the same in accordance with this Section 15.8, provided, however, that any address to which notices may be sent must be a California address.

15.9 Attorneys’ Fees: In the event either Landlord or Tenant shall bring any action or legal proceeding for an alleged breach of any provision of this Lease, to recover rent, to terminate this Lease or otherwise to enforce, protect or establish any term or covenant of this Lease, the prevailing party shall be entitled to recover as a part of such action or proceeding, or in a separate action brought for that purpose, reasonable attorneys’ fees, court costs, and experts’ fees as may be fixed by the court.

15.10 Authority: If Landlord or Tenant is a corporation, limited liability company, partnership or other entity, each individual executing this Lease on behalf of said organization represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said organization in accordance with a duly adopted resolution or other applicable authorization of said organization, and that this Lease is binding upon said organization in accordance with its terms. Further, Tenant shall, within thirty (30) days following a written request by Landlord, deliver to Landlord a certified copy of a resolution or other applicable authorization of said organization authorizing or ratifying the execution of this Lease.

15.11 Miscellaneous: Should any provision of this Lease prove to be invalid or illegal, such invalidity or illegality shall in no way affect, impair or invalidate any other provision hereof, and such remaining provisions shall remain in full force and effect. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor. The captions used in this Lease are for convenience only and shall not be considered in the construction or interpretation of any provision hereof. Any executed copy of this Lease shall be deemed an original for all purposes. This Lease shall, subject to the provisions regarding assignment, apply to and bind the respective heirs, successors, executors, administrators and assigns of Landlord and Tenant. “Party” shall mean Landlord or Tenant, as the context implies. If Tenant consists of more than one person or entity, then all members of Tenant shall be jointly and severally liable hereunder. This Lease shall be construed and enforced in accordance with the laws of the State of California, without giving effect to any choice of law principles thereunder. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning, and not strictly for or against either Landlord or Tenant. When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture, and the singular includes the plural. The terms “shall”, “will” and “agree” are mandatory. The term “may” is permissive. When a party is required to do something by this Lease, it shall do so at its sole cost and expense without right of reimbursement from the other party unless a provision of this Lease expressly requires reimbursement. Landlord and Tenant agree that (i) the gross leasable area of the Premises includes any atriums, depressed loading docks, covered entrances or egresses, and covered loading areas, (ii) each has had an opportunity to determine to its satisfaction the actual area of the Premises, (iii) all measurements of area contained in this Lease are conclusively agreed to be correct and binding upon the parties, even if a subsequent measurement of any one of these areas determines that it is more or less than the amount of area reflected in this Lease, and (iv) any such subsequent determination that the area is more or less than shown in this Lease shall not result in a change in any of the computations of rent, improvement allowances, or other matters described in this Lease where area is a factor. Where a party hereto is obligated not to perform any act, such party is also obligated to restrain any others within its control from performing said act, including the Agents of such party. Landlord shall not become or be deemed a partner or a joint venturer with Tenant by reason of the provisions of this Lease.

15.12 Termination by Exercise of Right: If this Lease is terminated pursuant to its terms by the proper exercise of a right to terminate specifically granted to Landlord or Tenant by this Lease, then this Lease shall terminate thirty (30) days after the date the right to terminate is properly exercised (unless another date is specified in that part of the Lease creating the right, in which event the date so specified for termination shall prevail), the rent and all other charges due hereunder shall be prorated as of the date of termination, and neither Landlord nor Tenant shall have any further rights or obligations under this Lease except for those that have accrued prior to the date of termination or those obligations which this Lease specifically provides are to survive termination. This Section 15.12 does not apply to a termination of this Lease by Landlord as a result of an Event of Tenant’s Default.

15.13 Brokerage Commissions: Landlord and Tenant each represents and warrants to the other party that it has not authorized, retained or employed, or acted by implication to authorize, retain or employ, any real estate broker or salesman to act for it or on its behalf in connection with this Lease so as to cause the other party to be responsible for the payment of a brokerage commission, except for the Retained Real Estate Broker(s) identified in the Summary to this Lease. Landlord and Tenant shall each indemnify, defend and hold the other party harmless from and against any and all claims by any real estate broker or salesman (other than the Retained Real Estate Brokers) whom the indemnifying party authorized, retained or employed, or acted by implication to authorize, retain or employ, to act for the indemnifying party in connection with this Lease. Landlord shall pay a commission to the Retained Real Estate Broker(s) pursuant to a separate agreement.

15.14 Force Majeure: Any prevention, delay or stoppage due to strikes, lock-outs, inclement weather, labor disputes, inability to obtain labor, materials, fuels or reasonable substitutes therefor, governmental restrictions, regulations, controls, action or inaction, civil commotion, fire or other acts of God, and other causes beyond the reasonable control of Landlord or Tenant (except financial inability) shall excuse the performance by Landlord or Tenant, as the case may be, for a period equal to the period of any said prevention, delay or stoppage, of any obligation hereunder; provided, however, that nothing set forth in this Section 15.4 shall (i) shorten any period during which Tenant is otherwise entitled to an abatement of Rent, or (ii) extend any time periods for commencing or completing repairs following casualty or condemnation set forth in this Lease.

15.15 Entire Agreement: This Lease constitutes the entire agreement between the parties, and there are no binding agreements or representations between the parties except as expressed herein. Tenant acknowledges that neither Landlord nor Landlord’s Agents has made any legally binding representation or warranty as to any matter except those expressly set forth herein, including any warranty as to (i) whether the Premises may be used for Tenant’s intended use under existing Law, (ii) the suitability of the Premises or the Project for the conduct of Tenant’s business, or (iii) the condition of any improvements. There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease. This instrument shall not be legally binding until it is executed by both Landlord and Tenant. No subsequent change or addition to this Lease shall be binding unless in writing and signed by Landlord and Tenant.

15.16 OFAC Compliance. Each party shall take any actions that may be required to comply with the terms of the USA Patriot Act of 2001, as amended, any regulations promulgated under the foregoing law, Executive Order No. 13224 on Terrorist Financing, any sanctions program administrated by the U.S. Department of Treasury’s Office of Foreign Asset Control or Financial Crimes Enforcement Network, or any other laws, regulations or executive orders designed to combat terrorism or money laundering, if applicable, to this Lease. Each party represents and warrants to the other party that it is not an entity named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Department of Treasury, as last updated prior to the date of this Lease.

15.17 Outside Area. Subject to the terms and conditions contained in this Section 15.17 and elsewhere in this Lease, and subject to Tenant obtaining and maintaining all necessary and applicable governmental approvals, commencing as of the Commencement Date, Tenant shall have an exclusive license during the Lease Term for the exclusive use of certain space in the Common Area (the “Outside Area”), as generally set forth on Exhibit A attached hereto, for the storage of tanks and other equipment used in Tenant’s operations from the Premises for the Permitted Use. The Outside Area shall not be included in the floor area of the Premises for purposes of this Lease. The exclusive license to use the Outside Area granted to Tenant hereby is personal to the Tenant originally named in this Lease, any transferee pursuant to a Permitted Transfer and any transferee pursuant to a Transfer approved by Landlord, and shall not be otherwise assigned, sublet or otherwise transferred in any way or manner.

Tenant acknowledges that it has been and is currently in possession of the Outside Area pursuant to the Existing Lease and is fully aware of the condition of the Outside Area and, therefore, Tenant shall continue to accept the Outside Area in its “as-is” condition as of the Commencement Date, and Landlord shall not be obligated to provide or pay for any work or services related to the improvement of the Outside Area. Tenant also acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Outside Area or the compliance of the Outside Area with any applicable Laws. Tenant shall have the right, at Tenant’s sole cost and expense, to alter, change or make improvements to the Outside Area, subject to Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed; provided, however, that Tenant shall be responsible, at its sole cost and expense, for the maintenance and repair of the Outside Area (except to the extent the same are necessitated by the active or gross negligence or willful misconduct of Landlord or a Landlord Party). Tenant acknowledges and agrees that although Tenant shall have the exclusive license to use the Outside Area during the Lease Term, Landlord shall have no obligation to enforce Tenant’s exclusive use of the Outside Area, and neither Landlord nor the Landlord Parties shall in no event be liable for, and Landlord and the Landlord Parties are hereby released from any responsibility for, any personal injury or property damage sustained by Tenant in connection with or arising from any acts or omissions with regard to the admission or exclusion from the Outside Area of any person; provided, however, that Landlord hereby covenants and agrees that it shall not grant any third party the right to use the Outside Area or to install any equipment or structure on the Outside Area during the Lease Term, as the same may be extended, and shall reasonably cooperate with Tenant at no cost to Landlord to enforce Tenant’s exclusive license to use the Outside Area. Tenant shall keep the Outside Area clean of all trash and debris and shall also keep the surrounding areas clean of debris and trash arising from the use of the Outside Area. Tenant agrees, at its own expense, to pay for all utilities used by Tenant in the Outside Area (including, without limitation, all sales, use and other taxes (but excluding real property taxes) imposed thereon by any governmental authority). Tenant shall remove any personal property from the Outside Area upon the expiration or earlier termination of this Lease, or upon the termination of Tenant’s license under this Section 15.17, and shall repair any damage to the Premises and Building caused by such removal, reasonable wear and tear and damage caused by any peril or condemnation excepted. Except as set forth in Section 4.4, above, Tenant shall not be permitted to display any graphics, signs or insignias or the like in the Outside Area. Tenant’s use of the Outside Area shall be subject to such reasonable additional rules and regulations as Landlord may make from time to time concerning the Outside Area; provided, however, that to the extent there is a conflict between such rules and regulations and the provisions of this Section 15.17, the provisions of this Section 15.17 shall govern and control. Landlord hereby acknowledges and agrees that Tenant’s use of the Outside Area as of the Effective Date of this Lease is acceptable. Except as expressly set forth in this Section 15.17, all of the terms, conditions, limitations and restrictions contained in this Lease pertaining to the Premises and Tenant’s use thereof (excluding Tenant’s obligation to pay Base Monthly Rent and the determination of Tenant’s Share) shall apply equally to the Outside Area and Tenant’s use thereof, including, without limitation, Tenant’s repair and maintenance obligations set forth in Section 6.1, Tenant’s responsibilities and obligations with respect to Hazardous Materials set forth in Section 7.2, Tenant’s indemnity of Landlord set forth in Sections 7.2E and 10.3, and Tenant’s insurance obligations set forth in Article 9. The license to use the Outside Area granted to Tenant hereby shall be revocable by Landlord for cause upon written notice to Tenant, and Landlord thereafter shall have the right to prevent Tenant’s access thereto. As used in this Section 15.17, “cause” shall include, without limitation, any of the following: (i) the license granted hereby constitutes a violation of or otherwise conflicts with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated (unless Tenant changes its use of the Outside Area in order to comply with such law, statute, ordinance or other governmental rule, regulation or requirement); (ii) this Lease is terminated for any reason; or (iii) Tenant fails, after notice and a reasonable opportunity to cure (but in no event more than forty-five (45) days), to comply with any of the terms, conditions, limitations or restrictions contained in this Section 15.17 or elsewhere in this Lease which apply to the Outside Area or Tenant’s use thereof. In the event that Landlord makes a good faith determination that the license granted hereby and/or the use of the Outside Area by Tenant threatens the safety and/or security of persons or property, or endangers or otherwise interferes with the use and occupancy of the Building or Project by Landlord, its employees, agents or contractors or other tenants or occupants of the Building or Project, then upon receipt of written notice from Landlord identifying with reasonable specificity the grounds therefor, Tenant shall immediately discontinue its use of the Outside Area until such time as Tenant has mitigated such threat, danger or interference to Landlord’s approval, such approval not to be unreasonably withheld, conditioned or delayed.

15.18 Rooftop Rights. In accordance with, and subject to, the terms and conditions set forth in Article 5, above, and this Section 15.17, Tenant may install and maintain, at Tenant’s sole cost and expense, the following equipment: (i) one (1) satellite dish/antennae on the roof of the Building for receiving of signals or broadcasts (as opposed to the generation or transmission of any such signals or broadcasts) and (ii) process equipment required to service the business conducted by Tenant from within the Premises (all such equipment is defined collectively as the “Operations Equipment”). Notwithstanding anything to the contrary set forth in this Section 15.18, Tenant’s installation, repair and maintenance and removal of such Operations Equipment shall not invalidate any warranty held by Landlord with respect to the roof of the Building.

A. Landlord makes no representations or warranties whatsoever with respect to the condition of the roof of the Building, or the fitness or suitability of the roof of the Building for the installation, maintenance and operation of the Operations Equipment.

B. In the event Tenant elects to exercise its right to install any Operations Equipment, then Tenant shall give Landlord prior notice thereof. Such Operations Equipment shall be installed pursuant to plans and specifications approved by Landlord (specifically including, without limitation, all mounting and waterproofing details), which approval will not be unreasonably withheld, conditioned, or delayed. In addition, the physical appearance, size and weight of the Operations Equipment shall be subject to Landlord’s reasonable approval. The location of any such installation of the Operations Equipment shall be designated by Tenant subject to Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed, and Landlord may require Tenant to install screening around such Operations Equipment, at Tenant’s sole cost and expense, as reasonably designated by Landlord. Tenant shall reimburse to Landlord the actual, out-of-pocket costs reasonably incurred by Landlord in approving such Operations Equipment. Notwithstanding any such review or approval by Landlord, Tenant shall remain solely liable for any damage to any portion of the roof or roof membrane, specifically including any penetrations, in connection with Tenant’s installation, use, maintenance and/or repair of such Operations Equipment, and Landlord shall have no liability therewith (except to the extent caused by Landlord’s or Landlord’s Agents’ active gross negligence or willful misconduct). Such Operations Equipment shall, in all instances, comply with applicable governmental laws, codes, rules and regulations. In no event shall any such Operations Equipment interfere with any existing rooftop communication equipment or other existing equipment of any other tenant or occupant of the Building or Project, or interfere with any existing rooftop communication equipment or other existing equipment of any other third-party with whom Landlord has any third-party agreement.

C. Tenant shall maintain such Operations Equipment, at Tenant’s sole cost and expense. Tenant shall remove such Operations Equipment upon the expiration or earlier termination of the Lease. In connection with any such removal, Tenant and shall return the affected portion of the rooftop and the Premises to the condition the rooftop and the Premises would have been in had no such Operations Equipment been installed (reasonable wear and tear, damage caused by any peril or condemnation, and repairs which are the responsibility of Landlord under this Lease excepted).

D. For the purposes of determining Tenant’s obligations under this Lease with respect to its use of the Operations Equipment and areas of the Building in which the Operations Equipment is located, the areas in which the Operations Equipment is located (to the extent outside the Premises) shall be deemed to be a portion of the Premises (but Tenant shall have no obligation to pay Rent on such portion); consequently, all of the provisions of this Lease with respect to Tenant’s obligations as to the Premises shall apply to the installation, use and maintenance of the Operations Equipment, including, without limitation, the provisions relating to insurance, indemnity, repairs and maintenance, and compliance with Laws.

[the balance of this page has been intentionally left blank; signature page follows]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease with the intent to be legally bound thereby, to be effective as of the Effective Date.

LANDLORD:			TENANT:

M WEST PROPCO X, LLC, a Delaware limited liability company			INTEVAC, INC., a Delaware corporation

By:	Divco West Real Estate Services, Inc.,		By:	/s/ Jeffrey Andreson
	a Delaware corporation		Name:	Jeffrey Andreson
	Its Agent		Its:	EVP, CFO, Secretary

	By:	/s/ Steve Novick	Dated: 03/18/2014
	Name:	Steve Novick
	Its:	Authorized Signatory	By:
Name:
	Dated: 03/21/2014		Its:

Dated:

EXHIBIT A

PROJECT SITE PLAN AND OUTLINE OF THE PREMISES

This Exhibit is intended only to show the general outline of the Project and Premises. The depiction of interior windows, cubicles, modules, furniture and equipment in this Exhibit, if shown, is for illustrative purposes only, but does not mean that such items exist. Landlord is not required to provide, install or construct any such items. It is not to be scaled; any measurements or distances shown should be taken as approximate. The inclusion of elevators, stairways, electrical and mechanical closets, and other similar facilities for the benefit of occupants of the Building does not mean such items are part of the Premises.

EXHIBIT A

EXHIBIT A

EXHIBIT B

TENANT WORK LETTER

This Tenant Work Letter shall set forth the terms and conditions relating to the construction of the Tenant Improvements in the Premises. This Tenant Work Letter is essentially organized chronologically and addresses the issues of the construction of the Premises, in sequence, as such issues will arise during the actual construction of the Premises. All references in this Tenant Work Letter to Articles or Sections of “this Lease” shall mean the relevant portions of Articles 1 through 15 of the Lease to which this Tenant Work Letter is attached as Exhibit B, and all references in this Tenant Work Letter to Sections of “this Tenant Work Letter” shall mean the relevant portions of Sections 1 through 5 of this Tenant Work Letter.

SECTION 1

DELIVERY OF THE PREMISES AND BASE BUILDING

Tenant acknowledges that it is currently in possession and occupancy of the Premises pursuant to the Existing Lease and is fully aware of the condition of the Premises and, therefore, Tenant shall continue to accept the Premises in its presently existing, “AS-IS” condition as of the date of this Lease. but subject to Landlord’s ongoing repair, restoration and maintenance obligations under this Lease.

SECTION 2

TENANT IMPROVEMENTS

2.1 Tenant Improvement Allowance. Tenant shall be entitled to a one-time tenant improvement allowance (the “Tenant Improvement Allowance”), in the amount set forth in Section T of the Summary to the Lease for the costs relating to the initial design and construction of Tenant’s improvements to be installed in the Premises (the “Tenant Improvements”). In no event shall Landlord be obligated to make disbursements pursuant to this Tenant Work Letter in a total amount which exceeds the Tenant Improvement Allowance. Tenant shall have until December 31, 2014 (which date shall be extended on a day-for-day basis for any delays in the completion of the Tenant Improvements caused by (i) an event of force majeure as set forth in Section 15.4 of the Lease, (ii) Tenant’s inability to obtain any required permits despite Tenant’s diligent and good-faith efforts to obtain the same, or (iii) delays caused by Landlord’s failure to comply with the terms of this Tenant Work Letter (collectively, “Tenant Improvement Delays”)), to utilize up to $5.00 per rentable square foot of the Premises of the Tenant Improvement Allowance (i.e., up to $597,915.00) towards the costs relating to the initial design and construction of the Tenant Improvements under this Lease or the Companion Lease. In the event that Tenant has not fully utilized such amount by December 31, 2014 (as such date may be extended by any Tenant Improvement Delay), then Tenant’s only rights with respect to the Tenant Improvement Allowance following such date shall be as set forth in Section 2.4 of this Tenant Work Letter. Any Tenant Improvements that require the use of Building risers, raceways, shafts and/or conduits, shall be subject to Landlord’s reasonable rules, regulations, and restrictions, and that the amount and location of any such cabling must be approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. All Tenant Improvements for which the Tenant Improvement Allowance has been made available shall be deemed Landlord’s property under the terms of the Lease.

EXHIBIT B

2.2 Disbursement of the Tenant Improvement Allowance.

2.2.1 Tenant Improvement Allowance Items. Except as otherwise set forth in this Tenant Work Letter, the Tenant Improvement Allowance shall be disbursed by Landlord only for the following items and costs (collectively the “Tenant Improvement Allowance Items”):

2.2.1.1 Payment of the fees of the “Architect” and the “Engineers,” as those terms are defined in Section 3.1 of this Tenant Work Letter, which fees shall, notwithstanding anything to the contrary contained in this Tenant Work Letter, not exceed an aggregate amount equal to $5.00 per rentable square foot of the Premises, and payment of the fees incurred by, and the cost of documents and materials supplied by, Landlord and Landlord’s consultants in connection with the preparation and review of the “Construction Drawings,” as that term is defined in Section 3.1 of this Tenant Work Letter;

2.2.1.2 The payment of plan check, permit and license fees relating to construction of the Tenant Improvements;

2.2.1.3 The cost of construction of the Tenant Improvements, including, without limitation, testing and inspection costs, freight elevator usage, hoisting and trash removal costs, and contractors’ fees and general conditions;

2.2.1.4 Costs incurred by Tenant in connection with the engagement of specialized vendors for the relocation and installation of equipment from Tenant’s photocathode facility located in Fremont, California (a floor plan of which is attached to this Tenant Work Letter as Schedule 1 and incorporated herein), as opposed to standard moving or relocation costs;

2.2.1.5 The cost of any changes in the Base building structure when such changes are required by the Construction Drawings (including if such changes are due to the fact that such work is prepared on an unoccupied basis), such cost to include all direct architectural and/or engineering fees and expenses incurred in connection therewith;

2.2.1.6 The cost of any changes to the Construction Drawings or Tenant Improvements required by all applicable building codes (the “Code”);

2.2.1.7 The cost of connection of the Premises to the Building’s energy management systems;

2.2.1.8 The cost of any project management consultants retained by Tenant;

2.2.1.9 The cost of the “Coordination Fee,” as that term is defined in Section 4.2.2 of this Tenant Work Letter;

2.2.1.10 Sales and use taxes and Title 24 fees; and

2.2.1.11 All other reasonable, out-of-pocket costs actually expended by Landlord and directly related to the construction of the Tenant Improvements, provided such costs are approved by Tenant in advance, such approval not to be unreasonably withheld, conditioned or delayed.

EXHIBIT B

2.2.2 Disbursement of Tenant Improvement Allowance. During the design of the Tenant Improvements, Landlord shall make monthly disbursements of the Tenant Improvement Allowance for Tenant Improvement Allowance Items for the benefit of Tenant, and during the construction of the Tenant Improvements, Landlord shall authorize the release of monies for the benefit of Tenant as follows.

2.2.2.1 Monthly Disbursements. On or before the first day of each calendar month during the construction of the Tenant Improvements (or such other date as Landlord may reasonably designate), Tenant shall deliver to Landlord: (i) a request for payment of the “Contractor,” as that term is defined in Section 4.1 of this Tenant Work Letter, approved by Tenant, in a form reasonably approved by Landlord, showing the schedule, by trade, of percentage of completion of the Tenant Improvements in the Premises, detailing the portion of the work completed and the portion not completed; (ii) invoices from the Contractor for labor rendered and materials delivered to the Premises; (iii) executed mechanic’s lien releases from all of Tenant’s Agents which shall comply with the appropriate provisions, as reasonably determined by Landlord, of California Civil Code Section 3262(d); and (iv) all other information reasonably requested by Landlord. As between Landlord and Tenant, Tenant’s request for payment shall be deemed Tenant’s acceptance and approval of the work furnished and/or the materials supplied as set forth in Tenant’s payment request, but shall not otherwise be deemed to waive any warranty or other obligation that the Contractor may have pursuant to its contract with Tenant. Thereafter, Landlord shall deliver a check to Tenant made jointly payable to Contractor and Tenant in payment of the lesser of: (A) the amounts so requested by Tenant, as set forth in this Section 2.2.2.1, above, less a ten percent (10%) retention (the aggregate amount of such retentions to be known as the “Final Retention”) (provided, however, that if Tenant’s request for payment or invoice from the Contractor includes a ten percent (10%) retention, Landlord shall not withhold an additional retention from its payment), and (B) the balance of any remaining available portion of the Tenant Improvement Allowance (not including the Final Retention), provided that Landlord does not dispute any request for payment based on non-compliance of any work with the “Approved Working Drawings,” as that term is defined in Section 3.4 below, or due to any substandard work. Landlord’s payment of such amounts shall not be deemed Landlord’s approval or acceptance of the work furnished or materials supplied as set forth in Tenant’s payment request.

2.2.2.2 Final Retention. Subject to the provisions of this Tenant Work Letter, a check for any Final Retention held by Landlord pursuant to Section 2.2.2.1, above, payable jointly to Tenant and Contractor shall be delivered by Landlord to Tenant following the completion of construction of the Premises, provided that (i) Tenant delivers to Landlord properly executed mechanics lien releases in compliance with both California Civil Code Section 3262(d)(2) and either Section 3262(d)(3) or Section 3262(d)(4), (ii) the Tenant Improvements are in compliance with the Approved Working Drawings, and (iii) Architect delivers to Landlord a certificate, in a form reasonably acceptable to Landlord, certifying that the construction of the Tenant Improvements in the Premises has been substantially completed.

2.2.2.3 Other Terms. Landlord shall only be obligated to make disbursements from the Tenant Improvement Allowance to the extent costs are incurred by Tenant for Tenant Improvement Allowance Items. All Tenant Improvement Allowance Items for which the Tenant Improvement Allowance has been made available shall be deemed Landlord’s property under the terms of this Lease.

2.3 Building Standard Components. The quality of Tenant Improvements shall be equal to or of greater quality than the quality of Building standard components customary in buildings in comparable properties located in Santa Clara, California, provided that the Tenant Improvements shall comply with any specifications reasonably designated by Landlord and communicated to Tenant prior to the design and construction of the Tenant Improvements.

EXHIBIT B

2.4 Unused Tenant Improvement Allowance.

2.4.1 Companion Lease Tenant Improvements. Tenant shall have until February 28, 2016 (as such date may be extended by any Tenant Improvement Delay) to elect to apply any portion of the total amount of the Tenant Improvement Allowance that remains unused following December 31, 2014 (the “Remaining Allowance”) to the costs relating to the Tenant Improvements under this Lease or the Companion Lease. In the event that Tenant has not fully utilized the Remaining Allowance by February 28, 2016 (as such date may be extended by any Tenant Improvement Delay), then all of such unused amounts shall revert to Landlord, and Tenant shall have no further rights with respect thereto.

2.4.2 Base Rent Credit. In the event that after completion of the construction of the Tenant Improvements and Landlord’s last disbursement of the Tenant Improvement Allowance pursuant to Section 2.2 and, if applicable, Section 2.4.1, above, any portion of the Tenant Improvement Allowance remains undisbursed and unallocated (the “Unused Tenant Improvement Allowance”), Tenant shall have the right, by written notice to Landlord, to elect to apply up to Fifty Thousand and 00/100 Dollars ($50,000.00) of any such Unused Tenant Improvement Allowance as a credit against Base Rent next coming due under the Lease, provided that in any given month the amount of such credit shall not exceed fifty percent (50%) of the Base Rent otherwise due and owing for such month.

2.5 Failure to Disburse Tenant Improvement Allowance. If Landlord fails to timely fulfill its obligation to fund any portion of the Tenant Improvement Allowance, Tenant shall be entitled to deliver notice (the “Payment Notice”) thereof to Landlord. If Landlord still fails to fulfill any such obligation within twenty (20) business days after Landlord’s receipt of the Payment Notice from Tenant and if Landlord fails to deliver notice to Tenant within such twenty (20) business day period explaining Landlord’s reasons that Landlord believes that the amounts described in Tenant’s Payment Notice are not due and payable by Landlord (“Refusal Notice”), Tenant shall be entitled to offset the amount so owed to Tenant by Landlord but not paid by Landlord (or if Landlord delivers a Refusal Notice but only with respect to a portion of the amount set forth in the Payment Notice and Landlord fails to pay such undisputed amount as required by the next succeeding sentence, the undisputed amount so owed to Tenant), together with interest at the Agreed Interest Rate from the last day of such twenty (20) business day period until the date of offset, against Tenant’s next obligations to pay Rent under the Lease. Notwithstanding the foregoing, Landlord hereby agrees that if Landlord delivers a Refusal Notice disputing a portion of the amount set forth in Tenant’s Payment Notice, Landlord shall pay to Tenant, concurrently with the delivery of the Refusal Notice, the undisputed portion of the amount set forth in the Payment Notice. However, if an Event of Tenant’s Default exists under Article 13 of the Lease at the time that such offset would otherwise be applicable, Tenant shall not be entitled to such offset until such Default is cured. If Landlord delivers a Refusal Notice, and if Landlord and Tenant are not able to agree on the disputed amounts to be so paid by Landlord, if any, within ten (10) days after Tenant’s receipt of a Refusal Notice, Tenant may commence a binding arbitration action with respect to such disputed amounts. If Tenant prevails in any such action, the award shall include interest at the Agreed Interest Rate calculated from the date of funding by Tenant, if any, or the date such amount was otherwise due to Tenant, as the case may be, until the date of Landlord’s payment of such award. Similarly, if Tenant prevails in any such arbitration, Tenant shall be entitled to apply such award as a credit against Tenant’s obligations to pay Rent under the Lease, and the award shall include interest at the Agreed Interest Rate calculated from the date of funding by Tenant, if any, until the date of Tenant’s application of such amounts as a credit against Rent.

EXHIBIT B

SECTION 3

CONSTRUCTION DRAWINGS

3.1 Selection of Architect/Construction Drawings. Tenant shall retain an architect/space planner approved by Landlord (the “Architect”) to prepare the “Construction Drawings,” as that term is defined in this Section 3.1, which approval shall not be unreasonably withheld, conditioned or delayed. Tenant shall retain engineering consultants approved by Landlord (the “Engineers”) to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, life safety, and sprinkler work in the Premises, which work is not part of the Base Building, which approval shall be unreasonably withheld, conditioned or delayed. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the “Construction Drawings.” Tenant shall be required to include in its contracts with the Architect and the Engineers a provision which requires a standard and customary license for the use of all Construction Drawings to be transferred to Tenant and Landlord upon the Substantial Completion of the Tenant Improvements, including, without limitation, a right to make copies thereof; notwithstanding the foregoing, or anything to the contrary set forth herein, Landlord shall have no right to license or use any of Tenant’s designs, processes, business plans or other confidential or proprietary information contained in the Construction Drawings, all of which shall be kept strictly confidential by Landlord. All Construction Drawings shall be subject to Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed. Tenant shall cause Architect to verify, in the field, the dimensions and conditions as shown on the relevant portions of the base building plans, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord’s review of the Construction Drawings as set forth in this Section 3, shall be for its sole purpose and shall not imply Landlord’s review of the same, or obligate Landlord to review the same, for quality, design, Code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord’s space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings, and Tenant’s waiver and indemnity set forth in this Lease shall specifically apply to the Construction Drawings.

3.2 Final Space Plan. Subject to the terms and conditions of this Tenant Work Letter, Landlord conceptually approves the relocation and installation of equipment from Tenant’s photocathode facility located in Fremont, California as set forth on Schedule 1 attached hereto (the “Fremont Relocation Plan”), provided that Landlord reserves its right to approve the same as part of the Approved Working Drawings for the Tenant Improvements pursuant to this Tenant Work Letter. Tenant shall supply Landlord with four (4) copies signed by Tenant of its final space plan for the Premises before any architectural working drawings or engineering drawings have been commenced. The final space plan (the “Final Space Plan”) shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein. Landlord may request clarification or more specific drawings for special use items not included in the Final Space Plan. Landlord shall approve or disapprove the Final Space Plan within five (5) business days after Landlord’s receipt thereof, which approval shall not be unreasonably withheld, conditioned or delayed. Notwithstanding anything set forth herein to the contrary, Landlord and Tenant hereby agree that it shall be deemed reasonable for Landlord to withhold its approval of the Final Space Plan if a “Design Problem” exists. A “Design Problem” shall mean and refer to any design criteria which would (a) materially and adversely affect the Building Structure or the base Building mechanical, electrical, life safety, plumbing, sprinkler and HVAC systems installed or furnished by Landlord; (b) be in non-compliance with applicable building codes or Laws; (c) cause material interference with other tenants of the Project, or (d) materially and adversely affect the certificate of occupancy or its legal equivalent for the Building or any portion thereof. If Tenant is so advised, Tenant shall promptly cause the Final Space Plan to be revised to correct any deficiencies or other matters Landlord may reasonably require.

EXHIBIT B

3.3 Final Working Drawings. After the Final Space Plan has been approved by Landlord, Tenant shall supply the Engineers with a complete listing of standard and non-standard equipment and specifications, including, without limitation, B.T.U. calculations, electrical requirements and special electrical receptacle requirements for the Premises, to enable the Engineers and the Architect to complete the “Final Working Drawings” (as that term is defined below) in the manner as set forth below. Upon the approval of the Final Space Plan by Landlord and Tenant, Tenant shall promptly cause the Architect and the Engineers to complete the architectural and engineering drawings for the Premises, and Architect shall compile a fully coordinated set of architectural, structural, mechanical, electrical and plumbing working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the “Final Working Drawings”) and shall submit the same to Landlord for Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed; provided that Landlord and Tenant hereby agree that it shall be deemed reasonable for Landlord to withhold its approval of the Final Working Drawings if a Design Problem exists or the Final Working Drawings are not substantially consistent with the Final Space Plan. Tenant shall supply Landlord with four (4) copies signed by Tenant of such Final Working Drawings. Landlord shall advise Tenant within five (5) business days after Landlord’s receipt of the Final Working Drawings for the Premises if the same is unsatisfactory or incomplete in any respect, then the parties shall promptly meet and confer and negotiate in good faith to reach an agreement on the Final Working Drawings.

3.4 Approved Working Drawings. The Final Working Drawings shall be approved by Landlord (the “Approved Working Drawings”) prior to the commencement of construction of the Premises by Tenant. After approval by Landlord of the Final Working Drawings, Tenant may submit the same to the appropriate municipal authorities for all applicable building permits (the “Permits”). Tenant hereby agrees that neither Landlord nor Landlord’s consultants shall be responsible for obtaining any building permit or certificate of occupancy for the Premises with respect to the Tenant Improvements, and that obtaining the same shall be Tenant’s responsibility; provided, however, that Landlord shall cooperate with Tenant in executing permit applications and performing other ministerial acts reasonably necessary to enable Tenant to obtain any such permit or certificate of occupancy. No changes, modifications or alterations in the Approved Working Drawings may be made without the prior written consent of Landlord, which consent may not be unreasonably withheld, conditioned or delayed. In the event that Landlord fails to respond to a written request (an “Approval Request”) from Tenant for approval of any change to the Approved Working Drawings which requires Landlord’s prior written consent within three (3) business days after Landlord’s receipt of such Approval Request, such failure to respond shall be deemed Landlord’s approval of the proposed change set forth in the Approval Request. In addition, in the event that Landlord disapproves of a proposed change in an Approval Request, Landlord shall provide Tenant with a written explanation of such disapproval and the parties shall thereafter meet and confer and negotiate in good faith to reach an agreement with respect to such proposed change. Notwithstanding the foregoing, Tenant may make changes to the Approved Working Drawings without Landlord’s prior written consent (but with prompt written notice to Landlord setting forth the type, scope and cost of such change) in the event such changes (i) are required by the City of Santa Clara or other applicable governmental body having jurisdiction over the Premises, Building or Project and are substantially consistent with the design intent of the Approved Working Drawings, or (ii) consist of minor field changes that (A) are consistent with the intent or required for the proper execution of the Approved Working Drawings, and (B) will not materially and adversely affect the design, use or operation of the Premises or the Tenant Improvements.

EXHIBIT B

SECTION 4

CONSTRUCTION OF THE TENANT IMPROVEMENTS

4.1 Tenant’s Selection of Contractors.

4.1.1 The Contractor. A general contractor shall be retained by Tenant to construct the Tenant Improvements. Such general contractor (“Contractor”) shall be subject to Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed. Tenant shall obtain cost estimate bids from a minimum of two (2) general contractors to construct the Tenant Improvements.

4.1.2 Tenant’s Agents. The Contractor and Tenant’s subcontractors, laborers, materialmen, and suppliers used by Tenant and present at the Project are collectively referred to herein as “Tenant’s Agents”. All HVAC, plumbing and electrical subcontractors engaged by the Contractor shall be subject to Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed.

4.2 Construction of Tenant Improvements by Tenant’s Agents.

4.2.1 Construction Contract; Cost Budget. Prior to Tenant’s execution of the construction contract and general conditions with Contractor (the “Contract”), Tenant shall submit the Contract to Landlord for its approval, which approval shall not be unreasonably withheld, conditioned or delayed. Prior to the commencement of the construction of the Tenant Improvements, and after Tenant has accepted all bids for the Tenant Improvements, Tenant shall provide Landlord with a detailed breakdown, by trade, of the final costs to be incurred or which have been incurred, as set forth more particularly in Sections 2.2.1.1 through 2.2.1.10, above, in connection with the design and construction of the Tenant Improvements to be performed by or at the direction of Tenant or the Contractor, which costs form a basis for the amount of the Contract (the “Final Costs”). The amount equal to the difference between the amount of the Final Costs and the amount of the Tenant Improvement Allowance (less any portion thereof already disbursed by Landlord, or in the process of being disbursed by Landlord, on or before the commencement of construction of the Tenant Improvements) shall be referred to as the “Over-Allowance Amount”. The Over-Allowance Amount shall be disbursed by Tenant prior to the disbursement of any portion of the Tenant Improvement Allowance. In the event that, after the Final Costs have been delivered by Tenant to Landlord, the costs relating to the design and construction of the Tenant Improvements shall change, any additional costs necessary to such design and construction in excess of the Final Costs, shall be paid by Tenant promptly as an addition to the Over-Allowance Amount, but Tenant shall continue to provide Landlord with the documents described in Sections 2.2.2.1 (i), (ii), (iii) and (iv) of this Tenant Work Letter, above, for Landlord’s approval, prior to Tenant paying such costs. Notwithstanding anything set forth in this Tenant Work Letter to the contrary, construction of the Tenant Improvements shall not commence until (a) Landlord has approved the Contract, and (b) Tenant has procured and delivered to Landlord a copy of all Permits.

4.2.2 Tenant’s Agents.

4.2.2.1 Landlord’s General Conditions for Tenant’s Agents and Tenant Improvement Work. Tenant’s and Tenant’s Agent’s construction of the Tenant Improvements shall comply with the following: (i) the Tenant Improvements shall be constructed in strict accordance with the Approved Working Drawings; (ii) Landlord’s reasonable rules and regulations for the construction of improvements in the Building, (iii) Tenant’s Agents shall submit schedules of all work relating to the Tenant’s Improvements to Contractor and Contractor shall promptly inform Tenant’s Agents of any changes which are necessary thereto, and Tenant’s Agents shall adhere to such corrected schedule; and

EXHIBIT B

(iv) Tenant shall abide by all reasonable rules made by Landlord’s Building manager with respect to the use of loading dock areas, storage of equipment and materials at the Project, and any other matter in connection with this Tenant Work Letter, including, without limitation, the construction of the Tenant Improvements. Tenant shall pay a logistical coordination fee (the “Coordination Fee”) to Landlord in an amount equal to two and one-half percent (2.5%) of the amount of all costs to construct the Tenant Improvements (excluding the cost of building permits and architectural fees). The Coordination Fee shall be included in the costs to construct the Tenant Improvements, which Coordination Fee shall be for services relating to the coordination of the construction of the Tenant Improvements. Landlord shall deduct the Coordination Fee from the Tenant Improvement Allowance and pay its agent on a monthly basis. Tenant shall be responsible for payment of the Coordination Fee to the extent that the costs to construct the Tenant Improvements exceed the Tenant Improvement Allowance. In the event of a conflict between the Approved Working Drawings and Landlord’s construction rules and regulations, the Approved Working Drawings shall prevail.

4.2.2.2 Indemnity. Tenant’s indemnity of Landlord as set forth in this Lease (including all applicable exceptions and limitations thereto) shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or Tenant’s Agents, or anyone directly or indirectly employed by any of them, or in connection with Tenant’s non-payment of any amount arising out of the Tenant Improvements (which non-payment was not the result of a breach of Landlord’s obligations under this Tenant Work Letter) and/or Tenant’s disapproval of all or any portion of any request for payment. Such indemnity by Tenant, as set forth in this Lease, shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to Landlord’s performance of any ministerial acts reasonably necessary (i) to permit Tenant to complete the Tenant Improvements, and (ii) to enable Tenant to obtain any building permit or certificate of occupancy for the Premises.

4.2.2.3 Requirements of Tenant’s Agents. Tenant shall obtain an industry-standard warranty from the Contractor for the benefit of Tenant and Landlord that the Tenant Improvements shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof. Such warranty as to materials or workmanship of or with respect to the Tenant Improvements shall be contained in the Contract and shall be written such that such warranty shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either. Tenant covenants to give to Landlord any assignment or other assurances which may be necessary to effect such right of direct enforcement.

4.2.2.4 Insurance Requirements.

4.2.2.4.1 General Coverages. Tenant shall cause the Contractor and all of Tenant’s Agents to carry worker’s compensation insurance covering all of their respective employees, and to also carry public liability insurance, including property damage, all with limits, in form and with companies reasonably acceptable to Landlord.

4.2.2.4.2 Special Coverages. Tenant shall carry “Builder’s All Risk” insurance in an amount covering the cost of construction of the Tenant Improvements, and such other standard and customary insurance as Landlord may reasonably require, it being understood and agreed that the Tenant Improvements shall be insured by Tenant pursuant to this Lease immediately upon completion thereof. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Landlord including, but not limited to, the requirement that all of Tenant’s Agents shall carry excess liability and Products and Completed Operation Coverage insurance, each in amounts not less than $500,000 per incident, $1,000,000 in aggregate.

EXHIBIT B

4.2.2.4.3 General Terms. Certificates for all insurance carried pursuant to this Section 4.2.2.4 shall be delivered to Landlord before the commencement of construction of the Tenant Improvements and before the Contractor’s equipment is moved onto the site. All such policies of insurance must contain a provision that the company writing said policy will give Landlord thirty (30) days prior written notice of any cancellation or lapse of the effective date or any reduction in the amounts of such insurance so long as such provision is obtainable at a commercially reasonable cost, but in any event Tenant shall provide Landlord not less than ten (10) days prior written notice of any cancellation or lapse of the effective date or any reduction in the amounts of such insurance. In the event that the Tenant Improvements are damaged by any cause during the course of the construction thereof, Tenant shall promptly repair or cause the repair of the same at no cost or expense to Landlord, subject to the provisions of Article 11 of the Lease. Tenant’s Agents shall maintain all of the foregoing insurance coverage in force until the Tenant Improvements are fully completed and accepted by Landlord, except for any Products and Completed Operation Coverage insurance required by Landlord, which is to be maintained for three (3) years following completion of the work and acceptance by Landlord and Tenant. All policies carried under this Section 4.2.2.4 shall name Landlord and Tenant as additional insureds. All insurance, except Workers’ Compensation, maintained by Tenant’s Agents shall preclude subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects the owner and that any other insurance maintained by owner is excess and noncontributing with the insurance required hereunder. The requirements for the foregoing insurance shall not derogate from the provisions for indemnification of Landlord by Tenant under Section 4.2.2.2 of this Tenant Work Letter. In no event shall Landlord require Tenant to obtain a lien and completion bond or other alternate form of security to ensure the lien-free completion of the Tenant Improvements.

4.2.3 Governmental Compliance. The Tenant Improvements shall comply in all material respects with the following: (i) the Code and other state, federal, city or quasi-governmental laws, codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other person; (ii) applicable standards of the American Insurance Association (formerly, the National Board of Fire Underwriters) and the National Electrical Code; and (iii) building material manufacturer’s specifications, as applicable.

4.2.4 Inspection by Landlord. Tenant shall use commercially reasonable efforts to provide Landlord with reasonable prior notice of any inspection to be performed by a governmental entity in connection with the construction of the Tenant Improvements in order to allow Landlord to be present during such inspection. Landlord shall have the right to inspect the Tenant Improvements at all times, provided however, that Landlord’s failure to inspect the Tenant Improvements shall in no event constitute a waiver of any of Landlord’s rights hereunder nor shall Landlord’s inspection of the Tenant Improvements constitute Landlord’s approval of the same. Should Landlord reasonably disapprove any portion of the Tenant Improvements, Landlord shall notify Tenant in writing of such disapproval and shall specify the items disapproved. Any defects or deviations in, and/or reasonable disapproval by Landlord of, the Tenant Improvements shall be rectified by Tenant at no expense to Landlord.

4.2.5 Meetings. Commencing upon the execution of this Lease, Tenant shall hold weekly meetings at a reasonable time, with the Architect and the Contractor regarding the progress of the preparation of Construction Drawings and the construction of the Tenant Improvements, and Landlord and/or its agents shall receive prior notice of, and shall have the right to attend, all such meetings. In addition, minutes shall be taken at all such meetings, a copy of which minutes shall be delivered to Landlord. One such meeting each month shall include the review of Contractor’s current request for payment.

EXHIBIT B

4.3 Notice of Completion; Copy of Record Set of Plans. Within ten (10) days after completion of construction of the Tenant Improvements, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the county in which the Building is located in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and a copy thereof shall be furnished to Landlord upon such recordation. If a Notice of Completion is not so recorded, Landlord may execute and file the same on behalf of Tenant as Tenant’s agent for such purpose, at Tenant’s sole cost and expense. At the conclusion of construction of the Tenant Improvements, Tenant shall (i) cause the Architect to prepare final as-built drawings for the Premises, (B) cause the Architect and the Contractor to certify to the best of their knowledge that the “record-set” of as-built drawings are true and correct, which certification shall survive the expiration or termination of this Lease, and (C) cause the delivery to Landlord of four (4) sets of copies of such record set of drawings within ninety (90) days following issuance of all governmental permits and approvals required for the completion of the Tenant Improvements and occupancy of the Premises affected thereby, and (ii) Tenant shall deliver to Landlord a copy of all warranties, guaranties, and operating manuals and information relating to the Tenant Improvements.

SECTION 5

MISCELLANEOUS

5.1 Tenant’s Representative. Tenant has designated Mr. Jeff Andreson as its sole representative with respect to the matters set forth in this Tenant Work Letter, who shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

5.2 Landlord’s Representative. Landlord has designated Mr. Paul Turek as its sole representatives with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

5.3 Time of the Essence in This Tenant Work Letter. Unless otherwise indicated, all references herein to a “number of days” shall mean and refer to calendar days. If any item requiring approval is timely disapproved by Landlord, the parties shall meet and confer and negotiate in good faith to reach an agreement on such matter.

5.4 Tenant’s Lease Default. Notwithstanding any provision to the contrary contained in this Lease, if an Event of Tenant’s Default as described in the Lease or this Tenant Work Letter has occurred at any time on or before the Substantial Completion of the Tenant Improvements, then (i) in addition to all other rights and remedies granted to Landlord pursuant to this Lease, Landlord shall have the right to withhold payment of all or any portion of the Tenant Improvement Allowance and/or Landlord may cause Contractor to cease the construction of the Premises (in which case, Tenant shall be responsible for any delay in the substantial completion of the Premises caused by such work stoppage), and (ii) all other obligations of Landlord under the terms of this Tenant Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of this Lease (in which case, Tenant shall be responsible for any delay in the substantial completion of the Premises caused by such inaction by Landlord).

EXHIBIT B

SCHEDULE 1 TO EXHIBIT B

FREMONT RELOCATION PLAN

Fremont Photocathode Facility Overview

GaAs and InGaAsP MOCVD (Metal Organic Chemical Vapor Deposition) reactors. Process plumbing includes supply gasses (N2, CDA, H2, Arsine & Phosphine), cooling water and exhaust ducting/pumps. Life Safety system.

Semi conductor processing tools: Dicers, Aligners, photo resist spinners, bonders, microscopes.

Thin Film deposition tools: PEVCD (Silane gas), Sputter and E-beam tools (gold, nickel, etc.).

Wet chemistry processing: exhausted wet benches (solvents and acid/bases).

Facility Pad support Equipment: Acid Waste Neutralization, Arsenic treatment system, Process cooling water, DI water, HF waste storage, N2 tank, H2 tank.

SCHEDULE 1 TO

EXHIBIT B

EXHIBIT C

NO RESERVED PARKING AREA

EXHIBIT C

EXHIBIT D

OPTION TO EXTEND

This Exhibit D (this “Exhibit”) is made in connection with and is a part of that certain Lease, dated as of March     , 2014, by and between M WEST PROPCO X, LLC, a Delaware limited liability company, as Landlord, and INTEVAC, INC., a Delaware corporation, as Tenant, (the “Lease”).

1. Definitions and Conflict. All capitalized terms referred to in this Exhibit shall have the same meaning as provided in the Lease, except as expressly provided to the contrary in this Exhibit. In case of any conflict between any term or provision of the Lease and any exhibits attached thereto and this Exhibit, this Exhibit shall control.

2. Option to Extend and Rent During the Extended Period: Tenant shall have one (1) option to extend the Lease Term for a period of five (5) years (the period shall be referred to as the “Extension Period”) by giving delivering notice of exercise of such option (“Extension Option Notice”) to Landlord at least two hundred seventy (270) days, but not more than three hundred sixty-five (365) days, prior to the expiration of the initial Lease Term. The Extension Period shall commence, if at all, immediately following the expiration of the initial Lease Term. If Tenant is in default, after notice and the expiration of the applicable cure period, under any term or provision of the Lease on the date of giving an Extension Option Notice, or if Tenant is in default, after notice and the expiration of the applicable cure period, under any term or provision of the Lease on the date of the applicable Extension Period is to commence, the Extension Period at the option of Landlord shall not commence and the Lease shall expire at the end of initial Lease Term. The Extension Period shall be upon all of the terms and provisions of the Lease, except that (i) the Base Monthly Rent during such Extension Period shall be one hundred percent (100%) of then Fair Market Rent, (ii) any work, allowance, free rent, or concession provided by Landlord in connection with the commencement of the initial Lease Term shall not apply; and (iii) Tenant shall not have any additional option to extend.

2.1 Fair Market Rent. The term “Fair Market Rent” for purposes of determining Base Monthly Rent during the Extension Period shall mean the base monthly rent generally applicable to full-building leases at comparable class buildings of comparable size, age and quality of the Premises in the Santa Clara area projected as of the first day of the Extension Period by giving due consideration for the quality of the Building and improvements therein (including the quality of the then existing improvements in the Premises), the quality for credit tenants, for a term comparable to the Extension Period at the time the commencement of the Extension Period is scheduled to commence, and for comparable space that is not subleased or subject to another party’s expansion rights or not leased to a tenant that holds an ownership interest in the landlord, taking into account rental structure, including, without limitation, rental rates per rentable square foot (including whether gross or net, and if gross adjusting for base year or expense stop), additional rental, all other payments and escalations, the size of the Premises compared to the size of the premises of the comparison leases, location, floor levels and efficiencies of the floor(s) for which the determination is being made, free rent, moving expenses and other cash payments, allowances or monetary concessions provided to Tenant, the age and quality of construction of the Building, and leasehold improvements and/or allowances, including the amounts thereof in renewal leases, and taking into account, in the case of renewal leases (including this Lease), the value of existing leasehold improvements, but without any deduction for commissions whether or not incurred by Landlord, and otherwise subject to the terms and conditions of this Lease that will be applicable during the Extension Period.

2.2 Procedure to Determine Fair Market Rent. Landlord shall notify Tenant in writing of Landlord’s determination of the Fair Market Rent (“Landlord’s FMR”) within thirty (30) days after receipt of the Extension Option Notice. Within thirty (30) days after Tenant’s receipt of such written notice of Landlord’s FMR, Tenant shall have the right either to: (i) accept Landlord’s FMR, or (ii) elect to have the Fair Market Rent determined in accordance with the appraisal procedure set forth below. The failure of Tenant to deliver written notice of its election under the preceding sentence shall be deemed an acceptance of Landlord’s FMR. The election (or deemed election) by Tenant under this section shall be non-revocable and binding on the parties.

EXHIBIT D

2.3 Appraisers. If Tenant has elected to have the Fair Market Rent determined by an appraisal, then within ten (10) days after receipt of Tenant’s written notice of such an election, each party, by delivering written notice to the other party, shall appoint a broker to render a written opinion of the Fair Market Rent for the Extension Period. Each broker must be a real estate broker licensed in the State where the Building is located for at least five years and with at least five years’ experience in the appraisal of rental rates of leases or in the leasing of space in office buildings in the area in which the Building is located and otherwise unaffiliated with either Landlord or Tenant. The two brokers shall render their written opinion of the Fair Market Rent for the Extension Period to Landlord and Tenant within thirty (30) days after the appointment of the second broker. If the Fair Market Rent of each broker is within three percent (3%) of each other, then the average of the two appraisals of Fair Market Rent shall be the Fair Market Rent for the Extension Period. If one party does not appoint its broker as provided above, then the one appointed shall determine the Fair Market Rent. The Fair Market Rent so determined under this section shall be binding on Landlord and Tenant.

2.4 Third Appraiser. If the Fair Market Rent determined by the brokers is more than three percent (3%) apart, then the two brokers shall pick a third broker within ten (10) days after the two brokers have rendered their opinions of Fair Market Rent as provided above. If the two brokers are unable to agree on the third broker within said ten (10) day period, Landlord and Tenant shall mutually agree on the third broker within ten (10) days thereafter. If the parties do not agree on a third qualified broker within ten (10) days, then at the request of either Landlord or Tenant, such third broker shall be promptly appointed by the then Presiding Judge of the Superior Court of the State of California for the County where the Building is located. The third broker shall be a person who has not previously acted in such capacity for either party and must meet the qualifications stated above.

2.5 Impartial Appraisal. Within thirty (30) days after its appointment, the third broker (the “Third Party”), Landlord’s broker and Tenant’s broker shall reach a decision as to whether the parties shall use the appraisal made by the Landlord’s or Tenant’s broker as the Fair Market Rent for the Extension Period, and shall notify Landlord and Tenant thereof. The three brokers may not offer any different opinion or recommendation of Fair Market Rent. The decision of the majority of the three brokers shall be binding upon Landlord and Tenant. The Fair Market Rent determined in accordance with the foregoing procedure shall be binding on the parties.

2.6 Appraisal Costs. Each party shall bear the cost of its own appraiser and one-half (1/2) the cost of the third appraiser, unless the Fair Market Rent of the Third Opinion is within five percent (5%) either party’s FMR, in which case the other party shall bear the entire cost of the third appraiser.

2.7 Acknowledgment of Rent. After the Fair Market Rent for the Extension Period has been established in accordance with the foregoing procedure, Landlord and Tenant shall promptly execute an amendment to the Lease to reflect the Base Monthly Rent for the Extension Period.

2.8 Personal Option. The foregoing option to extend is personal to the original Tenant signing the Lease (and any Transferee pursuant to a Permitted Transfer), but may not be assigned or transferred to or exercised by any other assignee, sublessee or transferee under a Transfer.

2.9 Conditions to Exercise. The foregoing option to extend may only be exercised by Tenant if Tenant then occupies not less than seventy-five percent (75%) of the Premises.

EXHIBIT D

EXHIBIT E

APPROVED HAZARDOUS MATERIALS EXHIBIT

[see attached]

EXHIBIT E

EXHIBIT F

FORM OF LETTER OF CREDIT

BANK OF AMERICA

1 FLEET WAY

SCRANTON, PA 18507-1999

ATTN: GTO – STANDBY UNIT

DATE:

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER

APPLICANT:

BENEFICIARY:

AMOUNT: USD

EXPIRY DATE:

EXPIRE PLACE: OUR COUNTERS

GENTLEMEN:

WE HEREBY ISSUE THIS IRREVOCABLE LETTER OF CREDIT NO.                      IN YOUR FAVOR, FOR THE ACCOUNT OF APPLICANT, FOR UP TO AN AGGREGATE AMOUNT OF USD                      AVAILABLE BY YOUR DRAFT(S) DRAWN ON US AT SIGHT, ACCOMPANIED BY THE FOLLOWING:

1.	THE ORIGINAL OF THIS LETTER OF CREDIT AND AMENDMENT(S), IF ANY.

2.	BENEFICIARY’S WRITTEN, DATED STATEMENT ON BENEFICIARY LETTERHEAD SIGNED BY AN OFFICER READING:

QUOTE

BENEFICIARY IS PERMITTED TO DRAW ON THIS LETTER OF CREDIT UNDER THE EXPRESS TERMS OF THE LEASE DATED                     , BY AND BETWEEN                                      AND

                                                                  (THE “LEASE”)

UNQUOTE

OR

QUOTE

EXHIBIT F

BENEFICIARY IS ENTITLED TO DRAW DOWN THE FULL AMOUNT OF LETTER OF CREDIT NO.                      AS THE RESULT OF THE FILING OF A VOLUNTARY PETITION UNDER THE U.S. BANKRUPTCY CODE OR A STATE BANKRUPTCY CODE BY THE TENANT UNDER THE LEASE, WHICH FILING HAS NOT BEEN DISMISSED AT THE TIME OF THIS DRAWING.

UNQUOTE

OR

QUOTE

BENEFICIARY IS ENTITLED TO DRAW DOWN THE FULL AMOUNT OF LETTER OF CREDIT NO.                      AS THE RESULT OF AN INVOLUNTARY PETITION HAVING BEEN FILED UNDER THE U.S. BANKRUPTCY CODE OR A STATE BANKRUPTCY CODE AGAINST THE TENANT UNDER THE LEASE, WHICH FILING HAS NOT BEEN DISMISSED AT THE TIME OF THIS DRAWING.

UNQUOTE

PARTIAL DRAWINGS ARE PERMITTED.

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT IS DEEMED TO BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR PERIOD(S) OF ONE YEAR EACH FROM THE CURRENT EXPIRY DATE HEREOF, OR ANY FUTURE EXPIRATION DATE, UNLESS AT LEAST THIRTY (30) DAYS PRIOR TO ANY EXPIRATION DATE, WE NOTIFY YOU BY REGISTERED MAIL OR OVERNIGHT COURIER AT THE ABOVE LISTED ADDRESS THAT WE ELECT NOT TO CONSIDER THIS LETTER OF CREDIT EXTENDED FOR ANY SUCH ADDITIONAL PERIOD.

ANY SUCH NOTICE SHALL BE EFFECTIVE WHEN SENT BY US AND UPON SUCH NOTICE TO YOU, YOU MAY DRAW AT ANY TIME PRIOR TO THE THEN CURRENT EXPIRATION DATE, UP TO THE FULL AMOUNT THEN AVAILABLE HEREUNDER, AGAINST YOUR DRAFT(S) DRAWN ON US AT SIGHT AND THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENTS THERETO, ACCOMPANIED BY YOUR STATEMENT, SIGNED BY AN AUTHORIZED OFFICER ON YOUR LETTERHEAD STATING THAT YOU ARE IN RECEIPT OF BANK OF AMERICA, N.A.’S NOTICE OF NON-EXTENSION UNDER LETTER OF CREDIT NO.                     AND THE APPLICANT’S OBLIGATION TO YOU REMAINS.

THIS LETTER OF CREDIT IS TRANSFERABLE, ONE OR MORE TIMES, IN FULL AND NOT IN PART. ANY TRANSFER MADE HEREUNDER MUST CONFORM STRICTLY TO THE TERMS HEREOF AND TO THE CONDITIONS OF RULE 6 OF THE INTERNATIONAL STANDBY PRACTICES (ISP98) FIXED BY THE INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590. SHOULD YOU WISH TO EFFECT A TRANSFER UNDER THIS CREDIT, SUCH TRANSFER WILL BE SUBJECT TO THE RETURN TO US OF THE ORIGINAL CREDIT INSTRUMENT, ACCOMPANIED BY OUR FORM OF TRANSFER, PROPERLY COMPLETED AND SIGNED BY AN AUTHORIZED SIGNATORY OF YOUR FIRM, BEARING YOUR BANKERS STAMP AND SIGNATURE AUTHENTICATION AND SUBJECT TO YOUR PAYMENT OF OUR TRANSFER FEE. SUCH TRANSFER FORM IS AVAILABLE UPON REQUEST.

DRAFT(S) MUST STATE: “DRAWN UNDER BANK OF AMERICA, N.A. STANDBY L/C NO.                      DATED                     .”

DRAFTS AND DOCUMENTS MUST BE PRESENTED AT OUR OFFICE ADDRESSED: BANK OF AMERICA, N.A., 1 FLEET WAY, SCRANTON, PA 18507-1999, ATTN: GTO - STANDBY DEPT. PRESENTATION OF A DRAWING UNDER THIS LETTER OF CREDIT MAY BE MADE ON OR PRIOR

EXHIBIT F

TO THE THEN CURRENT EXPIRATION DATE HEREOF BY HAND DELIVERY, COURIER SERVICE, OVERNIGHT MAIL, OR FACSIMILE. PRESENTATION BY FACSIMILE TRANSMISSION SHALL BE BY TRANSMISSION OF THE ABOVE REQUIRED SIGHT DRAFT DRAWN ON US TOGETHER WITH THIS LETTER OF CREDIT TO OUR FACSIMILE NUMBER, (            )                      ATTENTION: THE MANAGER, STANDBY LETTER OF CREDIT DEPARTMENT, WITH TELEPHONIC CONFIRMATION OF OUR RECEIPT OF SUCH FACSIMILE TRANSMISSION AT OUR TELEPHONE NUMBER (            )                      OR TO SUCH OTHER FACSIMILE OR TELEPHONE NUMBERS, AS TO WHICH YOU HAVE RECEIVED WRITTEN NOTICE FROM US AS BEING THE APPLICABLE SUCH NUMBER).

WE HEREBY AGREE WITH YOU THAT DRAFT(S) DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON DUE PRESENTATION TO US.

THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES (ISP98), THE INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590.

BANK OF AMERICA, N.A.

EXHIBIT F

(i)

Prepared By and After Recording Return To:

Bryan Cave LLP
2200 Ross Avenue, Suite 3300
Dallas, Texas 75201
Attn: Ed Fields
Recording information above this line

Prudential Loan No. 703000212

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

This Subordination, Non-Disturbance and Attornment Agreement (“Agreement”) is effective as of the date of execution by the last of the parties hereto to execute their respective signatures as set forth below (the “Effective Date”) between THE BANK OF NEW YORK MELLON, a New York banking corporation, not in its individual capacity but solely as Trustee under the Reserve Trust Agreement for the PICA HARTFORD LIFE & ACCIDENT COMFORT TRUST and THE BANK OF NEW YORK MELLON, a New York banking corporation, not in its individual capacity but solely as Trustee under the Reserve Trust Agreement for the PAR U HARTFORD LIFE & ANNUITY COMFORT TRUST (together with its successors or assigns in interest, collectively “Lender”) with a mailing address c/o Prudential Asset Resources, Inc., 2100 Ross Avenue, Suite 2500, Dallas, Texas 75201, and INTEVAC, INC., a Delaware corporation (“Tenant”, which includes any assigns and successors in interest of Tenant permitted under the Lease), with a current mailing address of Intevac, Inc., 3560 Bassett Street, Santa Clara, California 95054: Attn: Chief Financial Officer.

RECITALS:

A. Lender is the current owner and the holder of a loan evidenced by a Promissory Notes (collectively, the “Note”) dated October 1, 2008, in the original aggregate amount of $115,000,000.00. The Note is secured by a Deed of Trust, Security Agreement and Fixture Filing dated the same date as said Note, and recorded under Document No. 20003674 of the Real Property Records of Santa Clara County, California (as the same may have been subsequently amended, extended, assigned or otherwise modified, hereinafter referred to as the “Mortgage”), covering the real property described therein (the “Mortgaged Premises”), including certain premises located at 3560-3580 Basset Street, Sunnyvale, CA (the “Subject Premises”).

B. Tenant is the tenant under that certain Lease Agreement dated March 20, 2014 (the “Lease”), between Tenant and M West Propco X LLC, a Delaware limited liability company, as landlord (said landlord and its successors and assigns under the Lease, except Lender and those claiming under Lender, hereinafter called “Landlord”), covering part of the Subject Premises as set forth under the Lease (hereinafter called the “Demised Premises”).

Loan No. 703000212 SNDA for Intevac for 3560-3580 Basset Street	1

C. Tenant and Lender desire to confirm their understanding with respect to the Lease and the Mortgage.

THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties, Lender and Tenant agree as follows:

1. Subordination. The Lease is now, and will at all times and for all purposes be, subject and subordinate, in every respect, to the Mortgage and the lien imposed by the Mortgage, with the provisions of this Agreement (as between the Tenant and Lender only) controlling over the provisions of the Lease. The Lease is subordinate and subject, in each and every respect, to any and all increases, renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Mortgage (collectively a “Modification”), and all other loan documents securing the Note, provided that any and all Modifications shall nevertheless be subject to the terms of this Agreement.

2. Non-Disturbance. So long as Tenant is not in default, beyond the applicable cure periods, under any of the terms, provisions, agreements, covenants, or obligations set forth in the Lease (a) Lender shall not name or join Tenant as a defendant in any exercise of Lender’s rights and remedies arising upon default under the Mortgage, unless applicable law requires Tenant to be made a party, and (b) Tenant’s possession of the Demised Premises under said Lease shall not be disturbed or interfered with by Lender.

3. Attornment. If Lender or any other party succeeds to the interest of Landlord under the Lease in any manner (“Successor Landlord”), including but not limited to foreclosure, exercise of any power of sale, succession by deed in lieu or other conveyance (a “Succession”), Tenant will attorn to and be bound to Successor Landlord upon Succession and will recognize any Successor Landlord as the landlord under the Lease. The Lease shall continue in full force and effect as a direct lease, in accordance with its terms, except as provided in this Agreement. Such attornment is effective and self-operative without the execution of any further instrument. Tenant, upon request, will sign and deliver any instruments reasonably requested to evidence such attornment. Tenant waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect the Lease and the obligations of Tenant thereunder as a result of any such foreclosure or trustee’s sale. Lender shall use commercially reasonable efforts to exercise Lender’s remedies pursuant to the Mortgage in a manner that does not materially and adversely affect Tenant’s ability to operate its business in the Demised Premises.

4. Limitation on Successor Landlord’s Liability. Upon any Succession, Successor Landlord shall not be (a) liable for any act or omission of the Landlord under said Lease, provided that the Successor Landlord shall be obligated to cure any Continuing Defaults (as defined below), (b) subject to any offsets or defenses which Tenant may have against the Landlord arising or occurring prior to the Succession, except for offsets pertaining to rent abatement, tenant improvement allowances or other credits, expressly provided for in the Lease, (c) bound by any rent or additional rent which Tenant may have paid to Landlord for more than the current month, except for monthly payments of common area maintenance charges, unreconciled capital improvement payments, property taxes, and so-called “free rent” or rental abatement provided in the Lease, (d) bound by any amendment or modification of the Lease that would reduce or shorten any economic

Loan No. 703000212 SNDA for Intevac for 3560-3580 Basset Street	2

obligations of Tenant under the Lease or materially impair Landlord’s rights under the Lease made without Lender’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, (e) liable for any security deposit paid by Tenant to Landlord except to the extent such deposit is delivered to Successor Landlord, or (f) liable for the payment of any leasing commissions, the triggering event for which arose or occurred prior to the Succession. Any reference to Landlord includes all prior landlords under the Lease. Successor Landlord shall not be liable for the performance of the obligations of the Landlord under the Lease, except for those obligations which first arise during the period of Successor Landlord’s ownership of the Subject Premises and for “Continuing Defaults” (as defined below). In the case of a casualty or condemnation repair obligation, during the time period during which Lender is the Successor Landlord, Lender must receive the insurance or condemnation proceeds as a condition precedent to Lender’s repair obligation under the Lease.

A “Continuing Default” is defined as a non-monetary default by Landlord under the Lease that began prior to Succession, is ongoing and continuing following Succession, and is susceptible to being cured. Successor Landlord shall only have liability for actual damages (not consequential or special damages) that arise after Succession as a result of its failure to cure a Continuing Default.

5. Tenant’s Warranty. Tenant warrants to Lender, as of the date hereof, that (a) attached hereto as Exhibit A is a true, correct and complete copy of the Lease, (b) to Tenant’s current actual knowledge, there are no known defaults on the part of Landlord, (c) the Lease is a complete statement of the agreement of the parties with respect to the leasing of the Demised Premises, (d) the Lease is validly executed by Tenant and in full force and effect, and (e) to Tenant’s current actual knowledge, all conditions to the effectiveness or continuing effectiveness thereof required to be satisfied as of the date hereof have been satisfied. Tenant acknowledges and warrants to Lender that Tenant has not entered into any agreement to subordinate the Lease or any of Tenant’s rights under the Lease to any lien or mortgage other than the Mortgage.

Each party hereto further represents and warrants to the other party hereto that such party: (i) is not a person or entity with whom the other party is restricted from doing business with under regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of the Treasury (including, but not limited to, those named on OFAC’s Specially Designated Nationals and Blocked Persons list) or under any statute, executive order (including, but not limited to, the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action; (ii) is not a person or entity with whom the other party is restricted from doing business under the International Money Laundering Abatement and Financial Anti-Terrorism Act of 2001 or the regulations or orders thereunder; and (iii) is not knowingly engaged in any dealings or transaction or be otherwise associated with such persons or entities described in (i) and (ii) above.

6. Lender Cure Rights. Tenant will notify Lender in writing of any default by Landlord under the Lease that would entitle Tenant to cancel or terminate the Lease or abate the rents payable thereunder. Such notice shall be sent to Lender at 2100 Ross Avenue, Suite 2500, Dallas, Texas 75201, Reference Loan No. 703000212, certified mail, return receipt requested. Lender shall thereafter have forty-five (45) days to cure the default by Landlord, provided that if the default does not arise solely from the nonpayment of money and cannot reasonably be cured within

Loan No. 703000212 SNDA for Intevac for 3560-3580 Basset Street	3

the time period set forth above, then Lender will have such additional time as is reasonably necessary to cure the default so long as Lender commences the cure thereof within original time period set forth above and diligently and in good faith pursues same to completion, and so long as Tenant’s use and enjoyment of the Demised Premises is not materially impaired during such period. Lender has no obligation to cure any default by Landlord and shall have no liability for not curing any default. Notwithstanding the foregoing, if Tenant shall inadvertently fail to provide such notice of Landlord’s default or breach to Lender, such failure shall not constitute a default of Tenant hereunder or under the Lease, but no such notice shall be binding on Lender until actually delivered by Tenant in accordance with the above notice provisions.

7. Exculpation of Successor Landlord. Notwithstanding anything to the contrary in this Agreement or the Lease, Tenant shall look exclusively to Successor Landlord’s interest in the Mortgaged Premises or any proceeds from the disposition thereof, any rents or profits derived from the Mortgaged Premises, or any insurance or condemnation proceeds related thereto, for the satisfaction of Tenant’s remedies in the event of (a) default by Successor Landlord as landlord under the Lease, (b) any indemnity obligation that arises pursuant to the Lease, or (c) any payment or discharge of any money judgment in favor of Tenant against Successor Landlord with respect to the Lease.

8. Rent Payment. Immediately upon written notice to Tenant (a) that Lender is exercising its rights under the Mortgage or any other loan documents acting to secure the Note following a default under the Loan, or (b) of Lender’s succeeding to the Landlord’s interest under the Lease, Tenant agrees to pay all rents due under the Lease directly to Lender in accordance with the Lease. In such event, Landlord hereby expressly authorizes Tenant to make such payments to Lender and further agrees that any sums paid to Lender shall be in satisfaction of Tenant’s obligations under the Lease.

9. Complete Agreement. If this Agreement conflicts with the Lease, then as between the Tenant and Lender only hereto, all of the terms and provisions of this Agreement which are inconsistent with the Lease shall govern and control.

10. No Oral Modification/Binding Effect. This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest.

11. Laws. This Agreement shall be construed in accordance with the laws of the State where the Mortgaged Premises are located.

12. Hazardous Materials. Following a Succession, Successor Landlord shall have no liability for any misrepresentation by Landlord under Section 7.2.E of the Lease or any obligation to indemnity Tenant under Section 7.2.E of the Lease. However, Successor Landlord must (i) comply with all laws governing Hazardous Materials (defined in Section 7.2.E of the Lease), (ii) store, use and dispose of all Hazardous Materials at the Subject Premises in accordance with all applicable Hazardous Materials Laws, and (iii) remove, remediate and/or clean up, as applicable, in accordance with all applicable Hazardous Materials Laws (defined in Section 7.2.E of the Lease), all Hazardous Materials at the Subject Premises (to the extent not caused by Tenant or its employees, contractors or agents) impairing Tenant’s use or access to the Demised Premises.

Loan No. 703000212 SNDA for Intevac for 3560-3580 Basset Street	4

13. Insurance. Pursuant to Section 9.1.B of the Lease, Landlord hereby designates that Lender shall be an additional insured under the commercial general liability policy of insurance required to be carried by Tenant pursuant to Section 9.1 of the Lease. If Lender becomes a Successor Landlord, insurance required to be carried by Landlord under the Lease may be effected by Lender or an affiliate of Lender by self-insurance or by a policy or policies of blanket insurance covering additional items or locations or insureds and with such commercially reasonable deductibles as Lender may from time to time reasonably determine. Tenant has no rights in any policy or policies maintained by Lender.

14. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed and delivered to each of the parties.

[Remainder of this page intentionally left blank]

Loan No. 703000212 SNDA for Intevac for 3560-3580 Basset Street	5

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed.

LENDER:

THE BANK OF NEW YORK MELLON, a New York banking corporation, not in its individual capacity but solely as Trustee under the Reserve Trust Agreement for the PICA HARTFORD LIFE & ACCIDENT COMFORT TRUST and THE BANK OF NEW YORK MELLON, a New York banking corporation, not in its individual capacity but solely as Trustee under the Reserve Trust Agreement for the PAR U HARTFORD LIFE & ANNUITY COMFORT TRUST

By:	Prudential Asset Resources, Inc.,
a Delaware corporation
Its:	Servicer

By:	/s/ Cheryl Eskridge
Name:	Cheryl Eskridge
Title:	Vice President
Dated:	4/2, 2014

STATE OF TEXAS	§
	§	ss.
COUNTY OF DALLAS	§

Before me, on April 2, 2014 in and for said State, personally appeared Cheryl T. Eskridge as Vice President of Prudential Asset Resources, Inc., a Delaware corporation, as Servicer for The Bank of Mellon of New York, a New York banking corporation, not in its individual capacity but solely as Trustee, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the instrument on behalf of said entity.

/S/ EMILY J. HODGES
Notary Public

SIGNATURES CONTINUE ON FOLLOWING PAGE

Loan No. 703000212 SNDA for Intevac for 3560-3580 Basset Street	6

TENANT:

INTEVAC, INC., a Delaware corporation

By:	/s/ JEFFREY ANDRESON
Name:	JEFFREY ANDRESON
Title:	EVP, CFO, Secretary
Dated:	March 18, 2014

STATE OF CALIFORNIA

COUNTY OF Santa Clara

On March 18, 2014, before me, Melody Dunn, a Notary Public, personally appeared Jeffrey Scott Andreson, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ MELODY A. DUNN
Signature of the Notary Public

(Seal)

SIGNATURE CONTINUES ON FOLLOWING PAGE

Loan No. 703000212 SNDA for Intevac for 3560-3580 Basset Street	7

With respect to Sections 8 and 13.	LANDLORD:

M WEST PROPCO X LLC, a Delaware limited liability company

	By:	/s/ Steve Novick
	Name:	Steve Novick
	Title:	Authorized Signatory
	Dated:	March 21st, 2014

STATE OF CALIFORNIA

COUNTY OF San Francisco

On March 21, 2014, before me, Laura Leon, a Notary Public, personally appeared Steve Novick, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ LAURA LEON
Signature of the Notary Public

(Seal)

Loan No. 703000212 SNDA for Intevac for 3560-3580 Basset Street	8

Exhibit A

Lease

[See Attached]

A – 1

LEASE

BY AND BETWEEN

M WEST PROPCO X, LLC,

a Delaware limited liability company

as Landlord

and

INTEVAC, INC.,

a Delaware corporation

as Tenant

For Premises located at

3548 Bassett Street,

Santa Clara, California

LEASE

This Lease is dated as of the lease reference date specified in Section A of the Summary of Basic Lease Terms and is made by and between the party identified as Landlord in Section B of the Summary and the party identified as Tenant in Section C of the Summary.

SUMMARY OF BASIC LEASE TERMS

SECTION (LEASE REFERENCE)	TERMS
A. Effective Date: (Introduction)	March ___, 2014.

B. Landlord: (Introduction)	M West Propco X, LLC a Delaware limited liability company

C. Tenant: (Introduction)	Intevac, Inc., a Delaware corporation

D. Premises: (§ 1.20)	That area consisting of approximately 50,000 rentable square feet of space in the aggregate, as shown on Exhibit A attached hereto, and which is located within the Building described below.

E. Project: (§1.21)	The land and improvements shown on Exhibit A, commonly referred to as “Triangle Technology Park” and currently with the following buildings:

(1) 3506-3510 Bassett Street, Santa Clara, California, which contains approximately 43,744 rentable square feet of space; and

(2) 3520-3530 Bassett Street, Santa Clara, California, which contains approximately 102,156 rentable square feet of space; and

(3) 3540-3548 Bassett Street, Santa Clara, California,, which contains approximately 104,060 rentable square feet of space; and

(4) 3550-3580 Bassett Street, Santa Clara, California, which contains approximately 167,063 rentable square feet of space.

The buildings in the Project currently contain approximately 417,023 rentable square feet of space in the aggregate.

F. Building: (§ 1.7)	The buildings in which the Premises are located, the addresses of which are 3540-3548 Bassett Street, Santa Clara, California. The Building contains approximately 104,060 rentable square feet of space in the aggregate. The rentable square footage of the Premises and the aggregate rentable square footage of the Building referred to above shall be deemed the actual rentable square footage of the Premises and the Building.

G. Tenant’s Share: (§ 1.28)	48.05% of the buildings that comprise the Building based on the ratio that the rentable square footage of the Premises bears to the total rentable square footage in the Building.

H. Tenant’s Allocated Parking Passes: (§ 4.5)	One hundred thirty-five (135) unreserved parking passes, subject to the terms of Section 4.5 of the Lease.

I. Commencement Date: (§ 1.8)	April 1, 2014.

Expiration Date: (§ 1.12)	March 31, 2024.

J. Lease Term: (§ 1.17)	One hundred twenty (120) calendar months.

K. Base Monthly Rent: (§ 3.1)

Period During Lease Term	Approximate Annual Base Rent Rate Per Rentable Square Foot	Annual Base Rent**	Base Monthly Rent
April 1, 2014 – March 31, 2016*	$14.30	$714,999.96	$59,583.33
April 1, 2016 – March 31, 2017	$14.73	$736,449.96	$61,370.83
April 1, 2017 – March 31, 2018	$15.17	$758,543.52	$63,211.96
April 1, 2018 – March 31, 2019	$15.62	$781,299.84	$65,108.32
April 1, 2019 – March 31, 2020	$16.09	$804,738.84	$67,061.57
April 1, 2020 – March 31, 2021	$16.57	$828,880.92	$69,073.41
April 1, 2021 – March 31, 2022	$17.07	$853,747.44	$71,145.62

April 1, 2022 – March 31, 2023	$17.58	$879,359.76	$73,279.98
April 1, 2023 – March 31, 2024	$18.11	$905,740.56	$75,478.38

*	Tenant’s obligation to pay Base Monthly Rent during months one (1) through three (3) (i.e., April 1, 2014 through and including June 30, 2014), and months seven (7) through nine (9) (i.e., October 1, 2014 through and including December 31, 2014), shall be subject to the Base Rent Abatement, as set forth in Section 3.1.B of the Lease.
**	The Annual Base Rent for the first twenty-four (24) full calendar months of the Lease Term (i.e., April 1, 2014 through March 31, 2016) was calculated by multiplying $14.30 by the number of rentable square feet of space in the Premises. In all subsequent periods (i.e., April 1, 2016 through March 31, 2024), the calculation of Annual Base Rent reflects an annual increase of 3.0%.

L. Prepaid Rent: (§ 3.3)	Not applicable.

M. Intentionally Omitted

N. Permitted Use: (§ 4.1)	The Premises may only be used for general office, research and development, manufacturing and warehouse activities, and other lawful uses to the extent consistent with zoning laws applicable to the Project and approved in advance by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed, but for no other purpose.

O. Permitted Tenant’s Alterations Limit: (§ 5.2)	$100,000.00, subject to the terms of Section 5.2 of the Lease.

P. Tenant’s Liability Insurance Minimum: (§ 9.1)	$2,000,000.00 per occurrence, with a $3,000,000.00 aggregate limit.

Q. Landlord’s Address: (§ 1.3)	M West Propco X, LLC c/o MWest Properties 3351 Olcott Street Santa Clara, CA 95054 Attn: Property Manager

With a copy to:	DivcoWest Real Estate Services, Inc. 575 Market Street, 35th floor San Francisco, CA 94105 Attn: Steve Novick

And:

DivcoWest Real Estate Services, Inc.

575 Market Street, 35th Floor

San Francisco, CA 94105

Attn: Jackie Moore

And:

Allen Matkins Leck Gamble Mallory & Natsis LLP

1901 Avenue of the Stars, Suite 1800

Los Angeles, CA 90067

Attn: Tony N. Natsis, Esq.

R. Tenant’s Address: (§ 1.3)	Intevac, Inc. 3560 Bassett Street Santa Clara, California 95054 Attn: Chief Financial Officer

S. Retained Real Estate Brokers: (§ 15.13)	Jones Lang LaSalle (representing Tenant)

T. Tenant Improvement Allowance: (Exhibit B)	$10.00 per rentable square foot of the Premises (i.e., an amount equal to $500,000.00 based on 50,000 rentable square feet), subject to the terms and conditions of the Tenant Work Letter attached hereto as Exhibit B.

U. Lease:

This Lease includes the summary of the Basic Lease Terms, the Lease, and the following exhibits and addenda:

Exhibit A – Project Site Plan and Outline of the Premises

Exhibit B – Tenant Work Letter

Exhibit C – No Reserved Parking Area

Exhibit D – Option to Extend

Exhibit E – Approved Hazardous Materials Exhibit

Exhibit F – Intentionally Omitted

The foregoing Summary is hereby incorporated into and made a part of this Lease. Each reference in this Lease to any term of the Summary shall mean the respective information set forth above and shall be construed to incorporate all of the terms provided under the particular paragraph pertaining to such information. In the event of any conflict between the Summary and the Lease, the Summary shall control.

ARTICLE 1

DEFINITIONS

1.1 General: Any initially capitalized term that is given a special meaning by this Article 1, the Summary, or by any other provision of this Lease (including the exhibits attached hereto) shall have such meaning when used in this Lease or any addendum or amendment hereto unless otherwise clearly indicated by the context.

1.2 Additional Rent: The term “Additional Rent” is defined in Section 3.2.

1.3 Address for Notices: The term “Address for Notices” means the addresses set forth in Sections Q and R of the Summary.

1.4 Agents: The term “Agents” means the following: (i) with respect to Landlord, the employees, contractors and agents of Landlord; and (ii) with respect to Tenant, the employees, contractors, agents and invitees of Tenant and Tenant’s subtenants and their respective agents, employees, contractors, and invitees.

1.5 Agreed Interest Rate: The term “Agreed Interest Rate” means that interest rate determined as of the time it is to be applied that is equal to the lesser of (i) three percent (3%) in excess of the discount rate established by the Federal Reserve Bank of San Francisco as it may be adjusted from time to time, or (ii) the maximum interest rate permitted by Law.

1.6 Base Monthly Rent: The term “Base Monthly Rent” means the fixed monthly rent payable by Tenant pursuant to Section 3.1 which is specified in Section K of the Summary.

1.7 Building: The term “Building” means the buildings in which the Premises are located, as identified in Section F of the Summary.

1.8 Commencement Date: The term “Commencement Date” is the date the Lease Term commences, which date is set forth in Section I of the Summary.

1.9 Common Area: The term “Common Area” means all areas and facilities within the Project that are not designated by Landlord for the exclusive use of Tenant or any other lessee or other occupant of the Project, including the parking areas, access and perimeter roads, pedestrian sidewalks, landscaped areas, trash enclosures, recreation areas and the like.

1.10 Companion Lease: The term “Companion Lease” means that certain Lease by and between Landlord and Tenant, dated as of even date herewith, for premises located within that certain building located at 3560-3580 Bassett Street, Santa Clara, California.

1.11 Effective Date: The term “Effective Date” means the date upon which the last signatory to this Lease whose execution is required to make it binding on the parties hereto shall have executed this Lease and delivered the same to the other party.

1.12 Event of Tenant’s Default: The term “Event of Tenant’s Default” is defined in Section 13.1.

1.13 Existing Lease: The term “Existing Lease” shall mean that certain lease dated February 5, 2001, by and between Mission West Properties, L.P. III, a Delaware limited partnership (as Landlord’s predecessor-in-interest), and Intevac Corporation, a California corporation (as Tenant’s predecessor-in-interest), as amended, modified or supplemented. Notwithstanding anything to the contrary set forth in the Existing Lease, Landlord and Tenant hereby acknowledge and agree that, from and after the Commencement of this Lease, the Existing Lease shall be terminated and of no further force or effect (except for those obligations and liabilities which are expressly stated to survive the expiration or earlier termination of the Existing Lease).

1.14 Expiration Date: The term “Expiration Date” is the date the Lease Term expires, which date is set forth in Section I of the Summary.

1.15 Hazardous Materials: The terms “Hazardous Materials” and “Hazardous Materials Laws” are defined in Section 7.2.

1.16 Insured and Uninsured Peril: The terms “Insured Peril” and “Uninsured Peril” are defined in Section 11.2E.

1.17 Law: The term “Law” means any judicial decision, statute, constitution, ordinance, resolution, regulation, rule, administrative order, or other requirement of any municipal, county, state, federal or other government agency or authority having jurisdiction over the parties to this Lease or the Premises, or both, in effect either at the Effective Date or any time during the Lease Term, including, without limitation, any Hazardous Material Law (as defined in Section 7.2) and the Americans with Disabilities Act, 42 U.S.C. §§ 12101 et. seq., and any rules, regulations, restrictions, guidelines, requirements or publications promulgated or published pursuant thereto.

1.18 Lease: The term “Lease” means the Summary and all elements of this Lease identified in Section U of the Summary, all of which are attached hereto and incorporated herein by this reference.

1.19 Lease Term: The term “Lease Term” or “Term” means the term of this Lease which shall commence on the Commencement Date and continue for the period specified in Section J of the Summary.

1.20 Lender: The term “Lender” means any beneficiary, mortgagee, secured party, lessor, or other holder of any Security Instrument.

1.21 Operating Expenses: The term “Operating Expenses” is defined in Section 8.2.

1.22 Permitted Use: The term “Permitted Use” means the use specified in Section N of the Summary.

1.23 Premises: The term “Premises” means that building area described in Section D of the Summary that is within the Building.

1.24 Project: The term “Project” means that real property and the improvements thereon which are specified in Section E of the Summary. Landlord reserves the right, in its sole and absolute discretion, to include such other buildings in the Project, to sell, transfer, assign or otherwise dispose of any building or parcel in the Project and elect to remove such building and/or parcel from the Project, provided that Tenant’s use of the Premises for the Permitted Use and Tenant’s parking rights provided in this Lease are not materially diminished or impaired as a result thereof.

1.25 Private Restrictions: The term “Private Restrictions” means all recorded covenants, conditions and restrictions, private agreements, reciprocal easement agreements, and any other recorded instruments affecting the use of the Premises which (i) exist as of the Effective Date, or (ii) are recorded after the Effective Date.

1.26 Real Property Taxes: The term “Real Property Taxes” is defined in Section 8.3.

1.27 Security Instrument: The term “Security Instrument” means any underlying lease, mortgage or deed of trust which now or hereafter affects the Project, and any renewal, modification, consolidation, replacement or extension thereof.

1.28 Summary: The term “Summary” means the Summary of Basic Lease Terms that immediately precedes Article 1 of this Lease.

1.29 Tenant’s Alterations: The term “Tenant’s Alterations” or “Tenant’s Alteration” or “Tenant Alteration” means all improvements, additions, alterations, and fixtures installed in the Premises by Tenant (excluding Trade Fixtures).

1.30 Tenant’s Share: The term “Tenant’s Share” means the percentage obtained by dividing Tenant’s rentable square feet in the Premises (as set forth in Section D of the Summary) by the total rentable square feet in the Building, which, as of the Effective Date, is the percentage identified in Section G of the Summary.

1.31 Trade Fixtures: The term “Trade Fixtures” means (i) Tenant’s inventory, furniture, signs, and business equipment, and (ii) anything affixed to the Premises by Tenant at its expense for purposes of trade, manufacture, ornament or domestic use (except replacement of similar work or material originally installed by Landlord) which can be removed without material or structural injury to the Premises unless such thing has, by the manner in which it is affixed, become an integral part of the “Building Structure” or the “Building Systems” (as such terms are defined in Section 6.2 and Section 5.2.A, respectively).

ARTICLE 2

DEMISE, CONSTRUCTION, AND ACCEPTANCE

2.1 Demise of Premises: Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, for the Lease Term upon the terms and conditions of this Lease, the Premises for the Permitted Use, together with (i) the non-exclusive right to use the number of Tenant’s Allocated Parking Passes (subject to the limitations set forth in Section 4.5), and (ii) the non-exclusive right to use the Common Area as it exists from time to time, subject to any rights, powers and privileges reserved by Landlord pursuant to the terms of this Lease, or pursuant to the terms of any rules and regulations or restrictions promulgated by Landlord in accordance with Section 4.6, below governing the use of the Project. Landlord reserves the right, as reasonably necessary for Landlord’s management of the Project, to the use of the exterior walls, the roof and the area beneath and above the Premises, together with the right to install, maintain, use, and replace ducts, wires, conduits and pipes leading through the Premises in locations which will not materially interfere with the Permitted Use of the Premises.

2.2 Commencement Date: The Lease Term shall commence on the Commencement Date.

2.3 Construction of Improvements: Tenant shall construct the “Tenant Improvements” (as defined in Exhibit B) in accordance with the terms of Exhibit B.

2.4 Delivery and Acceptance of Possession: Tenant acknowledges that it has been and is currently in possession and occupancy of the Premises pursuant to the Existing Lease. Tenant is fully aware of the condition of the Premises and, therefore, Tenant shall continue to accept possession of the Premises in its presently existing, “AS-IS” condition, including all patent and latent defects, but subject to Landlord’s ongoing repair, restoration, maintenance and other obligations under this Lease. For purposes of Section 1938 of the California Civil Code, Landlord hereby discloses to Tenant, and Tenant hereby acknowledges, that the Premises have not undergone inspection by a Certified Access Specialist (CASp).

2.5 Intentionally Omitted.

2.6 Intentionally Omitted.

ARTICLE 3

RENT

3.1 Base Monthly Rent:

A. In General. Commencing on the Commencement Date and continuing throughout the Lease Term, Tenant shall pay to Landlord the Base Monthly Rent set forth in Section K of the Summary.

B. Abated Base Monthly Rent. During months one (1) through three (3) (i.e., April 1, 2014 through and including June 30, 2014) and months seven (7) through nine (9) (i.e., October 1, 2014 through and including December 31, 2014) (the “Rent Abatement Period”), Tenant shall not be obligated to pay Base Monthly Rent otherwise attributable to the Premises during such Rent Abatement Period (the “Rent Abatement”). Notwithstanding the foregoing, or anything to the contrary set forth in this Lease, Tenant shall be required to pay Tenant’s Share of Operating Expenses attributable to the Premises and all other Additional Rent due pursuant to the terms of this Lease during the Rent Abatement Period. Landlord and Tenant acknowledge and agree that the aggregate amount of the Rent Abatement equals Three Hundred Fifty-Seven Thousand Four Hundred Ninety-Nine and 98/100 Dollars ($357,499.98). Tenant acknowledges and agrees that the foregoing Rent Abatement has been granted to Tenant as additional consideration for entering into this Lease, and for agreeing to pay the rental and perform the terms and conditions otherwise required under this Lease. If this Lease is terminated for any reason other than a mutual termination of this Lease, Landlord’s breach of this Lease, or an event of casualty or condemnation, which shall be governed by the terms of Articles 11 and 12 respectively, of this Lease), then, for purposes of calculating Landlord’s damages, if any, the dollar amount of the unapplied portion of the Rent Abatement as of the date of such default or termination, as the case may be, shall be converted to a credit to be applied to the Base Rent applicable at the end of the Lease Term and Tenant shall immediately be obligated to begin paying Base Rent for the Premises in full. Notwithstanding the foregoing or anything to the contrary set forth in this Lease, at any time during the Rent Abatement Period, Landlord shall have the right (but not the obligation), in its sole and absolute discretion, to pay Tenant the total amount of the then remaining and unapplied portion of the Rent Abatement amount, in which event (i) Tenant’s obligation to pay Base Monthly Rent shall automatically be reinstated for the remainder of the Rent Abatement Period covered by Landlord’s lump sum payment, at the then-applicable amounts and otherwise in accordance with the terms of this Lease, and (ii) Tenant shall not be entitled to any additional rent abatement under this Lease.

C. Intentionally Omitted.

3.2 Additional Rent: Commencing on the Commencement Date and continuing throughout the Lease Term, Tenant shall pay the following as additional rent (the “Additional Rent”): (i) any late charges or interest due Landlord pursuant to Section 3.4; (ii) Tenant’s Share of Operating Expenses as provided in Section 8.1; (iii) Landlord’s share of any Subrent received by Tenant upon certain assignments and sublettings as required by Section 14.1; (iv) any legal fees and costs due Landlord pursuant to Section 15.9; and (v) any other charges due Landlord pursuant to this Lease.

3.3 Payment of Rent: The term “Rent” or “rent” shall mean Base Monthly Rent, Additional Rent and other sums required to be paid by Tenant under this Lease. All rent required to be paid in monthly installments shall be paid in advance on the first day of each calendar month during the Lease Term. All rent shall be paid in lawful money of the United States, without any abatement, deduction or offset whatsoever (except as otherwise specifically provided in this Lease), and without any prior demand therefor. Rent shall be paid to Landlord at its address set forth in Section Q of the Summary, or at such other place as Landlord may designate to Tenant in writing from time to time. Tenant’s obligation to pay Base Monthly Rent and Tenant’s Share of Operating Expenses shall be prorated at the commencement and expiration of the Lease Term.

3.4 Late Charge, Interest and Quarterly Payments:

A. Late Charge. Tenant acknowledges that the late payment by Tenant of any installment of Rent, or any other sum of money required to be paid by Tenant under this Lease, will cause Landlord to incur certain costs and expenses not contemplated under this Lease, the exact amount of such costs being extremely difficult and impractical to fix. Such costs and expenses will include, without limitation, attorneys’ fees, administrative and collection costs, and processing and accounting expenses and other costs and expenses necessary and incidental thereto. If any Base Monthly Rent or Additional Rent is not received by Landlord from Tenant when due such payment is due, then Tenant shall immediately pay to Landlord a late charge equal to five percent (5%) of such delinquent rent as liquidated damages for Tenant’s failure to make timely payment. In no event shall this provision for a late charge be deemed to grant to Tenant a grace period or extension of time within which to pay any installment of Rent or prevent Landlord from exercising any right or remedy available to Landlord upon Tenant’s failure to pay any installment of Rent due under this Lease in a timely fashion, including any right to terminate this Lease pursuant to Section 13.2B. Notwithstanding the foregoing, Tenant shall not be obligated to pay a late charge pursuant to this Section 3.4A, or interest thereon pursuant to Section 3.4.B, below, for the first (1st) late payment of Rent (whether such late payment is with respect to Base Monthly Rent or Additional Rent) in any calendar year, unless Tenant fails to make such payment within five (5) days after Tenant’s receipt of notice from Landlord regarding such late payment.

B. Interest. If any installment of Rent remains delinquent for a period in excess of ten (10) days then, in addition to such late charge, Tenant shall pay to Landlord interest on any such installment of Rent that is not paid when due at the Agreed Interest Rate following the date such amount became due until paid.

C. Quarterly Payments. If Tenant during any twelve (12) month period shall be more than five (5) days delinquent in the payment of any installment of Rent or other amount payable by Tenant hereunder on three (3) or more occasions, then, notwithstanding anything herein to the contrary, Landlord may, by written notice to Tenant, elect to require Tenant to pay all Base Monthly Rent and Additional Rent quarterly in advance for the following twenty-four (24) month period. Such right shall be in addition to and not in lieu of any other right or remedy available to Landlord hereunder or at law on account of Tenant’s default hereunder.

3.5 Intentionally Omitted

3.6 Electronic Payment: Landlord shall have the right, on not less than thirty (30) days prior written notice to Tenant (the “Electronic Payment Notice”), to require Tenant to make subsequent payments of Monthly Base Rent and Additional Rent due pursuant to the terms of this Lease by means of a federal funds wire transfer or such other method of electronic funds transfer as may be required by Landlord in its sole and absolute discretion (the “Electronic Payment”). The Electronic Payment Notice shall set forth the proper bank ABA number, account number and designation of the account to which such Electronic Payment shall be made. Tenant shall promptly notify Landlord in writing of any additional information that will be required to establish and maintain Electronic Payment from Tenant’s bank or financial institution. Landlord shall have the right, after at least ten (10) days prior written notice to Tenant, to change the name of the depository for receipt of any Electronic Payment and to discontinue payment of any sum by Electronic Payment.

ARTICLE 4

USE OF PREMISES

4.1 Limitation on Use: Tenant may only use the Premises for the Permitted Use specified in Section N of the Summary. There shall not be any change in the Permitted Use without the prior written consent of Landlord, which consent will not be unreasonably withheld, conditioned or delayed. Tenant shall not do anything in or about the Premises which will (i) cause structural injury to the Building, or (ii) cause damage to any part of the Building except to the extent reasonably necessary for the installation of Tenant’s Trade Fixtures and Tenant’s Alterations, and then only in a manner which has been first approved by Landlord in writing (which approval shall not be unreasonably withheld, conditioned or delayed), and provided that Tenant shall promptly repair any such damage at Tenant’s sole cost and expense. Tenant shall not operate any equipment within the Premises which will (i) materially damage the Building or the Common Area, (ii) overload existing electrical systems or other mechanical equipment servicing the Building, (iii) impair the efficient operation of the sprinkler system or the heating, ventilating or air conditioning (“HVAC”) equipment within or servicing the Building for the Permitted Use, or (iv) damage, overload or corrode the sanitary sewer system. Tenant shall not attach, hang or suspend anything from the ceiling, roof, walls or columns of the Building or set any load on the floor in excess of the load limits for which such items are designed, nor operate hard wheel forklifts within the Premises. Any dust, fumes, or waste products generated by Tenant’s use of the Premises shall be contained and disposed so that they do not (i) create an unreasonable fire or health hazard, (ii) damage the Premises, or (iii) result in the violation of any Law. Except as set forth in Section 15.17, and except as otherwise approved by Landlord in its sole discretion, Tenant shall not change the exterior of the Building or install any equipment or antennas on, or make any penetrations of, the exterior or roof of the Building. Tenant shall not commit any waste in or about the Premises, and Tenant shall keep the Premises in a clean and orderly condition, free of any nuisances. If Landlord designates a standard window covering for use throughout the Building, Tenant shall use this standard window covering to cover all windows in the Premises. Tenant shall not conduct on any portion of the Premises or the Project any over-the-counter sale of any kind, including any public or private auction, fire sale, going-out-of-business sale, distress sale or other liquidation sale.

4.2 Compliance with Regulations: Tenant agrees that it shall not use the Premises in any manner which violates any Laws or Private Restrictions which affect the Premises, and it shall abide by and promptly observe and comply with all Laws and Private Restrictions; provided, however, that with respect to any Private Restrictions that are not of record as of the Effective Date of this Lease, Tenant shall only be required to abide by and observe such Private Restrictions to the extent that the same do not materially interfere with or prevent Tenant from using the Premises for the Permitted Use, and do not (i) materially diminish the rights, (ii) materially increase the non-monetary obligations, or (iii) increase the monetary obligations of Tenant under this Lease. Tenant shall not use the Premises in any manner which will cause a cancellation of any insurance policy covering Tenant’s Alterations or any improvements installed in the Premises by Landlord at its expense, or which poses an unreasonable risk of damage or injury to the Premises. Tenant shall not sell, or permit to be kept, used, or sold in or about the Premises, any article which may be prohibited by the standard form of fire insurance policy. Tenant shall comply with all reasonable requirements of any insurance company, insurance underwriter, or Board of Fire Underwriters which are necessary to maintain the insurance coverage carried by either Landlord or Tenant pursuant to this Lease. Notwithstanding anything to the contrary set forth in this Lease, Tenant shall not be obligated to make any alterations to the Building Structure or the Building Systems which are required in order to cause the same to comply with any Laws or Private Restrictions, except as specifically set forth in Section 5.3, below.

4.3 Outside Areas: Except as specifically set forth in Section 15.17, below, no materials, supplies, tanks or containers, equipment, finished products or semi-finished products, raw materials, inoperable vehicles or articles of any nature shall be stored upon or permitted to remain outside of the Premises except in fully fenced and screened areas outside the Building which have been designed for such purpose and have been approved in writing by Landlord for such use by Tenant.

4.4 Signs: Tenant shall not place on any portion of the Premises any sign, placard, lettering in or on windows, banner, displays or other advertising or communicative material which is visible from the exterior of the Building without the prior written approval of Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, Landlord hereby approves of the existing exterior signage installed by Tenant at the Project pursuant to the terms and conditions of the Existing Lease; provided, however, that in the event that Landlord implements a new signage plan at the Project, Tenant shall have a one-time obligation to replace such existing signage with new signage of like kind and quality that complies with such new signage plan, provided that such new signage plan is commercially reasonable. All such approved signs shall strictly conform to all Laws, Private Restrictions, and Landlord’s commercially reasonable sign criteria then in effect and shall be installed at the expense of Tenant. Tenant shall maintain such signs in good condition and repair.

4.5 Parking: Tenant is allocated and shall have the non-exclusive right, at no separate charge to Tenant (excluding Tenant’s Share of Operating Expenses) during the initial Lease Term, to use the number of Tenant’s Allocated Parking Passes contained within the Project described in Section H of the Summary for its use and the use of Tenant’s Agents, the location of which may be designated from time to time by Landlord; provided that unless and to the extent that Landlord has specifically designated areas for exclusive parking at the Project, such parking shall be on a first-come-first-serve basis for all tenants of the Project. Tenant shall not at any time be entitled to use more parking passes than the number so allocated to Tenant pursuant to this Lease, or to park its vehicles or the vehicles of others in any portion of the Project not designated by Landlord as a non-exclusive parking area. Notwithstanding the foregoing, or anything to the contrary set forth in this Lease, Landlord hereby agrees that as existing leases at the Project which presently provide tenants with allocated parking passes in excess of three (3) parking passes per one thousand (1,000) rentable square feet of leased space (the “Project Parking Ratio”) expire or otherwise terminate, Landlord shall use commercially reasonable efforts to re-allocate such recaptured spaces (i.e., those spaces in excess of the Project Parking Ratio) to Tenant until Tenant has a total allocated number of parking passes equal to the Project Parking Ratio (i.e., 150 parking passes based on 50,000 rentable square feet). Tenant shall not have the exclusive right to use any specific parking space. If Landlord grants to any other tenant the exclusive right to use any particular parking space(s), Tenant shall not use such spaces; provided, however, Landlord shall not grant any reserved parking rights to other tenants in the area identified on Exhibit C. Landlord reserves the right, after having given Tenant reasonable notice, to have any vehicles owned by Tenant or Tenant’s Agents utilizing parking passes in excess of the parking passes allowed for Tenant’s use, or parked in any portion of the Project not designated by Landlord as a non-exclusive parking area, to be towed away at Tenant’s cost. All trucks and delivery vehicles shall be (i) parked at the rear of the Building, (ii) loaded and unloaded in a manner which does not interfere with the businesses of other occupants of the Project, and (iii) permitted to remain on the Project only so long as is reasonably necessary to complete loading and unloading. In the event Landlord elects or is required by any Law to limit or control parking in the Project, whether by validation of parking tickets or any other method of assessment, Tenant agrees to participate in such validation or assessment program under such reasonable rules and regulations as are from time to time established by Landlord.

4.6 Rules and Regulations: Landlord may from time to time promulgate reasonable and nondiscriminatory rules and regulations applicable to all occupants of the Project for the care and orderly management of the Project and the safety of its tenants and invitees. Such rules and regulations shall be binding upon Tenant upon delivery of a copy thereof to Tenant, and Tenant agrees to abide by such rules and regulations provided that, except to the extent required by applicable Laws, such rules and regulations do not materially interfere with or prevent Tenant from using the Premises for the Permitted Use. If there is a conflict between the rules and regulations and any of the provisions of this Lease, the provisions of this Lease shall prevail. Landlord shall not be responsible for the violation by any other tenant or occupant of the Project of any such rules and regulations.

ARTICLE 5

TRADE FIXTURES AND ALTERATIONS

5.1 Trade Fixtures: Throughout the Lease Term, Tenant may provide and install, and shall maintain in good condition, any Trade Fixtures required in the conduct of its business in the Premises, except to the extent any Trade Fixture will constitute a Tenant Alteration, in which case it shall be subject to the requirements set forth below for the construction of a Tenant Alteration. All Trade Fixtures shall remain Tenant’s property upon the expiration or earlier termination of this Lease.

5.2 Tenant’s Alterations: Construction by Tenant of a Tenant Alteration shall be governed by the following:

A. Consent Required. Tenant shall not construct any Tenant Alterations or otherwise alter the Premises or the “Outside Area” (as defined in Section 15.17, below) without Landlord’s prior written approval, which will not be unreasonably withheld, conditioned or delayed, unless such Tenant Alteration materially and adversely affects areas outside of the Premises (other than the Outside Area) or the exterior of the Building or the structural parts of the Building, in which case Landlord may withhold its consent in its sole and absolute discretion. Notwithstanding the foregoing, Landlord’s consent shall not be required for any Alteration to the interior of the Premises that complies with the following requirements: (a) is cosmetic in nature such as painting, (b) does not affect the roof or any area outside of the Premises or require work inside the exterior walls or above the ceiling of the Premises; (c) does not affect the “Building Structure” (as that term is defined in Section 6.2, below), or the electrical, plumbing, HVAC, sprinkler or other fire life safety, or mechanical systems in the Building or servicing the Premises (collectively, the “Building Systems”); and (d) costs less than the Permitted Tenant Alterations Limit specified in Section O of the Summary per work of improvement (herein referred to as “Minor Alteration”). Tenant shall provide Landlord with prior written notice of any Minor Alteration, and if Tenant requests of Landlord in such written notice that Landlord inform Tenant of whether or not Landlord will require Tenant to remove such Minor Alteration at the expiration or sooner termination of the Lease Term, and Landlord fails to inform Tenant that removal will be required, then Tenant shall not be required to remove such Minor Alteration at the expiration or earlier termination of this Lease. In the event Landlord’s approval for any Tenant Alteration is required, Tenant shall not construct the Tenant Alteration until Landlord has approved in writing the plans and specifications therefor (which approval shall not be unreasonably withheld, conditioned or delayed), and such Tenant Alteration shall be constructed substantially in compliance with such approved plans and specifications by a licensed contractor first approved by Landlord (which approval shall not be unreasonably withheld, conditioned or delayed). All Tenant Alterations constructed by Tenant shall be constructed by a licensed contractor in accordance with all Laws using new materials of good quality.

B. Other Requirements. Tenant shall not commence construction of any Tenant Alteration until (i) all required governmental approvals and permits have been obtained, (ii) all requirements regarding insurance imposed by this Lease have been satisfied, (iii) Tenant has given Landlord at least five (5) days’ prior written notice of its intention to commence such construction, and (iv) if reasonably requested by Landlord, Tenant has obtained contingent liability and broad form builders’ risk insurance in an amount reasonably satisfactory to Landlord if there are any perils relating to the proposed construction not covered by insurance carried pursuant to Article 9.

C. Restoration. All Tenant Alterations shall remain the property of Tenant during the Lease Term but shall not be altered or removed from the Premises (except for Tenant Alterations which are altered or removed during the Lease Term in the ordinary course of Tenant’s business operations, provided that Tenant shall repair any damage to the Premises and Building caused by such removal and/or alteration). At the expiration or sooner termination of the Lease Term, all Tenant Alterations in the Premises shall be surrendered to Landlord as part of the realty and shall then become Landlord’s property, and Landlord shall have no obligation to reimburse Tenant for all or any portion of the value or cost thereof; provided, however, that if Landlord requires Tenant to remove any Tenant Alterations, Tenant shall so remove such Tenant Alterations prior to the expiration or sooner termination of the Lease Term and repair any damage to the Premises and Building caused by such removal. Notwithstanding the foregoing or anything to the contrary set forth in this Lease, Tenant shall not be obligated to remove (i) the Tenant Improvements; (ii) any existing alterations or improvements that were installed in the Premises pursuant to the Existing Lease; or (iii) any Tenant Alterations with respect to which the following is true: (A) Tenant was required, or elected, to obtain the approval of Landlord to the installation of the Tenant Alteration in question; (B) at the time Tenant requested Landlord’s approval, Tenant requested of Landlord in writing that Landlord inform Tenant of whether or not Landlord would require Tenant to remove such Tenant Alteration at the expiration of the Lease Term; and (C) at the time Landlord granted its approval, it did not inform Tenant that it would require Tenant to remove such Tenant Alteration at the expiration of the Lease Term.

D. Removal of Electrical and Telecommunication Wires. Within sixty (60) days prior to the expiration or sooner termination of the Term of this Lease Landlord may elect (“Election Right”) by written notice to Tenant to:

(1) Retain any or all wires, cables, and similar installations appurtenant thereto (“Wires”) installed by Tenant within the Premises or anywhere in the Building outside the Premises, including, without limitation, the plenums or risers of the Building; or

(2) Require Tenant, at Tenant’s sole cost and expense, to remove any or all of the Wires installed by Tenant during the Lease Term or during the term of the Existing Lease and repair all damage to the Premises and the Building caused by such removal (“Wire Restoration Work”).

Tenant shall comply with all applicable Laws with respect to the Wires, subject to Landlord’s right to elect to retain the Wires. If Landlord elects to retain any or all of the Wires (pursuant to Section 5.2D(1) above), Tenant covenants that: (a) Tenant shall be the sole owner of the Wires, Tenant shall have the sole right to surrender the Wires, and the wires shall be free of all liens and encumbrances; and (b) all Wires shall be left in good condition, working order, properly labeled and capped or sealed at each end and in each telecommunications/electrical closet and junction box, and in safe condition.

The provisions of Section 5.2D and all subsections thereof shall survive the expiration or sooner termination of the Term of this Lease.

5.3 Alterations Required by Law: Tenant shall make any alteration, addition or change of any sort to the Premises or Building (including the Building Structure and Building Systems), that is required by any Law because of (i) Tenant’s particular use or change of use of the Premises (as opposed to any general office uses or generic, as opposed to specific, industrial uses); (ii) the Tenant Improvements; (iii) Tenant’s construction or installation of any Tenant Alteration, Minor Alteration or Trade Fixtures; or (iv) any Event of Tenant’s Default. Any other alteration, addition, or change required by Law which is not the responsibility of Tenant pursuant to the foregoing shall be made by Landlord (subject to Landlord’s right to reimbursement from Tenant specified in Section 5.4).

5.4 Amortization of Certain Capital Improvements: Tenant shall pay Additional Rent in the event Landlord reasonably elects or is required to make any of the following kinds of capital improvements to the Project (provided that in no event shall Additional Rent include any capital expenditures to the extent they are related to the Building Structure or another building of the Project (and not to the Building or to the Project as a whole)): (i) capital improvements required to be constructed in order to comply with any Law (excluding any Hazardous Materials Laws) not in effect or applicable to the Project as of the Effective Date; (ii) modification of existing or construction of additional capital improvements or building service equipment for the purpose of reducing the consumption of utility services or Operating Expenses of the Project (but only to the extent of any anticipated savings in Operating Expenses during the amortization period for such capital improvement); and (iii) replacement of capital improvements or building service equipment existing as of the Effective Date with improvements or equipment of comparable quality when required because of normal wear and tear. The amount of Additional Rent Tenant is to pay with respect to each such capital improvement shall be determined as follows:

A. Amortization Period. All costs paid by Landlord to construct such improvements (including financing costs) shall be amortized over the useful life of such improvement (as reasonably determined by Landlord in accordance with commercially reasonable real estate management and accounting principles consistent with the practices of landlords of comparable properties located in Santa Clara, California) with interest on the unamortized balance at the then prevailing market rate Landlord would pay if it borrowed funds to construct such improvements from an institutional lender, and Landlord shall inform Tenant of the monthly amortization payment required to so amortize such costs, and shall also provide Tenant with the information upon which such determination is made.

B. Payment. As Additional Rent, Tenant shall pay at the same time the Base Monthly Rent is due an amount equal to Tenant’s Share of that portion of such monthly amortization payment fairly allocable to the Building (as reasonably determined by Landlord) for each month after such improvements are completed until the first to occur of (i) the expiration of the Lease Term (as it may be extended), or (ii) the end of the term over which such costs were amortized.

5.5 Mechanic’s Liens: Tenant shall keep the Project free from any liens and shall pay when due all bills arising out of any work performed, materials furnished, or obligations incurred by Tenant or Tenant’s Agents relating to the Project. If any claim of lien is recorded (except those caused by Landlord or Landlord’s Agents), Tenant shall bond against or discharge the same within ten (10) days after Tenant obtains knowledge that the same has been recorded against the Project. Should any lien be filed against the Project or any action be commenced affecting title to the Project, the party receiving notice of such lien or action shall immediately give the other party written notice thereof.

5.6 Taxes on Tenant’s Property: Tenant shall pay before delinquency any and all taxes, assessments, license fees and public charges levied, assessed or imposed against Tenant or Tenant’s estate in this Lease or the property of Tenant situated within the Premises which become due during the Lease Term. If any tax or other charge is assessed by any governmental agency because of the execution of this Lease, such tax shall be paid by Tenant. Within five (5) days following demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of these payments.

5.7 Tenant’s Security System. Subject to the terms of this Lease (including the Tenant Work Letter and this Article 5, as applicable), Tenant shall have the right, at its own expense, to install a security system (“Tenant’s Security System”) in the Premises. Tenant shall be solely responsible, at Tenant’s sole cost and expense, for the installation, monitoring and operation during the Lease Term, and removal upon the expiration or earlier termination of this Lease of Tenant’s Security System. Tenant hereby agrees that Landlord shall not be responsible for monitoring Tenant’s Security System, and that neither Landlord nor the “Landlord Parties”, as that term is defined in Section 7.2E of this Lease, shall in no case be liable for, and Landlord and the Landlord Parties are hereby released from any responsibility for, any personal injury or property damage sustained by Tenant in connection with or arising from any acts or omissions with regard to the admission to or exclusion from the Premises or the Building of any person.

ARTICLE 6

REPAIR AND MAINTENANCE

6.1 Tenant’s Obligation to Maintain: Except as otherwise provided in Sections 5.4, 6.2, 6.4, 11.1, and 12.3, Tenant shall be responsible for the following during the Lease Term:

A. General. Tenant shall clean and maintain in good order, condition, and repair and replace when necessary the Premises and every part thereof, through regular inspections and servicing, including, but not limited to: (i) all plumbing and sewage facilities located within or exclusively serving the Premises (including all sinks, toilets, faucets and drains), and all ducts, pipes, vents or other parts of the HVAC or plumbing system located within or exclusively serving the Premises; (ii) all fixtures, interior walls, floors, carpets and ceilings; (iii) all windows, doors, entrances, plate glass, showcases and skylights (including cleaning both interior and exterior surfaces); (iv) all electrical facilities and equipment located within or exclusively serving the Premises (including all lighting fixtures, lamps, bulbs, tubes, fans, vents, exhaust equipment and systems); and (v) any automatic fire extinguisher equipment located in the Premises.

B. Utilities and Glass. With respect to utility facilities located within or exclusively serving the Premises (including electrical wiring and conduits, gas lines, water pipes, and plumbing and sewage fixtures and pipes), Tenant shall be responsible for the maintenance and repair of any such facilities which serve only the Premises, including all such facilities that are within the walls or floor, or on the roof of the Premises; provided, however, that Landlord shall maintain all underground utility facilities located outside of the Premises, except to the extent (i) the same were installed by or on behalf of Tenant, or (ii) such underground facilities were damaged by Tenant or a Tenant Party (subject to Section 9.3 regarding waiver of subrogation).

C. Windows. Tenant shall replace any damaged or broken glass in the Premises (including all interior and exterior doors and windows) with glass of the same kind, size and quality. Tenant shall repair any damage to the Premises (including exterior doors and windows) caused by vandalism or any unauthorized entry. Tenant shall maintain continuously throughout the Lease Term a service contract for the washing of all exterior windows in the Premises with a contractor approved by Landlord (which approval shall not be unreasonably withheld, conditioned or delayed), which contract provides for the periodic washing of all such windows at least once every one hundred eighty (180) days during the Lease Term. Promptly following a request from Landlord, Tenant shall furnish Landlord with copies of all such service contracts, and shall provide Landlord with written notice within a reasonable period of time following any change in the service contractor. All interior windows in the Premises shall be washed on a commercially reasonable basis.

D. HVAC. Tenant shall (i) maintain and repair (including replacement of component parts when necessary) all HVAC equipment located within or exclusively serving the Premises, and shall keep the same in good condition and repair through regular inspection and servicing, and (ii) maintain continuously throughout the Lease Term a service contract for the maintenance of all such HVAC equipment with a licensed HVAC repair and maintenance contractor approved by Landlord, which contract provides for the periodic inspection and servicing of the HVAC equipment in accordance with the manufacturer’s recommendations, but in any event at least once every one hundred twenty (120)

days during the Lease Term. Notwithstanding the foregoing, Landlord may elect at any time to assume responsibility for the maintenance, repair and replacement of such HVAC equipment which serves the Premises and include such costs in Operating Expenses (provided that such costs are commercially reasonable and customary for such service contracts given the nature and type of the work being performed). Promptly following a request from Landlord, Tenant shall furnish Landlord with copies of all such service contracts, and shall provide Landlord with written notice within a reasonable period of time following any change in the service contractor. Notwithstanding the foregoing or anything to the contrary set forth in this Lease, in the event that a base Building HVAC system (and not any supplemental HVAC system installed in the Premises by Tenant, the maintenance, repair and replacement of which shall be the sole responsibility of Tenant) needs to be replaced due to normal wear and tear (and not as a result of (A) damage to the Building caused by peril or condemnation, which shall be covered by Articles 11 and 12, respectively, of this Lease, (B) Tenant’s failure to maintain and repair such Building HVAC system in accordance with the terms of this Section 6.1, or (C) any negligence or willful misconduct on the part of Tenant or Tenant’s Agents, subject to Section 9.3 regarding waiver of subrogation), Landlord shall perform such work and Tenant shall pay Landlord the amortized costs thereof in accordance with Section 6.4, below.

E. Standards. All repairs and replacements required of Tenant shall be promptly made with new materials of like kind and quality. If the work affects the structural parts of the Building or if the estimated cost of any item of repair or replacement is in excess of the Permitted Tenant’s Alterations Limit, then Tenant shall first obtain Landlord’s written approval of the scope of the work, plans therefor, materials to be used, and the contractor, which approval shall not be unreasonably withheld, conditioned or delayed.

6.2 Landlord’s Obligation to Maintain: Landlord shall repair, maintain and operate the Common Area and repair and maintain the roof, exterior and structural parts of the Building (including, without limitation, the foundation, floor slabs, columns, beams and load-bearing walls) (the “Building Structure”), so that the same are kept in good order and repair, the costs of which shall be included in Operating Expenses to the extent permitted by Article 8 of this Lease. If there is central HVAC or other building service equipment and/or utility facilities serving portions of both the Common Area and the Premises, Landlord shall maintain and operate (and replace when necessary) such equipment, the cost of which shall be included in Operating Expenses to the extent permitted by Article 8 of this Lease. Landlord shall not be responsible for repairs required by an accident, fire or other peril or for damage caused to any part of the Project by any negligent act or omission or willful misconduct of Tenant or Tenant’s Agents except as otherwise required by Article 11 (subject to Section 9.3 regarding waiver of subrogation). Landlord may engage contractors of its choice to perform the obligations required of it by this Article, which contractors shall be licensed and appropriately qualified, and the necessity of any expenditure to perform such obligations shall be at the commercially reasonable discretion of Landlord.

6.3 Control of Common Area: Landlord shall at all times have exclusive control of the Common Area. Landlord shall have the right, without the same constituting an actual or constructive eviction and without entitling Tenant to any abatement of rent, to: (i) close any part of the Common Area to whatever extent required in the opinion of Landlord’s counsel to prevent a dedication thereof or the accrual of any prescriptive rights therein; (ii) temporarily close the Common Area to perform maintenance or for any other reason deemed sufficient by Landlord; (iii) change the shape, size, location and extent of the Common Area; (iv) eliminate from or add to the Project any land or improvement, including multi-deck parking structures; (v) make changes to the Common Area including, without limitation, changes in the location of driveways, entrances, passageways, exits, parking spaces, parking areas, sidewalks or the direction of the flow of traffic and the site of the Common Area; (vi) remove unauthorized persons from the Project; and/or (vii) change the name or address of the Building or Project. Tenant shall keep the Common Area clear of all obstructions created or permitted by Tenant. If in the opinion of Landlord unauthorized persons are using any of the Common Area by reason of the presence of Tenant in the Building, Tenant, upon demand of Landlord, shall restrain such unauthorized use by appropriate proceedings. In exercising any such rights regarding the Common Area, (i) Landlord shall make a reasonable effort to minimize any disruption to Tenant’s business, and (ii) Landlord shall not exercise its rights to close, change or control the Common Area in a manner that would materially interfere with Tenant’s use of or access to the Premises or parking rights under this Lease without first obtaining Tenant’s consent, which consent shall not be unreasonably withheld, conditioned or delayed. Landlord shall have no obligation to provide guard services or other security measures for the benefit of the Project. Tenant assumes all responsibility for the protection of Tenant and Tenant’s Agents from acts of third parties; provided, however, that nothing contained herein shall prevent Landlord, at its sole option, from providing security measures for the Project.

6.4 Landlord Capital HVAC Replacements. In the event that, as a part of Tenant’s obligations under Section 6.1.D, above, Tenant is required to replace any of the units of the base Building HVAC system, the fire-life safety system, or the Building elevators (collectively, the “BB System”). which shall expressly exclude any supplemental HVAC units and/or fire-life safety systems installed by or on behalf of Tenant in the Premises, as the result of the failure of such BB System (as reasonably determined by Landlord) (the “Replacement Unit”), and not as a result of Tenant’s failure to maintain and repairs such BB Systems in accordance with the terms of Section 6.1, above, then Tenant shall provide Landlord written notice of such Replacement Unit, and, provided that Landlord reasonably agrees with Tenant that, in accordance with commercially reasonable real estate management and accounting principles consistent with the practices of landlords of comparable properties located in Santa Clara, California, such Replacement Unit does in fact need to be replaced, then Landlord shall install such Replacement Unit at Landlord’s cost, provided that Landlord shall have the right to amortize the cost such Replacement Unit over the useful life of the Replacement Unit (determined in accordance with GAAP), in accordance with Section 5.4, above.

ARTICLE 7

WASTE DISPOSAL AND UTILITIES

7.1 Waste Disposal: Tenant shall store its waste either inside the Premises or within outside trash enclosures that are fully fenced and screened in compliance with all Private Restrictions, and designed for such purpose. All entrances to such outside trash enclosures shall be kept closed, and waste shall be stored in such manner as not to be visible from the exterior of such outside enclosures. Landlord hereby acknowledges and agrees that the trash enclosures installed and maintained by Tenant as of the date of this Lease and pursuant to the Existing Lease are acceptable. Tenant shall cause all of its waste to be regularly removed from the Premises at Tenant’s sole cost. Tenant shall keep all fire corridors and mechanical equipment rooms in the Premises free and clear of all obstructions at all times.

7.2 Hazardous Materials: Landlord and Tenant agree as follows with respect to the existence or use of Hazardous Materials on the Project:

A. Hazardous Materials Disclosure Certificate. Upon request by Landlord from time to time (but not more than once per calendar year, except in connection with a sale or refinancing of the Project or an Event of Tenant’s Default under this Lease), Tenant shall deliver to Landlord an executed Hazardous Materials disclosure statement, substantially in a form reasonably required by Landlord describing Tenant’s then-present use of Hazardous Materials on the Premises, and shall also deliver any other reasonably necessary information documenting the use by Tenant of Hazardous Materials on the Premises as requested by Landlord to the extent such information is not already included in any Hazardous Materials Business Plan (“HMBP”) previously provided by Tenant to Landlord. Tenant shall promptly file with Landlord a copy of any HMBP or any other business response plan or inventory required to be maintained and/or filed with any federal, state or local regulatory agency under any applicable Laws. Landlord and Tenant acknowledge and agree that, as of the date of this Lease, (i) Tenant has fully and accurately completed Landlord’s pre-leasing environmental exposures questionnaire (the “Environmental Questionnaire”), (ii) Tenant has submitted to Landlord a copy of its most current HMBP, and (iii) Tenant has submitted to Landlord a copy of Tenant’s closure plan and financial assurance mechanism filed with the County of Santa Clara in connection with Tenant’s “permit-by-rule” treatment process allowing for an on-site hazardous waste treatment system, as disclosed by Tenant in the Environmental Questionnaire (the “Closure Plan” and, collectively with the Environmental Questionnaire and the HMPB Plan, the “Approved Hazardous Materials”), each as set forth on Exhibit E attached hereto (the “Approved Hazardous Materials Exhibit”).

B. Hazardous Material Usage. Neither Tenant, nor Tenant’s employees, contractors and subcontractors of any tier, entities with a contractual relationship with Tenant (other than Landlord), or any entity acting as an agent or sub-agent of Tenant, shall be entitled to produce, use, store, generate, transport or dispose of any Hazardous Materials on, in, or about any portion of the Premises, Building or the Project, nor cause or permit any Hazardous Materials to be brought upon, placed, stored, manufactured, generated, blended, handled, recycled, used or released on, in, under or about the Premises (herein referred to as “Hazardous Materials Usage”) not previously identified by Tenant to Landlord per the HMBP provided pursuant to Section 7.2.A above, without, in each instance, obtaining Landlord’s prior written consent thereto, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that in the event Tenant desires to use, store or dispose of Hazardous Materials which are not similar to the Hazardous Materials listed on the Approved Hazardous Materials Exhibit in terms of their hazardous character, handling profile, usage and quantity (“New Hazardous Materials Usage”), then (i) Landlord shall have the right to impose additional terms and conditions on this Lease based upon such hazardous character, handling profile, use, storage and/or disposal, to the extent such additional terms and conditions are consistent with the requirements of institutional landlords of “Comparable Buildings,” as that term is defined in Section 8.5(B), below, when leasing space to tenants using Hazardous Materials materially similar in terms of hazardous character, handling profile, usage and quantity to the New Hazardous Materials Usage, and (ii) the installation of any additional exterior storage tanks or vessels in the Common Area or below grade, with respect to such new Hazardous Materials shall be subject to Landlord’s prior written consent, in its sole and absolute discretion. If any information provided to Landlord by Tenant on the Approved Hazardous Materials Exhibit, or otherwise relating to information concerning Hazardous Materials is intentionally or grossly negligently false, incomplete, or misleading in any material respect, the same shall be deemed a default by Tenant under this Lease. Any Hazardous Materials Usage by Tenant and Tenant’s Agents after the Effective Date on or about the Project shall strictly comply with all applicable Laws, including all Hazardous Materials Laws. Such foregoing obligation shall include, without limitation, maintaining, and complying with, all required necessary licenses, certifications, permits and approvals appropriate or required for any Hazardous Materials Usage by Tenant on the Premises. Landlord shall have a continuing right, without obligation, to require Tenant to obtain, and to review and inspect any and all such permits, licenses, certifications and approvals, together with copies of any and all Hazardous Materials management plans and programs, any and all Hazardous Materials risk management and pollution prevention programs, and any and all Hazardous Materials emergency response and employee training programs respecting Tenant’s Hazardous Materials Usage.

C. Tests and Inspections. Landlord shall have the right, but not the obligation, at all times during the Term of this Lease (but not more than once per calendar year, except in connection with a sale or refinancing of the Project or an Event of Tenant’s Default under this Lease) and subject to Tenant’s reasonable security requirements, to (i) enter and inspect the Premises, (ii) conduct tests and investigations periodically and from time to time to determine whether Tenant is in compliance with the provisions of this Section 7.2 or to determine if Hazardous Materials are present in, on or about the

Project, and (iii) request Tenant confirm in writing that all previously provided information to Landlord with respect to the type and amount all Hazardous Materials used, stored or otherwise located on, under or about any portion of the Premises and/or the Common Areas is accurate and complete. The cost of all such inspections, tests and investigations shall be borne by Tenant, if and only if as a result thereof Landlord reasonably determines that contamination has occurred on the Premises and/or Common Areas and that Tenant or any of Tenant’s Agents are responsible in any manner for any contamination. The aforementioned rights granted herein to Landlord and its representatives shall not create (a) a duty on Landlord’s part to inspect, test, investigate, monitor or otherwise observe the Premises or the activities of Tenant and Tenant’s Agents with respect to Hazardous Materials, including without limitation, Tenant’s operation, use and any remediation related thereto, or (b) liability on the part of Landlord and its representatives for Tenant’s use, storage, disposal or remediation of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

D. Notice; Cleanup Obligations; Closure and Decommissioning.

(1) Notice. Tenant shall give to Landlord prompt verbal and follow-up written notice of any spills, releases, discharges, disposals, emissions, migrations, removals or transportation of Hazardous Materials on, under or about any portion of the Premises, Common Areas or Project in violation of applicable Hazardous Materials Laws or Tenant’s obligations under this Lease, provided that Tenant has actual knowledge of such event(s). Tenant shall promptly forward to Landlord copies of all requests, orders, notices, permits, applications, and other communications and reports received by Tenant from or submitted by Tenant to any federal, state or local regulatory agency with jurisdiction over Tenant’s operations of the Premises in connection with the foregoing. To the extent any regulatory, judicial or other enforcement action or proceeding in connection with the foregoing is commenced against Tenant, Tenant shall not enter into any discretionary or voluntary settlement, consent decree or other compromise or resolution without first notifying Landlord of Tenant’s intention to do so and affording Landlord the opportunity to contest such proceedings or to join and participate, as a party if Landlord so elects, in such proceedings, and in no event shall Tenant enter into any discretionary or voluntary consent decree, consent order or other agreements with terms which are binding on Landlord or the Premises without Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that Tenant shall provide prompt written notice to Landlord in the event that Tenant is compelled (i.e., the same is not discretionary or voluntary) to enter into any settlement, consent decree, consent order or other compromise, resolution or agreement. Landlord shall have the right to appear at and participate in, any and all judicial or other administrative proceedings concerning any such foregoing claims.

(2) Cleanup Obligations. Tenant, at its sole cost and expense, covenants and warrants to promptly investigate, clean up, remove, restore and otherwise remediate (including, without limitation, preparation of any feasibility studies or reports and the performance of any and all closures) any spill, release, discharge, disposal, emission, migration or transportation, incident or other consequence of its Hazardous Materials Usage in violation of applicable Hazardous Materials Laws or Tenant’s obligations under this Lease and arising from the acts or omissions of Tenant or Tenant’s Agents, in accordance with all applicable Laws, including all Hazardous Materials Laws now or hereinafter enacted, the HMBP Plan and this Lease. Tenant shall provide a written certification to Landlord indicating that Tenant has complied with all applicable reporting requirements in connection with Tenant’s obligations under this Section 7.2.D(1). Any such investigation, clean up, removal, restoration and other remediation shall only be performed after Tenant has notified Landlord with respect to its plans for such work and obtained Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed so long as Tenant is in compliance with all applicable Hazardous Materials Laws. Notwithstanding the foregoing, Tenant shall be entitled to respond immediately to an emergency without first obtaining Landlord’s prior written consent.

(3) Closure and Decommissioning. Tenant, at its sole cost and expense, shall conduct and perform, or cause to be conducted and performed, all closures and decommissioning activity as required by any Hazardous Materials Laws or any federal, state or local regulatory agencies or other governmental authorities having jurisdiction over the Premises and Tenant’s activities thereon, to the extent that such closures and decommissioning activity is required due to Hazardous Materials Usage by Tenant or Tenant’s Agents. All such work undertaken by Tenant, as required herein, shall be performed in such a manner so as to enable Landlord to continue to use the Premises and the other portions of the Project for commercial and industrial leasing .

E. Indemnity. Tenant shall indemnify, hold harmless, and, at Landlord’s option (with such attorneys as Landlord may reasonably approve in advance and in writing), defend Landlord and Landlord’s officers, directors, shareholders, partners, members, managers, employees, contractors, property managers, agents and mortgagees (“Landlord Parties”) and other lien holders, from and against any and all “Losses” (hereinafter defined) arising from or related to: (a) any violation or alleged violation by Tenant or any of Tenant’s Agents of any of the Laws, including, without limitation, the Hazardous Materials Laws; (b) any breach of the provisions of this Section 7.2 or any subsection thereof by Tenant or any of Tenant’s Agents; (c) any Hazardous Materials Usage on, about or from the Premises, the Project or Common Areas of any Hazardous Materials approved by Landlord under this Lease, or (d) Landlord’s exercise of the “Landlord Cure Right,” as that term is defined in subparagraph I., below (except to the extent of any negligence or willful misconduct by Landlord or any Landlord Party in the exercise of such cure right). The term “Losses” shall mean all claims, demands, expenses, actions, judgments, damages, penalties, fines, liabilities, losses of every kind and nature (including, without limitation, property damage, diminution in value of Landlord’s interest in the Premises or the Project, damages for the loss or restriction on use of any space or amenity within the Building or the Project, damages arising from any adverse impact on marketing space in the Project, sums paid in settlement of claims and any costs and expenses associated with injury, illness or death to or of any person), suits, administrative proceedings, costs and fees, including, but not limited to, attorneys’ and consultants’ fees and expenses, and the costs of cleanup, remediation, removal and restoration. To the actual knowledge of Landlord, except as set forth in reports delivered to Tenant before Tenant’s execution of this Lease, Landlord has no written notices, reports, materials or other written information indicating the presence of Hazardous Materials on the Project or the soil, surface water or groundwater thereof in violation of Hazardous Materials Laws. Landlord agrees to indemnify, hold harmless and, at Tenant’s option (with such attorneys as Tenant may approve in advance and in writing) defend Tenant and Tenant’s officers, directors, shareholders, partners, members, managers and employees (“Tenant Parties”) from and against any liability, obligation, damage or costs, including without limitation, claims for personal injuries, property damage or regulatory liability arising out of Hazardous Materials Laws, and including reasonable attorneys’, consultants and expert’s fees and costs, resulting from any Hazardous Materials which were brought onto the Project or within the Building or the Premises by Landlord or a Landlord Party, except to the extent such liability, obligation, damage or costs was a result of the negligence or willful misconduct of Tenant or a Tenant Party, or was proportionately caused, exacerbated or permitted by Tenant or a Tenant Party.

F. Hazardous Material. As used herein, the term “Hazardous Materials” means any hazardous, radioactive or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government or under any Hazardous Materials Laws. The term “Hazardous Material,” includes, without limitation, hazardous radioactive material, radioactive material, mixed waste, petroleum products, asbestos, PCB’s, and any material or substance which is (i) listed under Article 9 or defined as hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Code of Regulations, Division 4, Chapter 20, (ii) defined as a “hazardous waste” pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq. (42 U.S.C. 6903), (iii) defined as a “hazardous substance” pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42

U.S.C. 9601 et seq. (42 U.S.C. 9601) or (iv) regulated as a radioactive material under Title 17, Division 1, Chapter 5, Subchapter 4 of the California Code or Regulations and Title 10, Code of Federal Regulations, part 20. As used herein, the term “Hazardous Materials Laws” shall mean any statute, law, ordinance, or regulation of any governmental body or agency (including the U.S. Environmental Protection Agency, the California Regional Water Quality Control Board, the California Department of Public Health Radiologic Health Branch and the California Department of Toxic Substances Control) which regulates the use, storage, release or disposal of any Hazardous Material.

G. Removal. To the extent not otherwise authorized to do so under its permit-by-rule closure plan or other applicable requirements, Tenant shall promptly remove from the Premises, Building and Project , and in compliance with all applicable laws, all Hazardous Materials used by Tenant in its operations when they are no longer needed for such use.

H. Tenant’s Obligations upon Surrender. At the expiration or earlier termination of the Lease Term, Tenant, at Tenant’s sole cost and expense, shall: (i) cause all Hazardous Materials located on, in or about any portion of the Premises, Building or Project by Tenant or a Tenant Agent, to be removed from the Premises and managed or disposed of in accordance with all Hazardous Materials Laws and as necessary to allow the Premises to be used for any commercial purpose; and (ii) cause to be removed all containers installed or used by Tenant or Tenant’s Agents to store any Hazardous Materials on the Premises, and cause to be repaired any damage to the Premises caused by such removal. Within one hundred twenty (120) days prior to the expiration or earlier termination of this Lease, Landlord may, at Landlord’s sole cost and expense, cause an environmental assessment of the Premises by a competent and experienced environmental engineer or engineering firm reasonably selected by Landlord, which (i) evidences that the Premises are in a clean and safe condition and free and clear of any Hazardous Materials; and (ii) includes a review of the Premises by an environmental consultant for asbestos, mold, fungus, spores, and other moisture conditions, on-site chemical use, and lead-based paint. If such environmental assessment reveals that remediation or clean-up for which Tenant is responsible under this Lease is required under any Hazardous Materials Laws, then (A) Tenant shall promptly reimburse Landlord for the cost of such environmental assessment, and (B) Tenant shall submit a remediation plan prepared by a recognized environmental consultant and shall be responsible for all costs of remediation and clean-up, as provided in this Section 7.2.

I. Landlord Cure Right. If Tenant fails to comply with the terms of this Section 7.2 (subject to any applicable notice and cure periods expressly set forth herein), including, without limitation, if Tenant fails to commence and carry out closure or decommissioning or otherwise fails to promptly investigate, clean up, remove, restore, provide closure or otherwise so remediate the Premises as required by Hazardous Materials Laws, Landlord may, but without obligation to do so, take any and all steps necessary to rectify the same and Tenant shall promptly reimburse Landlord, upon demand, for all out-of-pocket costs and expenses incurred by Landlord in performing Tenant’s obligations with respect to the investigation, clean up, removal, restoration, closure and remediation work hereunder (the “Landlord Cure Right”).

J. Pollution Legal Liability Environmental Insurance. Tenant shall obtain and maintain Pollution Legal Liability Environmental Insurance (i) from an insurance carrier with a rating of no less than A-X in Best’s Insurance Guide, and (ii) providing commercially reasonable coverage and deductibles (to the extent available) with respect to (i) known and unknown pre-existing conditions; (ii) unknown and later discovered conditions; (iii) on-site and off-site third-party claims for bodily injury or property damage; and (iv) legal defense expenses. The form of the Pollution Legal Liability Environmental Insurance policy shall be reasonably acceptable to Landlord, and the term of such policy shall be at least equal to the then-current Lease Term plus an additional six (6) months. Further, notwithstanding anything to the contrary set forth in this Lease, as a condition precedent to the effectiveness of Tenant’s exercise of its right to extend the Lease Term by the Extension Period pursuant to the terms of Exhibit D attached hereto or otherwise, Tenant shall have obtained the policy described in this Section 7.2J, in accordance with the terms of this Section 7.2J, including without limitation, that the term of such policy shall be at least equal to the length of the Extension Period plus an additional six (6) months. Landlord shall be named as an additional named insured on the Pollution Legal Liability Environmental Insurance policy by endorsement, and an endorsement shall be issued to the Pollution Legal Liability Environmental Insurance policy that provides the policy cannot be amended, modified, terminated or cancelled by the insured without the prior written consent of Landlord. Any new Pollution Legal Liability Environmental Insurance policy that Tenant obtains shall provide coverage for pollution conditions and unknown claims arising prior to the date such policy was issued (e.g., pre-existing conditions shall be covered).

K. Consolidation of Other Facilities. In the event that Tenant elects to consolidate one or more of its other existing facilities (including, without limitation, Tenant’s facilities currently located in Fremont, California) into Tenant’s operations at the Premises, prior to such consolidation and any construction or alteration of the improvements in the Premises in connection therewith, Tenant shall submit to Landlord a revised Environmental Questionnaire, HMBP Plan and Closure Plan, and any other reasonably necessary documents as requested by Landlord, describing Tenant’s use of Hazardous Materials as a result of such consolidation (the “Consolidation Hazardous Materials Documents”). Tenant’s use of the Hazardous Materials disclosed in the Consolidation Hazardous Materials Documents shall be subject to Landlord’s prior written consent, which consent shall not be unreasonably withheld or delayed; provided, however, that if the Hazardous Materials described in the Consolidation Hazardous Materials Documents are New Hazardous Materials Usage, then (i) Landlord shall have the right to impose additional terms and conditions on this Lease based upon such hazardous character, handling profile, use, storage and/or disposal of the Hazardous Materials described in the Consolidation Hazardous Materials Documents, to the extent such additional terms and conditions are consistent with the requirements of institutional landlords of Comparable Buildings when leasing space to tenants using Hazardous Materials materially similar in terms of hazardous character, handling profile, usage and quantity to the New Hazardous Materials Usage, and (ii) the installation of any exterior storage tanks or vessels in the Common Area or below grade with respect to such Hazardous Materials described in the Consolidation Hazardous Materials Documents shall be subject to Landlord’s prior written consent, in its sole and absolute discretion.

L. Survival. The obligations of Landlord and Tenant under this Section 7.2 shall survive the expiration or earlier termination of the Lease Term. The rights and obligations of Landlord and Tenant with respect to issues relating to Hazardous Materials are exclusively established by this Section 7.2. In the event of any inconsistency between any other part of this Lease and this Section 7.2, the terms of this Section 7.2 shall control.

7.3 Utilities: Tenant shall promptly pay, as the same become due, all charges for water, gas, electricity, telephone, sewer service, waste pick-up and any other utilities, materials or services furnished directly to or used by Tenant on or about the Premises during the Lease Term, including, without limitation, (i) meter, use and/or connection fees, hook-up fees, or standby fees (excluding any connection fees or hook-up fees which relate to making the existing electrical, gas, and water service available to the Premises as of the Commencement Date), and (ii) penalties for discontinued or interrupted services.

7.4 Compliance with Governmental Regulations: Tenant shall comply with all rules, regulations and requirements promulgated by national, state or local governmental agencies or utility suppliers concerning the use of utility services, including any rationing, limitation or other control. Tenant shall not be entitled to terminate this Lease nor to any abatement in rent by reason of such compliance.

7.5 Interruption of Use: Notwithstanding anything to the contrary set forth in this Lease, in the event that any utility service provided to the Premises is interrupted for a period in excess of five (5) consecutive days (an “Abatement Event”) due to the active or gross negligence or willful misconduct of Landlord or Landlord’s Agents, Tenant’s sole remedy with respect to such Abatement Event shall be an abatement of Tenant’s obligation to pay Rent under this Lease in proportion to the extent that the Premises is untenantable and Tenant does not in fact use the Premises for the Permitted Use as a result of such interruption. In the event of any Abatement Event that is not due to the active or gross negligence or willful misconduct of Landlord or Landlord’s Agents, Tenant’s sole remedy shall be an abatement of Tenant’s obligation to pay Rent under this Lease in an amount not to exceed the total amount of any reimbursement actually received by Landlord from any rental loss insurance policy maintained by Landlord.

ARTICLE 8

OPERATING EXPENSES

8.1 Tenant’s Payment Obligation: As Additional Rent, Tenant shall pay Tenant’s Share (specified in Section G of the Summary) of all Operating Expenses. Tenant shall pay such share of the actual Operating Expenses incurred or paid by Landlord but not theretofore billed to Tenant within thirty (30) days after receipt of a written bill therefor from Landlord, on such periodic basis as Landlord shall designate, but in no event more frequently than once a month. Alternatively, Landlord may from time to time require that Tenant pay Tenant’s Share of Operating Expenses in advance in estimated monthly installments, in accordance with the following: (i) Landlord shall deliver to Tenant Landlord’s reasonable estimate of the Operating Expenses it anticipates will be paid or incurred for the Landlord’s fiscal year in question; (ii) during such Landlord’s fiscal year Tenant shall pay such share of the estimated Operating Expenses in advance in monthly installments as required by Landlord due with the installments of Base Monthly Rent; and (iii) within one hundred eighty (180) days after the end of each Landlord’s fiscal year, Landlord shall furnish to Tenant a statement in reasonable detail of the actual Operating Expenses paid or incurred by Landlord during the just ended Landlord’s fiscal year (the “Annual Reconciliation Statement”) and thereupon there shall be an adjustment between Landlord and Tenant, with payment to Landlord or credit by Landlord against the next installment of Base Monthly Rent (or refund to Tenant with respect to the last year of the Lease Term), as the case may require, within thirty (30) days after delivery by Landlord to Tenant of said statement, so that Landlord shall receive the entire amount of Tenant’s Share of all Operating Expenses for such Landlord’s fiscal year and no more. The failure of Landlord to delivery such annual reconciliation statement within said 180-day period under clause (iii) above shall not constitute a waiver or otherwise release a party from its obligation to make a payment or credit when such reconciliation is actually done.

Notwithstanding anything to the contrary in this Lease, if the Project consists of multiple buildings, certain Operating Expenses may pertain to a particular building(s) and other Operating Expenses to the Project as a whole. Landlord reserves the right in its reasonable discretion to equitably allocate any such costs applicable to any particular building within the Project to the building in question whose tenants shall be responsible for payment of their respective proportionate shares in the pertinent building and other such costs applicable to the Project to each building in the Project (including the Building) with the tenants in each such building being responsible for paying their respective proportionate shares in such building of such costs to the extent required under the applicable leases. Landlord shall use commercially reasonable efforts to allocate such costs to the buildings (including the Building) in a reasonable, non-discriminatory manner and such allocation shall be binding on Tenant.

8.2 Operating Expenses Defined: The term “Operating Expenses” shall mean the total amounts paid or payable, whether by Landlord or others on behalf of Landlord, in connection with the ownership, maintenance, repair, and operations of the Building, the Common Areas and the Project, including without limitation, the following:

A. All costs and expenses paid or incurred by Landlord in doing the following (including payments to independent contractors providing services related to the performance of the following): (i) maintaining, cleaning, repairing and resurfacing the roof (including repair of leaks) and the exterior surfaces (including painting) of all buildings located on the Project; (ii) maintenance of any liability, fire, property damage, earthquake and other insurance covering the Project carried by Landlord pursuant to Section 9.2 (including the prepayment of premiums for coverage of up to one year, provided that Tenant shall not be responsible for any premiums relating to any time period for which Tenant is not obligated to pay its share of Operating Expenses hereunder); (iii) subject to Section 5.4 and Article 6, above, maintaining, repairing, operating and replacing when necessary HVAC equipment, utility facilities and other building service equipment; (iv) providing utilities to the Common Area (including lighting, trash removal and water for landscaping irrigation); (v) complying with all applicable Laws and Private Restrictions; (vi) operating, maintaining, repairing, cleaning, painting, re-striping and resurfacing the Common Area; (vii) replacement or installation of lighting fixtures, directional or other signs and signals, irrigation systems, trees, shrubs, ground cover and other plant materials, and all landscaping in the Common Area; and (viii) providing security (provided, however, that Landlord shall not be obligated to provide security and if it does, Landlord may discontinue such service at any time and in any event Landlord shall not be responsible for any act or omission of any security personnel); and (ix) capital improvements as provided in Section 5.4 hereof;

B. The following costs: (i) Real Property Taxes as defined in Section 8.3; (ii) the amount of any “deductible” paid by Landlord with respect to damage caused by any Insured Peril, provided that such deductible is in a commercially reasonable amount comparable to deductibles paid by landlords of comparable institutionally-owned buildings of similar size, age, location, quality of appearance and services to the Building, and located in the Santa Clara, California area (“Comparable Buildings”); (iii) the amount of any deductibles paid by Landlord with respect to damage caused by earthquake, flood or terrorist act, subject to Section 5.4(iv), above, and provided that Tenant’s Share of such deductibles shall not exceed a cumulative amount equal to $1.50 per rentable square foot of the Premises per year, and provided further than no part of any such cumulative deductible amounts incurred by Landlord in excess of the forgoing cap in any fiscal year during the Lease Term may be amortized or otherwise passed through to Tenant as part of Operating Expenses in any future fiscal year during the Lease Term; and (iv) that portion of all compensation (including benefits and premiums for workers’ compensation and other insurance) paid to or on behalf of employees of Landlord but only to the extent they are involved in the performance of the work described by Section 8.2A that is fairly allocable to the Project;

C. Fees for property management services rendered by either Landlord or a third party manager engaged by Landlord (which may be a party affiliated with Landlord), not to exceed the monthly rate of three percent (3%) of the gross revenues from the Project, plus charges for office rent for property management, supplies, equipment, salaries, wages, bonuses and other compensation (including fringe benefits, vacation, holidays and other paid absence benefits) relating to employees of Landlord or its property manager or agents engaged in the management, operation, repair, or maintenance of the Building and/or Common Areas of the Project;

D. All additional costs and expenses incurred by Landlord with respect to the operation, protection, maintenance, repair and replacement of the Project which would be considered a current expense pursuant to commercially reasonable real estate management and accounting principles consistent with the practices of landlords of comparable properties located in Santa Clara, California.

E. Notwithstanding the foregoing, for purposes of this Lease, Operating Expenses shall not, however, include:

(1) payments on any loans or ground leases affecting the Project;

(2) depreciation of any building or any major systems of building service equipment within the Project;

(3) any cost incurred in complying with Hazardous Materials Laws, which subject is governed exclusively by Section 7.2, it being understood that in no event will any costs related to the presence of any Hazardous Materials on, under or about the Project be included in Operating Expenses;

(4) costs, including legal fees, space planners’ fees, and brokerage or finder’s fees incurred in connection with the original construction or development, or original or future leasing of the Project, and costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements made for other tenants or occupants of the Project or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Project (excluding, however, such costs relating to any common areas of the Building or Project or parking facilities);

(5) any bad debt loss, rent loss, or reserves for bad debts or rent loss;

(6) costs associated with the operation of the business of the limited liability company, partnership or entity which constitutes Landlord, as the same are distinguished from the costs of operation of the Building or Project (which shall specifically include, but not be limited to, accounting costs associated with the operation of the Building or Project). Costs associated with the operation of the business of the limited liability company, partnership or entity which constitutes Landlord include costs of partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of the Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of the Landlord’s interest in the Project, and costs incurred in connection with any disputes between Landlord and its employees, between Landlord and Project management, or between Landlord and other tenants or occupants;

(7) except for a management fee provided in Section 8.2.C above, overhead and profit increment paid to the Landlord or to subsidiaries or affiliates of the Landlord for services in the Project to the extent the same exceeds the costs of such services rendered by qualified, unaffiliated third parties on a competitive basis;

(8) costs arising from the active or gross negligence or willful misconduct of Landlord or its agents, employees, vendors, contractors, or providers of materials or services;

(9) costs, including fines or penalties, incurred due to a violation of any Law by Landlord or any of Landlord’s Agents, but not including (i) on-going recurring compliance costs (by way of example only, costs to comply with a Law requiring periodic elevator maintenance, or related to fire-extinguisher inspections, which shall be included in Operating Expenses), or (ii) costs resulting from a violation of any Law by Tenant or any of Tenant’s agents or Tenant’s failure to timely pay Tenant’s Share of Operating Expenses to Landlord, in which event Tenant shall be solely responsible for such costs;

(10) costs for repairs or other work incurred by reason of fire or other casualty, or by the exercise of the right of eminent domain, to the extent Landlord is reimbursed through insurance proceeds or condemnation awards, or would have been so reimbursed if Landlord had in force all insurance required to be carried by Landlord under this Lease;

(11) costs for repairs to correct defects in the original construction of the Project, or repairs that are covered by warranties to the extent actually covered by such warranties;

(12) legal fees and costs, settlements, judgments or awards paid or incurred because of disputes between Landlord and Tenant, Landlord and other tenants or prospective occupants or prospective tenants/occupants or providers of goods and services to the Project;

(13) costs for capital improvements to the Project (including, without limitation, capital expenditures related solely to another building of the Project and not to the Building or to the Project as a whole), except as set forth in Section 5.4, above;

(14) advertising and promotional expenses;

(15) costs for which Landlord receives separate reimbursement directly from any other tenant (other than as a reimbursement of operating expenses) or occupant of the Project;

(16) wages and/or benefits attributable to personnel above the level of Project manager or Project engineer;

(17) rentals and other related expenses incurred in leasing Building equipment which if purchased the cost of which would be excluded from Operating Expenses as a capital cost, except equipment not affixed to the Project which is used in providing janitorial or similar services and, further excepting from this exclusion such equipment rented or leased to remedy or ameliorate an emergency condition in the Building or Common Area servicing the Building;

(18) costs arising from Landlord’s charitable or political contributions;

(19) costs of acquiring sculptures, paintings or other object of art;

(20) fines, penalties or interest payable by Landlord (unless such fines, penalties and interest result from Tenant’s failure to timely pay its Share of Operating Expenses to Landlord, in which event Tenant shall be solely responsible for such costs);

(21) costs first accruing after the expiration or earlier termination of this Lease; and

(22) the amount of any insurance deductible relating to damage caused by an event of casualty that is the triggering event for the termination of this Lease pursuant to Article 11, below.

F. Intentionally Omitted.

8.3 Real Property Taxes Defined: The term “Real Property Taxes” shall mean all taxes, assessments, levies, and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay any existing or future general or special assessments for public improvements, services or benefits, and any increases resulting from reassessments resulting from a change in ownership, new construction, or any other cause), now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy or use of all or any portion of the Project (as now constructed or as may at any time hereafter be constructed, altered, or otherwise changed) or Landlord’s interest therein, the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located on the Project, the gross receipts, income, or rentals from the Project, or the use of parking areas, public utilities, or energy within the Project, or Landlord’s business of leasing the Project. The parties acknowledged that Proposition 13 was adopted by the voters of the State of California in the June 1978 election (“Proposition 13”) and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants, and, in further recognition of the decrease in the level and quality of governmental services and amenities as a result of Proposition 13, Real Property Taxes shall also include any governmental or private assessments or the Project’s contribution towards a governmental or private cost-sharing agreement for the purpose of augmenting or improving the quality of services and amenities normally provided by governmental agencies. If at any time during the Lease Term the method of taxation or assessment of the Project prevailing as of the Effective Date shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of the Project or Landlord’s interest therein, or (ii) on or measured by the gross receipts, income or rentals from the Project, on Landlord’s business of leasing the Project, or computed in any manner with respect to the operation of the Project, then any such tax or charge, however designated, shall be included within the meaning of the term Real Property Taxes for purposes of this Lease. If any Real Property Tax is based upon property or rents unrelated to the Project, then only that part of such Real Property Tax that is fairly allocable to the Project shall be included within the meaning of the term Real Property Taxes. Notwithstanding anything to the contrary set forth herein, in the event that any assessment or Real Property Taxes may be payable in installments over a period in excess of one (1) year, Tenant’s share of Real Property Taxes shall be determined as if Landlord had elected to pay the charge in the permitted maximum number of installments (including any costs and fees in connection therewith), and Tenant shall be responsible only for those installments or parts of installments which would be attributable to the Lease Term. Any costs and expenses (including, without limitation, reasonable attorneys’ and consultants’ fees) reasonably incurred in attempting to protest, reduce or minimize Tax Expenses (a “Tax Appeal”) shall be included in Real Property Taxes in the year such expenses are incurred. Tax refunds shall be credited against Real Property Taxes and refunded to Tenant regardless of when received, based on the year to which the refund is applicable, provided that in no event shall the amount to be refunded to Tenant for any such year exceed the total amount paid by Tenant as Additional Rent under this Article 8 for such year. If Real Property Taxes for any period during the Lease Term or any extension thereof are increased after payment thereof for any reason, including, without limitation, error or reassessment by applicable governmental or municipal authorities, Tenant shall pay Landlord upon demand Tenant’s Share of any such increased Real Property Taxes included by Landlord as Operating Expenses pursuant to the terms of this Lease. Notwithstanding the foregoing, the term Real Property Taxes shall not include (a) estate, inheritance, succession, transfer, gift or franchise taxes of Landlord, (b) any federal or state net income tax imposed on Landlord’s income from all sources; (c) any real estate taxes related to any period of time prior to the Commencement Date; (d) any liens or levies to the extent related to Hazardous Materials on the Project that were not caused or introduced onto the Project by Tenant or any of Tenant’s Agents; or (e) any interest, fines or penalties payable due to the failure of Landlord to pay Real Property Taxes in a timely manner (unless such interest, fines and penalties are caused by Tenant’s failure to pay its share of Real Property Taxes as they become due, in which event Tenant shall be solely responsible for such costs). Notwithstanding the foregoing, while Landlord shall not be obligated to file any application or institute any proceeding seeking a reduction in Real Property Taxes, in the event that Landlord elects to file a Proposition 8 application seeking a temporary reduction in Real Property Taxes with respect to any building in the Project, Landlord shall include the Building in such application (or shall make a separate such application relating thereto). If Landlord does not initiate within sixty (60) days after written request by Tenant and thereafter diligently pursue a Tax Appeal, Tenant shall have the right to do so and if Tenant’s Tax Appeal results in a refund or reduction of such Real Property Taxes, then within thirty (30) days after Landlord’s receipt of the refund, Landlord shall refund to Tenant all costs and expenses incurred by Tenant (to the extent the refund exceeds such costs and expenses) and Tenant’s Share of the remaining amount of such abatement or refund shall be applied by Landlord as a credit against Rent next becoming due.

The parcel containing the Building may be a separate tax parcel that may also contain other buildings on such parcel. In such event and if the Building and the buildings and improvements are currently included in the same tax bill and contain different size and types of improvements, Landlord shall have the right to equitably allocate the Taxes to each such building in accordance with Landlord’s reasonable accounting and management principles.

8.4 Landlord’s Books and Records: Following Tenant’s receipt of the Annual Reconciliation Statement, Tenant shall have the right, upon prior written notice to Landlord (“Audit Notice”), to commence and complete an audit of Landlord’s books and records concerning the Operating Expenses for the Landlord’s fiscal year that is the subject of such statement (the “Records”), within ninety (90) days following the delivery of such statement (the “Review Period”). Following delivery of an Audit Notice, and provided that no Event of Tenant’s Default is not then occurring, Tenant shall have the right, at Tenant’s sole cost, during Landlord’s regular business hours and on reasonable prior notice to Landlord, to audit the Records at Landlord’s principal business office (or at any other location in northern California designated by Landlord). Such audit shall occur within sixty (60) days following the delivery of the Audit Notice. Tenant’s audit of the Records pursuant to this Section 8.5 shall be conducted only by a reputable independent nationally or regionally recognized certified public accounting firm, subject to Landlord’s reasonable approval, which accounting firm: (i) shall have previous experience in auditing financial operating records of landlords of institutionally-owned buildings; (ii) shall not already be providing accounting and/or lease administration services to Tenant and shall not have provided accounting and/or lease administration services to Tenant in the past three (3) years; (iii) shall not be retained by Tenant on a contingency fee basis (i.e. Tenant must be billed based on the actual time and materials that are incurred by the accounting firm in the performance of the audit), and a copy of the executed audit agreement between Tenant and auditor shall be provided to Landlord prior to the commencement of the audit; and (iv) at Landlord’s option, both Tenant and auditor shall be required to execute a commercially reasonable confidentially agreement prepared by Landlord. Any audit report prepared by Tenant’s auditors shall be delivered concurrently to Landlord and Tenant within the Review Period. If, after such audit of the Records, Tenant disputes the amount of Operating Expense for the year under audit, Landlord and Tenant shall meet and attempt in good faith to resolve the dispute. If the parties are unable to resolve the dispute within sixty (60) days after completion of Tenant’s audit, then, at Tenant’s request, an independent certified public accounting firm selected by Landlord, and reasonably approved by Tenant, shall, at Tenant’s cost, conduct an audit of the relevant Operating Expenses (the “Neutral Audit”). Tenant shall pay all costs and expenses of the Neutral Audit unless the final determination in such Neutral Audit is that Landlord overstated Operating Expenses in the Annual Reconciliation Statement for the year being audited by more than three percent (3%), in which case Landlord shall pay the actual and reasonable costs and expenses of the Neutral Audit, in an amount not to exceed Ten Thousand and 00/100 Dollars ($10,000.00). In any event, Landlord will promptly reimburse Tenant or provide a credit for any overstatement of Operating Expenses, and Tenant shall promptly pay to Landlord any understatement of Operating Expenses. To the extent Landlord and Tenant fail to otherwise reach mutual agreement regarding Operating Expenses, the foregoing audit and Neutral Audit procedures shall be the sole methods to be used by Tenant to dispute the amount of any Operating Expenses payable by Tenant pursuant to the terms of this Lease.

ARTICLE 9

INSURANCE

9.1 Tenant’s Insurance: Tenant shall maintain insurance complying with all of the following:

A. Types. Tenant shall procure, pay for and keep in full force and effect the following:

(1) Commercial general liability insurance, including property damage, against liability for personal injury, bodily injury, death and damage to property occurring in or about, or resulting from an occurrence in or about, the Premises with combined single limit coverage of not less than the amount of Tenant’s Liability Insurance Minimum specified in Section P of the Summary, which insurance shall contain a “contractual liability” endorsement insuring Tenant’s performance of Tenant’s obligation to indemnify Landlord contained in Section 10.3;

(2) Fire and property damage insurance in so-called “all risk” form insuring Tenant’s Trade Fixtures, and Tenant’s Alterations for the full actual replacement cost thereof; and

(3) Insurance for: (a) Business Auto Liability covering owned, non-owned and hired vehicles with a limit of not less than $1,000,000 per accident; (b) Employers Liability with limits of $1,000,000 each accident, $1,000,000 disease policy limit, $1,000,000 disease—each employee; (c) Business Interruption Insurance for one hundred percent (100%) of the twelve (12) months actual loss sustained, and (d) Excess Liability in the amount of $5,000,000. In addition, whenever Tenant shall undertake any alterations, additions or improvements in, to or about the Leased Premises (“Work”) the aforesaid insurance protection must extend to and include injuries to persons and damage to property arising in connection with such Work, and such other insurance as Landlord shall reasonably require consistent with requirements of landlords of comparable properties located in Santa Clara, California; and the policies of or certificates evidencing such insurance must be delivered to Landlord prior to the commencement of any such Work.

B. Requirements. Where applicable and required by Landlord, each policy of insurance required to be carried by Tenant pursuant to this Section 9.1: (i) shall name Landlord and such other parties in interest as Landlord reasonably designates as additional insured; (ii) shall be primary insurance which provides that the insurer shall be liable for the full amount of the loss up to and including the total amount of liability set forth in the declarations without the right of contribution from any other insurance coverage of Landlord; (iii) shall be in a form reasonably satisfactory to Landlord; (iv) shall be carried with companies licensed to do business in California and with a rating of no less than A-VIII; (v) shall provide that such policy shall not be subject to cancellation, lapse or a reduction in coverage except after at least thirty (30) days prior written notice to Landlord so long as such provision of thirty (30) days’ notice is reasonably obtainable at a commercially reasonable cost, but in any event Tenant shall provide Landlord not less than ten (10) days prior written notice; (vi) shall not have a “deductible” in excess of such amount as is reasonably approved by Landlord; (vii) shall contain a cross liability endorsement; and (viii) shall contain a “severability” clause. If Tenant has in full force and effect a blanket policy of liability insurance with the same coverage for the Premises as described above, as well as other coverage of other premises and properties of Tenant, or in which Tenant has some interest, such blanket insurance shall satisfy the requirements of this Section 9.1.

C. Evidence. A certificate of the insurer, certifying that each policy required to be carried by Tenant pursuant to this Section 9.1 has been issued, provides the coverage required by this Section 9.1, and contains the provisions specified herein, shall be delivered to Landlord prior to the time Tenant or any of its Agents enters the Premises and upon renewal of such policies, but not less than five (5) days prior to the expiration of the term of such coverage. If any Lender or insurance advisor reasonably determines that the amount of coverage required for any policy of insurance Tenant is to obtain pursuant to this Section 9.1 is not adequate, then Tenant shall increase such coverage for such insurance to such amount as such Lender or insurance advisor reasonably deems adequate, not to exceed the level of coverage for such insurance commonly carried by comparable businesses similarly situated; provided that Tenant shall not be obligated to increase its insurance coverage pursuant to the foregoing more than once during any three (3)-year period during the Lease Term.

9.2 Landlord’s Insurance: Landlord shall have the following obligations and options regarding insurance:

A. Property Damage. Landlord shall maintain a policy or policies of fire and property damage insurance in so-called “all risk” form insuring Landlord (and such others as Landlord may designate) against loss of rents for a period of not less than twelve (12) months and from physical damage to the Project with coverage of not less than the full replacement cost thereof. Landlord may so insure the Project separately, or may insure the Project with other property owned by Landlord which Landlord elects to insure together under the same policy or policies. Landlord shall have the right, but not the obligation, in its sole and absolute discretion, to obtain insurance for such additional perils as Landlord deems appropriate, including, without limitation, coverage for damage by earthquake and/or flood. All such coverage shall contain commercially reasonable “deductibles” consistent with those maintained by landlords of comparable properties located in Santa Clara, California. Landlord shall not be required to cause such insurance to cover any Trade Fixtures or Tenant’s Alterations of Tenant.

B. Other. Landlord shall maintain a policy or policies of commercial general liability insurance insuring Landlord (and such others as are designated by Landlord) against liability for personal injury, bodily injury, death and damage to property occurring or resulting from an occurrence in, on or about the Project, with combined single limit coverage in such amount as Landlord from time to time determines is reasonably necessary for its protection.

C. Tenant’s Obligation to Reimburse: If Landlord’s insurance rates with respect to the Building or Outside Area are increased at any time during the Lease Term as a result of the nature of Tenant’s particular use of the Premises, Tenant shall reimburse Landlord for the full amount of such increase immediately upon receipt of a bill from Landlord therefor.

9.3 Release and Waiver of Subrogation: Notwithstanding anything to the contrary contained herein, the parties hereto release each other, and their respective agents and employees, and approved subtenants of the Premises (provided such subtenants provide a reciprocal release and waiver of subrogation) from any liability for injury or damage to property that is caused by or results from any risk insured against (or required to be insured against) under any valid and collectible property insurance policy carried (or required to be carried) by either of the parties, or which would normally be covered by so-called “all risk” or “special form” property insurance, without regard to the negligence or willful misconduct of the entity or party so released or any other cause. Each party shall cause each property insurance policy obtained by it to provide that the insurer waives all right of recovery by way of subrogation against the other party and its agents and employees in connection with any injury or damage covered by such policy.

ARTICLE 10

LIMITATION ON LANDLORD’S LIABILITY AND INDEMNITY

10.1 Limitation on Landlord’s Liability: Landlord shall not be liable to Tenant, nor shall Tenant be entitled to terminate this Lease or to any abatement of rent (except as expressly provided otherwise herein), for any injury to Tenant or Tenant’s Agents, damage to the property of Tenant or Tenant’s Agents, or loss to Tenant’s business resulting from any cause, including without limitation any: (i) failure, interruption or installation of any HVAC or other utility system or service; (ii) failure to furnish or delay in furnishing any utilities or services when such failure or delay is caused by fire or other peril, the elements, labor disturbances of any character, or any other accidents or other conditions beyond the reasonable control of Landlord; (iii) limitation, curtailment, rationing or restriction on the use of water or electricity, gas or any other form of energy or any services or utility serving the Project; (iv) vandalism or forcible entry by unauthorized persons or the criminal act of any person; or (v) penetration of water into or onto any portion of the Premises or the Building through roof leaks or otherwise. Notwithstanding the foregoing but subject to Section 9.3, Landlord shall be liable for any such injury, damage or loss which is proximately caused by the willful misconduct or gross negligence of Landlord or Landlord’s Agents.

10.2 Limitation on Tenant’s Recourse: If Landlord or Tenant is a corporation, limited liability company, trust, partnership, joint venture, unincorporated association or other form of business entity: (i) the obligations of such party shall not constitute personal obligations of the officers, directors, trustees, partners, joint venturers, members, owners, stockholders, or other principals or representatives of such business entity; and (ii) neither Landlord nor Tenant shall have recourse to the assets of the other party’s officers, directors, trustees, partners, joint venturers, members, owners, stockholders, principals or representatives except to the extent of their interest in the Project. Tenant shall have recourse only to the interest of Landlord in the Project, including any interest in the rents of the Project and any sale, condemnation or insurance proceeds payable to Landlord (collectively, “Owner Proceeds”), for the satisfaction of the obligations of Landlord and shall not have recourse to any other assets of Landlord for the satisfaction of such obligations; provided, however, that Tenant shall not be entitled to recover any Owner Proceeds from Landlord or any third party after such Owner Proceeds have been distributed or paid to such third party.

10.3 Indemnification of Landlord: Tenant shall hold harmless, indemnify and defend Landlord, and its employees, agents and contractors, with competent counsel reasonably satisfactory to Landlord (and Landlord agrees to accept counsel that any insurer requires be used), from all liability, penalties, losses, damages, costs, expenses, causes of action, claims and/or judgments arising by reason of any death, bodily injury, personal injury or property damage to the extent resulting from (i) any cause or causes whatsoever occurring in or on the Premises during the Lease Term, except to the extent of (A) the willful misconduct, active negligence or gross negligence of Landlord or Landlord’s Agents, (B) resulting from the violation of any Laws by Landlord or Landlord’s Agents, or (C) resulting from the underground migration of Hazardous Materials not brought onto the Project by Tenant or a Tenant Party, (ii) the negligence or willful misconduct of Tenant or its agents, employees and contractors, or (iii) an Event of Tenant’s Default. The provisions of this Section 10.3 shall survive the expiration or sooner termination of this Lease.

10.4 Indemnification of Tenant. Landlord shall hold harmless, indemnify and defend Tenant, and its employees, agents and contractors, with competent counsel reasonably satisfactory to Tenant (and Tenant agrees to accept counsel that any insurer requires be used), from all liability, penalties, losses, damages, costs, expenses, causes of action, claims and/or judgments arising by reason of any death, bodily injury, personal injury or property damage to the extent resulting from the violation of any Laws or the negligence (to the extent not covered by the insurance carried or required to be carried by Landlord pursuant to this Lease), the gross negligence or willful misconduct of Landlord or Landlord’s Agents. The provisions of this Section 10.4 shall survive the expiration or sooner termination of this Lease.

10.5 In General. ~~Notwithstanding anything to the contrary set forth in this Lease, either party’s agreement to indemnify the other party as set forth in Section 10.3 and 10.4, above, shall be ineffective to the extent the matters for which such party agreed to indemnify the other party are covered by insurance required to be carried by the non-indemnifying party pursuant to this Lease. Further,~~ Tenant’s agreement to indemnify Landlord pursuant to Section 10.3, above, and Landlord’s agreement to indemnify Tenant pursuant to Section 10.4, above, are not intended to and shall not relieve any insurance carrier of its obligations under policies required to be carried pursuant to the provisions of this Lease, to the extent such policies cover, or if carried, would have covered the matters, subject to the parties’ respective indemnification obligations; nor shall they supersede the terms of Section 9.3 of this Lease.

ARTICLE 11

DAMAGE TO PREMISES

11.1 Landlord’s Duty to Restore: If the Premises are damaged by any peril after the Effective Date, Landlord shall restore the Premises unless the Lease is terminated by Landlord pursuant to Section 11.2 or by Tenant pursuant to Section 11.3. All insurance proceeds available from the fire and property damage insurance carried by Landlord pursuant to Section 9.2 shall be paid to and become the property of Landlord. If this Lease is terminated pursuant to either Section 11.2 or Section 11.3, then all insurance proceeds available from insurance carried by Tenant which covers loss to property that is Landlord’s property or would become Landlord’s property on termination of this Lease shall be paid to and become the property of Landlord. If this Lease is not so terminated, then upon receipt of the insurance proceeds (if the loss is covered by insurance) and the issuance of all necessary governmental permits, Landlord shall commence and diligently prosecute to completion the restoration of the Premises, to the extent then allowed by Law, to substantially the same condition in which the Premises were immediately prior to such damage. Landlord’s obligation to restore shall be limited to the Premises and interior improvements, excluding any Tenant’s Alterations, Trade Fixtures and/or personal property constructed or installed by Tenant in the Premises. Tenant shall forthwith replace or fully repair all the Tenant’s Alterations installed by Tenant and existing at the time of such damage or destruction, subject to any changes or additions to such Tenant’s Alterations that are (i) requested by Tenant and approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed, or (ii) required by applicable Law.

11.2 Landlord’s Right to Terminate: Landlord shall have the right to terminate this Lease in the event any of the following occurs, which right may be exercised only by delivery to Tenant of a written notice of election to terminate within thirty (30) days after the date of such damage:

A. Damage From Insured Peril. The Building is damaged by an Insured Peril to such an extent that the estimated cost to restore exceeds fifty percent (50%) of the then actual replacement cost thereof, and the estimated time for repair and restoration of the Building exceeds one (1) year, but only to the extent that Landlord terminates the leases of all similarly situated and affected tenants of the Project;

B. Damage From Uninsured Peril. The Building is damaged by an Uninsured Peril to such an extent that the estimated cost to restore exceeds five percent (5%) of the then actual replacement cost thereof; provided, however, that Landlord may not terminate this Lease pursuant to this Section 11.2.B if Tenant agrees in writing to pay the amount by which the cost to restore the damage to the Building exceeds such amount and subsequently deposits such excess amount with Landlord within thirty (30) days after Landlord has notified Tenant of its election to terminate this Lease;

C. Damage Near End of Term. The Premises are damaged by any peril within twelve (12) months of the last day of the Lease Term to such an extent that the estimated cost to restore equals or exceeds an amount equal to six (6) times the Base Monthly Rent then due; provided, however, that Landlord may not terminate this Lease pursuant to this Section 11.2.C if Tenant, at the time of such damage, has a then valid express written option to extend the Lease Term and Tenant exercises such option to extend within fifteen (15) days following the date of such damage; or

D. Restrictions on Restoration. The Building is damaged by any peril and, because of the Laws then in force, (i) cannot be restored to substantially the same condition in which it was prior to such damage, or (ii) cannot be used for the Permitted Use if restored as required by this Article.

E. Defined Terms. As used herein, the following terms shall have the following meanings: (i) the term “Insured Peril” shall mean a peril actually insured against (or required to be insured against under this Lease) for which the insurance proceeds actually received by Landlord are sufficient (or would have been sufficient had Landlord maintained the required insurance) (except for any “deductible” amount specified by such insurance) to restore the Building under then existing building codes to substantially the condition existing immediately prior to the damage; and (ii) the term “Uninsured Peril” shall mean any peril which is not an Insured Peril. Notwithstanding the foregoing, if the “deductible” for earthquake, flood or terrorism insurance exceeds five percent (5%) of the replacement cost of the improvements insured, such peril shall be deemed an “Uninsured Peril”.

F. Effect of Termination. In the event that Landlord terminates this Lease pursuant to this Section 11.2, Tenant shall have no obligation to pay or contribute to any portion of any deductible under any applicable insurance policy carried or required to be carried by Landlord pursuant to this Lease.

11.3 Tenant’s Right to Terminate: If the Premises are damaged by any peril and Landlord does not elect to terminate this Lease or is not entitled to terminate this Lease pursuant to Section 11.2, then as soon as reasonably practicable, Landlord shall furnish Tenant with the written opinion of Landlord’s licensed architect or construction consultant as to when the restoration work required of Landlord may be completed. Tenant shall have the right to terminate this Lease in the event any of the following occurs, which right may be exercised only by delivery to Landlord of a written notice of election to terminate within fifteen (15) days after Tenant receives from Landlord the estimate of the time needed to complete such restoration.

A. Major Damage. The Premises are damaged by any peril and, in the reasonable opinion of Landlord’s architect or construction consultant, the restoration of the Premises cannot be substantially completed within one (1) year after the date of such damage; or

B. Damage Near End of Term. The Premises are damaged by any peril within twelve (12) months of the last day of the Lease Term and, in the reasonable opinion of Landlord’s licensed architect or construction consultant, the restoration of the Premises cannot be substantially completed within ninety (90) days after the date of such damage and such damage materially and adversely impairs Tenant’s ability to operate from the Premises for the Permitted Use.

C. Failure to Complete Restoration. The Premises are damaged by any peril, the restoration is not substantially completed within one (1) year following the date on which Landlord obtains the necessary building permits for such restoration (but in no event more than fifteen (15) months from the date of such damage), and Landlord fails to substantially complete such restoration within thirty (30) days following Landlord’s receipt of a written notice from Tenant of its election to terminate this Lease pursuant to this Section 11.3.C.

11.4 Abatement of Rent: In the event of damage to the Premises which does not result in the termination of this Lease, then from and after the date of such damage the Base Monthly Rent and the Additional Rent shall be temporarily abated during the period of restoration in proportion to the degree to which Tenant’s use of the Premises is impaired by such damage. In the event of damage to the Premises which results in the termination of this Lease, then Tenant shall not be obligated to pay the Base Monthly Rent and the Additional Rent otherwise due and payable by Tenant under this Lease from and after the date of such damage until the date on which this Lease is terminated. Tenant shall not be entitled to any compensation or damages from Landlord for loss of Tenant’s business or property or for any inconvenience or annoyance caused by such damage or restoration. Tenant hereby waives the provisions of California Civil Code Sections 1932(2) and 1933(4) and the provisions of any similar law hereinafter enacted.

ARTICLE 12

CONDEMNATION

12.1 Landlord’s Termination Right: Landlord shall have the right to terminate this Lease if, as a result of a taking by means of the exercise of the power of eminent domain (including a voluntary sale or transfer by Landlord to a condemnor under threat of condemnation), (i) ten percent (10%) or more of the Premises is so taken, (ii) more than ten percent (10%) of the Building Leasable Area is so taken, or (iii) more than fifty percent (50%) of the Common Area is so taken. Any such right to terminate by Landlord must be exercised within a reasonable period of time, to be effective as of the date possession is taken by the condemnor.

12.2 Tenant’s Termination Right: Tenant shall have the right to terminate this Lease if, as a result of any taking by means of the exercise of the power of eminent domain (including any voluntary sale or transfer by Landlord to any condemnor under threat of condemnation), (i) ten percent (10%) or more of the Premises is so taken, or a material portion of the manufacturing area of the Premises is taken such that, in Tenant’s commercially reasonable business judgment, Tenant can no longer conduct its business from the Premises for the Permitted Use, and the part of the Premises that remains cannot be restored within a reasonable period of time and thereby made reasonably suitable for the continued operation of the Tenant’s business, or (ii) there is a taking affecting the Common Area and, as a result of such taking, Landlord cannot provide parking within reasonable walking distance of the Premises equal in number to at least eighty percent (80%) of the number of passes allocated to Tenant pursuant to this Lease, whether by rearrangement of the remaining parking areas in the Common Area (including construction of multi-deck parking structures or re-striping for compact cars where permitted by Law) or by alternative parking facilities on other land. Tenant must exercise such right within a reasonable period of time, to be effective on the date that possession of that portion of the Premises or Common Area that is condemned is taken by the condemnor.

12.3 Restoration and Abatement of Rent: If any part of the Premises or the Common Area is taken by condemnation (other than a temporary taking) and this Lease is not terminated, then Landlord shall restore the remaining portion of the Premises and Common Area and interior improvements constructed by Landlord as they existed as of the Commencement Date, excluding any Tenant’s Alterations, Trade Fixtures and/or personal property constructed or installed by Tenant, and the Base Monthly Rent and Additional Rent payable by Tenant hereunder shall be abated during such period of restoration in proportion to the degree to which Tenant’s use of the Premises or affected portion thereof is materially impaired such that, in Tenant’s commercially reasonable business judgment, Tenant can no longer conduct its business from the Premises for the Permitted Use. Thereafter, following the period of any such restoration, the Base Monthly Rent and the Additional Rent shall be reduced in the same proportion that the floor area of that part of the Premises so taken (less any addition thereto by reason of any reconstruction) bears to the original floor area of the Premises.

12.4 Temporary Taking: If any portion of the Premises is temporarily taken for one (1) year or less, this Lease shall remain in effect. If any portion of the Premises is temporarily taken by condemnation for a period which exceeds one year or which extends beyond the natural expiration of the Lease Term, and such taking materially and adversely affects Tenant’s ability to use the Premises for the Permitted Use, then Tenant shall have the right to terminate this Lease, effective on the date possession is taken by the condemnor.

12.5 Division of Condemnation Award: Any award made as a result of any condemnation of the Premises or the Common Area shall belong to and be paid to Landlord, and Tenant hereby assigns to Landlord all of its right, title and interest in any such award; provided, however, that Tenant shall be entitled to receive any condemnation award that is made directly to Tenant for the following: (i) for the taking of personal property or Trade Fixtures belonging to Tenant, (ii) for the interruption of Tenant’s business and its moving/relocation costs, (iii) for loss of Tenant’s goodwill; or (iv) for any temporary taking where this Lease is not terminated as a result of such taking. The rights of Landlord and Tenant regarding any condemnation shall be determined as provided in this Article, and each party hereby waives the provisions of California Code of Civil Procedure Section 1265.130 and the provisions of any similar law hereinafter enacted allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises.

ARTICLE 13

DEFAULT AND REMEDIES

13.1 Events of Tenant’s Default: Tenant shall be in default of its obligations under this Lease if any of the following events occurs (an “Event of Tenant’s Default”):

A. Payment. Tenant shall have failed to pay Base Monthly Rent or Additional Rent when due, and such failure is not cured within five (5) days after delivery of written notice from Landlord specifying such failure to pay; or

B. General Covenant. Tenant shall have failed to perform any term, covenant, or condition of this Lease other than those referred to in any other subsection of this Section 13.1, and Tenant shall have failed to cure such breach within thirty (30) days after written notice from Landlord specifying the nature of such breach where such breach could reasonably be cured within said 30-day period, or if such breach could not be reasonably cured within said 30- day period, Tenant shall have failed to commence such cure within said 30-day period and thereafter continue with due diligence to prosecute such cure to completion within such time period as is reasonably needed; or

C. Transfer. Tenant shall have sublet the Premises or assigned its interest in the Lease in violation of the provisions contained in Article 14; or

D. Abandonment. Tenant shall have abandoned the Premises pursuant to applicable California law (provided, however, that Tenant shall not be in default under this Lease if it leaves all or any part of the Premises vacant so long as (i) Tenant is performing all of its other obligations under this Lease, including the obligation to pay Rent, (ii) Tenant provides on-site security during normal business hours for those parts of the Premises left vacant, (iii) such vacancy does not materially or adversely affect the validity of or coverage under any policy of insurance carried by Landlord with respect to the Premises, and (iv) all utility facilities and systems, including all HVAC systems, required to be maintained by Tenant pursuant to Section 6.1, above, are maintained pursuant to the terms of such Section); or

E. Insolvency. The occurrence of the following: (i) the making by Tenant of any general arrangements or assignments for the benefit of creditors; (ii) Tenant becomes a “debtor” as defined in 11 USC §101 or any successor statute thereto (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this Section 13.1E is contrary to any applicable Law, such provision shall be of no force or effect; or

F. Required Documents. Tenant shall have failed to deliver documents required of it pursuant to Section 15.4 or Section 15.6 within the time periods specified therein, and Tenant thereafter fails to deliver such documents within five (5) days following written notice from Landlord specifying such failure; or

G. Default Under Companion Lease. Tenant shall be in default under the Companion Lease beyond any applicable notice and cure periods expressly set forth in the Companion Lease; or

H. Multiple Defaults. Any two (2) failures by Tenant to observe and perform any monetary or material non-monetary provision of this Lease during any twelve (12) month period of the term, as such may be extended, shall constitute, at the option of Landlord, a separate and noncurable default.

Any written notice of default sent by Landlord to Tenant shall be in lieu of, and not in addition to, any termination notice required under applicable statutory or regulatory provisions (and no further notice shall be required should Landlord elect to terminate this Lease as set forth below), provided that such notice shall only be “in lieu of” to the extent the same is otherwise prepared and served upon Tenant in accordance with all applicable statutory or regulatory provisions.

13.2 Landlord’s Remedies: If an Event of Tenant’s Default occurs, Landlord shall have the following remedies, in addition to all other rights and remedies provided by any Law or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

A. Continue. Landlord may keep this Lease in effect and enforce by an action at law or in equity all of its rights and remedies under this Lease, including (i) the right to recover the rent and other sums as they become due by appropriate legal action, (ii) the right to make payments required of Tenant or perform Tenant’s obligations and be reimbursed by Tenant for the cost thereof with interest at the Agreed Interest Rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant, and (iii) the remedies of injunctive relief and specific performance to compel Tenant to perform its obligations under this Lease. Notwithstanding anything contained in this Lease, in the event of a breach of an obligation by Tenant which results in a condition which poses an imminent danger to safety of persons or damage to property, an unsightly condition visible from the exterior of the Building, or a threat to insurance coverage, then if Tenant does not cure such breach within three (3) days after delivery to it of written notice from Landlord identifying the breach, Landlord may cure the breach of Tenant and be reimbursed by Tenant for the cost thereof with interest at the Agreed Interest Rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. Should Landlord not terminate this Lease by giving Tenant written notice, Landlord may enforce all its rights and remedies under this Lease, including the right to recover the rent as it becomes due under the Lease as provided in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee’s breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations).

B. Enter and Relet. To the extent permitted by applicable Laws, Landlord may enter the Premises and release them to third parties for Tenant’s account for any period, whether shorter or longer than the remaining Lease Term. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in releasing the Premises, including brokers’ commissions, expenses of altering and preparing the Premises required by the releasing. Tenant shall pay to Landlord the rent and other sums due under this Lease on the date the rent is due, less the rent and other sums Landlord received from any releasing. No act by Landlord allowed by this subparagraph shall terminate this Lease unless Landlord notifies Tenant in writing that Landlord elects to terminate this Lease. Notwithstanding any releasing without termination, Landlord may later elect to terminate this Lease because of the default by Tenant.

C. Terminate. Landlord may terminate this Lease by giving Tenant written notice of termination, in which event this Lease shall terminate on the date set forth for termination in such notice. Any termination under this Section 13.2C shall not relieve Tenant from its obligation to pay sums then due Landlord or from any claim against Tenant for damages or rent previously accrued or then accruing. In no event shall any one or more of the following actions by Landlord, in the absence of a written election by Landlord to terminate this Lease, constitute a termination of this Lease: (i) appointment of a receiver or keeper in order to protect Landlord’s interest hereunder; (ii) consent to any subletting of the Premises or assignment of this Lease by Tenant, whether pursuant to the provisions hereof or otherwise; or (iii) any other action by Landlord or Landlord’s Agents intended to mitigate the adverse effects of any breach of this Lease by Tenant, including without limitation any action taken to maintain and preserve the Premises or any action taken to relet the Premises or any portions thereof to the extent such actions do not affect a termination of Tenant’s right to possession of the Premises.

D. No Deemed Termination. In the event Tenant breaches this Lease and abandons the Premises, this Lease shall not terminate unless Landlord gives Tenant written notice of its election to so terminate this Lease. No act by or on behalf of Landlord intended to mitigate the adverse effect of such breach, including those described by Section 13.C, shall constitute a termination of Tenant’s right to possession unless Landlord gives Tenant written notice of termination.

E. Damages. In the event Landlord terminates this Lease, Landlord shall be entitled, at Landlord’s election, to damages in an amount as set forth in California Civil Code Section 1951.2 as in effect on the Effective Date. For purposes of computing damages pursuant to California Civil Code Section 1951.2, (i) an interest rate equal to the Agreed Interest Rate shall be used where permitted, and (ii) the term “rent” includes Base Monthly Rent and Additional Rent. Such damages shall include:

(1) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided, computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%); and

(2) Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant’s failure to perform Tenant’s obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom, including the following: (i) expenses for cleaning, repairing or restoring the Premises; (ii) expenses for altering, remodeling or otherwise improving the Premises for the purpose of reletting, including installation of leasehold improvements (whether such installation be funded by a reduction of rent, direct payment or allowance to a new tenant, or otherwise); (iii) broker’s fees, advertising costs and other expenses of reletting the Premises; (iv) costs of carrying the Premises, such as taxes, insurance premiums, utilities and security precautions; (v) expenses in retaking possession of the Premises; and (vi) attorneys’ fees and court costs incurred by Landlord in retaking possession of the Premises and in releasing the Premises or otherwise incurred as a result of Tenant’s default.

F. Non Exclusive Remedies. Nothing in this Section 13.2 shall limit Landlord’s right to indemnification from Tenant as provided in Section 7.2 and Section 10.3.

13.3 Waiver: One party’s consent to or approval of any act by the other party requiring the first party’s consent or approval shall not be deemed to waive or render unnecessary the first party’s consent to or approval of any subsequent similar act by the other party. The receipt by Landlord of any rent or payment with or without knowledge of the breach of any other provision hereof shall not be deemed a waiver of any such breach unless such waiver is in writing and signed by Landlord. No delay or omission in the exercise of any right or remedy accruing to either party upon any breach by the other party under this Lease shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by either party of any breach of any provision of this Lease shall not be deemed to be a waiver of any subsequent breach of the same or of any other provisions herein contained.

13.4 Limitation On Exercise of Rights: At any time that an Event of Tenant’s Default has occurred and remains uncured, (i) it shall not be unreasonable for Landlord to deny or withhold any consent or approval requested of it by Tenant which Landlord would otherwise be obligated to give, and (ii) Tenant may not exercise any option to extend, right to terminate this Lease, or other right granted to it by this Lease which would otherwise be available to it.

13.5 Waiver by Tenant of Certain Remedies: Tenant waives the provisions of Sections 1932(1), 1941 and 1942 of the California Civil Code and any similar or successor law regarding Tenant’s right to terminate this Lease or to make repairs and deduct the expenses of such repairs from the rent due under this Lease. Tenant hereby waives any right of redemption or relief from forfeiture under the laws of the State of California, or under any other present or future law, including the provisions of Sections 1174 and 1179 of the California Code of Civil Procedure.

ARTICLE 14

ASSIGNMENT AND SUBLETTING

14.1 Transfer by Tenant: The following provisions shall apply to any assignment, subletting or other transfer by Tenant or any subtenant or assignee or other successor in interest of the original Tenant (collectively referred to in this Section 14.1 as “Tenant”):

A. Transfer. Tenant shall not do any of the following (collectively referred to herein as a “Transfer”), whether voluntarily, involuntarily, by operation of law or otherwise without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed: (i) sublet all or any part of the Premises or allow it to be sublet, occupied or used by any other person (the contractors, directors, officers, agents and servants of Tenant excepted) whether by sublease, license, concession, franchise, agency, or management agreement; (ii) assign its interest in this Lease; (iii) mortgage or encumber the Lease (or otherwise use the Lease as a security device) in any manner; or (iv) materially amend or modify an assignment, sublease or other transfer that has been previously approved by Landlord. Tenant shall reimburse Landlord, in an amount not to exceed Five Thousand and No/100 Dollars ($5,000.00), for all reasonable, out-of-pocket attorneys’ fees and other costs incurred by Landlord in connection with the evaluation, processing, and/or documentation of any requested Transfer, whether or not Landlord’s consent is granted. Landlord’s reasonable costs shall include the cost of any review or investigation performed by Landlord or consultant acting on Landlord’s behalf of (i) Hazardous Materials used, stored, released, or disposed of by the potential Subtenant or Assignee, and/or (ii) violations of Hazardous Materials Laws by the Tenant or the proposed Subtenant or Assignee. Any Transfer so approved by Landlord shall not be effective until Tenant has delivered to Landlord an executed counterpart of the document evidencing the Transfer which (i) is in a form reasonably approved by Landlord, (ii) contains the same terms and conditions as stated in Tenant’s notice given to Landlord pursuant to Section 14.1B, and (iii) in the case of an assignment of the Lease, contains the agreement of the proposed transferee to assume all obligations of Tenant under this Lease first accruing after the effective date of such Transfer and to remain jointly and severally liable therefor with Tenant. Any attempted Transfer without Landlord’s required consent shall constitute an Event of Tenant’s Default and shall be voidable at Landlord’s option. Landlord’s consent to any one Transfer shall not constitute a waiver of the provisions of this Section 14.1 as to any subsequent Transfer or a consent to any subsequent Transfer. No Transfer, even with the consent of Landlord, shall relieve Tenant of its personal and primary obligation to pay the rent and to perform all of the other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any Transfer.

B. Procedure. At least thirty (30) days before a proposed Transfer is to become effective, Tenant shall give Landlord written notice of the proposed terms of such Transfer and request Landlord’s approval, which notice shall include the following: (i) the name and legal composition of the proposed transferee; (ii) a current financial statement of the transferee, financial statements of the transferee covering the preceding three years if the same exist, and (if available) an audited financial statement of the transferee for a period ending not more than one year prior to the proposed effective date of the Transfer, all of which statements are prepared in accordance with generally accepted accounting principles; (iii) the nature of the proposed transferee’s business to be carried on in the Premises; (iv) all consideration to be given on account of the Transfer; and (v) an accurately filled out response to Landlord’s standard hazardous materials questionnaire. Tenant shall provide to Landlord such other information as may be reasonably requested by Landlord, and which is reasonably available to, or acquirable by, Tenant, within seven (7) days after Landlord’s receipt of such notice from Tenant. Landlord shall respond in writing to Tenant’s request for Landlord’s consent to a Transfer within the later of (i) twenty (20) days of receipt of such request together with the required accompanying documentation, or (ii) ten (10) days after Landlord’s receipt of all information which Landlord reasonably requests, and which is reasonably available to, or acquirable by, Tenant, within seven (7) days after it receives Tenant’s first notice regarding the Transfer in question. If Landlord fails to respond in writing within said period, then Tenant shall provide a second written notice to Landlord requesting such consent and if Landlord fails to respond within seven (7) days after receipt of such second notice, then Landlord will be deemed to have consented to such Transfer. Tenant shall promptly notify Landlord of any modification to the proposed terms of such Transfer, which shall also be subject Landlord’s consent in accordance with the same process for obtaining Landlord’s initial consent to such Transfer.

C. Recapture. In the event that Tenant requests Landlord’s approval to make any Transfer in accordance with this Section 14.1, Landlord shall have the right to terminate this Lease in the case of an assignment of this Lease or a sublease of substantially all of the Premises for substantially the remainder of the Lease Term (for purposes hereof, a sublease shall be deemed to be for the remainder of the Lease Term if such sublease shall expire during the final three (3) months of the Lease Term). In the event Landlord elects to so terminate this Lease, then such termination shall be effective fifteen (15) days after Landlord has notified Tenant in writing of such election. Upon such termination, Tenant shall be released from any further obligation under this Lease, and Landlord and Tenant shall execute a cancellation and release with respect to the Lease to effect such termination. Notwithstanding anything to the contrary set forth herein, in the event that Landlord elects to terminate this Lease pursuant to this Section 14.1.C, Tenant shall have the right to void such election by Landlord by delivering written notice to Landlord of its election to withdraw Tenant’s request to make such Transfer within five (5) business days following Tenant’s receipt of notice from Landlord terminating this Lease.

D. Other Requirements. If Landlord consents to a Transfer proposed by Tenant, Tenant may enter into such Transfer, and if Tenant does so, the following shall apply:

(1) Tenant shall not be released of its liability for the performance of all of its obligations under the Lease.

(2) If Tenant assigns its interest in this Lease, then Tenant shall pay to Landlord fifty percent (50%) of all Subrent (as defined in Section 14.1D(5)) received by Tenant. In the case of assignment, the amount of Subrent owed to Landlord shall be paid to Landlord on the same basis, whether periodic or in lump sum, that such Subrent is paid to Tenant by the assignee.

(3) If Tenant sublets any part of the Premises, then with respect to the space so subleased, Tenant shall pay to Landlord fifty percent (50%) of the positive difference, if any, between (i) all Subrent paid by the subtenant to Tenant, less (ii) the sum of all Base Monthly Rent and Additional Rent allocable to the space sublet. Such amount shall be paid to Landlord on the same basis, whether periodic or in lump sum, that such Subrent is paid to Tenant by its subtenant.

(4) Tenant’s obligations under this Section 14.1D shall survive any Transfer, and Tenant’s failure to perform its obligations hereunder following any applicable notice and cure period set forth in this Lease shall be an Event of Tenant’s Default. At the time Tenant makes any payment to Landlord required by this Section 14.1D, Tenant shall deliver an itemized statement of the method by which the amount to which Landlord is entitled was calculated, certified by Tenant as true and correct to Tenant’s actual knowledge. Landlord shall have the right at reasonable intervals, during normal business hours and upon reasonable prior notice to Tenant, to inspect Tenant’s books and records relating to the payments due hereunder. Promptly upon request therefor, Tenant shall deliver to Landlord copies of all bills, invoices or other documents upon which its calculations are based. Landlord may condition its approval of any Transfer upon obtaining a certification from both Tenant and the proposed transferee of all Subrent and other amounts that are to be paid to Tenant in connection with such Transfer.

(5) As used in this Section 14.1D, the term “Subrent” shall mean any consideration of any kind received, or to be received, by Tenant as a result of the Transfer, if such sums are related to Tenant’s interest in this Lease or in the Premises, including payments from or on behalf of the transferee (in excess of the book value thereof) for Tenant’s assets, fixtures, leasehold improvements, inventory, accounts, equipment and furniture, less the reasonable, out-of-pocket expenses incurred by Tenant for attorneys’ fees, brokerage commissions and/or improvements to the Premises made in connection with the Transfer.

E. Deemed Transfers. Subject to the Permitted Transfer provisions of Section 14.1.F, below, the term “Transfer” shall include any of the following, whether voluntary or involuntary and whether effected by death, operation of law or otherwise:

(1) If Tenant is a partnership or limited liability company:

(a) A change in ownership effected voluntarily, involuntarily, or by operation of law of fifty percent (50%) or more of the partners or members or fifty percent (50%) or more in the aggregate of the partnership or membership interests, whether in a single transaction or a series of related transactions (other than transfers to immediate family members, to a living trust for estate planning purposes or by will or intestacy); or

(b) The sale, mortgage, hypothecation, pledge or other encumbrance at any time of more than an aggregate of fifty percent (50%) of the value of Tenant’s assets; or

(c) The dissolution of the partnership, limited liability company or other entity without its immediate reconstitution.

(2) If Tenant is a closely held corporation (i.e., one whose stock is not publicly held and not traded through an exchange or over the counter):

(a) The sale or other transfer of more than an aggregate of fifty percent (50%) of the voting shares of Tenant or more in the aggregate, whether in a single transaction or a series of related transactions;

(b) The sale, mortgage, hypothecation, pledge or other encumbrance at any time of more than an aggregate of fifty percent (50%) of the value of Tenant’s assets; or

(c) The dissolution, merger, consolidation, or other reorganization of Tenant.

F. Permitted Transfers. Notwithstanding anything contained in Section 14.1, Landlord’s consent is not required for (i) an assignment or subletting of all or a portion of the Premises to an affiliate of Tenant (an entity which is controlled by, controls, or is under common control with, Tenant), or an assignment resulting from a non-bankruptcy reorganization of Tenant, (ii) a sale of corporate shares of capital stock in Tenant in connection with an initial public offering of Tenant’s stock on a nationally-recognized stock exchange or over-the-counter market, (iii) an assignment of the Lease to an entity which acquires all or substantially all of the stock or assets of Tenant, (iv) an assignment of the Lease to an entity which is the resulting entity of a merger or consolidation of Tenant during the Lease Term, (v) an assignment of the Lease to an entity acquiring and continuing that portion of Tenant’s business operations conducted at or from the Premises, or (vi) a sublease to a separate entity resulting from the sale or spin-off of a separate business division of Tenant that conducts its business operations at or from the Premises, as long as the following conditions are met and Tenant otherwise complies with the other provisions of Section 14.1 (each such Transfer shall be referred to as a “Permitted Transfer”):

(a) At least ten (10) business days before the Transfer (or, if a confidentiality provision in the Permitted Transfer agreement or applicable Laws preclude such prior notice, then within ten (10) days following such Permitted Transfer), Landlord receives written notice of the Transfer (as well as any documents or information reasonably requested by Landlord regarding the Transfer or the transferee);

(b) There is no existing Event of Tenant’s Default and the Transfer is not a subterfuge by Tenant to avoid its obligations under this Lease;

(c) If the Transfer is an assignment under clauses (i), (iii), (iv) or (v) of this Section 14.1.F, above, the transferee assumes in writing all of Tenant’s obligations under this Lease relating to the Premises and accruing after the date of such assignment, and the liability of such transferee thereunder shall be joint and several with Tenant;

(d) If the Transfer is an assignment under clauses (iii) or (iv) of this Section 14.1.F, above, the transferee has a tangible net worth (exclusive of goodwill), as evidenced by financial statements delivered to Landlord and certified by an independent certified public accountant in accordance with generally accepted accounting principles that are consistently applied (“Net Worth”), at least equal in all material respects to Tenant’s Net Worth immediately preceding the date of the Transfer; and

(e) If the Transfer is an assignment under clauses (i) or (v) of this Section 14.1.F, above, the transferee has a Net Worth that is sufficient (as determined by Landlord in its reasonable discretion) in light of the obligations under this Lease undertaken by the transferee in connection with such Transfer, and as long as the Transfer is not a subterfuge to avoid the restrictions of this Lease.

For purposes hereof, the term “Control” means the direct or indirect ownership of more than fifty percent (50%) of the voting securities of an entity or possession of the right to vote more than fifty percent (50%) of the voting interest in the ordinary direction of the entity’s affairs. Landlord shall not be entitled to terminate the Lease pursuant to Section 14.1C due to a Permitted Transfer or to receive any part of any Subrent resulting from a Permitted Transfer that would otherwise be due it pursuant to Section 14.1D.

G. Reasonable Standards. The consent of Landlord to a Transfer may not be unreasonably withheld, provided that it is agreed to be reasonable for Landlord to consider any of the following reasons, which list is not exclusive, in electing to deny consent:

(1) In Landlord’s reasonable judgment, the financial strength or credit, of the proposed transferee at the time of the proposed Transfer is not sufficient to perform the Transferee’s monetary and non-monetary obligations under the terms of the proposed Transfer; provided it shall only be reasonable to consider the financial strength and/or credit of the proposed transferee if Tenant’s tangible net worth (as determined in accordance with GAAP) is not reasonably sufficient in light of Tenant’s obligations under this Lease, taking into account all other financial obligations of Tenant;

(2) A proposed transferee whose occupation of the Premises would cause a material diminution in the value of the Building or Project;

(3) A proposed transferee whose use would require improvements to or changes in any utility or telecommunication capacity currently serving the Building or the Project, unless the Tenant or the proposed transferee pays for the costs of such improvements or changes;

(4) A proposed transferee whose use of the Premises would not be permitted under Section N of the Summary;

(5) The existence of any Event of Tenant’s Default;

(6) Either the proposed transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed transferee or an affiliate of the proposed transferee, is negotiating with Landlord to lease space in the Project at such time (to the extent comparable space is available for lease in the Project);

(7) The proposed transferee is a governmental agency or unit, a non-profit or charitable entity or organization or an existing tenant in the Project;

(8) The proposed transferee will use, store or handle Hazardous Materials in or about the Premises of a type, nature or quantity not then acceptable to Landlord (provided that the Hazardous Materials, and their respective quantities, which are specifically listed on the Approved Hazardous Materials Exhibit shall in no event be unacceptable to Landlord for purposes of this Section 14.1.G(10)); or

(9) The location or configuration of the portion of the Premises to be sublet or assigned violates applicable Laws (including, without limitation, building codes).

H. Reasonable Restriction. The restrictions on Transfer described in this Lease are acknowledged by Tenant to be reasonable for all purposes, including, without limitation, the provisions of California Civil Code (the “Code”) Section 1951.4(b)(2). Tenant expressly waives any rights which it might otherwise be deemed to possess pursuant to applicable law, including, without limitation, Section 1997.040 of the Code, to limit any remedy of Landlord pursuant to Section 1951.2 or 1951.4 of the Code by means of proof that enforcement of a restriction on use of the Premises would be unreasonable.

I. Restrictions on Marketing the Space. Tenant may not promote or advertise the availability of the Leased Premises or any part thereof unless Landlord has approved Tenant’s advertising or promotional materials in writing, which approval shall not be unreasonably withheld, conditioned or delayed.

J. Occupancy by Others. Notwithstanding any contrary provision of this Article 14, Tenant shall have the right (without the payment of any Subrent, without being subject to Section 14.1.C, and without the receipt of Landlord’s consent, but only following prior written notice to Landlord), to permit the occupancy of up to a total of five thousand (5,000) rentable square feet of the Premises to Tenant’s related (but not affiliated) parties and vendors (“Tenant’s Occupants”), on and subject to the following conditions: (i) such individuals or entities shall not be permitted to occupy a separately demised portion of the Premises which contains an entrance to such portion of the Premises other than the primary entrance to the Premises; (ii) all such individuals or entities shall be of a character and reputation consistent with the quality of the Project; and (iii) such occupancy shall not be a subterfuge by Tenant to avoid its obligations under this Lease or the restrictions on Transfers pursuant to this Article 14. Tenant shall promptly supply Landlord with any documents or information reasonably requested by Landlord regarding any such individuals or entities. Any occupancy permitted under this Section 14.1.J shall not be deemed a Transfer under this Article 14. Notwithstanding the foregoing, no such occupancy shall relieve Tenant from any liability under this Lease.

14.2 Transfer By Landlord: Landlord and its successors in interest shall have the right to transfer their interest in this Lease and the Project at any time and to any person or entity. In the event of any such transfer, the Landlord originally named herein (and, in the case of any subsequent transfer, the transferor) from the date of such transfer, shall be automatically relieved, without any further act by any person or entity, of all liability for the performance of the obligations of the Landlord hereunder which may first accrue after the date of such transfer. After the date of any such transfer, the term “Landlord” as used herein shall mean the transferee of such interest in the Premises.

ARTICLE 15

GENERAL PROVISIONS

15.1 Landlord’s Right to Enter: Landlord and its agents may enter the Premises at any reasonable time after giving at least one (1) business days’ prior notice to Tenant (and immediately in the case of emergency) for the purpose of: (i) inspecting the same; (ii) posting notices of non-responsibility; (iii) supplying any service to be provided by Landlord to Tenant; (iv) showing the Premises to prospective purchasers or mortgagees; (v) showing the Premises to prospective tenants during the last twelve (12) months of the Lease Term; (vi) making necessary alterations, additions or repairs; and

(vii) performing Tenant’s obligations when an Event of Tenant’s Default has occurred; (viii) responding to an emergency. Landlord shall have the right to use any and all means Landlord may deem necessary and proper to enter the Premises in an emergency. Notwithstanding anything set forth in this Article 15 to the contrary, Tenant may designate certain areas of the Premises as “Secured Areas” should Tenant require such areas for the purpose of securing certain valuable property or confidential information. In connection with the foregoing and except in the event of an emergency, Landlord shall comply with any commercially reasonable security requirements of Tenant during any entry by Landlord into such Secured Areas. Any entry into the Premises obtained by Landlord in accordance with this Section 15.1 shall not be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises. In addition, Landlord shall use commercially reasonable efforts to ensure that any entry by Landlord into the Premises in accordance with this Section 15.1 will not unreasonably interfere with Tenant’s operations from the Premises for the Permitted Use.

15.2 Surrender of the Premises: Upon the expiration or sooner termination of this Lease, Tenant shall vacate and surrender the Premises to Landlord in the same condition as existed at the Commencement Date, except for (i) reasonable wear and tear, (ii) damage caused by any peril or condemnation, (iii) contamination by Hazardous Materials for which Tenant is not responsible pursuant to Section 7.2, (iv) alterations or other improvements in the Premises which Tenant is permitted to surrender at the expiration or earlier termination of this Lease, and (v) repairs which are the responsibility of Landlord under this Lease. In this regard, normal wear and tear shall be construed to mean wear and tear caused to the Premises by the natural aging process which occurs in spite of prudent application of commercially reasonable standards for maintenance, repair and janitorial practices, and does not include items of neglected or deferred maintenance. In any event, Tenant shall cause the following to be done prior to the expiration or the sooner termination of this Lease: (i) the HVAC system shall be serviced by a reputable and licensed service firm and left in good operating condition and repair, reasonable wear and tear, damage caused by any peril or condemnation, and repairs which are the responsibility of Landlord under this Lease excepted; and (iii) the plumbing and electrical systems and lighting shall be placed in good order and repair (including replacement of any burned out, discolored or broken light bulbs, ballasts, or lenses), reasonable wear and tear, damage caused by any peril or condemnation, and repairs which are the responsibility of Landlord under this Lease. Tenant shall, prior to the expiration or sooner termination of this Lease, remove any Tenant’s Alterations which Tenant is required to remove pursuant to Section 5.2 and repair all damage caused by such removal, reasonable wear and tear, damage caused by any peril or condemnation, and repairs which are the responsibility of Landlord under this Lease excepted. If the Premises are not so surrendered at the termination of this Lease, Tenant shall be liable to Landlord for all costs incurred by Landlord in returning the Premises to the required condition, plus interest on all costs incurred at the Agreed Interest Rate. Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant or losses to Landlord due to lost opportunities to lease to succeeding tenants and losses and damages suffered by Landlord due to lost opportunities to lease any portion of the Premises to any such succeeding tenant or prospective tenant, together with, in each case, actual attorneys’ fees and costs.

15.3 Holding Over: This Lease shall terminate without further notice at the expiration of the Lease Term. Any holding over by Tenant after expiration of the Lease Term shall not constitute a renewal or extension of the Lease or give Tenant any rights in or to the Premises except as expressly provided in this Lease. Any holding over after such expiration with the written consent of Landlord shall be construed to be a tenancy from month to month on the same terms and conditions herein specified insofar as applicable except that Base Monthly Rent shall be increased to an amount equal to one hundred fifty percent (150%) of the Base Monthly Rent payable during the last full calendar month of the Lease Term. In any event, no provision of this Section 15.3 shall be deemed to waive Landlord’s right of reentry or any other right under this Lease or at law. Additionally, in the event that upon termination of the Lease, Tenant has not fulfilled its obligation with respect to repairs and cleanup of the Premises or any other Tenant obligations as set forth in this Lease, then Landlord shall have the right to perform any such obligations as it deems necessary at Tenant’s sole cost and expense.

15.4 Subordination: Concurrently with its execution and delivery of this Lease, Landlord shall provide Tenant a subordination, non-disturbance and attornment agreement (the “Concurrent SNDAA”) from Landlord’s existing “Lienholder”, as that term is defined in Section 15.5, below. Tenant covenants and agrees that this Lease is subject and subordinate to any Security Instrument and to any advances made on the security thereof and to any and all increases, renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self operative and no further instrument of subordination need be required by any owner or holder of any such ground lease, mortgage, deed of trust or security agreement; provided, however, that in consideration of and a condition precedent to Tenant’s agreement to subordinate this Lease to any future Security Instrument, shall be the receipt by Tenant of a subordination non-disturbance and attornment agreement in a commercially reasonable form provided by the “Lienholder” (as defined in Section 15.5, below), which requires such Lienholder to accept this lease, and not to disturb Tenant’s possession, so long as an Event of Tenant’s Default has not occurred and be continuing (a “SNDAA”), executed by Landlord and such Lienholder. Further, in confirmation of such subordination, at Landlord’s request, Tenant shall execute promptly any appropriate and commercially reasonable certificate or instrument that Landlord may request. Landlord hereby represents and warrants that as of the Effective Date, Prudential Mortgage Capital Company is the only existing Lienholder with respect to the Building and the Premises. Notwithstanding the foregoing, any Lienholder shall have the right to elect, by written notice given to Tenant, to have this Lease be superior to its Security Instrument. In the event of the enforcement by any holder of the Security Instrument (“Successor Landlord”) of the remedies provided for by law or by such Security Instrument, at Successor Landlord’s election, Tenant will attorn to and recognize as its landlord, and become the tenant of, such Successor Landlord, without any change in the terms or other provisions of this Lease or without the execution of any further instrument by Tenant; provided, however, that such Successor Landlord or successor in interest shall not be bound by (a) any payment of Base Monthly Rent or Additional Rent for more than one (1) month in advance that is not actually received by such Successor Landlord (provided that (1) any abatement of Base Monthly Rent or Additional Rent to which Tenant is entitled shall not be considered “prepaid rent” for purposes of this Section 15.4, and (2) any payment by Tenant of Tenant’s Share of Operating Expenses in advance in estimated monthly installments shall not impact any annual reconciliation of Operating Expenses pursuant to Section 8.1), (b) any amendment or modification of this Lease that would reduce or shorten any obligations of Tenant under this Lease, or materially impair Landlord’s rights under this Lease, or any waiver of the terms of this Lease, made without the written consent of the Lienholder, which consent shall not be unreasonably withheld, conditioned or delayed, (c) any offset right that Tenant may have against any former Landlord relating to any event or occurrence before the date of attornment that is not specifically allowed under the terms of this Lease; (d) except as provided in clause (c), above, any obligation to pay Tenant any sum(s) that any former Landlord owed to Tenant except to the extent such sums, if any, shall have actually been delivered to Successor Landlord by way of an assumption of escrow accounts or otherwise, (e) any obligation to pay Tenant any security deposited with a former Landlord, except to the extent such security was actually delivered to such Successor Landlord; or (f) any obligation to commence or complete any initial construction of improvements in the Premises or any expansion or rehabilitation of existing improvements thereon, provided that such Successor Landlord shall satisfy all ongoing maintenance and repair obligations of Landlord under this Lease. Upon request by such Successor Landlord, whether before or after the enforcement of its remedies, Tenant shall execute and deliver an instrument or instruments confirming and evidencing the attornment herein set forth This Lease is further subject to and subordinate to all matters of record.

15.5 Lender Protection: Tenant will give the owners or holders of any Security Instrument (“Lienholder”), by registered mail, a copy of any notice of default Tenant serves on Landlord, provided that Landlord or Lienholder previously notified Tenant in writing the address of Lienholder. Tenant further agrees that if Landlord fails to cure such default within a reasonable period of time after Landlord’s receipt of such notice of default from Tenant, then Tenant will provide written notice of such failure to Lienholder and Lienholder will have an additional thirty (30) days within which to cure the default. Lienholder shall have no obligation to cure (and shall have no liability or obligation for not curing) any breach or default by Landlord, except to the extent that Lienholder agrees or undertakes otherwise in writing. If the default cannot be cured within the additional thirty (30) day period, then Lienholder will have such additional time as may be necessary to effect the cure if, within the thirty (30) day period, Lienholder has commenced and is diligently pursuing the cure (including, without limitation, commencing foreclosure proceedings if necessary to effect the cure), and provided that Tenant’s use of the Premises for the Permitted Use is not materially impaired during such period.

15.6 Estoppel Certificates and Financial Statements: At all times during the Lease Term, Tenant agrees, following any request by Landlord, promptly to execute and deliver to Landlord within fifteen (15) days following delivery of such request an estoppel certificate: (i) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect, (ii) stating the date to which the rent and other charges are paid in advance, if any, (iii) acknowledging that there are not, to Tenant’s knowledge, any uncured defaults on the part of any party hereunder or, if there are uncured defaults, specifying the nature of such defaults, and (iv) certifying such other information about the Lease as may be reasonably required by Landlord. Tenant’s failure to deliver an estoppel certificate within five (5) days after Landlord’s delivery of a second request therefor following Tenant’s failure to deliver the same within fifteen (15) days following Landlord’s initial request pursuant to this Section 15.6 shall be a conclusive admission that, as of the date of the request for such statement: (i) this Lease is unmodified except as may be represented by Landlord in said request and is in full force and effect, (ii) there are no uncured defaults in Landlord’s performance, and (iii) no rent has been paid more than thirty (30) days in advance. At any time during the Lease Term Tenant shall, upon fifteen (15) days’ prior written notice from Landlord, provide Tenant’s most recent financial statement and financial statements covering the twenty-four (24) month period prior to the date of such most recent financial statement to any existing Lender or to any potential Lender or buyer of the Premises, provided that such financial statements are not publicly available. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

Tenant hereby authorizes Landlord to obtain one or more credit reports on Tenant at any time, and shall execute such further authorizations as Landlord may reasonably require in order to obtain a credit report.

15.7 Consent: Whenever Landlord’s approval or consent is required by this Lease, such approval or consent may be exercised in Landlord’s reasonable discretion, unless a different standard has been expressly provided in this Lease for the particular matter requiring Landlord’s consent or approval.

15.8 Notices: Any notice required or desired to be given regarding this Lease shall be in writing and may be given by personal delivery, by facsimile, by courier service, or by mail. A notice shall be deemed to have been given (i) on the third business day after mailing if such notice was deposited in the United States mail, certified or registered, postage prepaid, addressed to the party to be served at its Address for Notices specified in Section Q or Section R of the Summary (as applicable), (ii) when delivered if given by personal delivery, and (iii) in all other cases when actually received at the party’s Address for Notices. Any notice received on a Saturday, Sunday or locally or nationally recognized holiday, such notice shall be deemed received on the next business day. Either party may change its address by giving notice of the same in accordance with this Section 15.8, provided, however, that any address to which notices may be sent must be a California address.

15.9 Attorneys’ Fees: In the event either Landlord or Tenant shall bring any action or legal proceeding for an alleged breach of any provision of this Lease, to recover rent, to terminate this Lease or otherwise to enforce, protect or establish any term or covenant of this Lease, the prevailing party shall be entitled to recover as a part of such action or proceeding, or in a separate action brought for that purpose, reasonable attorneys’ fees, court costs, and experts’ fees as may be fixed by the court.

15.10 Authority: If Landlord or Tenant is a corporation, limited liability company, partnership or other entity, each individual executing this Lease on behalf of said organization represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said organization in accordance with a duly adopted resolution or other applicable authorization of said organization, and that this Lease is binding upon said organization in accordance with its terms. Further, Tenant shall, within thirty (30) days following a written request by Landlord, deliver to Landlord a certified copy of a resolution or other applicable authorization of said organization authorizing or ratifying the execution of this Lease.

15.11 Miscellaneous: Should any provision of this Lease prove to be invalid or illegal, such invalidity or illegality shall in no way affect, impair or invalidate any other provision hereof, and such remaining provisions shall remain in full force and effect. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor. The captions used in this Lease are for convenience only and shall not be considered in the construction or interpretation of any provision hereof. Any executed copy of this Lease shall be deemed an original for all purposes. This Lease shall, subject to the provisions regarding assignment, apply to and bind the respective heirs, successors, executors, administrators and assigns of Landlord and Tenant. “Party” shall mean Landlord or Tenant, as the context implies. If Tenant consists of more than one person or entity, then all members of Tenant shall be jointly and severally liable hereunder. This Lease shall be construed and enforced in accordance with the laws of the State of California, without giving effect to any choice of law principles thereunder. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning, and not strictly for or against either Landlord or Tenant. When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture, and the singular includes the plural. The terms “shall”, “will” and “agree” are mandatory. The term “may” is permissive. When a party is required to do something by this Lease, it shall do so at its sole cost and expense without right of reimbursement from the other party unless a provision of this Lease expressly requires reimbursement. Landlord and Tenant agree that (i) the gross leasable area of the Premises includes any atriums, depressed loading docks, covered entrances or egresses, and covered loading areas, (ii) each has had an opportunity to determine to its satisfaction the actual area of the Premises, (iii) all measurements of area contained in this Lease are conclusively agreed to be correct and binding upon the parties, even if a subsequent measurement of any one of these areas determines that it is more or less than the amount of area reflected in this Lease, and (iv) any such subsequent determination that the area is more or less than shown in this Lease shall not result in a change in any of the computations of rent, improvement allowances, or other matters described in this Lease where area is a factor. Where a party hereto is obligated not to perform any act, such party is also obligated to restrain any others within its control from performing said act, including the Agents of such party. Landlord shall not become or be deemed a partner or a joint venturer with Tenant by reason of the provisions of this Lease.

15.12 Termination by Exercise of Right: If this Lease is terminated pursuant to its terms by the proper exercise of a right to terminate specifically granted to Landlord or Tenant by this Lease, then this Lease shall terminate thirty (30) days after the date the right to terminate is properly exercised (unless another date is specified in that part of the Lease creating the right, in which event the date so specified for termination shall prevail), the rent and all other charges due hereunder shall be prorated as of the date of termination, and neither Landlord nor Tenant shall have any further rights or obligations under this Lease except for those that have accrued prior to the date of termination or those obligations which this Lease specifically provides are to survive termination. This Section 15.12 does not apply to a termination of this Lease by Landlord as a result of an Event of Tenant’s Default.

15.13 Brokerage Commissions: Landlord and Tenant each represents and warrants to the other party that it has not authorized, retained or employed, or acted by implication to authorize, retain or employ, any real estate broker or salesman to act for it or on its behalf in connection with this Lease so as to cause the other party to be responsible for the payment of a brokerage commission, except for the Retained Real Estate Broker(s) identified in the Summary to this Lease. Landlord and Tenant shall each indemnify, defend and hold the other party harmless from and against any and all claims by any real estate broker or salesman (other than the Retained Real Estate Brokers) whom the indemnifying party authorized, retained or employed, or acted by implication to authorize, retain or employ, to act for the indemnifying party in connection with this Lease. Landlord shall pay a commission to the Retained Real Estate Broker(s) pursuant to a separate agreement.

15.14 Force Majeure: Any prevention, delay or stoppage due to strikes, lock-outs, inclement weather, labor disputes, inability to obtain labor, materials, fuels or reasonable substitutes therefor, governmental restrictions, regulations, controls, action or inaction, civil commotion, fire or other acts of God, and other causes beyond the reasonable control of Landlord or Tenant (except financial inability) shall excuse the performance by Landlord or Tenant, as the case may be, for a period equal to the period of any said prevention, delay or stoppage, of any obligation hereunder; provided, however, that nothing set forth in this Section 15.4 shall (i) shorten any period during which Tenant is otherwise entitled to an abatement of Rent, or (ii) extend any time periods for commencing or completing repairs following casualty or condemnation set forth in this Lease.

15.15 Entire Agreement: This Lease constitutes the entire agreement between the parties, and there are no binding agreements or representations between the parties except as expressed herein. Tenant acknowledges that neither Landlord nor Landlord’s Agents has made any legally binding representation or warranty as to any matter except those expressly set forth herein, including any warranty as to (i) whether the Premises may be used for Tenant’s intended use under existing Law, (ii) the suitability of the Premises or the Project for the conduct of Tenant’s business, or (iii) the condition of any improvements. There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease. This instrument shall not be legally binding until it is executed by both Landlord and Tenant. No subsequent change or addition to this Lease shall be binding unless in writing and signed by Landlord and Tenant.

15.16 OFAC Compliance. Each party shall take any actions that may be required to comply with the terms of the USA Patriot Act of 2001, as amended, any regulations promulgated under the foregoing law, Executive Order No. 13224 on Terrorist Financing, any sanctions program administrated by the U.S. Department of Treasury’s Office of Foreign Asset Control or Financial Crimes Enforcement Network, or any other laws, regulations or executive orders designed to combat terrorism or money laundering, if applicable, to this Lease. Each party represents and warrants to the other party that it is not an entity named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Department of Treasury, as last updated prior to the date of this Lease.

15.17 Outside Area. Subject to the terms and conditions contained in this Section 15.17 and elsewhere in this Lease, and subject to Tenant obtaining and maintaining all necessary and applicable governmental approvals, commencing as of the Commencement Date, Tenant shall have an exclusive license during the Lease Term for the exclusive use of certain space in the Common Area (the “Outside Area”), as generally set forth on Exhibit A attached hereto, for the storage of tanks and other equipment used in Tenant’s operations from the Premises for the Permitted Use. The Outside Area shall not be included in the floor area of the Premises for purposes of this Lease. The exclusive license to use the Outside Area granted to Tenant hereby is personal to the Tenant originally named in this Lease, any transferee pursuant to a Permitted Transfer and any transferee pursuant to a Transfer approved by Landlord, and shall not be otherwise assigned, sublet or otherwise transferred in any way or manner. Tenant acknowledges that it has been and is currently in possession of the Outside Area pursuant to the Existing Lease and is fully aware of the condition of the Outside Area and, therefore, Tenant shall continue to accept the Outside Area in its “as-is” condition as of the Commencement Date, and Landlord shall not be obligated to provide or pay for any work or services related to the improvement of the Outside Area. Tenant also acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Outside Area or the compliance of the Outside Area with any applicable Laws. Tenant shall have the right, at Tenant’s sole cost and expense, to alter, change or make improvements to the Outside Area, subject to Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed; provided, however, that Tenant shall be responsible, at its sole cost and expense, for the maintenance and repair of the Outside Area (except to the extent the same are necessitated by the active or gross negligence or willful misconduct of Landlord or a Landlord Party). Tenant acknowledges and agrees that although Tenant shall have the exclusive license to use the Outside Area during the Lease Term, Landlord shall have no obligation to enforce Tenant’s exclusive use of the Outside Area, and neither Landlord nor the Landlord Parties shall in no event be liable for, and Landlord and the Landlord Parties are hereby released from any responsibility for, any personal injury or property damage sustained by Tenant in connection with or arising from any acts or omissions with regard to the admission or exclusion from the Outside Area of any person; provided, however, that Landlord hereby covenants and agrees that it shall not grant any third party the right to use the Outside Area or to install any equipment or structure on the Outside Area during the Lease Term, as the same may be extended, and shall reasonably cooperate with Tenant at no cost to Landlord to enforce Tenant’s exclusive license to use the Outside Area. Tenant shall keep the Outside Area clean of all trash and debris and shall also keep the surrounding areas clean of debris and trash arising from the use of the Outside Area. Tenant agrees, at its own expense, to pay for all utilities used by Tenant in the Outside Area (including, without limitation, all sales, use and other taxes (but excluding real property taxes) imposed thereon by any governmental authority). Tenant shall remove any personal property from the Outside Area upon the expiration or earlier termination of this Lease, or upon the termination of Tenant’s license under this Section 15.17, and shall repair any damage to the Premises and Building caused by such removal, reasonable wear and tear and damage caused by any peril or condemnation excepted. Except as set forth in Section 4.4, above, Tenant shall not be permitted to display any graphics, signs or insignias or the like in the Outside Area. Tenant’s use of the Outside Area shall be subject to such reasonable additional rules and regulations as Landlord may make from time to time concerning the Outside Area; provided, however, that to the extent there is a conflict between such rules and regulations and the provisions of this Section 15.17, the provisions of this Section 15.17 shall govern and control. Landlord hereby acknowledges and agrees that Tenant’s use of the Outside Area as of the Effective Date of this Lease is acceptable. Except as expressly set forth in this Section 15.17, all of the terms, conditions, limitations and restrictions contained in this Lease pertaining to the Premises and Tenant’s use thereof (excluding Tenant’s obligation to pay Base Monthly Rent and the determination of Tenant’s Share) shall apply equally to the Outside Area and Tenant’s use thereof, including, without limitation, Tenant’s repair and maintenance obligations set forth in Section 6.1, Tenant’s responsibilities and obligations with respect to Hazardous Materials set forth in Section 7.2, Tenant’s indemnity of Landlord set forth in Sections 7.2E and 10.3, and Tenant’s insurance obligations set forth in Article 9. The license to use the Outside Area granted to Tenant hereby shall be revocable by Landlord for cause upon written notice to Tenant, and Landlord thereafter shall have the right to prevent Tenant’s access thereto. As used in this Section 15.17, “cause” shall include, without limitation, any of the following: (i) the license granted hereby constitutes a violation of or otherwise conflicts with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated (unless Tenant changes its use of the Outside Area in order to comply with such law, statute, ordinance or other governmental rule, regulation or requirement); (ii) this Lease is terminated for any reason; or (iii) Tenant fails, after notice and a reasonable opportunity to cure (but in no event more than forty-five (45) days), to comply with any of the terms, conditions, limitations or restrictions contained in this Section 15.17 or elsewhere in this Lease which apply to the Outside Area or Tenant’s use thereof. In the event that Landlord makes a good faith determination that the license granted hereby and/or the use of the Outside Area by Tenant threatens the safety and/or security of persons or property, or endangers or otherwise interferes with the use and occupancy of the Building or Project by Landlord, its employees, agents or contractors or other tenants or occupants of the Building or Project, then upon receipt of written notice from Landlord identifying with reasonable specificity the grounds therefor, Tenant shall immediately discontinue its use of the Outside Area until such time as Tenant has mitigated such threat, danger or interference to Landlord’s approval, such approval not to be unreasonably withheld, conditioned or delayed.

15.18 Rooftop Rights. In accordance with, and subject to, the terms and conditions set forth in Article 5, above, and this Section 15.17, Tenant may install and maintain, at Tenant’s sole cost and expense, the following equipment: (i) one (1) satellite dish/antennae on the roof of the Building for receiving of signals or broadcasts (as opposed to the generation or transmission of any such signals or broadcasts) and (ii) process equipment required to service the business conducted by Tenant from within the Premises (all such equipment is defined collectively as the “Operations Equipment”). Notwithstanding anything to the contrary set forth in this Section 15.18, Tenant’s installation, repair and maintenance and removal of such Operations Equipment shall not invalidate any warranty held by Landlord with respect to the roof of the Building.

A. Landlord makes no representations or warranties whatsoever with respect to the condition of the roof of the Building, or the fitness or suitability of the roof of the Building for the installation, maintenance and operation of the Operations Equipment.

B. In the event Tenant elects to exercise its right to install any Operations Equipment, then Tenant shall give Landlord prior notice thereof. Such Operations Equipment shall be installed pursuant to plans and specifications approved by Landlord (specifically including, without limitation, all mounting and waterproofing details), which approval will not be unreasonably withheld, conditioned, or delayed. In addition, the physical appearance, size and weight of the Operations Equipment shall be subject to Landlord’s reasonable approval. The location of any such installation of the Operations Equipment shall be designated by Tenant subject to Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed, and Landlord may require Tenant to install screening around such Operations Equipment, at Tenant’s sole cost and expense, as reasonably designated by Landlord. Tenant shall reimburse to Landlord the actual, out-of-pocket costs reasonably incurred by Landlord in approving such Operations Equipment. Notwithstanding any such review or approval by Landlord, Tenant shall remain solely liable for any damage to any portion of the roof or roof membrane, specifically including any penetrations, in connection with Tenant’s installation, use, maintenance and/or repair of such Operations Equipment, and Landlord shall have no liability therewith (except to the extent caused by Landlord’s or Landlord’s Agents’ active gross negligence or willful misconduct). Such Operations Equipment shall, in all instances, comply with applicable governmental laws, codes, rules and regulations. In no event shall any such Operations Equipment interfere with any existing rooftop communication equipment or other existing equipment of any other tenant or occupant of the Building or Project, or interfere with any existing rooftop communication equipment or other existing equipment of any other third-party with whom Landlord has any third-party agreement.

C. Tenant shall maintain such Operations Equipment, at Tenant’s sole cost and expense. Tenant shall remove such Operations Equipment upon the expiration or earlier termination of the Lease. In connection with any such removal, Tenant and shall return the affected portion of the rooftop and the Premises to the condition the rooftop and the Premises would have been in had no such Operations Equipment been installed (reasonable wear and tear, damage caused by any peril or condemnation, and repairs which are the responsibility of Landlord under this Lease excepted).

D. For the purposes of determining Tenant’s obligations under this Lease with respect to its use of the Operations Equipment and areas of the Building in which the Operations Equipment is located, the areas in which the Operations Equipment is located (to the extent outside the Premises) shall be deemed to be a portion of the Premises (but Tenant shall have no obligation to pay Rent on such portion); consequently, all of the provisions of this Lease with respect to Tenant’s obligations as to the Premises shall apply to the installation, use and maintenance of the Operations Equipment, including, without limitation, the provisions relating to insurance, indemnity, repairs and maintenance, and compliance with Laws.

[the balance of this page has been intentionally left blank; signature page follows]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease with the intent to be legally bound thereby, to be effective as of the Effective Date.

LANDLORD:			TENANT:
M WEST PROPCO X, LLC, a Delaware limited liability company			INTEVAC, INC., a Delaware corporation
By:	Divco West Real Estate Services, Inc., a Delaware corporation Its Agent		By:	/s/ Jeffrey Andreson
			Name:	Jeffrey Andreson
			Its:	EVP, CFO, Secretary

	By:	/s/ Steve Novick	Dated:	03/18/2014
	Name:	Steve Novick
	Its:	Authorized Signatory	By:
	Dated:	03/21/2014	Name:
Its:

Dated:

EXHIBIT A

PROJECT SITE PLAN AND OUTLINE OF THE PREMISES

This Exhibit is intended only to show the general outline of the Project and Premises. The depiction of interior windows, cubicles, modules, furniture and equipment in this Exhibit, if shown, is for illustrative purposes only, but does not mean that such items exist. Landlord is not required to provide, install or construct any such items. It is not to be scaled; any measurements or distances shown should be taken as approximate. The inclusion of elevators, stairways, electrical and mechanical closets, and other similar facilities for the benefit of occupants of the Building does not mean such items are part of the Premises.

EXHIBIT A

EXHIBIT A

EXHIBIT B

TENANT WORK LETTER

This Tenant Work Letter shall set forth the terms and conditions relating to the construction of the Tenant Improvements in the Premises. This Tenant Work Letter is essentially organized chronologically and addresses the issues of the construction of the Premises, in sequence, as such issues will arise during the actual construction of the Premises. All references in this Tenant Work Letter to Articles or Sections of “this Lease” shall mean the relevant portions of Articles 1 through 15 of the Lease to which this Tenant Work Letter is attached as Exhibit B, and all references in this Tenant Work Letter to Sections of “this Tenant Work Letter” shall mean the relevant portions of Sections 1 through 5 of this Tenant Work Letter.

SECTION 1

DELIVERY OF THE PREMISES AND BASE BUILDING

Tenant acknowledges that it is currently in possession and occupancy of the Premises pursuant to the Existing Lease and is fully aware of the condition of the Premises and, therefore, Tenant shall continue to accept the Premises in its presently existing, “AS-IS” condition as of the date of this Lease. but subject to Landlord’s ongoing repair, restoration and maintenance obligations under this Lease.

SECTION 2

TENANT IMPROVEMENTS

2.1 Tenant Improvement Allowance. Tenant shall be entitled to a one-time tenant improvement allowance (the “Tenant Improvement Allowance”), in the amount set forth in Section T of the Summary to the Lease for the costs relating to the initial design and construction of Tenant’s improvements to be installed in the Premises (the “Tenant Improvements”). In no event shall Landlord be obligated to make disbursements pursuant to this Tenant Work Letter in a total amount which exceeds the Tenant Improvement Allowance. Tenant shall have until December 31, 2014 (which date shall be extended on a day-for-day basis for any delays in the completion of the Tenant Improvements caused by (i) an event of force majeure as set forth in Section 15.4 of the Lease, (ii) Tenant’s inability to obtain any required permits despite Tenant’s diligent and good-faith efforts to obtain the same, or (iii) delays caused by Landlord’s failure to comply with the terms of this Tenant Work Letter (collectively, “Tenant Improvement Delays”)), to utilize up to $5.00 per rentable square foot of the Premises of the Tenant Improvement Allowance (i.e., up to $250,000.00) towards the costs relating to the initial design and construction of the Tenant Improvements under this Lease or the Companion Lease. In the event that Tenant has not fully utilized such amount by December 31, 2014 (as such date may be extended by any Tenant Improvement Delay), then Tenant’s only rights with respect to the Tenant Improvement Allowance following such date shall be as set forth in Section 2.4 of this Tenant Work Letter. Any Tenant Improvements that require the use of Building risers, raceways, shafts and/or conduits, shall be subject to Landlord’s reasonable rules, regulations, and restrictions, and that the amount and location of any such cabling must be approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. All Tenant Improvements for which the Tenant Improvement Allowance has been made available shall be deemed Landlord’s property under the terms of the Lease.

EXHIBIT B

2.2 Disbursement of the Tenant Improvement Allowance.

2.2.1 Tenant Improvement Allowance Items. Except as otherwise set forth in this Tenant Work Letter, the Tenant Improvement Allowance shall be disbursed by Landlord only for the following items and costs (collectively the “Tenant Improvement Allowance Items”):

2.2.1.1 Payment of the fees of the “Architect” and the “Engineers,” as those terms are defined in Section 3.1 of this Tenant Work Letter, which fees shall, notwithstanding anything to the contrary contained in this Tenant Work Letter, not exceed an aggregate amount equal to $5.00 per rentable square foot of the Premises, and payment of the fees incurred by, and the cost of documents and materials supplied by, Landlord and Landlord’s consultants in connection with the preparation and review of the “Construction Drawings,” as that term is defined in Section 3.1 of this Tenant Work Letter;

2.2.1.2 The payment of plan check, permit and license fees relating to construction of the Tenant Improvements;

2.2.1.3 The cost of construction of the Tenant Improvements, including, without limitation, testing and inspection costs, freight elevator usage, hoisting and trash removal costs, and contractors’ fees and general conditions;

2.2.1.4 Costs incurred by Tenant in connection with the engagement of specialized vendors for the relocation and installation of equipment from Tenant’s photocathode facility located in Fremont, California (a floor plan of which is attached to this Tenant Work Letter as Schedule 1 and incorporated herein), as opposed to standard moving or relocation costs;

2.2.1.5 The cost of any changes in the Base building structure when such changes are required by the Construction Drawings (including if such changes are due to the fact that such work is prepared on an unoccupied basis), such cost to include all direct architectural and/or engineering fees and expenses incurred in connection therewith;

2.2.1.6 The cost of any changes to the Construction Drawings or Tenant Improvements required by all applicable building codes (the “Code”);

2.2.1.7 The cost of connection of the Premises to the Building’s energy management systems;

2.2.1.8 The cost of any project management consultants retained by Tenant;

2.2.1.9 The cost of the “Coordination Fee,” as that term is defined in Section 4.2.2 of this Tenant Work Letter;

2.2.1.10 Sales and use taxes and Title 24 fees; and

2.2.1.11 All other reasonable, out-of-pocket costs actually expended by Landlord and directly related to the construction of the Tenant Improvements, provided such costs are approved by Tenant in advance, such approval not to be unreasonably withheld, conditioned or delayed.

EXHIBIT B

2.2.2 Disbursement of Tenant Improvement Allowance. During the design of the Tenant Improvements, Landlord shall make monthly disbursements of the Tenant Improvement Allowance for Tenant Improvement Allowance Items for the benefit of Tenant, and during the construction of the Tenant Improvements, Landlord shall authorize the release of monies for the benefit of Tenant as follows.

2.2.2.1 Monthly Disbursements. On or before the first day of each calendar month during the construction of the Tenant Improvements (or such other date as Landlord may reasonably designate), Tenant shall deliver to Landlord: (i) a request for payment of the “Contractor,” as that term is defined in Section 4.1 of this Tenant Work Letter, approved by Tenant, in a form reasonably approved by Landlord, showing the schedule, by trade, of percentage of completion of the Tenant Improvements in the Premises, detailing the portion of the work completed and the portion not completed; (ii) invoices from the Contractor for labor rendered and materials delivered to the Premises; (iii) executed mechanic’s lien releases from all of Tenant’s Agents which shall comply with the appropriate provisions, as reasonably determined by Landlord, of California Civil Code Section 3262(d); and (iv) all other information reasonably requested by Landlord. As between Landlord and Tenant, Tenant’s request for payment shall be deemed Tenant’s acceptance and approval of the work furnished and/or the materials supplied as set forth in Tenant’s payment request, but shall not otherwise be deemed to waive any warranty or other obligation that the Contractor may have pursuant to its contract with Tenant. Thereafter, Landlord shall deliver a check to Tenant made jointly payable to Contractor and Tenant in payment of the lesser of: (A) the amounts so requested by Tenant, as set forth in this Section 2.2.2.1, above, less a ten percent (10%) retention (the aggregate amount of such retentions to be known as the “Final Retention”) (provided, however, that if Tenant’s request for payment or invoice from the Contractor includes a ten percent (10%) retention, Landlord shall not withhold an additional retention from its payment), and (B) the balance of any remaining available portion of the Tenant Improvement Allowance (not including the Final Retention), provided that Landlord does not dispute any request for payment based on non-compliance of any work with the “Approved Working Drawings,” as that term is defined in Section 3.4 below, or due to any substandard work. Landlord’s payment of such amounts shall not be deemed Landlord’s approval or acceptance of the work furnished or materials supplied as set forth in Tenant’s payment request.

2.2.2.2 Final Retention. Subject to the provisions of this Tenant Work Letter, a check for any Final Retention held by Landlord pursuant to Section 2.2.2.1, above, payable jointly to Tenant and Contractor shall be delivered by Landlord to Tenant following the completion of construction of the Premises, provided that (i) Tenant delivers to Landlord properly executed mechanics lien releases in compliance with both California Civil Code Section 3262(d)(2) and either Section 3262(d)(3) or Section 3262(d)(4), (ii) the Tenant Improvements are in compliance with the Approved Working Drawings, and (iii) Architect delivers to Landlord a certificate, in a form reasonably acceptable to Landlord, certifying that the construction of the Tenant Improvements in the Premises has been substantially completed.

2.2.2.3 Other Terms. Landlord shall only be obligated to make disbursements from the Tenant Improvement Allowance to the extent costs are incurred by Tenant for Tenant Improvement Allowance Items. All Tenant Improvement Allowance Items for which the Tenant Improvement Allowance has been made available shall be deemed Landlord’s property under the terms of this Lease.

2.3 Building Standard Components. The quality of Tenant Improvements shall be equal to or of greater quality than the quality of Building standard components customary in buildings in comparable properties located in Santa Clara, California, provided that the Tenant Improvements shall comply with any specifications reasonably designated by Landlord and communicated to Tenant prior to the design and construction of the Tenant Improvements.

EXHIBIT B

2.4 Unused Tenant Improvement Allowance. Tenant shall have until February 28, 2016 (as such date may be extended by any Tenant Improvement Delay) to elect to apply any portion of the total amount of the Tenant Improvement Allowance that remains unused following December 31, 2014 (the “Remaining Allowance”) to the costs relating to the Tenant Improvements under this Lease or the Companion Lease. In the event that Tenant has not fully utilized the Remaining Allowance by February 28, 2016 (as such date may be extended by any Tenant Improvement Delay), then all of such unused amounts shall revert to Landlord, and Tenant shall have no further rights with respect thereto.

2.5 Failure to Disburse Tenant Improvement Allowance. If Landlord fails to timely fulfill its obligation to fund any portion of the Tenant Improvement Allowance, Tenant shall be entitled to deliver notice (the “Payment Notice”) thereof to Landlord. If Landlord still fails to fulfill any such obligation within twenty (20) business days after Landlord’s receipt of the Payment Notice from Tenant and if Landlord fails to deliver notice to Tenant within such twenty (20) business day period explaining Landlord’s reasons that Landlord believes that the amounts described in Tenant’s Payment Notice are not due and payable by Landlord (“Refusal Notice”), Tenant shall be entitled to offset the amount so owed to Tenant by Landlord but not paid by Landlord (or if Landlord delivers a Refusal Notice but only with respect to a portion of the amount set forth in the Payment Notice and Landlord fails to pay such undisputed amount as required by the next succeeding sentence, the undisputed amount so owed to Tenant), together with interest at the Agreed Interest Rate from the last day of such twenty (20) business day period until the date of offset, against Tenant’s next obligations to pay Rent under the Lease. Notwithstanding the foregoing, Landlord hereby agrees that if Landlord delivers a Refusal Notice disputing a portion of the amount set forth in Tenant’s Payment Notice, Landlord shall pay to Tenant, concurrently with the delivery of the Refusal Notice, the undisputed portion of the amount set forth in the Payment Notice. However, if an Event of Tenant’s Default exists under Article 13 of the Lease at the time that such offset would otherwise be applicable, Tenant shall not be entitled to such offset until such Default is cured. If Landlord delivers a Refusal Notice, and if Landlord and Tenant are not able to agree on the disputed amounts to be so paid by Landlord, if any, within ten (10) days after Tenant’s receipt of a Refusal Notice, Tenant may commence a binding arbitration action with respect to such disputed amounts. If Tenant prevails in any such action, the award shall include interest at the Agreed Interest Rate calculated from the date of funding by Tenant, if any, or the date such amount was otherwise due to Tenant, as the case may be, until the date of Landlord’s payment of such award. Similarly, if Tenant prevails in any such arbitration, Tenant shall be entitled to apply such award as a credit against Tenant’s obligations to pay Rent under the Lease, and the award shall include interest at the Agreed Interest Rate calculated from the date of funding by Tenant, if any, until the date of Tenant’s application of such amounts as a credit against Rent.

SECTION 3

CONSTRUCTION DRAWINGS

3.1 Selection of Architect/Construction Drawings. Tenant shall retain an architect/space planner approved by Landlord (the “Architect”) to prepare the “Construction Drawings,” as that term is defined in this Section 3.1, which approval shall not be unreasonably withheld, conditioned or delayed. Tenant shall retain engineering consultants approved by Landlord (the “Engineers”) to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, life safety, and sprinkler work in the Premises, which work is not part of the Base Building, which approval shall be unreasonably withheld, conditioned or delayed. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the “Construction Drawings.” Tenant shall be required to include in its contracts with the Architect and the Engineers a provision which requires a standard and customary license for the use of all Construction Drawings to be transferred to Tenant and Landlord upon the Substantial Completion of the Tenant Improvements, including, without

EXHIBIT B

limitation, a right to make copies thereof; notwithstanding the foregoing, or anything to the contrary set forth herein, Landlord shall have no right to license or use any of Tenant’s designs, processes, business plans or other confidential or proprietary information contained in the Construction Drawings, all of which shall be kept strictly confidential by Landlord. All Construction Drawings shall be subject to Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed. Tenant shall cause Architect to verify, in the field, the dimensions and conditions as shown on the relevant portions of the base building plans, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord’s review of the Construction Drawings as set forth in this Section 3, shall be for its sole purpose and shall not imply Landlord’s review of the same, or obligate Landlord to review the same, for quality, design, Code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord’s space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings, and Tenant’s waiver and indemnity set forth in this Lease shall specifically apply to the Construction Drawings.

3.2 Final Space Plan. Subject to the terms and conditions of this Tenant Work Letter, Landlord conceptually approves the relocation and installation of equipment from Tenant’s photocathode facility located in Fremont, California as set forth on Schedule 1 attached hereto (the “Fremont Relocation Plan”), provided that Landlord reserves its right to approve the same as part of the Approved Working Drawings for the Tenant Improvements pursuant to this Tenant Work Letter. Tenant shall supply Landlord with four (4) copies signed by Tenant of its final space plan for the Premises before any architectural working drawings or engineering drawings have been commenced. The final space plan (the “Final Space Plan”) shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein. Landlord may request clarification or more specific drawings for special use items not included in the Final Space Plan. Landlord shall approve or disapprove the Final Space Plan within five (5) business days after Landlord’s receipt thereof, which approval shall not be unreasonably withheld, conditioned or delayed. Notwithstanding anything set forth herein to the contrary, Landlord and Tenant hereby agree that it shall be deemed reasonable for Landlord to withhold its approval of the Final Space Plan if a “Design Problem” exists. A “Design Problem” shall mean and refer to any design criteria which would (a) materially and adversely affect the Building Structure or the base Building mechanical, electrical, life safety, plumbing, sprinkler and HVAC systems installed or furnished by Landlord; (b) be in non-compliance with applicable building codes or Laws; (c) cause material interference with other tenants of the Project, or (d) materially and adversely affect the certificate of occupancy or its legal equivalent for the Building or any portion thereof. If Tenant is so advised, Tenant shall promptly cause the Final Space Plan to be revised to correct any deficiencies or other matters Landlord may reasonably require.

3.3 Final Working Drawings. After the Final Space Plan has been approved by Landlord, Tenant shall supply the Engineers with a complete listing of standard and non-standard equipment and specifications, including, without limitation, B.T.U. calculations, electrical requirements and special electrical receptacle requirements for the Premises, to enable the Engineers and the Architect to complete the “Final Working Drawings” (as that term is defined below) in the manner as set forth below. Upon the approval of the Final Space Plan by Landlord and Tenant, Tenant shall promptly cause the Architect and the Engineers to complete the architectural and engineering drawings for the Premises, and Architect shall compile a fully coordinated set of architectural, structural, mechanical, electrical and plumbing working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the “Final Working Drawings”) and shall submit the same to Landlord for Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed; provided that Landlord and Tenant hereby agree that it shall be deemed reasonable for Landlord to

EXHIBIT B

withhold its approval of the Final Working Drawings if a Design Problem exists or the Final Working Drawings are not substantially consistent with the Final Space Plan. Tenant shall supply Landlord with four (4) copies signed by Tenant of such Final Working Drawings. Landlord shall advise Tenant within five (5) business days after Landlord’s receipt of the Final Working Drawings for the Premises if the same is unsatisfactory or incomplete in any respect, then the parties shall promptly meet and confer and negotiate in good faith to reach an agreement on the Final Working Drawings.

3.4 Approved Working Drawings. The Final Working Drawings shall be approved by Landlord (the “Approved Working Drawings”) prior to the commencement of construction of the Premises by Tenant. After approval by Landlord of the Final Working Drawings, Tenant may submit the same to the appropriate municipal authorities for all applicable building permits (the “Permits”). Tenant hereby agrees that neither Landlord nor Landlord’s consultants shall be responsible for obtaining any building permit or certificate of occupancy for the Premises with respect to the Tenant Improvements, and that obtaining the same shall be Tenant’s responsibility; provided, however, that Landlord shall cooperate with Tenant in executing permit applications and performing other ministerial acts reasonably necessary to enable Tenant to obtain any such permit or certificate of occupancy. No changes, modifications or alterations in the Approved Working Drawings may be made without the prior written consent of Landlord, which consent may not be unreasonably withheld, conditioned or delayed. In the event that Landlord fails to respond to a written request (an “Approval Request”) from Tenant for approval of any change to the Approved Working Drawings which requires Landlord’s prior written consent within three (3) business days after Landlord’s receipt of such Approval Request, such failure to respond shall be deemed Landlord’s approval of the proposed change set forth in the Approval Request. In addition, in the event that Landlord disapproves of a proposed change in an Approval Request, Landlord shall provide Tenant with a written explanation of such disapproval and the parties shall thereafter meet and confer and negotiate in good faith to reach an agreement with respect to such proposed change. Notwithstanding the foregoing, Tenant may make changes to the Approved Working Drawings without Landlord’s prior written consent (but with prompt written notice to Landlord setting forth the type, scope and cost of such change) in the event such changes (i) are required by the City of Santa Clara or other applicable governmental body having jurisdiction over the Premises, Building or Project and are substantially consistent with the design intent of the Approved Working Drawings, or (ii) consist of minor field changes that (A) are consistent with the intent or required for the proper execution of the Approved Working Drawings, and (B) will not materially and adversely affect the design, use or operation of the Premises or the Tenant Improvements.

SECTION 4

CONSTRUCTION OF THE TENANT IMPROVEMENTS

4.1 Tenant’s Selection of Contractors.

4.1.1 The Contractor. A general contractor shall be retained by Tenant to construct the Tenant Improvements. Such general contractor (“Contractor”) shall be subject to Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed. Tenant shall obtain cost estimate bids from a minimum of two (2) general contractors to construct the Tenant Improvements.

4.1.2 Tenant’s Agents. The Contractor and Tenant’s subcontractors, laborers, materialmen, and suppliers used by Tenant and present at the Project are collectively referred to herein as “Tenant’s Agents”. All HVAC, plumbing and electrical subcontractors engaged by the Contractor shall be subject to Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed.

EXHIBIT B

4.2 Construction of Tenant Improvements by Tenant’s Agents.

4.2.1 Construction Contract; Cost Budget. Prior to Tenant’s execution of the construction contract and general conditions with Contractor (the “Contract”), Tenant shall submit the Contract to Landlord for its approval, which approval shall not be unreasonably withheld, conditioned or delayed. Prior to the commencement of the construction of the Tenant Improvements, and after Tenant has accepted all bids for the Tenant Improvements, Tenant shall provide Landlord with a detailed breakdown, by trade, of the final costs to be incurred or which have been incurred, as set forth more particularly in Sections 2.2.1.1 through 2.2.1.10, above, in connection with the design and construction of the Tenant Improvements to be performed by or at the direction of Tenant or the Contractor, which costs form a basis for the amount of the Contract (the “Final Costs”). The amount equal to the difference between the amount of the Final Costs and the amount of the Tenant Improvement Allowance (less any portion thereof already disbursed by Landlord, or in the process of being disbursed by Landlord, on or before the commencement of construction of the Tenant Improvements) shall be referred to as the “Over-Allowance Amount”. The Over-Allowance Amount shall be disbursed by Tenant prior to the disbursement of any portion of the Tenant Improvement Allowance. In the event that, after the Final Costs have been delivered by Tenant to Landlord, the costs relating to the design and construction of the Tenant Improvements shall change, any additional costs necessary to such design and construction in excess of the Final Costs, shall be paid by Tenant promptly as an addition to the Over-Allowance Amount, but Tenant shall continue to provide Landlord with the documents described in Sections 2.2.2.1 (i), (ii), (iii) and (iv) of this Tenant Work Letter, above, for Landlord’s approval, prior to Tenant paying such costs. Notwithstanding anything set forth in this Tenant Work Letter to the contrary, construction of the Tenant Improvements shall not commence until (a) Landlord has approved the Contract, and (b) Tenant has procured and delivered to Landlord a copy of all Permits.

4.2.2 Tenant’s Agents.

4.2.2.1 Landlord’s General Conditions for Tenant’s Agents and Tenant Improvement Work. Tenant’s and Tenant’s Agent’s construction of the Tenant Improvements shall comply with the following: (i) the Tenant Improvements shall be constructed in strict accordance with the Approved Working Drawings; (ii) Landlord’s reasonable rules and regulations for the construction of improvements in the Building, (iii) Tenant’s Agents shall submit schedules of all work relating to the Tenant’s Improvements to Contractor and Contractor shall promptly inform Tenant’s Agents of any changes which are necessary thereto, and Tenant’s Agents shall adhere to such corrected schedule; and (iv) Tenant shall abide by all reasonable rules made by Landlord’s Building manager with respect to the use of loading dock areas, storage of equipment and materials at the Project, and any other matter in connection with this Tenant Work Letter, including, without limitation, the construction of the Tenant Improvements. Tenant shall pay a logistical coordination fee (the “Coordination Fee”) to Landlord in an amount equal to two and one-half percent (2.5%) of the amount of all costs to construct the Tenant Improvements (excluding the cost of building permits and architectural fees). The Coordination Fee shall be included in the costs to construct the Tenant Improvements, which Coordination Fee shall be for services relating to the coordination of the construction of the Tenant Improvements. Landlord shall deduct the Coordination Fee from the Tenant Improvement Allowance and pay its agent on a monthly basis. Tenant shall be responsible for payment of the Coordination Fee to the extent that the costs to construct the Tenant Improvements exceed the Tenant Improvement Allowance. In the event of a conflict between the Approved Working Drawings and Landlord’s construction rules and regulations, the Approved Working Drawings shall prevail.

4.2.2.2 Indemnity. Tenant’s indemnity of Landlord as set forth in this Lease (including all applicable exceptions and limitations thereto) shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or

EXHIBIT B

Tenant’s Agents, or anyone directly or indirectly employed by any of them, or in connection with Tenant’s non-payment of any amount arising out of the Tenant Improvements (which non-payment was not the result of a breach of Landlord’s obligations under this Tenant Work Letter) and/or Tenant’s disapproval of all or any portion of any request for payment. Such indemnity by Tenant, as set forth in this Lease, shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to Landlord’s performance of any ministerial acts reasonably necessary (i) to permit Tenant to complete the Tenant Improvements, and (ii) to enable Tenant to obtain any building permit or certificate of occupancy for the Premises.

4.2.2.3 Requirements of Tenant’s Agents. Tenant shall obtain an industry-standard warranty from the Contractor for the benefit of Tenant and Landlord that the Tenant Improvements shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof. Such warranty as to materials or workmanship of or with respect to the Tenant Improvements shall be contained in the Contract and shall be written such that such warranty shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either. Tenant covenants to give to Landlord any assignment or other assurances which may be necessary to effect such right of direct enforcement.

4.2.2.4 Insurance Requirements.

4.2.2.4.1 General Coverages. Tenant shall cause the Contractor and all of Tenant’s Agents to carry worker’s compensation insurance covering all of their respective employees, and to also carry public liability insurance, including property damage, all with limits, in form and with companies reasonably acceptable to Landlord.

4.2.2.4.2 Special Coverages. Tenant shall carry “Builder’s All Risk” insurance in an amount covering the cost of construction of the Tenant Improvements, and such other standard and customary insurance as Landlord may reasonably require, it being understood and agreed that the Tenant Improvements shall be insured by Tenant pursuant to this Lease immediately upon completion thereof. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Landlord including, but not limited to, the requirement that all of Tenant’s Agents shall carry excess liability and Products and Completed Operation Coverage insurance, each in amounts not less than $500,000 per incident, $1,000,000 in aggregate.

4.2.2.4.3 General Terms. Certificates for all insurance carried pursuant to this Section 4.2.2.4 shall be delivered to Landlord before the commencement of construction of the Tenant Improvements and before the Contractor’s equipment is moved onto the site. All such policies of insurance must contain a provision that the company writing said policy will give Landlord thirty (30) days prior written notice of any cancellation or lapse of the effective date or any reduction in the amounts of such insurance so long as such provision is obtainable at a commercially reasonable cost, but in any event Tenant shall provide Landlord not less than ten (10) days prior written notice of any cancellation or lapse of the effective date or any reduction in the amounts of such insurance. In the event that the Tenant Improvements are damaged by any cause during the course of the construction thereof, Tenant shall promptly repair or cause the repair of the same at no cost or expense to Landlord, subject to the provisions of Article 11 of the Lease. Tenant’s Agents shall maintain all of the foregoing insurance coverage in force until the Tenant Improvements are fully completed and accepted by Landlord, except for any Products and Completed Operation Coverage insurance required by Landlord, which is to be maintained for three (3) years following completion of the work and acceptance by Landlord and Tenant. All policies carried under this Section 4.2.2.4 shall name Landlord and Tenant as additional insureds. All insurance, except Workers’ Compensation, maintained by Tenant’s Agents shall preclude subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary

EXHIBIT B

insurance as respects the owner and that any other insurance maintained by owner is excess and noncontributing with the insurance required hereunder. The requirements for the foregoing insurance shall not derogate from the provisions for indemnification of Landlord by Tenant under Section 4.2.2.2 of this Tenant Work Letter. In no event shall Landlord require Tenant to obtain a lien and completion bond or other alternate form of security to ensure the lien-free completion of the Tenant Improvements.

4.2.3 Governmental Compliance. The Tenant Improvements shall comply in all material respects with the following: (i) the Code and other state, federal, city or quasi-governmental laws, codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other person; (ii) applicable standards of the American Insurance Association (formerly, the National Board of Fire Underwriters) and the National Electrical Code; and (iii) building material manufacturer’s specifications, as applicable.

4.2.4 Inspection by Landlord. Tenant shall use commercially reasonable efforts to provide Landlord with reasonable prior notice of any inspection to be performed by a governmental entity in connection with the construction of the Tenant Improvements in order to allow Landlord to be present during such inspection. Landlord shall have the right to inspect the Tenant Improvements at all times, provided however, that Landlord’s failure to inspect the Tenant Improvements shall in no event constitute a waiver of any of Landlord’s rights hereunder nor shall Landlord’s inspection of the Tenant Improvements constitute Landlord’s approval of the same. Should Landlord reasonably disapprove any portion of the Tenant Improvements, Landlord shall notify Tenant in writing of such disapproval and shall specify the items disapproved. Any defects or deviations in, and/or reasonable disapproval by Landlord of, the Tenant Improvements shall be rectified by Tenant at no expense to Landlord.

4.2.5 Meetings. Commencing upon the execution of this Lease, Tenant shall hold weekly meetings at a reasonable time, with the Architect and the Contractor regarding the progress of the preparation of Construction Drawings and the construction of the Tenant Improvements, and Landlord and/or its agents shall receive prior notice of, and shall have the right to attend, all such meetings. In addition, minutes shall be taken at all such meetings, a copy of which minutes shall be delivered to Landlord. One such meeting each month shall include the review of Contractor’s current request for payment.

4.3 Notice of Completion; Copy of Record Set of Plans. Within ten (10) days after completion of construction of the Tenant Improvements, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the county in which the Building is located in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and a copy thereof shall be furnished to Landlord upon such recordation. If a Notice of Completion is not so recorded, Landlord may execute and file the same on behalf of Tenant as Tenant’s agent for such purpose, at Tenant’s sole cost and expense. At the conclusion of construction of the Tenant Improvements, Tenant shall (i) cause the Architect to prepare final as-built drawings for the Premises, (B) cause the Architect and the Contractor to certify to the best of their knowledge that the “record-set” of as-built drawings are true and correct, which certification shall survive the expiration or termination of this Lease, and (C) cause the delivery to Landlord of four (4) sets of copies of such record set of drawings within ninety (90) days following issuance of all governmental permits and approvals required for the completion of the Tenant Improvements and occupancy of the Premises affected thereby, and (ii) Tenant shall deliver to Landlord a copy of all warranties, guaranties, and operating manuals and information relating to the Tenant Improvements.

EXHIBIT B

SECTION 5

MISCELLANEOUS

5.1 Tenant’s Representative. Tenant has designated Mr. Jeff Andreson as its sole representative with respect to the matters set forth in this Tenant Work Letter, who shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

5.2 Landlord’s Representative. Landlord has designated Mr. Paul Turek as its sole representatives with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

5.3 Time of the Essence in This Tenant Work Letter. Unless otherwise indicated, all references herein to a “number of days” shall mean and refer to calendar days. If any item requiring approval is timely disapproved by Landlord, the parties shall meet and confer and negotiate in good faith to reach an agreement on such matter.

5.4 Tenant’s Lease Default. Notwithstanding any provision to the contrary contained in this Lease, if an Event of Tenant’s Default as described in the Lease or this Tenant Work Letter has occurred at any time on or before the Substantial Completion of the Tenant Improvements, then (i) in addition to all other rights and remedies granted to Landlord pursuant to this Lease, Landlord shall have the right to withhold payment of all or any portion of the Tenant Improvement Allowance and/or Landlord may cause Contractor to cease the construction of the Premises (in which case, Tenant shall be responsible for any delay in the substantial completion of the Premises caused by such work stoppage), and (ii) all other obligations of Landlord under the terms of this Tenant Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of this Lease (in which case, Tenant shall be responsible for any delay in the substantial completion of the Premises caused by such inaction by Landlord).

EXHIBIT B

SCHEDULE 1 TO EXHIBIT B

FREMONT RELOCATION PLAN

Fremont Photocathode Facility Overview

GaAs and InGaAsP MOCVD (Metal Organic Chemical Vapor Deposition) reactors. Process plumbing includes supply gasses (N2, CDA, H2, Arsine & Phosphine), cooling water and exhaust ducting/pumps. Life Safety system.

Semi conductor processing tools: Dicers, Aligners, photo resist spinners, bonders, microscopes.

Thin Film deposition tools: PEVCD (Silane gas), Sputter and E-beam tools (gold, nickel, etc.).

Wet chemistry processing: exhausted wet benches (solvents and acid/bases).

Facility Pad support Equipment: Acid Waste Neutralization, Arsenic treatment system, Process cooling water, DI water, HF waste storage, N2 tank, H2 tank.

SCHEDULE 1 TO

EXHIBIT B

EXHIBIT C

NO RESERVED PARKING AREA

EXHIBIT C

EXHIBIT D

OPTION TO EXTEND

This Exhibit D (this “Exhibit”) is made in connection with and is a part of that certain Lease, dated as of March     , 2014, by and between M WEST PROPCO X, LLC, a Delaware limited liability company, as Landlord, and INTEVAC, INC., a Delaware corporation, as Tenant, (the “Lease”).

1. Definitions and Conflict. All capitalized terms referred to in this Exhibit shall have the same meaning as provided in the Lease, except as expressly provided to the contrary in this Exhibit. In case of any conflict between any term or provision of the Lease and any exhibits attached thereto and this Exhibit, this Exhibit shall control.

2. Option to Extend and Rent During the Extended Period: Tenant shall have one (1) option to extend the Lease Term for a period of five (5) years (the period shall be referred to as the “Extension Period”) by giving delivering notice of exercise of such option (“Extension Option Notice”) to Landlord at least two hundred seventy (270) days, but not more than three hundred sixty-five (365) days, prior to the expiration of the initial Lease Term. The Extension Period shall commence, if at all, immediately following the expiration of the initial Lease Term. If Tenant is in default, after notice and the expiration of the applicable cure period, under any term or provision of the Lease on the date of giving an Extension Option Notice, or if Tenant is in default, after notice and the expiration of the applicable cure period, under any term or provision of the Lease on the date of the applicable Extension Period is to commence, the Extension Period at the option of Landlord shall not commence and the Lease shall expire at the end of initial Lease Term. The Extension Period shall be upon all of the terms and provisions of the Lease, except that (i) the Base Monthly Rent during such Extension Period shall be one hundred percent (100%) of then Fair Market Rent, (ii) any work, allowance, free rent, or concession provided by Landlord in connection with the commencement of the initial Lease Term shall not apply; and (iii) Tenant shall not have any additional option to extend.

2.1 Fair Market Rent. The term “Fair Market Rent” for purposes of determining Base Monthly Rent during the Extension Period shall mean the base monthly rent generally applicable to full-building leases at comparable class buildings of comparable size, age and quality of the Premises in the Santa Clara area projected as of the first day of the Extension Period by giving due consideration for the quality of the Building and improvements therein (including the quality of the then existing improvements in the Premises), the quality for credit tenants, for a term comparable to the Extension Period at the time the commencement of the Extension Period is scheduled to commence, and for comparable space that is not subleased or subject to another party’s expansion rights or not leased to a tenant that holds an ownership interest in the landlord, taking into account rental structure, including, without limitation, rental rates per rentable square foot (including whether gross or net, and if gross adjusting for base year or expense stop), additional rental, all other payments and escalations, the size of the Premises compared to the size of the premises of the comparison leases, location, floor levels and efficiencies of the floor(s) for which the determination is being made, free rent, moving expenses and other cash payments, allowances or monetary concessions provided to Tenant, the age and quality of construction of the Building, and leasehold improvements and/or allowances, including the amounts thereof in renewal leases, and taking into account, in the case of renewal leases (including this Lease), the value of existing leasehold improvements, but without any deduction for commissions whether or not incurred by Landlord, and otherwise subject to the terms and conditions of this Lease that will be applicable during the Extension Period.

2.2 Procedure to Determine Fair Market Rent. Landlord shall notify Tenant in writing of Landlord’s determination of the Fair Market Rent (“Landlord’s FMR”) within thirty (30) days after receipt of the Extension Option Notice. Within thirty (30) days after Tenant’s receipt of such written notice of Landlord’s FMR, Tenant shall have the right either to: (i) accept Landlord’s FMR, or (ii) elect to have the Fair Market Rent determined in accordance with the appraisal procedure set forth below. The failure of Tenant to deliver written notice of its election under the preceding sentence shall be deemed an acceptance of Landlord’s FMR. The election (or deemed election ) by Tenant under this section shall be non-revocable and binding on the parties.

EXHIBIT D

2.3 Appraisers. If Tenant has elected to have the Fair Market Rent determined by an appraisal, then within ten (10) days after receipt of Tenant’s written notice of such an election, each party, by delivering written notice to the other party, shall appoint a broker to render a written opinion of the Fair Market Rent for the Extension Period. Each broker must be a real estate broker licensed in the State where the Building is located for at least five years and with at least five years’ experience in the appraisal of rental rates of leases or in the leasing of space in office buildings in the area in which the Building is located and otherwise unaffiliated with either Landlord or Tenant. The two brokers shall render their written opinion of the Fair Market Rent for the Extension Period to Landlord and Tenant within thirty (30) days after the appointment of the second broker. If the Fair Market Rent of each broker is within three percent (3%) of each other, then the average of the two appraisals of Fair Market Rent shall be the Fair Market Rent for the Extension Period. If one party does not appoint its broker as provided above, then the one appointed shall determine the Fair Market Rent. The Fair Market Rent so determined under this section shall be binding on Landlord and Tenant.

2.4 Third Appraiser. If the Fair Market Rent determined by the brokers is more than three percent (3%) apart, then the two brokers shall pick a third broker within ten (10) days after the two brokers have rendered their opinions of Fair Market Rent as provided above. If the two brokers are unable to agree on the third broker within said ten (10) day period, Landlord and Tenant shall mutually agree on the third broker within ten (10) days thereafter. If the parties do not agree on a third qualified broker within ten (10) days, then at the request of either Landlord or Tenant, such third broker shall be promptly appointed by the then Presiding Judge of the Superior Court of the State of California for the County where the Building is located. The third broker shall be a person who has not previously acted in such capacity for either party and must meet the qualifications stated above.

2.5 Impartial Appraisal. Within thirty (30) days after its appointment, the third broker (the “Third Party”), Landlord’s broker and Tenant’s broker shall reach a decision as to whether the parties shall use the appraisal made by the Landlord’s or Tenant’s broker as the Fair Market Rent for the Extension Period, and shall notify Landlord and Tenant thereof. The three brokers may not offer any different opinion or recommendation of Fair Market Rent. The decision of the majority of the three brokers shall be binding upon Landlord and Tenant. The Fair Market Rent determined in accordance with the foregoing procedure shall be binding on the parties.

2.6 Appraisal Costs. Each party shall bear the cost of its own appraiser and one-half (1/2) the cost of the third appraiser, unless the Fair Market Rent of the Third Opinion is within five percent (5%) either party’s FMR, in which case the other party shall bear the entire cost of the third appraiser.

2.7 Acknowledgment of Rent. After the Fair Market Rent for the Extension Period has been established in accordance with the foregoing procedure, Landlord and Tenant shall promptly execute an amendment to the Lease to reflect the Base Monthly Rent for the Extension Period.

2.8 Personal Option. The foregoing option to extend is personal to the original Tenant signing the Lease (and any Transferee pursuant to a Permitted Transfer), but may not be assigned or transferred to or exercised by any other assignee, sublessee or transferee under a Transfer.

2.9 Conditions to Exercise. The foregoing option to extend may only be exercised by Tenant if Tenant then occupies not less than seventy-five percent (75%) of the Premises.

EXHIBIT D

EXHIBIT E

APPROVED HAZARDOUS MATERIALS EXHIBIT

[see attached]

EXHIBIT E

EXHIBIT F

INTENTIONALLY OMITTED

EXHIBIT F

(i)

Prepared By and After Recording Return To:

Bryan Cave LLP

2200 Ross Avenue, Suite 3300

Dallas, Texas 75201

Attn: Ed Fields

Recording information above this line

Prudential Loan No. 703000212

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

This Subordination, Non-Disturbance and Attornment Agreement (“Agreement”) is effective as of the date of execution by the last of the parties hereto to execute their respective signatures as set forth below (the “Effective Date”) between THE BANK OF NEW YORK MELLON, a New York banking corporation, not in its individual capacity but solely as Trustee under the Reserve Trust Agreement for the PICA HARTFORD LIFE & ACCIDENT COMFORT TRUST and THE BANK OF NEW YORK MELLON, a New York banking corporation, not in its individual capacity but solely as Trustee under the Reserve Trust Agreement for the PAR U HARTFORD LIFE & ANNUITY COMFORT TRUST (together with its successors or assigns in interest, collectively “Lender”) with a mailing address c/o Prudential Asset Resources, Inc., 2100 Ross Avenue, Suite 2500, Dallas, Texas 75201, and INTEVAC, INC., a Delaware corporation (“Tenant”, which includes any assigns and successors in interest of Tenant permitted under the Lease), with a current mailing address of Intevac, Inc., 3560 Bassett Street, Santa Clara, California 95054: Attn: Chief Financial Officer.

RECITALS:

A. Lender is the current owner and the holder of a loan evidenced by a Promissory Notes (collectively, the “Note”) dated October 1, 2008, in the original aggregate amount of $115,000,000.00. The Note is secured by a Deed of Trust, Security Agreement and Fixture Filing dated the same date as said Note, and recorded under Document No. 20003674 of the Real Property Records of Santa Clara County, California (as the same may have been subsequently amended, extended, assigned or otherwise modified, hereinafter referred to as the “Mortgage”), covering the real property described therein (the “Mortgaged Premises”), including certain premises located at 3548 Basset Street, Sunnyvale, CA (the “Subject Premises”).

B. Tenant is the tenant under that certain Lease Agreement dated March 20, 2014 (the “Lease”), between Tenant and M West Propco X LLC, a Delaware limited liability company, as landlord (said landlord and its successors and assigns under the Lease, except Lender and those claiming under Lender, hereinafter called “Landlord”), covering part of the Subject Premises as set forth under the Lease (hereinafter called the “Demised Premises”).

Loan No. 703000212 SNDA for Intevac for 3548 Basset Street	1

C. Tenant and Lender desire to confirm their understanding with respect to the Lease and the Mortgage.

THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties, Lender and Tenant agree as follows:

1. Subordination. The Lease is now, and will at all times and for all purposes be, subject and subordinate, in every respect, to the Mortgage and the lien imposed by the Mortgage, with the provisions of this Agreement (as between the Tenant and Lender only) controlling over the provisions of the Lease. The Lease is subordinate and subject, in each and every respect, to any and all increases, renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Mortgage (collectively a “Modification”), and all other loan documents securing the Note, provided that any and all Modifications shall nevertheless be subject to the terms of this Agreement.

2. Non-Disturbance. So long as Tenant is not in default, beyond the applicable cure periods, under any of the terms, provisions, agreements, covenants, or obligations set forth in the Lease (a) Lender shall not name or join Tenant as a defendant in any exercise of Lender’s rights and remedies arising upon default under the Mortgage, unless applicable law requires Tenant to be made a party, and (b) Tenant’s possession of the Demised Premises under said Lease shall not be disturbed or interfered with by Lender.

3. Attornment. If Lender or any other party succeeds to the interest of Landlord under the Lease in any manner (“Successor Landlord”), including but not limited to foreclosure, exercise of any power of sale, succession by deed in lieu or other conveyance (a “Succession”), Tenant will attorn to and be bound to Successor Landlord upon Succession and will recognize any Successor Landlord as the landlord under the Lease. The Lease shall continue in full force and effect as a direct lease, in accordance with its terms, except as provided in this Agreement. Such attornment is effective and self-operative without the execution of any further instrument. Tenant, upon request, will sign and deliver any instruments reasonably requested to evidence such attornment. Tenant waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect the Lease and the obligations of Tenant thereunder as a result of any such foreclosure or trustee’s sale. Lender shall use commercially reasonable efforts to exercise Lender’s remedies pursuant to the Mortgage in a manner that does not materially and adversely affect Tenant’s ability to operate its business in the Demised Premises.

4. Limitation on Successor Landlord’s Liability. Upon any Succession, Successor Landlord shall not be (a) liable for any act or omission of the Landlord under said Lease, provided that the Successor Landlord shall be obligated to cure any Continuing Defaults (as defined below), (b) subject to any offsets or defenses which Tenant may have against the Landlord arising or occurring prior to the Succession, except for offsets pertaining to rent abatement, tenant improvement allowances or other credits, expressly provided for in the Lease, (c) bound by any rent or additional rent which Tenant may have paid to Landlord for more than the current month, except for monthly payments of common area maintenance charges, unreconciled capital improvement payments, property taxes, and so-called “free rent” or rental abatement provided in the Lease, (d) bound by any amendment or modification of the Lease that would reduce or shorten any economic

Loan No. 703000212 SNDA for Intevac for 3548 Basset Street	2

obligations of Tenant under the Lease or materially impair Landlord’s rights under the Lease made without Lender’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, (e) liable for any security deposit paid by Tenant to Landlord except to the extent such deposit is delivered to Successor Landlord, or (f) liable for the payment of any leasing commissions, the triggering event for which arose or occurred prior to the Succession. Any reference to Landlord includes all prior landlords under the Lease. Successor Landlord shall not be liable for the performance of the obligations of the Landlord under the Lease, except for those obligations which first arise during the period of Successor Landlord’s ownership of the Subject Premises and for “Continuing Defaults” (as defined below). In the case of a casualty or condemnation repair obligation, during the time period during which Lender is the Successor Landlord, Lender must receive the insurance or condemnation proceeds as a condition precedent to Lender’s repair obligation under the Lease.

A “Continuing Default” is defined as a non-monetary default by Landlord under the Lease that began prior to Succession, is ongoing and continuing following Succession, and is susceptible to being cured. Successor Landlord shall only have liability for actual damages (not consequential or special damages) that arise after Succession as a result of its failure to cure a Continuing Default.

5. Tenant’s Warranty. Tenant warrants to Lender, as of the date hereof, that (a) attached hereto as Exhibit A is a true, correct and complete copy of the Lease, (b) to Tenant’s current actual knowledge, there are no known defaults on the part of Landlord, (c) the Lease is a complete statement of the agreement of the parties with respect to the leasing of the Demised Premises, (d) the Lease is validly executed by Tenant and in full force and effect, and (e) to Tenant’s current actual knowledge, all conditions to the effectiveness or continuing effectiveness thereof required to be satisfied as of the date hereof have been satisfied. Tenant acknowledges and warrants to Lender that Tenant has not entered into any agreement to subordinate the Lease or any of Tenant’s rights under the Lease to any lien or mortgage other than the Mortgage.

Each party hereto further represents and warrants to the other party hereto that such party: (i) is not a person or entity with whom the other party is restricted from doing business with under regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of the Treasury (including, but not limited to, those named on OFAC’s Specially Designated Nationals and Blocked Persons list) or under any statute, executive order (including, but not limited to, the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action; (ii) is not a person or entity with whom the other party is restricted from doing business under the International Money Laundering Abatement and Financial Anti-Terrorism Act of 2001 or the regulations or orders thereunder; and (iii) is not knowingly engaged in any dealings or transaction or be otherwise associated with such persons or entities described in (i) and (ii) above.

6. Lender Cure Rights. Tenant will notify Lender in writing of any default by Landlord under the Lease that would entitle Tenant to cancel or terminate the Lease or abate the rents payable thereunder. Such notice shall be sent to Lender at 2100 Ross Avenue, Suite 2500, Dallas, Texas 75201, Reference Loan No. 703000212, certified mail, return receipt requested. Lender shall thereafter have forty-five (45) days to cure the default by Landlord, provided that if the default does not arise solely from the nonpayment of money and cannot reasonably be cured within

Loan No. 703000212 SNDA for Intevac for 3548 Basset Street	3

the time period set forth above, then Lender will have such additional time as is reasonably necessary to cure the default so long as Lender commences the cure thereof within original time period set forth above and diligently and in good faith pursues same to completion, and so long as Tenant’s use and enjoyment of the Demised Premises is not materially impaired during such period. Lender has no obligation to cure any default by Landlord and shall have no liability for not curing any default. Notwithstanding the foregoing, if Tenant shall inadvertently fail to provide such notice of Landlord’s default or breach to Lender, such failure shall not constitute a default of Tenant hereunder or under the Lease, but no such notice shall be binding on Lender until actually delivered by Tenant in accordance with the above notice provisions.

7. Exculpation of Successor Landlord. Notwithstanding anything to the contrary in this Agreement or the Lease, Tenant shall look exclusively to Successor Landlord’s interest in the Mortgaged Premises or any proceeds from the disposition thereof, any rents or profits derived from the Mortgaged Premises, or any insurance or condemnation proceeds related thereto, for the satisfaction of Tenant’s remedies in the event of (a) default by Successor Landlord as landlord under the Lease, (b) any indemnity obligation that arises pursuant to the Lease, or (c) any payment or discharge of any money judgment in favor of Tenant against Successor Landlord with respect to the Lease.

8. Rent Payment. Immediately upon written notice to Tenant (a) that Lender is exercising its rights under the Mortgage or any other loan documents acting to secure the Note following a default under the Loan, or (b) of Lender’s succeeding to the Landlord’s interest under the Lease, Tenant agrees to pay all rents due under the Lease directly to Lender in accordance with the Lease. In such event, Landlord hereby expressly authorizes Tenant to make such payments to Lender and further agrees that any sums paid to Lender shall be in satisfaction of Tenant’s obligations under the Lease.

9. Complete Agreement. If this Agreement conflicts with the Lease, then as between the Tenant and Lender only hereto, all of the terms and provisions of this Agreement which are inconsistent with the Lease shall govern and control.

10. No Oral Modification/Binding Effect. This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest.

11. Laws. This Agreement shall be construed in accordance with the laws of the State where the Mortgaged Premises are located.

12. Hazardous Materials. Following a Succession, Successor Landlord shall have no liability for any misrepresentation by Landlord under Section 7.2.E of the Lease or any obligation to indemnity Tenant under Section 7.2.E of the Lease. However, Successor Landlord must (i) comply with all laws governing Hazardous Materials (defined in Section 7.2.E of the Lease), (ii) store, use and dispose of all Hazardous Materials at the Subject Premises in accordance with all applicable Hazardous Materials Laws, and (iii) remove, remediate and/or clean up, as applicable, in accordance with all applicable Hazardous Materials Laws (defined in Section 7.2.E of the Lease), all Hazardous Materials at the Subject Premises (to the extent not caused by Tenant or its employees, contractors or agents) impairing Tenant’s use or access to the Demised Premises.

Loan No. 703000212 SNDA for Intevac for 3548 Basset Street	4

13. Insurance. Pursuant to Section 9.1.B of the Lease, Landlord hereby designates that Lender shall be an additional insured under the commercial general liability policy of insurance required to be carried by Tenant pursuant to Section 9.1 of the Lease. If Lender becomes a Successor Landlord, insurance required to be carried by Landlord under the Lease may be effected by Lender or an affiliate of Lender by self-insurance or by a policy or policies of blanket insurance covering additional items or locations or insureds and with such commercially reasonable deductibles as Lender may from time to time reasonably determine. Tenant has no rights in any policy or policies maintained by Lender.

14. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed and delivered to each of the parties.

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Loan No. 703000212 SNDA for Intevac for 3548 Basset Street	5

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed.

LENDER:

THE BANK OF NEW YORK MELLON, a New York banking corporation, not in its individual capacity but solely as Trustee under the Reserve Trust Agreement for the PICA HARTFORD LIFE & ACCIDENT COMFORT TRUST and THE BANK OF NEW YORK MELLON, a New York banking corporation, not in its individual capacity but solely as Trustee under the Reserve Trust Agreement for the PAR U HARTFORD LIFE & ANNUITY COMFORT TRUST

By:	Prudential Asset Resources, Inc.,
a Delaware corporation
Its:	Servicer

By:	/s/ Cheryl Eskridge
Name:	Cheryl Eskridge
Title:	Vice President
Dated:	4/2, 2014

STATE OF TEXAS	§
	§	ss.
COUNTY OF DALLAS	§

Before me, on April 2, 2014 in and for said State, personally appeared Cheryl T. Eskridge as Vice President of Prudential Asset Resources, Inc., a Delaware corporation, as Servicer for The Bank of Mellon of New York, a New York banking corporation, not in its individual capacity but solely as Trustee, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the instrument on behalf of said entity.

/s/ EMILY J. HODGES
Notary Public

SIGNATURES CONTINUE ON FOLLOWING PAGE

Loan No. 703000212 SNDA for Intevac for 3548 Basset Street	6

TENANT:

INTEVAC, INC., a Delaware corporation

By:	/s/ JEFFREY ANDRESON
Name:	JEFFREY ANDRESON
Title:	EVP, CFO, Secretary
Dated:	March 18th, 2014

STATE OF CALIFORNIA

COUNTY OF Santa Clara

On March 18, 2014, 2014, before me, Melody Dunn, a Notary Public, personally appeared Jeffrey Scott Andreson, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies.), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ MELODY A. DUNN
Signature of the Notary Public

(Seal)

SIGNATURE CONTINUES ON FOLLOWING PAGE

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With respect to Sections 8 and 13.	LANDLORD:

M WEST PROPCO X LLC, a Delaware limited liability company

	By:	/s/ Steve Novick
	Name:	Steve Novick
	Title:	Authorized Signatory
Dated: March 21, 2014

STATE OF CALIFORNIA

COUNTY OF San Francisco

On March 21, 2014, before me, Laura Leon, a Notary Public, personally appeared Steve Novick, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ LAURA LEON
Signature of the Notary Public

(Seal)

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Exhibit A

Lease

[See Attached]

A – 1